Exhibit (10)(k)

ALLTEL CORPORATION
PENSION PLAN

(January 1, 2001 Restatement)

VOLUME I

ALLTEL CORPORATION
PENSION PLAN
(January 1, 2001 Restatement)

PREAMBLE TO VOLUME I

The ALLTEL Corporation Pension Plan is hereby amended and restated, effective as of January 1, 2001. The amended and restated Plan is intended to be a continuation of the pension plan originally effective as of January 1, 1972, as amended and restated January 1, 1976, January 1, 1982, January 1, 1985, January 1, 1989, and January 1, 1994. The Plan and its corresponding Trust Agreement are intended to be qualified under Section 401(a) and Section 501(a) of the Code. The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

This Volume I of the Plan contains all Articles of the Plan other than Article XIII, which is contained in Volume II.

ARTICLE I
DEFINITIONS

Whenever used herein with the initial letter capitalized, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. For purposes of construction of the Plan, the masculine term shall include the feminine and the singular shall include the plural in all cases in which they could thus be applied.

1.01 Accrued Pension

(a) For a Participant who is covered by a collective bargaining agreement, an amount equal to the greater of (A) or (B) below:

(A) His Benefit Percentage multiplied by his Average Monthly Compensation at date of determination; or

(B) $10.00 multiplied by the number of years (and fraction) of Benefit Service;

(b) For a Participant who is not covered by a collective bargaining agreement and who is not compensated on an hourly basis, an amount equal to the sum of (1), (2), as applicable, and (3):

(1) The greater of (A) or (B) below:

(A) His Benefit Percentage as of December 31, 1987 multiplied by his Average Monthly Compensation as of December 31, 1987; or

(B) $10.00 multiplied by the number of years (and fraction) of Benefit Service as of December 31, 1987; plus

Either (A) or (B) below, whichever applies:

(2)

(A) For a Participant who was not compensated on an hourly basis as of January 1, 1988, four-tenths of one percent (0.4%) of the Participant's Average Monthly Compensation as of December 31, 1987 in excess of one twelfth (1/12) of his Social Security Covered Compensation, multiplied by the number of years (and fraction) of Benefit Service prior to January 1, 1988. For purposes of this subsection 1.01(b)(2), Average Monthly Compensation means one-thirty-sixth (1/36th) of the sum of the Basic Compensation payable to a Participant from the Employer for each of the thirty-six (36) consecutive calendar months which produce the highest average out of the period of service beginning January 1, 1966 and ending December 31, 1987, plus

(B) For a Participant who is not covered by a collective bargaining agreement as of January 1, 1989 but who was compensated on an hourly basis as of January 1, 1988, four-tenths of one percent (0.4%) of the Participant's Average Monthly Compensation as of December 31, 1988 in excess of one-twelfth (1/12) of his Social Security Covered Compensation, multiplied by the number of years (and fraction) of Benefit Service prior to January 1, 1989. For purposes of this subsection 1.01(b)(2)(B), Average Monthly Compensation means one-thirty-sixth (1/36th) of the sum of the Basic Compensation payable to a Participant from the Employer for each of the thirty-six (36) consecutive calendar months which produce the highest average out of the period of service beginning January 1, 1966 and ending December 31, 1988, plus

(3) For each year of Benefit Service (or fraction thereof) after December 31, 1987, one-twelfth (1/12) of

(A) One percent (1%) of the Participant's Compensation (during such year), plus

(B) Four-tenths of one percent (0.4%) of the Participant's Compensation (during such year) in excess of the Social Security Taxable Wage Base (for such year).

(c) For a Participant who is not covered by a collective bargaining agreement but who is compensated on an hourly basis, an amount equal to the sum of (1), (2), as applicable, and (3):

(1) The greater of (A) or (B) below:

(A) His Benefit Percentage as of December 31, 1988 multiplied by his Average Monthly Compensation as of December 31, 1988; or

(B) $10.00 multiplied by the number of years (and fraction) of Benefit Service as of December 31, 1988; plus

(2) For a Participant who is not covered by a collective bargaining agreement as of January 1, 1989 but who was compensated on an hourly basis as of January 1, 1988, four tenths of one percent (0.4%) of the Participant's Average Monthly Compensation as of December 31, 1988 in excess of one-twelfth (1/12) of his Social Security Covered Compensation, multiplied by the number of years (and fraction) of Benefit Service prior to January 1, 1989; provided, however, that a Participant shall not be entitled to a benefit under this subsection (c)(2) if he is entitled to a benefit under subsection (b)(2) of this Section 1.01. For purposes of this subsection 1.01(c)(2), Average Monthly Compensation means one-thirty-sixth (1/36th) of the sum of the Basic Compensation payable to a Participant from the Employer for each of the thirty-six (36) consecutive calendar months which produce the highest average out of the period of service beginning January 1, 1966 and ending December 31, 1988; plus

(3) For each year of Benefit Service (or fraction thereof) after December 31, 1988, one-twelfth (1/12) of

(A) One percent (1%) of the Participant's Compensation (during such year), plus

(B) Four-tenths of one percent (0.4%) of the Participant's Compensation (during such year) in excess of the Social Security Taxable Wage Base (for such year).

(d) For Participants who have a Change in Employment Status, as defined herein, the following additional rules shall apply:

(1) Prior to January 1, 1989, a "Change in Employment Status" shall occur when an Employee who was compensated on an hourly basis begins to receive compensation on other than an hourly basis and, conversely, when an Employee compensated on other than an hourly basis, begins to receive compensation on an hourly basis. On and after January 1, 1989 but prior to January 1, 1990, a "Change in Employment Status" shall occur when an Employee who is covered by a collective bargaining agreement ceases to be covered by such collective bargaining agreement and, conversely, when an Employee not covered by a collective bargaining agreement becomes subject to a collective bargaining agreement. On and after January 1, 1990 but prior to the Closing Date (as Closing Date is defined in Appendix T to Section 13.19), a "Change in Employment Status" shall occur when an Employee who is covered by a collective bargaining agreement that provides for benefits under the Plan ("ALLTEL collective bargaining agreement") or provides for benefits under the Retirement Plan for Employees of CP National Corporation or Appendix I to Section 13.09 ("CP National collective bargaining agreement") ceases to be covered by a collective bargaining agreement, when an Employee not covered by a collective bargaining agreement becomes subject to an ALLTEL or CP National collective bargaining agreement, or when an Employee covered by an ALLTEL (CP National) collective bargaining agreement becomes subject to a CP National (ALLTEL) collective bargaining agreement. On and after the Closing Date (as Closing Date is defined in Appendices S and T to Section 13.19) but prior to January 1, 2002, a "Change in Employment Status" shall occur when an Employee who is covered by a collective bargaining agreement that provides for benefits under the Plan ("ALLTEL collective bargaining agreement"), provides for benefits under the Retirement Plan for Employees of CP National Corporation or Appendix I to Section 13.09 ("CP National collective bargaining agreement"), or provides for benefits under Appendix T to Section 13.19 ("GTE collective bargaining agreement") ceases to be covered by a collective bargaining agreement, when an Employee not covered by a collective bargaining agreement becomes subject to an ALLTEL, CP National, or GTE collective bargaining agreement, or when an Employee covered by an ALLTEL (CP National) (GTE) collective bargaining agreement becomes subject to a CP National (ALLTEL) (GTE) collective bargaining agreement. On and after January 1, 2002, a "Change in Employment Status" shall occur when an Employee who is covered by a collective bargaining agreement that provides for benefits under the Plan ("ALLTEL collective bargaining agreement"), provides for benefits under the Retirement Plan for Employees of CP National Corporation or Appendix I to Section 13.09 ("CP National collective bargaining agreement"), provides for benefits under Appendix T to Section 13.19 ("GTE collective bargaining agreement"), or provides for benefits under Appendix MM to Section 13.37 ("Aliant collective bargaining agreement) ceases to be covered by a collective bargaining agreement, when an Employee not covered by a collective bargaining agreement becomes subject to an ALLTEL, CP National, GTE or Aliant collective bargaining agreement, or when an Employee covered by an ALLTEL (CP National) (GTE) (Aliant) collective bargaining agreement becomes subject to a CP National (ALLTEL) (GTE) (Aliant) collective bargaining agreement.

(2) A Participant who has a Change in Employment Status shall accrue a pension up to the date of his Change in Employment Status pursuant to the benefit formula under subsection (a), (b), (c) above, Appendix I to Section 13.09, Appendix T to Section 13.19 or Appendix MM to Section 13.37 whichever applies considering the basis upon which he was covered under the Plan and compensated immediately prior to such date. For purposes of applying subsection (a) above to a Participant who has had a Change in Employment Status, Benefit Service shall only include those years (and fraction thereof) while the Participant was covered by an ALLTEL collective bargaining agreement. For purposes of applying subsection (b) above to a Participant who has had a Change in Employment Status, Benefit Service shall only include those years (and fraction thereof) while the Participant was compensated on other than an hourly basis. For purposes of applying subsection (c) above to a Participant who has had a Change in Employment Status, Benefit Service shall only include those years (and fraction thereof) while the Participant was not covered by an ALLTEL, CP National, GTE or Aliant collective bargaining agreement. For purposes of applying Appendix I to Section 13.09 to a Participant who has had a Change in Employment Status, Years of Participation shall only include those years (and fraction thereof) while the Participant was covered by a CP National collective bargaining agreement. For purposes of applying Appendix T to Section 13.19 to a Participant who has had a Change in Employment Status, Accredited Service shall only include those years (and fraction thereof) while the Participant was covered by a GTE collective bargaining agreement. For purposes of applying Appendix MM to Section 13.37 to a Participant who has had a Change in Employment Status, Credited Service and Net Credited Service shall only include those years (and fraction thereof) while the Participant was covered by an Aliant collective bargaining agreement. The benefit under the Plan of a Participant who has had a Change in Employment Status from Appendix I to Section 13.09 to non-Appendix I to Section 13.09 status shall be determined in the same manner as a Participant who is subject to Appendix H to Section 13.09 applying the rules of Appendix H to Section 13.09 based on the date of his Change in Employment Status. The benefit under the Plan of a Participant who has had a Change in Employment Status from Appendix T to Section 13.19 to non-Appendix T to Section 13.19 status shall be determined in the same manner as a Participant who is subject to Appendix S to Section 13.19 applying the rules of Appendix S to Section 13.19 based on the date of his Change in Employment Status. The benefit under the Plan of a Participant who has had a Change in Employment Status from Appendix MM to Section 13.37 to non-Appendix MM to Section 13.37 status, or vice versa, shall be determined as provided in Appendix MM.

A Participant who has had a Change in Employment Status from non-Appendix I to Section 13.09 status to Appendix I to Section 13.09 status shall have his service taken into account under Appendix I to Section 13.09 determined according to applicable laws and regulations regarding transfers from the hours method to the elapsed time method of crediting service.

(3) The benefit of person who is an active employee of the Controlled Group on or after January 1, 2002 and who had a benefit under the Plan for Employee's Pensions of Aliant Communications Co. (the "Former Plan") prior to January 1, 2002 and who has a vested accrued benefit under the Former Plan and whose benefits are not governed by either Appendix LL or Appendix MM shall be treated in the same manner as an Employee described in Section 4.09(a)(1) of Appendix MM (but with respect only to his benefit earned prior to January 1, 2002 under the Former Plan).

(e) Notwithstanding any other provision of the Plan to the contrary, in calculating the accrued benefit (including the right to any optional benefit provided under the plan) of any participant, such participant shall accrue no additional benefit under the Plan on or after March 3, 1989 to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in Income Tax Regulations section 1.401(b) - 1(b)(2)(ii) (TRA '86).

This provision shall be effective until the last day of the first plan year commencing in 1989 and shall be effective for such period if and only if the subsequent TRA '86 amendment is made on or before the last day of the first plan year commencing in 1989.

In addition the benefit accrued by any participant during the 1989 plan year shall in no event exceed the benefit accrual provided during the 1989 plan year with respect to such participant under the terms of the plan as subsequently amended to comply with TRA '86. However, such participant's accrued benefit shall not be less than what the participant had accrued as of the last day of the plan year beginning before January 1, 1989.

This subsection became ineffective in the manner provided in IRS Notice 89-92 upon the adoption of Model Amendment 2 as set forth in subsection (f) below.

(f) Notwithstanding any other provision of the Plan to the contrary, in calculating the accrued benefit (including the right to any optional benefit provided under the Plan) of any plan participant who is a highly compensated employee within the meaning of section 414(q) of the Internal Revenue Code, such highly compensated employee shall accrue no additional benefit under the Plan on or after March 3, 1989 to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in Income Tax Regulations section 1.401(b)-1(b)(2)(ii) (TRA '86).

This provision shall be effective until the last day by which the plan may be amended retroactively to comply with TRA '86 for its first plan year beginning in 1989 in order to remain qualified under the Code and shall be effective for such period if and only if the subsequent plan amendment to comply with TRA '86 is made on or before the last day by which the plan may be amended retroactively to comply with TRA '86 for its first plan year commencing in 1989 in order to remain qualified under the Code.

In addition, the benefit accrued by any highly compensated employee, within the meaning of section 414(q) of the Code, shall in no event exceed the benefit accrual provided during the 1989 plan year with respect to such participant under the terms of the Plan as subsequently amended to comply with the terms of TRA '86. However, such highly compensated employee's benefit shall not be less than what that participant had accrued as of the last day of the last plan year beginning before January 1, 1989.

Notwithstanding the foregoing provisions under this subsection (f), the provisions of this subsection (f) became ineffective in the manner provided in IRS Notice 88-131 and any subsequent IRS Notices, Revenue Procedures, or other guidance, effective as of the close of business on August 31, 1993, as though the Plan had been amended to comply with the terms of TRA '86 as contemplated by the second paragraph of this subsection (f).

1.02 Act

The Employee Retirement Income Security Act of 1974 as the same has been and may be amended from time to time.

1.03 Actuarial Equivalent

Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995:

(a) Any determination of actuarial equivalence required by the provisions of the Plan involving a Retirement, termination or death shall be made on the basis of tables prescribed from time to time by the Plan's Actuary; provided, however, that:

(i) With respect to a Non-Transitioned Participant (as hereinafter defined): Except as otherwise provided herein, actuarial equivalence of single sums and annuities shall be determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate, except that (A) actuarial equivalence of a single sum distribution made as of a date prior to January 1, 1997 shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) if the application of this clause (A) produces a larger single sum distribution; and (B) a single sum distribution to a Participant shall not be less than the single sum distribution amount determined on the basis of the GA-1951 Mortality Table projected to 1975 by Scale C with interest at 8% per annum based on the Participant's Accrued Pension as of December 31, 1996 (and based on the Participant's age at the annuity starting date).

(ii) With respect to a Transitioned Participant (as hereinafter defined): Except as otherwise provided herein, actuarial equivalence of single sums and annuities shall be determined on the basis of the Applicable Mortality Table and the Applicable Interest Rate, except that (A) actuarial equivalence of a single sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999 shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) if the application of this clause (A) produces a larger single sum distribution; and (B) a single sum distribution to a Participant shall not be less than the single sum distribution amount determined on the basis of the GA-1951 Mortality Table projected to 1975 by Scale C with interest at 8% per annum based on the Participant's Accrued Pension as of the last day of the last Plan Year ending prior to January 1, 2000 (and based on the Participant's age at the annuity starting date).

(iii) Except as otherwise provided herein, any other actuarial equivalence shall be determined on the basis of the 1951 Basic Annuity Table projected to 1965 by Scale C with interest at 5% per annum.

(iv) For purposes of this subsection (a), the term "Transitioned Participant" shall mean a Participant who, on the earlier of the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) or the last date on which he was an employee of a member of the Controlled Group, was covered by a collective bargaining agreement that provided for his participation in the Plan, and the term "Non-Transitioned Participant" shall mean any Participant who is not a Transitioned Participant.

In making a determination under paragraphs (i) and (ii) above with respect to an annuity with a deferred commencement date, consideration shall not be given to any benefits provided under Article XII.

(b) For the purpose of Section 8.01, the present value of an Employee's accrued pension shall be based on the GA-1951 Mortality Table projected to 1975 by Scale C with interest at 8% per annum.

(c) Effective with respect to distributions made on or after January 1, 1988, actuarial equivalence of any single sum distribution payable prior to a Participant's Normal Retirement Age shall be determined as the present value of the single life annuity normal retirement form of benefit.

1.04 Actuary

An individual actuary who is an enrolled actuary under the provisions of Section 3042 of the Act, or a firm of actuaries, at least one of whose members is such an enrolled actuary, which individual or firm is selected from time to time by the Company.

1.04-A Applicable Interest Rate

The annual rate of interest on 30-year Treasury securities for the second full calendar month before the first day of the Plan Year in which occurs the date as of which distribution is made, as specified by the Commissioner of Internal Revenue for that month in revenue rulings, notices, or other guidance published in the Internal Revenue Bulletin.

1.04-B Applicable Mortality Table

The mortality table based on the prevailing commissioners' standard table, described in Section 807(d)(5)(A) of the Code, used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Code), prescribed by the Commissioner of Internal Revenue in revenue rulings, notices, or other guidance published in the Internal Revenue Bulletin.

1.05 Authorized Leave of Absence

Any absence from regular employment authorized or excused by the Employer under its standard personnel practices, provided that all persons under similar circumstances shall be treated alike in the granting of such Authorized Leaves of Absence, and provided further, that the Participant returns within the period specified in the Authorized Leave of Absence.

1.06 Average Monthly Compensation

One-sixtieth (1/60th) of the sum of the rates of the Basic Compensation payable to a Participant from the Employer for each of the sixty (60) consecutive calendar months which produce the highest average out of the period of service beginning January 1, 1966 and ending with the month which includes the date as of which he retires or terminates employment as an Employee.

1.07 Basic Compensation

(a)

(i) Effective on and after January 1, 1994, but prior to January 1, 1999: The total wages or earnings payable to the Participant by the Employer during the Plan Year, including any amounts the payment of which is deferred under the ALLTEL Corporation Executive Deferred Compensation Plan and commissions, but excluding bonuses, overtime compensation, shift differentials, in charge premiums, and similar forms of additional compensation. Compensation which a Participant elects to defer under the above-specified plan shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. A Participant's rate of Basic Compensation on the last day of a calendar month shall be his rate for that month, and his rate for any month in which no compensation was payable or during which he was rendering Detached Service shall be the rate for the immediately preceding month, provided, however, that in the case of a Participant who renders Detached Service, said rate for the immediately preceding month shall be increased by the periodic longevity, merit and general compensation adjustments, if any, granted during the period of such Detached Service to Employees in job classifications similar to that of the Participant immediately prior to his commencement of Detached Service. Rates of compensation paid other than monthly shall be converted to monthly on the basis of 173.33 hours per month, 4.3333 weeks per month and 12.0 months per year. Basic Compensation shall not be affected by any compensation reduction pursuant to a "cafeteria plan" as defined in Section 125 of the Code or by any salary deferrals pursuant to a cash or deferred arrangement as defined in Section 401(k) of the Code.

(ii) Effective on or after January 1, 1999: The total wages or earnings payable to the Participant by the Employer during the Plan Year, including any amounts the payment of which is deferred under the ALLTEL Corporation Executive Deferred Compensation Plan, any base salary the payment of which is deferred under the ALLTEL Corporation 1998 Management Deferred Compensation Plan, and commissions, but excluding bonuses, overtime compensation, shift differentials, in charge premiums, and similar forms of additional compensation. Compensation which a Participant elects to defer under the ALLTEL Corporation Executive Deferred Compensation Plan shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. Base salary which a Participant elects to defer under the ALLTEL Corporation 1998 Management Deferred Compensation Plan shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. A Participant's rate of Basic Compensation on the last day of a calendar month shall be his rate for that month, and his rate for any month in which no compensation was payable or during which he was rendering Detached Service shall be the rate for the immediately preceding month, provided, however, that in the case of a Participant who renders Detached Service, said rate for the immediately preceding month shall be increased by the periodic longevity, merit and general compensation adjustments, if any, granted during the period of such Detached Service to Employees in job classifications similar to that of the Participant immediately prior to his commencement of Detached Service. Rates of compensation paid other than monthly shall be converted to monthly on the basis of 173.33 hours per month, 4.3333 weeks per month and 12.0 months per year. Basic Compensation shall not be affected by any compensation reduction pursuant to a "cafeteria plan" as defined in Section 125 of the Code or by any salary deferrals pursuant to a cash or deferred arrangement as defined in Section 401(k) of the Code.

(b) For Plan Years beginning on and after January 1, 1989 and prior to January 1, 1994, Basic Compensation (after aggregation of "family members") shall be limited to $200,000; for Plan Years beginning on and after January 1, 1994 and prior to January 1, 1997, Basic Compensation (after aggregation of "family members") shall be limited to $150,000; and for Plan Years beginning on and after January 1, 1997 and prior to January 1, 2001, Basic Compensation (with no aggregation of "family members") shall be limited to $150,000, all of the foregoing limits of this sentence as adjusted annually for changes in the cost of living in accordance with Sections 401(a)(17) and 415(d) of the Code, (or such other maximum amount hereafter approved by the Secretary of the Treasury from time to time under Section 401(a)(17) of the Code) for purposes of the Plan. For the purposes of the preceding sentence, a "family member" shall mean an employee of the Controlled Group who is, on any one day of the year, a spouse or a lineal descendant who has not attained age 19 before the last day of the year, of an individual who during the year was (i) an active or former employee of the Controlled Group and a 5% owner within the meaning of Section 414(q)(3) of the Code and regulations thereunder, or (ii) one of the ten most highly-paid Highly Compensated Employees; provided, however, that any compensation paid to such spouse or lineal descendant shall be treated as if it were paid to the individual described in (i) or (ii) above. If, as a result of the family aggregation rules, the dollar limitation under Section 401(a)(17) of the Code (as adjusted from time to time) would be exceeded, the limitation shall be prorated among the Participant and his or her family members in proportion to each one's Basic Compensation as determined prior to the application of this limitation. Basic Compensation shall be subject to the provisions of subsection (b) of Section 1.14.

The annual compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the Plan Year or such other 12-month period over which compensation is otherwise determined under the Plan (the determination period). For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, compensation for any prior determination period shall be limited to the compensation limit as provided in immediately preceding paragraph. The $200,000 limit on annual compensation in this paragraph shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

1.08 Beneficiary

The person (or persons) who is (are) entitled to receive any death benefits that may be payable from the Plan upon a Participant's death.

1.09 Benefit Percentage

(a) The provisions of this paragraph (a) are applicable to Participants with respect to whom the provisions of paragraphs (b), (c), or (d) are not applicable. For such a Participant, a percentage determined as the sum of --

(i) One percent (1.00%) multiplied by the number of years (and fraction) of his Benefit Service; plus

(ii) One-quarter of one percent (0.25%) multiplied by the number of years (and fraction) of his Benefit Service, not to exceed ten (10) years, accrued after the month in which his fifty-fifth (55th) birthday occurs; plus

(iii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1981; plus

(iv) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1982; plus

(v) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1983; plus

(vi) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1984; plus

(vii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1985; plus

(viii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1986; plus

(ix) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1987.

(b) The provisions of this paragraph (b) are effective with respect only to Employees who on or after January 1, 1990 are covered by an ALLTEL collective bargaining agreement (as defined in Section 1.01(d) of the Plan). For such a Participant, a percentage determined as the sum of A and B, where A is a percentage determined as the sum of --

(i) One percent (1.00%) multiplied by the number of years (and fraction) of his Benefit Service; plus

(ii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1981; plus

(iii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1982; plus

(iv) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1983; plus

(v) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1984; plus

(vi) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1985; plus

(vii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1986; plus

(viii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1987; plus

(ix) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1989,

and where B is a percentage equal to one-quarter of one percent (0.25%) multiplied by the number of years (and fraction) of his Benefit Service, not to exceed ten (10) years, accrued after the month in which his fifty-fifth (55th) birthday occurs.

(c) The provisions of this paragraph (c) are effective with respect only to Employees who on or after January 1, 1991 are covered by an ALLTEL collective bargaining agreement (as defined in Section 1.01(d) of the Plan), and who were Participants on or before December 31, 1990. For such a Participant, a percentage determined as the sum of A and B, where A is the sum of --

(i) One percent (1.00%) multiplied by the number of years (and fraction) of his Benefit Service plus

(ii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1981; plus

(iii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1982; plus

(iv) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1983; plus

(v) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1984; plus

(vi) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1985; plus

(vii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1986; plus

(viii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit service accrued after 1987; plus

(ix) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1989; plus

(x) Twenty-five-thousandths of one percent (0.025%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1990; plus

(xi) Twenty-five-thousandths of one percent (0.025%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1991; plus

(xii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1992,

and where B is a percentage equal to the sum of --

(i) One-quarter of one percent (0.25%) multiplied by the number of years (and fraction) of his Benefit Service, not to exceed ten (10) years, accrued after the month in which his fifty-fifth (55th) birthday occurs and prior to January 1, 1991; plus

(ii) Twenty-four-hundredths of one percent (0.24%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 1991 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clause of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(iii) Twenty-three-hundredths of one percent (0.23%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 1992 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(iv) Twenty-two hundredths of one percent (0.22%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 1993 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(v) Twenty-one-hundredths of one percent (0.21%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 1994 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(vi) Two-tenths of one percent (0.20%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 1995 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(vii) Nineteen-hundredths of one percent (0.19%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 1996 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(viii) Eighteen-hundredths of one percent (0.18%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 1997 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(ix) Seventeen-hundredths of one percent (0.17%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 1998 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(x) Sixteen-hundredths of one percent (0.16%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 1999 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xi) Fifteen-hundredths of one percent (0.15%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2000 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xii) Fourteen-hundredths of one percent (0.14%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2001 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xiii) Thirteen-hundredths of one percent (0.13%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2002 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xiv) Twelve-hundredths of one percent (0.12%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2003 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xv) Eleven-hundredths of one percent (0.11%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2004 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xvi) One-tenth of one percent (0.10%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2005 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xvii) Nine-hundredths of one percent (0.09%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2006 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xviii) Eight-hundredths of one percent (0.08%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2007 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xix) Seven-hundredths of one percent (0.07%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2008 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xx) Six-hundredths of one percent (0.06%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2009 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xxi) Five-hundredths of one percent (0.05%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2010 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xxii) Four-hundredths of one percent (0.04%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2011 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xxiii) Three-hundredths of one percent (0.03%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2012 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xxiv) Two-hundredths of one percent (0.02%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2013 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years; plus

(xxv) One-hundredth of one percent (0.01%) multiplied by the year (or fraction) of his Benefit Service accrued during calendar year 2014 (if any), but only to the extent such Benefit Service accrued after the month in which his fifty-fifth (55th) birthday occurs and only to the extent that the total amount of Benefit Service taken into account under this clause and the previous clauses of this formula used to determine the percentage "B" for such Participant does not exceed ten (10) years.

(d) The provisions of this paragraph (d) are effective with respect only to Employees who on or after January 1, 1991 are covered by an ALLTEL collective bargaining agreement (as defined in Section 1.01(d) of the Plan), and who first become Participants on or after January 1, 1991. For such a Participant, a percentage determined as the sum of --

(i) One percent (1.00%) multiplied by the number of years (and fraction) of his Benefit Service; plus

(ii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1981; plus

(iii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1982; plus

(iv) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1983; plus

(v) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1984; plus

(vi) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1985; plus

(vii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1986; plus

(viii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1987; plus

(ix) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1989; plus

(x) Twenty-five-thousandths of one percent (0.025%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1990; plus

(xi) Twenty-five-thousandths of one percent (0.025%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1991; plus

(xii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1992.

1.10 Board of Directors

The Board of Directors of the Company.

1.11 Code

The Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

1.12 Committee

The persons to whom the Company has delegated any or all of its authority as Plan Administrator pursuant to Article II.

1.13 Company

ALLTEL Corporation, its corporate successors, and the surviving corporation resulting from any merger (or consolidation) of ALLTEL Corporation with any other corporation or corporations.

1.14 Compensation

(a)

(i) Effective on and after January 1, 1994, but prior to January 1, 1999: The total wages or earnings payable to a Participant during a Plan Year by the Employer consisting of his Basic Compensation, together with cash bonuses, overtime compensation, shift differentials, in-charge premiums, and any amount the payment of which is deferred under the ALLTEL Corporation Performance Incentive Compensation Plan or the ALLTEL Corporation Long-Term Performance Incentive Plan, but excluding non-wage taxable fringe benefits. Compensation which a Participant elects to defer under the above-specified plans shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. Compensation shall not be affected by any compensation reduction pursuant to a "cafeteria plan" as defined in Section 125 of the Code or by any salary deferrals pursuant to a cash or deferred arrangement as defined in Section 401(k) of the Code.

(ii) Effective on and after January 1, 1999: The total wages or earnings payable to a Participant during a Plan Year by the Employer consisting of his Basic Compensation, together with cash bonuses, overtime compensation, shift differentials, in-charge premiums, any amount the payment of which is deferred under the ALLTEL Corporation Performance Incentive Compensation Plan or the ALLTEL Corporation Long-Term Performance Incentive Plan, and any incentive compensation (not including salary), the payment of which is deferred under the ALLTEL Corporation 1998 Management Deferred Compensation Plan, but excluding non-wage taxable fringe benefits. Compensation which a Participant elects to defer under the ALLTEL Corporation Performance Incentive Compensation Plan or the ALLTEL Corporation Long-Term Performance Incentive Plan shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. Incentive compensation which a Participant elects to defer under the ALLTEL Corporation 1998 Management Deferred Compensation Plan shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. Compensation shall not be affected by any compensation reduction pursuant to a "cafeteria plan" as defined in Section 125 of the Code or by any salary deferrals pursuant to a cash or deferred arrangement as defined in Section 401(k) of the Code.

(b) For Plan Years beginning on or after January 1, 1989 and prior to January 1, 1994, Compensation (after aggregation of "family members") shall be limited to $200,000; for Plan Years beginning on and after January 1, 1994 and prior to January 1, 1997, Compensation (after aggregation of "family members") shall be limited to $150,000; and for Plan Years beginning on and after January 1, 1997, Compensation (with no aggregation of "family members") shall be limited to $150,000, all of the foregoing limits of this sentence shall be adjusted annually for changes in the cost of living in accordance with Sections 401(a)(17) and 415(d) of the Code (or such other maximum amount hereinafter approved by the Secretary of the Treasury from time to time under Section 401(a)(17) of the Code) for purposes of the Plan. For the purposes of the preceding sentence, a "family member" shall mean an employee of the Controlled Group who is, on any one day of the year, a spouse or a lineal descendant who has not attained age 19 before the last day of the year, of an individual who during the year was (i) an active or former employee of the Controlled Group and a 5% owner within the meaning of Section 414(q)(3) of the Code and regulations thereunder, or (ii) one of the ten most highly-paid Highly Compensated Employees; provided, however, that any compensation paid to such spouse or lineal descendant shall be treated as if it were paid to the individual described in (i) or (ii) above. If, as a result of the family aggregation rules, the dollar limitation under Section 401(a)(17) of the Code (as adjusted from time to time) would be exceeded, the limitation shall be prorated among the Participant and his or her family members in proportion to each one's Compensation as determined prior to the application of this limitation.

The annual compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the Plan Year or such other 12-month period over which compensation is otherwise determined under the Plan (the determination period). For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, compensation for any prior determination period shall be limited to the compensation limit as provided in immediately preceding paragraph. The $200,000 limit on annual compensation in this paragraph shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

(c) For purposes of (a) and (b) above: If compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the compensation for that prior determination period is limited to the applicable dollar limit. Notwithstanding the foregoing, each 1989 Section 401(a)(17) Participant's accrued benefit under the Plan will be the greater of the accrued benefit determined for such Participant under (1) or (2) below:

(1) The Participant's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1989, as applied to the Participant's total years of service taken into account under the Plan for the purposes of benefit accruals, or

(2) The sum of:

(i) the Participant's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1989, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations, and

(ii) the Participant's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1989, as applied to the Participant's years of service credited to the Participant for Plan Years beginning on or after January 1, 1989, for purposes of benefit accruals.

A "1989 Section 401(a)(17) Participant" means a Participant whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1989, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1989, that exceeded $200,000.

Notwithstanding any other provision of the Plan to the contrary, each 1994 Section 401(a)(17) Participant's accrued benefit under the Plan will be the greater of the accrued benefit determined for such Participant under (1) or (2) below:

(1) The Participant's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's total years of service taken into account under the Plan for the purposes of benefit accruals, or

(2) The sum of:

(i) the Participant's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations, and

(ii) the Participant's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's years of service credited to the Participant for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

A "1994 Section 401(a)(17) Participant" means a Participant whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

1.15 Controlled Group

An Employer and any and all other corporations, trades and/or businesses or organizations, the employees of which together with employees of the Employer are required, pursuant to the applicable provisions of Section 414 of the Code, to be treated as if they were employed by a single employer.

1.16 Effective Date

January 1, 1972.

1.17 Eligible Employee

Each Employee of the Employer, except

(1) Employees whose period of service prior to January 1, 1988 otherwise would have commenced after the first day of the calendar month immediately following his 60th birthday and who did not perform one Hour of Service on or after January 1, 1988,

(2) Employees covered by a collective bargaining agreement between an Employer and a representative of such Employees where retirement benefits were the subject of good faith bargaining between the parties, unless it is agreed that such Employees would be eligible to participate in the Plan,

(3) Employees who are covered by an agreement with the Company which prohibits inclusion in the Plan,

(4) leased employees,

(5) on and after May 1, 1993, employees of ALLTEL Publishing Corporation,

(6) on and after May 1, 1993, employees of Sygnis, Inc., or

(7) any person who is not treated by the Employer as an employee for purposes of Section 3401 of the Code (without regard to any determination other than by the Employer that such person is or is not an employee for purposes of Section 3401 of the Code and without regard to any retroactive treatment by the Employer of such person as an employee for purposes of Section 3401 of the Code).

1.18 Employee

A person employed by an Employer and being compensated by the Employer through the payroll mechanism, under such terms and conditions that his relationship to the Employer conforms with the usual and accepted relationship of employee and employer, except as otherwise provided in Section 3.11 for leased employees.

1.19 Employer

The Company, and any other member of the Controlled Group adopting the plan pursuant to Section 3.01.

1.20 Employment Commencement Date

The date on which an Employee first performs an Hour of Service for the Employer or other member of the Controlled Group.

1.21 Fiscal Year

The twelve-month period which begins on the first day of January and ends on the last day of December.

1.22 Highly Compensated Employee

For Plan Years beginning on or after January 1, 1994, but prior to January 1, 1997:

(a) An Employee is a Highly Compensated Employee under this provision if (a) the Employee is a 5-percent owner; (b) the Employee's compensation for the Plan Year exceeds the Section 414(q)(1)(B) of the Code amount; (c) the Employee's compensation exceeds the Section 414(q)(1)(C) of the Code amount for the Plan Year and the Employee is in the top-paid group of employees within the meaning of Section 414(q)(4) of the Code, or (d) the Employee is an officer described in Section 414(q)(1)(D) of the Code.

(b) The lookback provisions of Section 414(q) of the Code shall not apply to determining Highly Compensated Employees under this provision.

This simplified method for determining Highly Compensated Employees shall apply on the basis of a snapshot day. In applying this simplified method on a snapshot basis:

(a) Who is a Highly Compensated Employee is determined on the basis of the data as of the snapshot day, except as provided below in (c).

(b) If the determination of who is a Highly Compensated Employee is made earlier than the last day of the Plan Year, the Employee's compensation that is used to determine an Employee's status must be projected for the Plan Year under a reasonable method established by the Company.

(c) Employees not employed on the snapshot day that are taken into account in testing must be categorized as either Highly Compensated Employees or Non-Highly Compensated Employees. In that case, the method described in this section shall be subject to the following modifications. In addition to those Employees who are determined to be Highly Compensated Employees on the Plan's snapshot day, as described above, the Plan shall treat as a Highly Compensated Employee an eligible Employee for the Plan Year who:

(1) terminated prior to the snapshot day and was a Highly Compensated Employee in the prior year;

(2) terminated prior to the snapshot day and (i) was a 5-percent owner, (ii) has compensation for the Plan Year greater than or equal to the projected compensation of any Employee who is treated as a Highly Compensated Employee on the snapshot day (except for Employees who are Highly Compensated Employees solely because they are 5-percent owners or officers), or (iii) was an officer and has compensation greater than or equal to the projected compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer; or

(3) becomes employed subsequent to the snapshot day and (i) is a 5-percent owner, (ii) has compensation for the Plan Year greater than or equal to the projected compensation of any Employee who is treated as a Highly Compensated Employee on the snapshot day (except for Employees who are Highly Compensated Employees solely because they are 5-percent owners or officers), or (iii) is an officer and has compensation greater than or equal to the projected compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer.

In applying this provision, Section 1.414(q)-1T of the Temporary Income Tax Regulations applies to the extent that it is not inconsistent with the methods specifically provided above.

"Highly Compensated Employee" shall include a former Employee of the Company whose employment with the Controlled Group terminated prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his employment terminated or for any Plan Year ending on or after his 55th birthday.

If an Employee is a member of the family of a 5-percent owner or one of the 10 Highly Compensated Employees paid the greatest compensation for a Plan Year, then the Employee shall not be considered a separate Employee and any compensation paid to such Employee (and any contribution on behalf of such Employee) shall be treated as if it were paid to (or on behalf of) the 5-percent owner or the Highly Compensated Employee.

For the purposes of this definition of "Highly Compensated Employee",

(a) the term "compensation" shall mean an Employee's compensation (within the meaning of Section 415(c)(3) of the Code determined without regard to Sections 125, 402(a)(8) and 402(h)(1)(B) of the Code),

(b) the term "top-paid group of Employees" shall mean that group of Employees of the Controlled Group consisting of the top 20 percent of such Employees when ranked on the basis of compensation paid by the Controlled Group during the Plan Year and

(c) the term "family" shall mean an Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants or descendants.

For Plan Years beginning on or after January 1, 1997:

(a) an Employee is a Highly Compensated Employee under this provision for a Plan Year if (a) the Employee is a "5-percent owner" within the meaning of Section 414(q)(2) of the Code during the Plan Year or the preceding Plan Year or (b) the Employee's compensation for the preceding Plan Year exceeds the Section 414(q)(1)(B) of the Code amount and the Employee is in the top-paid group of employees within the meaning of Section 414(q)(3) of the Code for the preceding Plan Year.

(b) for purposes of determining who is a Highly Compensated Employee for the Plan Year beginning January 1, 1997, the provisions of (a) shall be treated as in effect for the Plan Year beginning January 1, 1996.

"Highly Compensated Employee" shall include a former Employee of the Company whose employment with the Controlled Group terminated prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his employment terminated or for any Plan Year ending on or after his 55th birthday.

For the purposes of this definition of "Highly Compensated Employee",

(a) the term "compensation" shall mean (1) for Plan Years beginning on or after January 1, 1996 and prior to January 1, 1998, an Employee's compensation (within the meaning of Section 415(c)(3) of the Code determined without regard to Sections 125, 402(a)(8) and 402(h)(1)(B) of the Code) and (2) for Plan Years beginning on or after January 1, 1998, an Employee's compensation (within the meaning of Section 415(c)(3) of the Code), and

(b) the term "top-paid group of Employees" shall mean that group of Employees of the Controlled Group consisting of the top 20 percent of such Employees when ranked on the basis of compensation paid by the Controlled Group during the Plan Year.

1.23 Nonhighly Compensated Employee

Any Employee who is not a Highly Compensated Employee.

1.24 Normal Retirement Age

Effective (a) on and after January 1, 1994, but prior to January 1, 1999 for all Employees and (b) on and after January 1, 1999 for Employees whose employment with the Control Group terminated on and after January 1, 1994, but prior to January 1, 1999:

The later of the date an Employee attains age 65 or the fifth anniversary of the date he commenced participation in the Plan.

Effective on and after January 1, 1999, but with respect only to Employees whose employment with the Controlled Group terminates after December 31, 1998:

(a) With respect to a Non-CBA Benefit (as hereinafter defined): The later of (A) the date an Employee attains age 65, or (B) the earlier of (i) the fifth anniversary of the date he commenced participation in the Plan, or (ii) the date he is credited with 5 or more Vesting Years of Service.

(b) With respect to a CBA Benefit (as hereinafter defined): The later of the date an Employee attains age 65 or the fifth anniversary of the date he commenced participation in the Plan.

(c) For purposes of this definition of "Normal Retirement Age", the term "CBA Benefit" shall mean the Pension benefits of a Participant attributable to his participation in the Plan on account of his being covered by a collective bargaining agreement that provided for his participation in the Plan, and the term "Non-CBA Benefit" shall mean any Pension benefits of a Participant that are not his "CBA Benefit".

1.25 Normal Retirement Date

The last day of the month in which an Employee attains his Normal Retirement Age.

1.26 Participant

An Eligible Employee who fulfills the eligibility requirements provided in Article IX and who continues to qualify as a Participant.

1.27 PBGC Interest Rate

Effective on and after January 1, 1987, with respect to a proposed distribution date, the effective annual interest rate or rates used by the Pension Benefit Guaranty Corporation to value annuities for plans terminating as of the first day of the Plan Year containing such distribution date.

1.28 Plan

The ALLTEL Corporation Pension Plan, as set forth herein and as may be amended from time to time. Where the context requires, Plan and provisions herein shall refer to the provisions of the Plan as in effect as of the relevant time.

1.29 Plan Administrator

The Company, which shall serve pursuant to the terms of Article II. The Company may allocate or delegate any or all of its authority under the Plan to a Committee of no less than three persons.

1.30 Plan Year

The twelve-month period which begins on the first day of January and which ends on the last day of December. The limitation year for the Plan shall be the same as the Plan Year unless the Company elects otherwise as provided under the Act.

1.31 Pension

A series of monthly amounts which are payable to a person who is entitled to receive benefits under the Plan.

1.32 Prior Plan

Any other pension plan or profit-sharing plan which has been merged or is merged into the Plan.

1.33 Qualified Joint and Survivor Annuity

An annuity for the life of the Participant with a survivor annuity for the life of the Spouse determined in accordance with the provisions of Section 11.04 and Section 11.05.

1.34 Qualified Preretirement Survivor Annuity

An annuity payable to the Spouse of a Participant who dies prior to commencement of a Pension, determined in accordance with the provisions of Article XII.

1.35 Reemployment Commencement Date

The date on which an Employee first performs an Hour of Service following a Termination of Employment.

1.36 Retirement

Termination of employment for reasons other than death after a Participant has fulfilled all requirements for a Normal or Early Retirement Pension hereunder. Retirement shall be considered as commencing on the last day of the month in which occurs a Participant's last day of employment (or Authorized Leave of Absence, if later).

1.37 Service Definitions

(a) Hour of Service

(1) Each hour (i) for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer or other member of the Controlled Group for the performance of duties during the applicable computation period; (ii) for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer or other member of the Controlled Group (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period; and (iii) for which back pay is awarded or agreed to by the Employer or other member of the Controlled Group without regard to mitigation of damages (provided that the same Hours of Service shall not be credited under both this clause (iii) and clause (i) or (ii) above).

Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

For purposes of this Section, a payment shall be deemed to be made by or due from the Employer or other member of the Controlled Group regardless of whether such payment is made by or due from the Employer or other member of the Controlled Group directly or indirectly through, among others, a trust fund, or insurer, to which the Employer or other member of the Controlled Group contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

The provisions of Department of Labor regulations Section 2530.200b-2(b) and (c) are incorporated herein by reference.

Notwithstanding the above, an Employee for whom records of his actual number of Hours of Service are not normally maintained shall be credited with 10 Hours of Service for each day he would be required to be credited with at least one Hour of Service as defined herein.

(2) Solely for the purpose of determining whether a Participant has incurred a Break in Service, Hours of Service shall be recognized for a "maternity or paternity leave of absence" as specified herein. A "maternity or paternity leave of absence" shall mean an absence from work for any period by reason of the Participant's pregnancy, birth of the Participant's child, placement of a child with the Participant in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefor is necessary to prevent the Participant from incurring a one-year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Plan Administrator is unable to determine such hours normally credited, 8 Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

(3) If an Employee has been granted an Authorized Leave of Absence or renders Detached Service, he shall be credited with Hours of Service as if he had been compensated by the Employer for what would have been his regularly scheduled hours of work during the period of such Authorized Leave of Absence or Detached Service. If the Authorized Leave of Absence is due to service in the Armed Forces of the United States, in order to be credited with Hours of Service under this subsection (3), the Employee's absence must be caused by war or other emergency or the Employee must be required to serve under the law of conscription in time of place and the Employee must return to employment with the Employer within the period provided by law. An Employee for whom records of his actual numbers of Hours of Service are not normally maintained shall be credited with ten (10) Hours of Service for each day of his Authorized Leave of Absence.

(b) Year of Service

A twelve-month computation period during which an Employee completes at least 1,000 Hours of Service.

(c) Break in Service

A Plan Year or Eligibility Computation Period during which an Employee fails to complete at least 501 Hours of Service.

(d) Benefit Service

(1) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 1, 1976: For a Participant as of January 1, 1976, if and only if he had been covered under the prior provisions of the Plan (or if he would have been covered under such provisions except by reason of his having attained his 55th birthday prior to the date he was employed), the Participant's last period of continuous employment with the Employer prior to January 1, 1976 to completed months shall be counted as Benefit Service, including such periods of Authorized Absence or prior employment that were credited under the provisions of the Plan in effect prior to January 1, 1976.

(ii) Benefit Service From and After January 1, 1976: Subject to the Break in Service provisions, a Participant shall accrue one year of Benefit Service for each calendar year in which he has 2,000 or more Hours of Service, with fractional credit granted in units of 1/12th year for each 166-2/3 Hours of Service completed. No Benefit Service shall be granted for any calendar year in which less than 1,000 Hours of Service were completed except for the calendar year next preceding the date of the Participant's initial participation (or calendar year of return to employment after a Break in Service) and the calendar year of the Participant's Retirement (or other Termination of Employment).

(2) Benefits under the Plan shall not be accrued during employment which would exclude an Employee from participation in the Plan because he was not or is not an Eligible Employee; provided, however, that this exclusion from benefit accrual shall not apply to an Employee in a collective bargaining unit not included in the Plan who becomes covered by the Plan by reason of his transfer to an employment classification included in the Plan, whether or not he is affected by the provisions of Section 10.05, and provided further that the exclusion shall again apply if the Employee is transferred back to such collective bargaining unit, but only as to his benefit accruals subsequent to the date of such latter transfer. In the event a Participant ceases to be an Eligible Employee (eligible to accrue benefits under the Plan) but remains an Employee, he shall receive no Benefit Service until he is again in eligible employment.

(3) If a Participant is reemployed as an Employee by the Employer after having qualified for a deferred Vested Pension in accordance with Section 10.04, such Participant shall, in lieu thereof, have reinstated the Benefit Service in effect when such deferred Vested Pension was acquired. Notwithstanding any other provision of the Plan to the contrary, no Benefit Service shall be counted with respect to any participation hereunder for which full settlement of the Accrued Pension in the form of an Actuarially Equivalent lump sum had been made; provided, however, that if (i) a lump sum settlement was less than the present value of the Participant's Accrued Pension, and (ii) the former Participant to whom the lump sum settlement had been made repays said sum with interest at the rate of 5% (effective January 1, 1988, at the rate of 120 percent of the Federal mid-term rate as in effect for the first month of each Plan Year) from date of distribution to date of repayment, his years of Benefit Service shall be restored. Such repayment must be made by the Participant before the earlier of 5 years after the Participant's Reemployment Commencement Date, or the close of the period in which the Participant incurs five consecutive one-year Breaks in Service following the date of distribution.

(4) If a former Participant who had a Break in Service and who did not have a vested right in his Accrued Pension is reemployed on or after January 1, 1985, he shall be credited with his pre-Break Benefit Service only if his consecutive one-year Breaks in Service are less than the greater of 5 years or the aggregate number of his pre-Break years of Benefit Service.

(5) There shall be no duplication of Benefit Service under the Plan or any Prior Plan by reason of any restoration or granting of Benefit Service nor shall more than one year of Benefit Service be granted for any one calendar year.

(e) Detached Service

Service rendered by an Employee on an Authorized Leave of Absence pursuant to his detachment by and from his Employer for the purpose of engaging in other employment deemed by his Employer to be in its interest.

(f) Eligibility Year of Service

Each Eligibility Computation Period during which an Employee has completed a Year of Service. An Employee's initial Eligibility Computation Period is the twelve-month period beginning with his Employment Commencement Date. His subsequent Eligibility Computation Periods shall be the Plan Years, including as the first such subsequent Eligibility Computation Period the Plan Year in which the first Eligibility Computation Period ends.

(g) Vesting Year of Service

(1) Service Prior to January 1, 1976: The Employee's last period of continuous employment with the Employer prior to January 1, 1976 stated as years and completed months, including any periods of Authorized Leaves of Absence or prior employment that was credited under the provisions of the Plan in effect prior to January 1, 1976.

(2) Service On and After January 1, 1976: Each Plan Year during which an Employee has completed a Year of Service. A Participant's Vesting Years of Service are counted from his Employment Commencement Date.

(3) There shall be no duplication of service under the Plan or any Prior Plan by reason of any restoration or granting of service, nor shall more than one Vesting Year of Service be granted in respect of any one calendar year.

(h) Bridging

Notwithstanding any other provision of the Plan to the contrary, any former Participant who, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under Section 10.04 of the Plan including any prior provision hereof, and who again was or is employed, shall have pre-termination Vesting Years of Service and Benefit Service restored if the number of consecutive years of post-termination employment is at least 5.

(i) Special Provisions

Each Employee who is a Former GTE Directories Employee, as defined in paragraph (e) of Section 13.03 of the ALLTEL Corporation Profit-Sharing Plan, shall be credited with Eligibility Years of Service and Vesting Years of Service with respect to periods prior to October 15, 1993, subject to the provisions of paragraph (d) of Section 10.04, equal to the years of eligibility service and years of vesting service with which he is credited with respect to such periods under Sections 9.04 and 9.05 of the ALLTEL Corporation Profit-Sharing Plan. Notwithstanding any other provision of the Plan to the contrary, there shall be no duplication of Eligibility Years of Service or Vesting Years of Service by reason of service (or hours of service) in respect of any single period or otherwise.

1.38 Social Security Covered Compensation

The amount of annual compensation with respect to which social security benefits would be provided for an employee, computed as though, for each year up to age 65, his annual compensation is at least equal to the Social Security Taxable Wage Base under the Social Security Act as of December 31, 1987 and as expressed in revised Table I of Revenue Ruling 71-446 for that year.

1.39 Social Security Retirement Age

The age used as the retirement age for the Participant under Section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the retirement age under Section 216(1)(2) of such Act were 62.

1.40 Social Security Taxable Wage Base

The contribution and benefit base under Section 230 of the Social Security Act in effect at the beginning of the Plan Year.

1.41 Spouse

The person to whom a Participant is legally married at the time in question.

1.42 Termination of Employment

A termination of employment with the Employer or other member of the Controlled Group following which the person is no longer employed by any member of the Controlled Group.

1.43 Total and Permanent Disability

Permanent incapacity resulting in the Participant's being unable to engage in gainful employment at his usual occupation, or any other occupation for which he is reasonably suited by education, training and experience, by reason of any medically demonstrable physical or mental condition, excluding, however, (i) incapacity contracted, suffered or incurred while the Participant was engaged in, or which resulted from having engaged in, a felonious enterprise; (ii) incapacity resulting from or consisting of chronic alcoholism or addition to drugs of abuse; (iii) incapacity resulting from an intentionally inflicted injury or illness; (iv) incapacity contracted, suffered or incurred in the employment of other than the Employer, including self-employment; (v) incapacity resulting from injury or disease incurred while serving in the armed forces of any country and for which a government disability benefit is payable.

1.44 Trust Agreement and Trust

The Agreement between the Company and the Trustee establishing the ALLTEL Corporation Pension Trust, as amended from time to time.

1.45 Trustee

The entity or individual or individuals designated under the Trust Agreement and includes and denotes any successor or successor in trust under the Trust Agreement, unless the context clearly indicates a contrary intention.

1.46 Trust Fund

All cash, securities, real estate, or any other property held by the Trustee pursuant to the terms of the Trust Agreement, together with the income therefrom.

1.47 Vested Pension

The Accrued Pension as of any date multiplied by the appropriate vesting percentage as of said date under the provisions of Section 10.04.

ARTICLE II
ADMINISTRATION

2.01 Plan Administrator

The Company shall be the Plan Administrator and shall be the administrator for purposes of the Act and the plan administrator for purposes of the Code.

2.02 Allocation of Authority and Responsibility Among Named Fiduciaries

The Company, the Plan Administrator, and the Trustee shall be "named fiduciaries" as defined in Section 402(a)(2) of the Act. The Company shall have the sole responsibility for appointing one or more trustees as the Trustee. The Plan Administrator shall have the sole responsibility for the administration of the Plan as provided herein. Except to the extent that an investment manager has been appointed, the Trustee shall have the responsibility for the administration and management of the Trust Fund, in accordance with the provisions of the Trust Agreement. Each named fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, unless inconsistent with applicable law. Each named fiduciary may rely on any direction, information or action of another named fiduciary. It is intended under the Plan that each named fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of another fiduciary (including named fiduciaries) if the responsibility or authority of the act or failure to act was not within the scope of the named fiduciary's authority or delegated responsibility. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset values.

2.03 Rights, Powers and Duties of the Plan Administrator

The Plan Administrator shall have all such powers and authority as may be necessary to discharge its responsibilities under the Plan, including the following rights, powers, and responsibilities:

(1) The Plan Administrator shall administer the plan uniformly and consistently with respect to persons who are similarly situated.

(2) Benefits under the Plan shall be paid only if the Plan Administrator decides in its discretion that the applicant is entitled to benefits under the provisions of the Plan. The Plan Administrator shall direct the Trustee in writing to make payments from the Trust Fund to persons who qualify for such payments hereunder. Such written order to the Trustee shall specify the name of the person, his address, and the amount and frequency of such payments.

(3) The Plan Administrator shall have the sole responsibility for the administration of the Plan; and, except as herein expressly provided, the Plan Administrator shall have the exclusive discretionary power and authority to interpret and construe the provisions of the Plan and to determine any question arising hereunder or in connection with the administration of the Plan, including the remedying of any omission, inconsistency or ambiguity, and its decision or action in respect thereof shall be conclusive and binding upon any and all Participants, Beneficiaries, and their heirs, distributees, executors, administrators and assigns.

(4) The Plan Administrator shall resolve all questions relating to participation in the Plan and determine the amount, manner, and timing of the payment of benefits under the Plan.

(5) The Plan Administrator shall maintain such records as it determines are necessary, appropriate, or convenient to properly administer the Plan.

(6) The Plan Administrator may adopt rules and procedures for the administration of the Plan that are not inconsistent with the terms of the Plan.

(7) The Plan Administrator may employ such counsel and agents for administrative, clerical, legal, medical, accounting, or other services as it may require in carrying out the provisions of the Plan.

(8) The Plan Administrator shall prepare and distribute to Participants or their Beneficiaries all information required under federal law or by the other provisions of the Plan.

(9) The Plan Administrator shall prepare and file all reports or other information required by applicable law.

2.04 Discharge of Duties

Each fiduciary under the Plan shall discharge its duties solely in the interest of Participants and their Beneficiaries in accordance with the applicable provisions of Section 404 of the Act.

2.05 Indemnification

The Company shall indemnify any officer, director, or employee of a member of the Controlled Group to whom any power, authority, or responsibility under the Plan is allocated or delegated for any liability actually and reasonably incurred with respect to the exercise or failure to exercise such power, authority, or responsibility, unless such liability results from such person's own gross negligence or willful misconduct.

2.06 Compensation and Expenses

No person who already receives full-time pay from a member of the Controlled Group shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

2.07 Committee

(a) The Company, by action of its Board of Directors, may allocate or delegate any or all of its powers, authority, or responsibilities as Plan Administrator to a Committee of no less than three persons. Nothing contained herein shall be construed to prevent any Participant or any director, officer, or employee of a member of the Controlled Group from serving as a member of the Committee.

(b) Any action authorized, permitted, or required to be taken by the Committee may be taken by a majority of its members at the time acting hereunder, except that no member of the Committee who is a Participant shall take any part in any action relating solely to his participation. The decision of the majority may be expressed by a vote at a meeting of the Committee, or in writing without a meeting. Any direction or certification required or authorized to be given by the Committee shall be in writing and signed by a majority of the members of the Committee, or by such member as may be designated by an instrument in writing signed by all of the members thereof. The Committee shall keep a permanent record of its meetings and actions.

(c) The Committee may from time to time allocate to one or more of its members and may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be delegated under the Act unless delegation is expressly prohibited by the terms of the Plan or the Trust Agreement. Any such allocation or delegation will be made in writing, will be reviewed periodically by the Committee, and will be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances. Whenever a person or organization has the power and authority under the Plan to delegate discretionary authority respecting the administration of the Plan to another person or organization, the delegating party's responsibility with respect to such delegation is limited to the selection of the person to whom authority is delegated and the periodic review of such person's performance and compliance with applicable law and regulations. Any breach of fiduciary responsibility by the person to whom authority has been delegated which is not proximately caused by the delegating party's failure to properly select or supervise, and in which breach the delegating party does not otherwise participate, will not be considered a breach by the delegating party, to the extent permitted by law.

(d) The Company, by action of its Board of Directors, may from time to time remove members of the Committee and add members thereto. A member of the Committee may, at any time, notify the Company in writing of his intent to resign from the Committee, and such resignation shall be effective as of the date such written notification is received by the Company, unless a later date is specified therein. Vacancies occurring in the Committee whether by reason of resignation, removal, death or otherwise, shall be filled by the Board of Directors.

(e) The Committee may from time to time formulate such rules and regulations for its organization and the transaction of its business as it deems suitable and as are consistent with the provisions of the Plan and the Trust Agreement.

2.08 Administrative Expenses

All reasonable expenses of administering the Plan and Trust, including the compensation of all persons employed by the Plan Administrator shall be paid out of the Trust Fund; provided, however that the Company and/or the other Employers may elect to make payment of the expenses directly from its and/or their general assets. Any expenses to be paid by the Trustee out of the Trust Fund shall be approved by the Plan Administrator before payment by the Trustee.

ARTICLE III
GENERAL PROVISIONS

3.01 Adoption of the Plan by Other Employers

Any member of the Controlled Group may, with the consent of the Company, adopt the Plan and thereby become an Employer hereunder by executing an instrument evidencing such adoption on the order of its board of directors. Such instrument shall specify the effective date of the adoption.

3.02 No Contract of Employment

Nothing herein contained shall be construed to constitute a contract of employment between the Employer and any Employee nor shall the maintenance of the Plan affect the Employer's right to discharge or otherwise discipline Employees. The employment records of the Employer and the Trustee's records shall be final and binding upon all Employees as to eligibility and participation.

3.03 Restrictions Upon Assignments and Creditor's Claims

(a) Except for offsets of benefits by any overpayments by the Plan and as provided in Section 401(a)(13)(B) of the Code (relating to qualified domestic relations orders), Section 401(a)(13)(C) and (D) of the Code (relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under the Act, or a settlement agreement between the Participant or Beneficiary and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under the Act), Section1.401(a)-13(b)(2) of the Treasury Regulations (relating to Federal tax levies), or as otherwise required by law or, as may be otherwise provided in the Plan, no Participant or Beneficiary shall have any power to assign, pledge, encumber or transfer any interest in the Trust Fund while the same shall be in the possession of the Trustee. Any such attempt at alienation shall be void. No such interest shall be subject to attachment, garnishment, execution, levy or any other legal or equitable proceeding or process and any attempt to so subject such interest shall be void.

(b) Notwithstanding the foregoing, this Section 3.03 shall not apply to a qualified domestic relations order, as defined in Section 414(p) of the Code. The Plan Administrator shall establish a procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. The Plan Administrator shall promptly notify the Participant and each alternate payee of the receipt of any State domestic relations order and the procedure which the Plan Administrator will follow in determining whether the order constitutes a qualified domestic relations order, as defined in Section 414(p) of the Code.

3.04 Facility of Payment

If any person to whom a benefit under the Plan is payable is unable to care for his affairs because of illness or accident or legal incompetence, any payment due may be paid, in the discretion of the Plan Administrator, to the Spouse, child, brother or sister of such person, or to any other persons deemed by the Plan Administrator to be maintaining or responsible for the maintenance of such person (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative). Any payment made in accordance with the provisions of this Section 3.04 shall be a complete discharge of any liabilities of the Plan with respect to the benefit so paid.

3.05 Restriction of Claims Against Trust

The Trust and the corpus and income thereof shall not be subject to the rights or claims of any creditor of the Employer or Controlled Group. Neither the establishment of the Trust, the modification of the Trust Agreement, the creation of any fund or account, nor the payment of any benefits shall be construed as giving any Participant or any other person any legal or equitable rights against the Controlled Group or any of its officers, employees, directors, or shareholders, or the Trustee unless the same shall be specifically provided for in the Plan.

3.06 Benefits Payable from Trust

All benefits payable under the Plan shall be paid or provided for solely from the Trust.

3.07 Merger and Transfer of Assets or Liabilities

The Plan shall not be merged or consolidated with any other plan, nor shall any assets or liabilities of the Plan be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets, each Participant would receive a benefit equal to or greater than the benefit he would have received if the Plan had terminated immediately prior to the merger, consolidation or transfer.

3.08 Applicable Law

To the extent not preempted by federal law, the provisions of the Plan shall be construed, regulated, and administered in accordance with the laws of the State of Delaware. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

3.09 Reversion of Employer Contributions

At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries. Notwithstanding the foregoing, if a contribution to the Trust is made by the Employer by a mistake in fact, such contribution shall be returned to the Employer within one year after the payment of the contribution to the Trust if the Employer so directs. If a contribution by the Employer is conditioned on initial qualification of the Plan under Section 401 of the Code, and if the Plan does not qualify, then such contribution shall be returned to the Employer within one year after the date of denial of qualification of the Plan. If a contribution to the Trust is not fully deductible by the Employer under Section 404 of the Code, then, to the extent the deduction is disallowed, such a contribution shall be returned to the Employer within one year after the disallowance of the deduction. Unless otherwise specified in writing, contributions made by the Employer to the Trust shall be deemed to be conditioned upon the initial qualification of the Plan and upon the deductibility of the contribution under Section 404 of the Code.

3.10 Veterans' Rights

Effective December 12, 1994, notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

3.11 Leased Employees

(a) Except as provided in Section 3.11(b), the following shall apply: Any leased employee, other than an excludable leased employee, shall be treated as an employee of the Controlled Group for purposes of the Plan with respect to the provisions of Sections 401(a)(3), (4), (7) and (16), and 408(k), 410, 411, 415 and 416 of the Code; provided, however, that no leased employee shall accrue a benefit hereunder based on service as a leased employee. A "leased employee" means any person who performs services for the Controlled Group (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed in the business field of the recipient by employees. An "excludable leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section 3.11(a), contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

(b) Effective January 1, 1997 (but not to any relationship determined under an Internal Revenue Service ruling issued before August 20, 1996 pursuant to Section 414(n)(2)(C) of the Code (as in effect on August 19, 1996) not to involve a leased employee), the following shall apply: Any leased employee, other than an excludable leased employee, shall be treated as an employee of the Controlled Group for purposes of the Plan with respect to the provisions of Sections 401(a)(3), (4), (7) and (16), and 408(k), 410, 411, 415 and 416 of the Code; provided, however, that no leased employee shall accrue a benefit hereunder based on service as a leased employee. A "leased employee" means any person who performs services for the Controlled Group (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient. An "excludable leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section 3.11(b), contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

ARTICLE IV
CLAIMS PROCEDURES

4.01 Claim for Benefits

Any person who thinks that he is entitled to receive a benefit under the Plan shall make application in writing on the form and in the manner prescribed by the Plan Administrator. If any claim for benefits filed by any person under the Plan (the "claimant") is denied in whole or in part, the Plan Administrator shall issue a written notice of such decision to the claimant. The notice shall be issued to the claimant within a reasonable period of time but in no event later than 90 days from the date the claim for benefits was filed. The notice issued by the Plan Administrator shall be written in a manner calculated to be understood by the claimant, and shall include the following:

(1) the specific reason or reasons for any denial of benefits;

(2) the specific Plan provisions on which any denial is based;

(3) a description of any further material or information which is necessary for the claimant to perfect his claim and an explanation of why the material or information is needed; and

(4) an explanation of the Plan's claim review procedure and the time limits applicable to the review procedure, including for claims filed on or after January 1, 2002, a statement of the claimant's right to bring a civil action under Section 502(a) of the Act following an adverse benefit determination on review.

If the Plan Administrator fails to respond to a claim for benefits, such claim shall be deemed to have been denied.

4.02 Review

If the Plan Administrator denies a claim for benefits in whole or in part, or the claim is otherwise deemed to have been denied, the claimant or his duly authorized representative may submit to the Plan Administrator a written request for review of the claim denial within 60 days of the receipt of the notice or deemed denial of his claim. The claimant or his duly authorized representative may:

(1) submit written comments, documents, records and other information relating to the claim for benefits, and

(2) review pertinent documents, including for claims filed on or after January 1, 2002, request in the manner and form prescribed by the Plan Administrator and be provided free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits.

The review by the Plan Administrator shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Plan Administrator shall furnish a written decision on review not later than sixty days after receipt of the written request for review of the claim denial, unless special circumstances require an extension of the time for processing the appeal. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension, and the Plan Administrator shall furnish a written decision on review not later than one hundred and twenty days after receipt of the written request for review of the claim denial. If a written decision on review is not furnished within sixty days (or one hundred twenty days, if applicable) after receipt of the written request for review of the claim denial, the claim shall be deemed denied on review. The decision on review shall be in writing and shall include specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, shall contain specific references to the pertinent Plan provisions on which the decision is based, and for claims filed on or after January 1, 2002, a statement that the claimant is entitled to receive upon request in the manner and form prescribed by the Plan Administrator and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits and a statement of the claimant's right to bring an action under Section 502(a) of the Act.

ARTICLE V
AMENDMENT AND TERMINATION

5.01 Amendment and Termination of the Plan

The Company expressly reserves the right, at any time and from time to time, by action of or pursuant to authority of its Board of Directors:

(1) to terminate the Plan in whole or in part; and/or

(2) to amend the Plan in any respect.

A Participant's accrued benefit shall not be decreased by an amendment to the Plan, except as may be permitted under Section 411 of the Code.

Any termination or amendment shall be evidenced by an instrument executed on behalf of the Company by an authorized officer. No termination or amendment shall increase the duties or responsibilities of a Trustee without its consent thereto in writing.

Promptly after any amendment of the Plan has become effective, the Company shall cause a copy of such amendment to be filed with the Plan Administrator and with the Trustee.

5.02 Procedure Upon Termination

(a) In the event of termination of the Plan in accordance with this Article V or otherwise, the Trust Fund shall be allocated, subject to provisions for expenses of administration or liquidation, in accordance with Section 4044 of the Act.

(b) Notwithstanding any other provisions of the Plan with respect to reversion, any funds remaining in the Trust Fund after funding in full the Pensions provided for in subsection (a) above shall revert to the Employers, as determined by the Company.

(c) All Pensions to be provided pursuant to the foregoing provisions of this Section 5.02 shall be subject to the provisions of Section 5.03 and to Section 16.02 and may be implemented through the continuance of the Trust Fund existing on the date of termination of the Plan, through the creation of one or more new Trust Funds for that purpose, through the purchase of insurance company annuity contracts, or through a combination of the foregoing media as determined by the Plan Administrator.

5.03 Non-Forfeitability Upon Termination of Plan

Upon termination or partial termination of the Plan, the rights of all affected Participants to the benefits accrued to the date of such termination or partial termination, to the extent funded as of such date, shall be nonforfeitable.

5.04 Internal Revenue Service Requirements

Notwithstanding any other provision of the Plan to the contrary, to conform to the requirements of U.S. Treasury Regulations, the benefit payable under the Plan shall be subject to the following limitations:

(a) If the Plan is terminated, the benefit of any "highly compensated employee" or "highly compensated former employee," as defined in Section 414(q) of the Code, shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

(b) The annual payments in any one year to any of the 25 highly compensated employees or highly compensated former employees with the greatest compensation (hereinafter referred to as a "restricted employee") in the current or any prior year shall not exceed an amount equal to the payments that would be made on behalf of the restricted employee under (1) a straight life annuity that is the actuarial equivalent of the restricted employee's accrued portion and other benefits to which the restricted employee is entitled under the Plan (other than a Social Security supplement), and (2) the amount of the payments the restricted employee is entitled to receive under a Social Security supplement. For purposes of this paragraph (b) "benefit" includes, among other benefits, loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the restricted employee's life. The foregoing provisions of this paragraph (b) shall not apply, however, if:

(i) After payment to a restricted employee of all benefits payable to the restricted employee under the Plan, the value of Plan assets equals or exceeds 110 percent of the value of "current liabilities," as defined in Section 412(b)(7) of the Code, (each value being determined as of the same date in accordance with applicable Treasury regulations);

(ii) The value of the benefits payable under the Plan to or for a restricted employee is less than one percent of the value of current liabilities before distribution; or

(iii) The value of benefits payable under the Plan to or for a restricted employee does not exceed the amount described in Section 411(a)(11)(A) of the Code.

ARTICLE VI
TRUST AGREEMENT, TRUST FUND, AND CONTRIBUTIONS

6.01 Trust Agreement and Trust Fund

The Company shall execute one or more Trust Agreements (collectively referred to as the "Trust Agreement") with a trustee or trustees selected by the Company under the terms of which a Trust Fund will be established for the purpose of receiving or holding contributions made to the Plan, as well as interest and other income on investments of such funds, and for the purpose of paying benefits provided by the Plan. The Company may modify the Trust Agreement from time to time to accomplish the purposes of the Plan, may remove any Trustee, and may select any successor trustee. The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

6.02 Irrevocability

The Trust Fund shall be used to pay benefits as provided in the Plan. No part of the principal or income of the Fund shall be used for, or diverted to, purposes other than those provided in the Plan, and no part of the Trust Fund shall revert to the Company or any member of the Controlled Group except as may be otherwise specifically provided under the Plan and/or Trust Agreement.

6.03 Employer Contributions

The Employers shall have the sole responsibility for making contributions under the Plan, as determined by the Company, and will make such contributions to the Trust Fund as is necessary to maintain the Plan on a sound actuarial basis; provided that, as a minimum contribution, the Employers intend to pay to the Trustee such amounts as may be necessary to meet the minimum funding standards established under the Employee Retirement Income Security Act of 1974. Any forfeitures arising from the Termination of Employment or death of a Participant, or for any other reason, shall be used to reduce the Employer contributions under the Plan and shall not be applied to increase the benefits any Participant would otherwise receive under the Plan at any time prior to the termination of the Plan or prior to the complete discontinuance of Employer contributions under the Plan.

6.04 Employee Contributions

No Participant shall be required or allowed to make any contribution to the Trust Fund established under the Plan.

6.05 Benefits Payable Only from Trust Fund

All benefits paid under the Plan shall be paid from the Trust Fund or from any insurance contract established under Section 6.06, and the Employer shall not be otherwise liable for benefits payable under the Plan.

6.06 Optional Provision for Benefits

The Company reserves the right to change at any time the means through which the benefits under the Plan shall be provided, including the substitution of a contract or contracts with an insurance company or companies, and may thereupon make suitable provision for the use of assets of the Trust Fund to provide for the payment of benefits under such insurance contract or contracts. No such change shall constitute a termination of the Plan or result in the diversion to the Employer of any funds previously contributed hereunder.

6.07 Commingling Authorized

As permitted in the Trust Agreement, the Trust Fund held under the Plan may be commingled for investment purposes with any trust funds held under other employee benefit plans of the Controlled Group, provided such other funds qualify as tax exempt under the applicable provisions of the Code.

ARTICLE VII
MAXIMUM LIMITATION ON PENSION

7.01 Maximum Limitation on Pensions

(a) Notwithstanding any other provision of the Plan to the contrary, in no event shall the annual amount of a Pension attributable to Employer contributions payable to a Participant in the mode of a single-life annuity commencing on his Social Security Retirement Age, exceed the lesser of --

(1) $90,000, automatically adjusted effective as of January 1st of each calendar year after 1987 for increases in the cost of living, if any, in accordance with regulations or other pronouncements issued by the Secretary of the Treasury or Commissioner of Internal Revenue, for such calendar year, under the authority granted by Section 415(d) of the Internal Revenue Code of 1986, as amended from time to time; and

(2) 100% of the Participant's average annual compensation for the 3 consecutive calendar years during which he received his greatest aggregate compensation from the Employer and during which he was a Participant in the Plan. For purposes of this Section 7.01, compensation shall mean (A) for Limitation Years beginning prior to January 1, 1998, compensation as defined in Treasury Regulation Section 1.415-2(d), but limited as to dollar amount as provided in the last two sentences of Section 1.14(a) and (B) for Limitation Years beginning on or after January 1, 1998, compensation as defined in Section 415(c)(3) of the Code, but limited as to dollar amount as provided in the last two sentences of Section 1.14(a). (This limitation shall also apply to benefits commencing on a Participant's retirement date other than his Normal Retirement Date.)

In the event that the annual Pension otherwise payable to a Participant who has retired or otherwise had a Termination of Employment has been limited by the dollar limitation in clause (1) above, such limited annual Pension shall be increased in accordance with any automatic cost-of-living adjustments in such dollar limitations made pursuant to said clause (1).

(b) For purposes of this Section 7.01, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

(c) In the event that the annual Pension payable to the Participant under the Plan and all other defined benefit plans of the Employer does not exceed $10,000 for the Limitation Year or any prior Limitation Year, and the Employer has not at anytime maintained a separate defined contribution plan in which the Participant participated, the limitation otherwise imposed by this Section 7.01 shall not apply.

(d) In the event that a Participant has less than 10 years of participation, the limitations referred to in subsection (a)(1) of this Section 7.01 shall be multiplied by a fraction, the numerator of which is the Participant's number of years of participation (or part thereof) and the denominator of which is 10.

(e) In the event that a Participant has less than 10 Vesting Years of Service, the limitations referred to in subsections (a)(2) and (c) of this Section 7.01 shall be multiplied by a fraction, the numerator of which is the Participant's number of Vesting Years of Service (or part thereof) and the denominator of which is 10.

(f) To the extent provided by regulations promulgated by the Secretary of the Treasury, the foregoing subsections (d) and (e) shall be applied separately with respect to each change in the benefit structure of the Plan.

(g) If the mode of Pension payment is other than a single-life annuity or a qualified joint and survivor annuity, the amount of Pension under such other mode of payment shall not exceed the actuarial equivalent of the maximum annual pension payable under this Section 7.01 and for Limitation Years beginning before January 1, 1995, based on the greater of the interest rate assumption under Section 1.03 of the Plan or 5% per year, and for Limitation Years beginning on and after January 1, 1995, based on the Applicable Mortality Table and (i) for any form of benefit that is not subject to Section 417(e)(3) of the Code, based on the greater of the interest rate assumption under Section 1.03 of the Plan or 5% per year, or (ii) for any form of benefit that is subject to Section 417(e)(3) of the Code, based on the greater of the interest rate assumption under Section 1.03 of the Plan or the Applicable Interest Rate.

(h) If the annual Pension commences prior to the Participant's attainment of Social Security Retirement Age, such Pension shall not exceed an amount which is adjusted so that it is the actuarial equivalent of the limitation set forth in clause (1) of subsection (a) above (determined as of the date the annual Pension commences). The adjustment provided for in the preceding sentence shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act and for Limitation Years beginning before January 1, 1995, based on the greater of the interest rate assumption under Section 1.03 of the Plan or 5% per year, and for Limitation Years beginning on and after January 1, 1995, based on the prevailing Commissioner's standard mortality table described in Section 807(d)(5)(A) of the Code and on the greater of the interest rate assumption under Section 1.03 of the Plan or on an assumption of 5% per year.

(i) If the annual Pension commences after the Participant's attainment of Social Security Retirement Age, such Pension shall not exceed an amount which is adjusted so that it is the actuarial equivalent of the limitation set forth in clause (1) of subsection (a) above (determined as of the date the annual Pension commences). The adjustment provided for in the preceding sentence shall be made in such manner as the Secretary of the Treasury may prescribe based, for Limitation Years beginning before January 1, 1995, on the lesser of the interest rate assumption under Section 1.03 of the Plan or on an assumption of 5% per year, and based, for Limitation Years beginning on and after January 1, 1995, on the prevailing Commissioner's standard mortality table described in Section 807(d)(5)(A) of the Code and on the lesser of the interest rate assumption under Section 1.03 of the Plan or on an assumption of 5% per year.

(j) The following provisions shall apply for all Participants to limit a Participant's Pension for Limitation Years beginning prior to January 1, 2000 and shall apply for Participants who had terminated from employment with the Controlled Group prior to January 1, 2000 for all Limitation Years: In no event shall a Participant be entitled to receive a Pension in an amount which would cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction (as hereafter defined) to exceed 1.0 for any Limitation Year (as hereafter defined). In the event said sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction would otherwise exceed 1.0 for any Limitation Year beginning before January 1, 1995, the annual addition under the Defined Contribution Plan Fraction shall be limited so that the sum of the two fractions hereunder does not exceed the foregoing 1.0 limitation. For Limitation Years beginning after December 31, 1994, in the event said sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction would exceed 1.0, the numerator (i.e. the pension) of the Defined Benefit Plan Fraction shall be limited so that the sum of the two fractions does not exceed the foregoing 1.0 limitation. The Plan Administrator shall advise any affected Participant of any additional limitation on his annual benefit required by this paragraph.

For purposes of the foregoing paragraph:

(1) The "Defined Benefit Plan Fraction" for any Limitation Year is a fraction, the numerator of which is the Participant's projected pension under such plan subject to Section 415 of the Code, determined as of the end of the Limitation Year, and the denominator of which is the lesser of --

(A) the product of 1.25 multiplied by the limitation of clause (i) of subsection (a) of this Section 4.05; or

(B) the product of 1.4 multiplied by the limitation of clause (ii) of subsection (a) of this Section 4.05.

The limitations under this clause (i) shall be adjusted in accordance with subsections (d) and (e), if applicable.

(2) The "Defined Contribution Plan Fraction" for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions (as defined in the applicable defined contribution plans) to the Participant's account under all the defined contribution plans maintained by the Employer regardless of whether any such plans are terminated for the current and all prior Limitation Years (including the annual additions attributable to the Participant's non-deductible employee contributions to this and all other defined benefit plans maintained by the Employer, regardless of whether any such plans are terminated), and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The Maximum Aggregate Amount in any Limitation Year is the lesser of 125% of the dollar limit on contributions under defined contribution plans contained in Internal Revenue Code Section 415(c)(1)(A), as amended, or 25% of the Participant's compensation for such year, as defined in Treasury Regulation Section 1.415-2(d).

If an Employee was a Participant in one or more defined contribution plans maintained by the Employer which were in existence on July 1, 1982, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of the Plan. Under the adjustment, an amount equal to the product of (A) the excess of the sum of the fractions over 1.0 multiplied by (B) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the later of the end of the last Limitation Year beginning before January 1, 1983 or June 30, 1983. This adjustment also will be made if, at the end of the last Limitation Year beginning before January 1, 1984, the sum of the fractions exceeds 1.0 because of accruals or additions that were made before the limitations of this Section 4.05 became effective to any plan of the Employer in existence on July 1, 1982.

(3) "Limitation Year" shall, for the purposes of Section 415 of the Internal Revenue Code of 1986, as amended from time to time, mean the 12-month period beginning on the first day of each calendar year.

(k) This Section 7.01 of the Plan shall apply to Plan Years beginning on and after January 1, 1987.

(l) Notwithstanding the foregoing provisions of this Section 7.01, in no event shall any Pension amount determined under this Section 7.01 be less than the amount of the Pension which would have been payable under the terms of this Section 7.01 as in effect on December 7, 1994, based upon the Accrued Pension determined as of December 31, 1999.

7.02 EGTRRA Provisions On Maximum Limitation

(a) Effective Date. This Section 7.02 shall be effective for Limitation Years ending after December 31, 2001 and, to the extent applicable, shall modify the foregoing provisions of this Article VII.

(b) Effect on Participants. Benefit increases resulting from the increase in the limitations of Section 415(b) of the Code, if any, will be provided to the following participants: all current and former participants (with benefits limited by Section 415(b) of the Code) who have an accrued benefit under the Plan immediately prior to the effective date of this Section 7.02 (other than an accrued benefit resulting from a benefit increase solely as a result of the increases in limitations under Section 415(b) of the Code)).

(c) Definitions.

(i) Defined benefit dollar limitation. The "defined benefit dollar limitation" is $160,000, as adjusted, effective January 1 of each year, under Section 415(d) of the Code in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under Section 415(d) of the Code will apply to limitation years ending with or within the calendar year for which the adjustment applies.

(ii) Maximum permissible benefit: The "maximum permissible benefit" is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation (both adjusted where required, as provided in (A) and, if applicable, in (B) or (C) below).

(A) If the Participant has fewer than 10 years of participation in the Plan, the defined benefit dollar limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is 10. In the case of a Participant who has fewer than 10 years of service with the Controlled Group, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of service with the Controlled Group and (ii) the denominator of which is 10.

(B) If the benefit of a Participant begins prior to age 62, the defined benefit dollar limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the Participant at age 62 (adjusted under (A) above, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (i) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 7.01(h) and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using an interest rate of 5 percent per annum and the applicable mortality table described in Section 415(b)(2)(E)(v) of the Code. Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph (B) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

(C) If the benefit of a Participant begins after the Participant attains age 65, the defined benefit dollar limitation applicable to the Participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarial equivalent to the defined benefit dollar limitation applicable to the Participant at age 65 (adjusted under (A) above, if required). The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (i) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 7.01(i) of the Plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using an interest rate of 5 percent per annum and the applicable mortality table described in Section 415(b)(2)(E)(v) of the Code. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

ARTICLE VIII
TOP-HEAVY PROVISIONS

8.01 Definitions

For purposes of this Article, the following terms, when used with initial capital letters, shall have the following respective meanings:

(a) Aggregation Group

Permissive Aggregation Group or Required Aggregation Group, as the context shall require.

(b) Average Compensation

The Participant's Compensation within the meaning of Treasury Regulation Section 1.415-2(d) averaged over the 5 consecutive Plan Years (excluding Plan Years before January 1, 1984 or Plan Years after the last Plan Year during which the Plan is a Top Heavy Plan) in which the Participant earned a Vesting Year of Service (if such Vesting Year of Service is not disregarded pursuant to Section 10.04) and in which the Participant's aggregate compensation was the greatest. If the Participant did not receive compensation in 5 such Plan Years, his compensation shall be averaged over the lesser number of such Plan Years.

(c) Compensation

For Plan Years beginning prior to January 1, 1998: Compensation as defined in Treasury regulation Section 1.415-2(d) and including wages, salaries, fees for professional services, commissions, bonuses, tips, compensation based on a percentage of profits, earned income in the case of a self-employed Participant, disability payments under Section 105(d) of the Code, paid or reimbursed moving expenses to the extent not deductible by the Participant, medical reimbursement items and the value of a non-qualified stock option to the extent includible in the Participant's gross income and the amount includible in an Employee's gross income upon making the election under Section 83(b) of the Code. Specifically excluded are salary-deferral contributions, contributions to and distributions from most deferred compensation plans, amounts realized from the sale of a non-qualified stock option plan or from the sale, exchange or other disposition of stock acquired under a qualified stock option plan and most amounts which receive special tax benefits.

For Plan Years beginning on and after January 1, 1998: Compensation as defined in Section 415(c)(3) of the Code and including wages, salaries, fees for professional services, commissions, bonuses, tips, compensation based on a percentage of profits, earned income in the case of a self-employed Participant, disability payments under Section 105(d) of the Code, paid or reimbursed moving expenses to the extent not deductible by the Participant, medical reimbursement items and the value of a non-qualified stock option to the extent includible in the Participant's gross income and the amount includible in an Employee's gross income upon making the election under Section 83(b) of the Code. Specifically excluded are contributions to and distributions from most deferred compensation plans, amounts realized from the sale of a non-qualified stock option plan or from the sale, exchange or other disposition of stock acquired under a qualified stock option plan and most amounts which receive special tax benefits.

(d) Determination Date

For any Plan Year, the last day of the immediately preceding Plan Year. In the event that more than one plan is to be aggregated for purposes of this Article VIII, the Determination Date for each such plan which falls within the same calendar year shall be used.

(e) Super Top-Heavy Group

An Aggregation Group if, as of a Determination Date, the sum of the present value of the aggregate accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group and the aggregate of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group is more than 90% of a similar sum determined for all employees in such plans. For purposes of determining such sums, aggregate distributions made to any employee during the 5 consecutive Plan Years ending with the Plan Year that includes the Determination Date shall be included. The aggregate accrued benefits and/or the aggregate of accounts of former employees who have not performed any service for the employer maintaining the Plan at any time during the 5-year period ending on the Determination Date shall be excluded from the foregoing calculation.

(f) Super Top-Heavy Plan

(1) Except as provided by paragraph (2) of this subsection, the Plan shall be an Super Top-Heavy Plan, if as of a Determination Date:

(A) the present value of the aggregate Accrued Pensions under the Plan for Key Employees (excluding for this purpose the aggregate Accrued Pension under the Plan for Former Key Employees) is more than 90% of the present value of the aggregate Accrued Pensions under the Plan for all Employees; or

(B) the Plan is included in a Required Aggregation Group which is an Super Top-Heavy Group.

(2) For purposes of paragraph (1), the aggregate Accrued Benefit of any Employee shall include the aggregate distributions made to such Employee under the Plan during the 5 consecutive Plan Years ending with the Plan Year that includes the Determination Date. For Plan Years beginning after December 31, 1984, the aggregate Accrued Benefit of any former Employee who has not performed any service with the Employer during the 5-year period ending on the Determination Date shall be excluded from the calculation under item (1).

(3) If the Plan is included in a Permissive Aggregation Group which is not an Super Top-Heavy Group, the Plan shall not be an Super Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be an Super Top-Heavy Plan under paragraph (1) of this subsection.

(g) Former Key Employee

A Non-Key Employee with respect to a Plan Year who was a Key Employee in a prior Plan Year. Such term shall also include his Beneficiary in the event of his death.

(h) Key Employee

An Employee or former Employee who, at any time during the current Plan Year or any of the four preceding Plan Years, is:

(1) an officer of an employer having an annual compensation greater than 50% of the amount in effect under Section 415(c)(1)(A) of the Code for any such Plan Year (limited to no more than 50 Employees or, if lesser, the greater of three (3) or 10% of the Employees);

(2) one of the 10 Employees who, (A) own (or are considered as owning within the meaning of Section 318 of the Code) during the Plan Year containing the Determination Date or any of the four preceding Plan Years both more than one-half percent (0.5%) ownership interests in value and the largest percentage ownership interests in value of any of the employees required to be aggregated under Section 414(b), (c), or (m) of the Code and (B) have during the Plan Year of ownership annual compensation from the employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends;

(3) a five percent owner (as such term is defined in Section 416(i)(1)(B)(i) of the Code); or

(4) a one percent owner (as such term is defined in Section 416(i)(1)(B)(ii) of the Code) having an annual compensation of more than $150,000.

For purposes of this subsection (h), compensation shall mean compensation as defined in Section 415(c)(3) of the Code and the regulations issued thereunder, without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and excluding amounts in excess of the limitations of Section 401(a)(17) of the Code, of an Employee paid to him by an Employer or other member of the Controlled Group during a Plan Year beginning after December 31, 1983.

The term "Key Employee" shall also include such Employee's Beneficiary in the event of his death.

(i) Non-Key Employee

An Employee or former Employee who is not a Key Employee. Such term shall also include his Beneficiary in the event of his death.

(j) Permissive Aggregation Group

The group of qualified plans of an employer consisting of:

(1) the plans in the Required Aggregation Group; plus

(2) one or more plans designated from time to time by the Employer that are not part of the Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered with the Required Aggregation Group.

(k) Required Aggregation Group

The group of qualified plans of an employer consisting of:

(1) each plan in which a Key Employee participates (or participated, if such Plan is terminated) in the Plan Year containing the Determination Date, or any of the four preceding Plan Years; plus

(2) each other plan which enables a plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code.

(l) Top-Heavy Group

An Aggregation Group if, as of the Determination Date, the sum of the present value of the aggregate accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group and the aggregate of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group is more than 60% of a similar sum determined for all employees in such plans. For purposes of determining such sums, aggregate distributions made to any employee during the 5 consecutive Plan Years ending with the plan year that includes that Determination Date shall be included. The aggregate accrued benefits and/or the aggregate of accounts of former employees who have not performed any service for the employer maintaining the plan at any time during the 5-year period ending on the Determination Date shall be excluded from the foregoing calculation.

(m) Top-Heavy Plan

The Plan shall be a "Top-Heavy Plan" if, as of the Determination Date, the present value of the cumulative accrued benefits of Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the Plan of all Employees. Excluded from this determination shall be the accrued benefits of any Employee who did not perform services for the Employer during the 5-year period ending on the Determination Date.

In determining whether the Plan is a Top-Heavy Plan, all employers that are aggregated under Sections 414(b), (c) and (m) of the Code shall be treated as a single employer. In addition, all plans that are part of the Required Aggregation Group shall be treated as a single plan.

For this purpose, the present value of an Employee's accrued benefit is equal to the sum of (1) and (2) below:

(1) The sum of (i) the present value of an Employee's accrued pension in each defined benefit plan which is included in the Required Aggregation Group determined as of the most recent Valuation Date within the 12-month period ending on the Determination Date and as if the Employee had a Termination of Employment as of such Valuation Date and (ii) the aggregate distributions made with respect to such Employee during the 5-year period ending on the Determination Date from all defined benefit plans included in the Required Aggregation Group and not reflected in the value of his accrued pension as of the most recent Valuation Date.

(2) The sum of (i) the aggregate balance of his accounts in all defined contribution plans which are part of the Required Aggregation Group as of the most recent Valuation Date within the 12-month period ending on the Determination Date, (ii) any contributions allocated to such an account after the Valuation Date and on or before the Determination Date and (iii) the aggregate distributions made with respect to such Employee during the 5-year period ending on the Determination Date from all defined contribution plans which are part of the Required Aggregation Group and not reflected in the value of his account(s) as of the most recent Valuation Date.

8.02 Top-Heavy Plan Requirements

Notwithstanding any other provisions of the Plan to the contrary, if the Plan is a Top-Heavy Plan for any Plan Year, the Plan shall then satisfy the following requirements for such Plan Year:

(1) the minimum vesting requirement as set forth in Section 8.03;

(2) the minimum benefit requirement as set forth in Section 8.04; and

(3) the adjustments to maximum benefits and allocations as set forth in Section 8.05.

8.03 Minimum Vesting Requirement

If the Plan is a Top-Heavy Plan for any Plan Year, each Employee who has been credited with an Hour of Service after the Plan becomes a Top-Heavy Plan shall have a non-forfeitable (vested) right to a percentage of his Accrued Pension determined under the following table:

Vesting Years of Service	Vested Percentage
Less than 3	0%
3 or more	100%

The vesting schedule described in the immediately preceding sentence shall cease to be applicable when the Plan ceases to be a Top-Heavy Plan, provided that the percentage of an Employee's Accrued Pension that becomes non-forfeitable pursuant thereto before the Plan ceases to be a Top-Heavy Plan shall remain non-forfeitable, and the change in the vesting schedule which occurs when the Plan ceases to be a Top-Heavy Plan shall be subject to the provisions of subsection (e) of Section 10.04.

8.04 Minimum Benefit Requirement

If the Plan is a Top-Heavy Plan for any Plan Year, a Participant who is employed in such Plan Year or who is on an Authorized Leave of Absence shall have an Accrued Pension as of the last day of such Plan Year not less than the lesser of (i) 2% of the Participant's Average Compensation multiplied by his number of Vesting Years (and fraction) of Service and (ii) 20% of the Participant's Average Compensation.

For purposes of this Section 8.04, there shall be disregarded any Vesting Years of Service if the Plan was not a Top-Heavy Plan for the Plan Year in which such Vesting Years of Service were earned, or if such Vesting Years of Service were earned before January 1, 1984.

A Participant's Accrued Pension as of any subsequent date shall not be less than that determined as of the last day of the last Plan Year in which the Plan was a Top-Heavy Plan.

Notwithstanding the foregoing, a Non-Key Employee may not fail to accrue a minimum benefit merely because:

(i) the Employee declined to make mandatory contributions to the Plan;

(ii) the Employee was not employed on a specified date; or

(iii) the Employee is excluded from participation (or accrues no benefit) merely because such Employee's compensation is less than a stated amount.

8.05 Adjustments to Maximum Benefits and Contributions

If the Plan is a Top-Heavy Plan for any Plan Year, and if the Employer maintains a top-heavy defined contribution plan which could or does provide benefits to Participants in the Plan, then:

(a) Each Non-Key Employee shall receive the minimum benefit provided under Section 8.04 of the Plan.

(b) For Limitation Years beginning prior to January 1, 2000 (but not for Limitation Years beginning on and after January 1, 2000): If the Plan is not an Super Top-Heavy Plan (but is a Top Heavy Plan), and if the employer desires to use a factor of 1.25 in computing the denominators of the defined benefit fraction and the defined contribution fraction under Section 415(e) of the Code, then the minimum benefit required under Section 8.04 of the Plan for a Participant who is a Non-Key Employee shall be the lesser of (1) 3% of the Participant's Average Compensation multiplied by his number of years (and fraction) of Vesting Service, and (2) 30% of the Participant's Average Compensation.

(c) For Limitation Years beginning prior to January 1, 2000 (but not for Limitation Years beginning on and after January 1, 2000): If the Plan is an Super Top-Heavy Plan, then calculations under Sections 415(e)(2)(B) and 415(e)(3)(B) of the Code shall be made by substituting "1.0" for "1.25" for each place such "1.25" figure appears.

8.06 Coordination With Other Plans

(a) In applying this Article, any employer required to be combined under Section 414(b), (c), or (m) of the Code shall be treated as a single employer, and the qualified plans maintained by such single employer shall be taken into account.

(b) In the event that another defined contribution plan or defined benefit plan maintained by any Employer required to be combined under Section 414(b), (c), or (m) of the Code provides contributions or benefits on behalf of Participants in the Plan, such other plan(s) shall be taken into account in determining whether the Plan satisfies Section 8.02; and the minimum benefit required for a Non-Key Employee in the Plan under Section 8.04 will be reduced or eliminated, in accordance with the requirements of Section 416 of the Code and the regulations thereunder, if a minimum contribution or benefit is made or accrued in whole or in part in respect to such other plan(s).

8.07 EGTRRA Top-Heavy Provisions

This Section 8.07 shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section 8.07 modifies the foregoing provisions of this Article VIII of the Plan.

(a) Determination of top-heavy status.

(i) Key employee. Key employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of a member of the Controlled Group having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of a member of the Controlled Group, or a 1-percent owner of a member of the Controlled Group having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(ii) Determination of present values and amounts. This Section 8.07(a)(ii) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

(A) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

(B) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for a member of the Controlled Group during the 1-year period ending on the determination date shall not be taken into account.

(b) Minimum benefits. For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining years of service with the Controlled Group, any service with the Controlled Group shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key employee or former key employee.

ARTICLE IX
ELIGIBILITY AND PARTICIPATION

9.01 Eligibility

Each Eligible Employee shall become a Participant on the day following his completion of one Eligibility Year of Service, provided that he has not had a Termination of Employment prior to such date (and he remains an Eligible Employee on such date).

9.02 Termination and Rehiring

A Participant who has a Termination of Employment and is subsequently rehired by the Employer or an Eligible Employee who has a Termination of Employment after meeting the eligibility requirements of Section 9.01 but before becoming a Participant and who is subsequently rehired by the Employer as an Eligible Employee shall be eligible to participate in the Plan on his Reemployment Commencement Date.

An Eligible Employee who has a Termination of Employment before meeting the eligibility requirements of Section 9.01 and who is subsequently rehired as an Eligible Employee shall be eligible to participate in the Plan on the day following his completion of one Eligibility Year of Service.

9.03 Duration of Participation

A former Employee entitled to receive or receiving a Pension under the Plan shall continue as a Participant until the date of his death and shall retain his rights to Vesting Years of Service and Benefit Service irrespective of whether such entitlement is based on the Plan or any prior provisions of the Plan.

ARTICLE X
DETERMINATION OF BENEFITS

10.01 Normal Retirement Pension

A Participant whose Retirement occurs on or after his Normal Retirement Date shall be eligible for a Normal Retirement Pension in an amount equal to his Accrued Pension, as determined under Section 1.01, at Retirement.

10.02 Early Retirement Pension

(a) A Participant with 20 or more Vesting Years of Service whose Retirement occurs on or after the date he reaches the age of 55 but prior to his attainment of age 65 shall be eligible for an Early Retirement Pension. The monthly Pension of a Participant eligible for an Early Retirement Pension as provided under this subsection (a) shall be, at the option of the Participant, either (1) or (2) as set forth below:

(1) A deferred pension commencing with the month following the month in which such Participant attains his Normal Retirement Date in an amount equal to his Accrued Pension at the time of Early Retirement.

(2) An immediate pension determined as provided in (1) above, commencing with any month following the month in which such Participant retired early and subsequent to his having made written application therefor, but reduced by one-fourth of one percent for each complete calendar month, if any, by which his Early Retirement Pension commencement date precedes the month following the month in which such Participant attains his 60th birthday.

(b) A Participant with 15 or more Vesting Years of Service but less than 20 Vesting Years of Service whose Retirement occurs on or after the date he reaches the age of 60 but prior to his attainment of age 65 shall be eligible for an Early Retirement Pension. The monthly Pension of a Participant eligible for an Early Retirement Pension as provided under this subsection (b) shall be, at the option of the Participant, either (1) or (2) as set forth below:

(1) A deferred pension commencing with the month following the month in which such Participant attains his Normal Retirement Date in an amount equal to his Accrued Pension at the time of Early Retirement.

(2) An immediate pension determined as provided in (1) above, commencing with any month following the month in which such Participant retired early and subsequent to his having made written application therefor, but if his Early Retirement Pension commencement date occurs before the Participant attains his 62nd birthday, reduced by one-fourth of one percent for each complete calendar month by which his Early Retirement Pension commencement date precedes the month following the month in which such Participant attains his 65th birthday.

10.03 Disability Retirement Pension

A Participant with 10 or more Vesting Years of Service who has a Termination of Employment due to his Total and Permanent Disability prior to the attainment of age 65 shall be eligible for a Disability Retirement Pension until the earlier of (1) the earlier of (i) the death of such retired Participant or (ii) the retired Participant's recovery from his Total and Permanent Disability, or (2) the retired Participant begins to receive an Early Retirement Pension or Normal Retirement Pension. This Section 10.03 shall not apply to any Participant who, at the time of his Termination of Employment due to Total and Permanent Disability, is eligible for a benefit from an Employer-sponsored welfare benefit plan of the type commonly known as "long term disability." The monthly Pension of a Participant eligible for a Disability Retirement Pension shall be his Accrued Pension at the time of Disability Retirement. The monthly Pension so calculated payable prior to a Participant's Normal Retirement Age shall be reduced by that portion of all amounts (other than payments under Title II of the Social Security Act) which such Participant receives or is eligible to receive under any federal, state or local legislation which provides for disability benefits, excepting payments specifically allocated as reimbursement for hospital or medical expense, the loss or 100% loss of use of any bodily member, or the loss of industrial vision, which is allocable to any taxes, premiums or other payments therefor made by the Employer, either now or in the future.

10.04 Deferred Vested Pension Upon Termination of Employment

(a) A Participant who has a Termination of Employment for any reason other than Retirement, Total and Permanent Disability, or death shall be entitled to the percentage of his Accrued Pension in which he is vested as determined by the following schedule:

Vesting Years of Service	Vested Percentage
Less than 5	0%
5 or more	100%

Such Participant shall be entitled to receive a benefit payable at his Normal Retirement Date equal to his Accrued Pension multiplied by the applicable vesting percentage determined in accordance with the above schedule.

(b) Such deferred Vested Pension shall commence with the month following the month in which such former Participant attains his Normal Retirement Age.

(c) A former Participant with 20 or more Vesting Years of Service may elect (by written application) to commence his deferred vested Pension in a reduced amount at any time between the ages of 55 and 65, or a former Participant with 15 or more Vesting Years of Service but less than 20 Vesting Years of Service at any time between the ages of 60 and 65, and subsequent, in either instance, to his having made said application, in which case the monthly Pension amount as determined in subsection (a) or (b) above shall be reduced by five-tenths of one percent (0.5%) for each complete calendar month by which such earlier commencement date precedes the month following the month in which such Participant attains his Normal Retirement Age.

(d) If a Participant who had vested rights in his Accrued Pension is reemployed after a Break in Service, he shall be credited for purposes of vesting, with his pre-Break Vesting Years of Service. If a former Employee or former Participant who had a Break in Service and who did not have a vested right to an Accrued Pension is reemployed on or after January 1, 1985, he shall be credited, for purposes of vesting, with his pre-Break Vesting Years of Service only if his consecutive one-year Breaks in Service are less than the greater of 5 years or the aggregate number of his pre-Break Vesting Years of Service; provided, however, that any such former Employee or Participant who is reemployed on or after January 1, 1995, who had less than 3 pre-Break Vesting Years of Service, and who is not covered by a collective bargaining agreement, is credited with a Vesting Year of Service after his Break in Service. Notwithstanding the above, this subsection shall not operate to restore any Vesting Years of Service that would not have been restored if reemployment had occurred on or before December 31, 1984.

(e) If any amendment to the Plan directly or indirectly changes the vesting schedule, a Participant with 3 or more Vesting Years of Service may elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment by filing a written request with the Plan Administrator within sixty days after the latest of (1) the date he received notice of such amendment, (2) the date such amendment was adopted, and (3) the date such amendment became effective.

10.05 Transfers

(a) If a Participant in the Plan was, is, or becomes a participant in an Other Plan, and was, is, or becomes entitled to benefits under such Other Plan based on service for which Benefit Service is granted under the Plan, then such benefits shall serve as a whole or partial offset, on an actuarially equivalent basis, to any benefits payable under the Plan.

(b) "Other Plan" means any pension plan or profit-sharing plan, other than a Prior Plan or the ALLTEL Corporation Profit-Sharing Plan, from time to time qualified under Section 401(a) of the Internal Revenue Code, or provisions of law having like effect, maintained by the Employer or any affiliated corporation, subsidiary, or related business entity.

10.06 Minimum Pensions

(a) Any Participant who, as of January 1, 1988, (i) was not compensated on an hourly basis and (ii) had attained age 55 shall receive a retirement Pension of not less than the sum of (1) and (2):

(1) His Benefit Percentage as of December 31, 1987 multiplied by his Average Monthly Compensation at date of determination.

(2) Eight-tenths of one percent (0.8%) multiplied by the Participant's years of Benefit Service, not to exceed ten (10) years, after December 31, 1987 and further multiplied by his Average Monthly Compensation at date of determination.

(b) Any Participant who, as of January 1, 1989, (i) was not subject to a collective bargaining agreement and was compensated on an hourly basis and (ii) had attained age 55 shall receive a retirement Pension of not less than the sum of (1) and (2):

(1) His Benefit Percentage as of December 31, 1988 multiplied by his Average Monthly Compensation at date of determination.

(2) Eight-tenths of one percent (0.8%) multiplied by the Participant's years of Benefit Service, not to exceed ten (10) years, after December 31, 1988 and further multiplied by his Average Monthly Compensation at date of determination.

(c) The monthly Pension so determined payable prior to Normal Retirement Date shall be reduced as described in Section 10.02, 10.03, or 10.04, as applicable.

(d) For purposes of this Section 10.06, Average Monthly Compensation means 1/60th of the sum of the compensation payable to a Participant from the Employer for each of the 60 consecutive calendar months which produce the highest average out of the period of service beginning January 1, 1966 and ending with the month which includes the date as of which he retires or terminates employment as an Employee. In determining Average Monthly Compensation for purposes of this Section 10.06, compensation shall be computed using the definition of Basic Compensation for Plan Years prior to January 1, 1988 and using the definition of Compensation for Plan Years after December 31, 1987.

10.07 Effect of Prior Plans

(a) A Participant who was covered by a Prior Plan immediately prior to his participation hereunder may be entitled to a minimum benefit as provided in Article XIII. Alternatively, benefits may be payable under the Prior Plan subsequent to the merger into the Plan; such benefits shall serve as a whole or partial offset, on an actuarially equivalent basis, to any benefits payable under the Plan.

(b) Effective for Plan Years beginning after December 31, 1987, there were and are no further benefit accruals pursuant to Article XIII of the Plan (as and to the extent in effect on and after December 31, 1987) for a Participant who is not compensated on an hourly basis. Effective for Plan Years beginning after December 31, 1988, there shall be no further benefit accruals pursuant to Article XIII of the Plan (as and to the extent in effect on and after December 31, 1988) for a Participant who is compensated on an hourly basis but is not covered by a collective bargaining agreement. Such Participants shall be entitled to the Minimum Normal Retirement Pension, the Minimum Early Retirement Pension, the Minimum Disability Retirement Pension, the Minimum Deferred Vested Pension and the Minimum Death Benefit, as such terms are defined in Section 13.01, which accrued as of December 31, 1987 or December 31, 1988, respectively, and to the benefits which accrued as of December 31, 1987 or December 31, 1988, respectively, pursuant to any Appendix to Article XIII (as and to the extent in effect on said date). Thereafter benefits shall continue to accrue for such Participant in accordance with applicable provisions of the Plan. The provisions of Article XIII and any Appendix thereto were and are hereby superseded accordingly. Provided, however, that any early retirement subsidy or optional form of benefit provided under Article XIII which, pursuant to the applicable provisions of the Code or regulations thereunder, is deemed to constitute an accrued benefit of a Participant, shall be retained with respect to benefits which accrued to such Participant in respect of Article XIII (as and to the extent in effect on the relevant dates) as of December 31, 1987 or December 31, 1988, respectively. Provided, further, however, that Section 7.02 shall apply with respect to any Appendix to Article XIII.

(c) A Participant who is entitled to a Minimum Normal Retirement Pension, a Minimum Early Retirement Pension, a Minimum Disability Retirement Pension, a Minimum Deferred Vested Pension or a Minimum Death Benefit, as such terms are defined in Section 13.01, under Article XIII as in effect prior to January 1, 1989 shall continue to be entitled to such minimum benefits. The provisions of Article XIII of the Plan as and to the extent in effect immediately prior to the January 1, 1989 Restatement of the Plan are hereby incorporated by reference as and to the extent necessary to maintain such accrued minimum benefits.

ARTICLE XI
PAYMENT OF BENEFITS

11.01 Normal and Early Retirement Pensions

(a) Any Normal or Early Retirement Pension shall be payable to a retired Participant commencing with the first day of the month next following the date as of which he has become eligible for such retirement Pension, he is alive, and he has applied for such Pension in accordance with the rules established by the Plan Administrator, and shall be payable monthly thereafter during the life of such retired Participant.

(b) The normal form of benefit for a married Participant is a Qualified Joint and Survivor Annuity with his Spouse as provided in Section 11.04. The normal form of benefit for all other Participants shall be a single life annuity. An optional form of benefit payment may be elected pursuant to Section 11.05.

(c) The last payment to a retired Participant shall be that made at the beginning of the month in which the death of such retired Participant occurs, except that if the retired Participant is receiving a Qualified Joint and Survivor Annuity or had elected a survivor's Pension as set forth in Section 11.05 and is receiving his Pension, then any payment to him and any other person shall be as set forth in Sections 11.04 and 11.05.

11.02 Disability Retirement Pensions

(a) A Disability Retirement Pension shall be payable to a retired Participant who has applied therefor, and whose application is approved in accordance with the rules established by the Plan Administrator, commencing with the first day of the month following his Disability Retirement. The last payment to the retired Participant shall be that made at (1) the beginning of the month in which occurs the earlier of (i) the death of such retired Participant or (ii) the retired Participant's recovery from his Total and Permanent Disability, or (2) the beginning of the month preceding the month in which the retired Participant begins to receive an Early Retirement Pension or Normal Retirement Pension.

(b) Any Participant receiving a Disability Retirement Pension under the Plan may be required to submit to medical examination by a physician or physicians selected by the Plan Administrator at any time during his Disability Retirement prior to his Normal Retirement Date to determine whether he is eligible for continuance of the Disability Retirement Pension. If, on the basis of such examination, it is found that he is no longer totally and permanently disabled, his right to any Disability Retirement Pension shall cease immediately. In the event a Participant who is receiving a Disability Retirement Pension under the Plan refuses to submit to such medical examination, he shall not be entitled to any Disability Retirement Pension for any period during which he continues to refuse to submit to such examination.

(c) Any Participant who recovers from Total and Permanent Disability and returns to active employment with the Employer prior to attainment of age 65 shall have Vesting Years of Service and Benefit Service to the date of his Disability Retirement reinstated for all purposes of the Plan. If any such Participant does not return to active employment with the Employer upon such recovery, he shall be treated as a Participant who had a Termination of Employment at the date of his recovery, and his Vesting Years of Service and Benefit Service at the date of his Disability Retirement shall be used at such time to determine his eligibility for, and the amount of, any other Pension under the Plan.

(d) A retired Participant receiving a Disability Pension who meets the eligibility requirements for an Early Retirement Pension under Section 10.02 may elect to receive such Early Retirement Pension in lieu of a Disability Pension beginning in any month after he becomes eligible therefor.

(e) Upon attaining his Normal Retirement Age, a retired Participant whose Disability Retirement Pension has not been terminated, shall, in lieu of any further Disability Retirement Pension, be entitled to a Normal Retirement Pension under Section 10.02. Such Normal Retirement Pension shall commence with the month following the month in which he attains his Normal Retirement Age, and shall be subject to the applicable provisions of this Article XI other than this Section 11.02.

11.03 Deferred Vested Pension

A deferred Vested Pension shall be payable to an eligible Participant commencing with the first day of the month following his 65th birthday, or, if later, following the month proper application is made therefor (but with payments retroactive to the first day of the month following his 65th birthday), or, in the case of an eligible Participant with 20 or more Vesting Years of Service, following any month between the ages of 55 and 65, or in the case of an eligible Participant with 15 or more but less than 20 Vesting Years of Service following any month between the ages of 60 and 65, in accordance with his election to receive a reduced amount under the provisions of Section 10.04, provided, in each case, that such Participant is alive, and shall be payable each month thereafter during the life of such Participant. The normal form of benefit for a married Participant is a Qualified Joint and Survivor Annuity with his Spouse as provided in Section 11.04. The normal form of benefit for all other Participants shall be a single life annuity. The last payment to the Participant shall be that made at the beginning of the month in which the death of such Participant occurs, except that if the Participant is receiving a Qualified Joint and Survivor Annuity as set forth in Section 11.04, then any payments to him and his Surviving Spouse shall be as set forth in Section 11.04

11.04 Automatic Election of Qualified Joint and Survivor Annuity

(a) A Participant whose Pension commences pursuant to Section 11.01 or Section 11.03 and who is married on the date as of which his Pension commences automatically shall be deemed to have elected the Qualified Joint and Survivor Annuity (as described in subsection (c) of this Section 11.04). The automatic election of the Qualified Joint and Survivor Annuity shall become effective upon the date as of which the Participant's Pension commences, unless he has waived the Qualified Joint and Survivor Annuity in accordance with the procedure specified in subsection (b) of this Section 11.04.

(b) Notwithstanding any other provision of this Article XI to the contrary, within the 60-day period ending 30 days before the date as of which a Participant's Pension is to commence, the Plan Administrator shall furnish the Participant with a written description of (i) the terms and conditions of the Qualified Joint and Survivor Annuity form of payment described in this Article XI or, if he is not married, the normal form of payment otherwise applicable to him, (ii) the terms, conditions and relative value of any other available form of payment, (iii) the Participant's right to waive the Qualified Joint and Survivor Annuity form of payment or to elect an optional form of payment and the effect thereof, (iv) the rights of the Participant's Spouse with respect to the Qualified Joint and Survivor Annuity form of payment, and (v) the Participant's right to revoke a waiver of the Qualified Joint and Survivor Annuity form of payment and the effect thereof. At any time during the 90-day period ending on the date as of which a Participant's Pension is to commence, provided he has received the notice described in the preceding sentence, a Participant may reject the Qualified Joint and Survivor Annuity form of payment, or normal form of payment for a Participant who is not married and is eligible for Normal or Early Retirement, or rescind such a rejection, by delivery to the Plan Administrator of written notice thereof in the form and manner prescribed by the Plan Administrator. For a married Participant, no such rejection shall be effective unless the person who is the Participant's Spouse on the date as of which the Participant's Pension commences consents in writing to the rejection, unless a Plan representative finds that such consent cannot be obtained because the Spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder or the Participant is eligible for and elects Option A in paragraph (2) of subsection (a) of Section 11.05. Such spousal consent shall acknowledge the effect of such rejection and, if applicable, the designation of a specific non-Spouse Beneficiary and shall be witnessed by a Plan representative or a notary public. A rescission of a prior rejection of the Qualified Joint and Survivor Annuity option may be made by a Participant without the consent of the Spouse at any time prior to the date as of which the Participant's Pension commences by delivery to the Plan Administrator of written notice thereof in the form and manner prescribed by the Plan Administrator, in which case payment shall be made in the normal form of payment unless the Participant rejects the normal form of payment pursuant to this Section 11.04 (including written consent of the Participant's Spouse, as applicable). The number of rejections of the normal form of payment and rescissions thereof shall not be limited.

(c) For a Participant who is eligible for Normal or Early Retirement, the Qualified Joint and Survivor Annuity shall be Option B in paragraph (2) of subsection (a) of Section 11.05. For any Participant not described in the immediately preceding sentence, the Qualified Joint and Survivor Annuity shall be Option B in paragraph (2) of subsection (a) of Section 11.05, except that if the Participant has not been married to his Spouse throughout the one-year period ending on the date as of which his Pension commences and he does not remain married to such Spouse for at least one year (including by reason of his own death), no survivor benefit shall be payable to such Spouse under the Qualified Joint and Survivor Annuity, and moreover, the Participant shall, as of the date he ceases to be married to such Spouse, be treated as if he had not been married at the time his Pension commenced, but no retroactive correction of the amount paid the Participant during the marriage shall be made.

11.05 Optional Forms of Pension

(a) A Participant who is eligible for Normal or Early Retirement may elect to receive any of the following optional forms of retirement income, which shall be in lieu of (and the Actuarial Equivalent of) the Pension to which he would otherwise have been entitled as calculated under Section 10.01 or Section 10.02, commencing as of the same date as of which the Pension to which he would otherwise have been entitled as calculated under Section 10.01 or Section 10.02 would have commenced:

(1) Option A: A reduced level Pension payable for the life of the Participant, and continuing thereafter in the same reduced amount for the life of the Participant's Spouse.

(2) Option B: A reduced level Pension payable for the life of the Participant, and continuing thereafter in an amount which is 50% of that reduced amount for the life of the Participant's Spouse.

(3) Option C: A reduced level Pension payable for the life of the Participant. In the event the Participant dies before receiving 120 monthly payments, the said monthly payments remaining unpaid at his death shall be payable to his designated Beneficiary for the remainder of the 120 month period.

(4) Option D: A reduced Pension payable during the joint lifetime of the Participant and the Participant's Spouse, and continuing thereafter in the same reduced amount for the life of the Spouse, or in the original unreduced amount for the life of the Participant.

(5) Option E: A reduced Pension Payable during the joint lifetime of the Participant and the Participant's Spouse, and continuing thereafter in an amount which is 50% of that reduced amount for the life of the Spouse, or in the original unreduced amount for the life of the Participant.

(b) Optional forms of Pension under this Section 11.05 shall not be applicable to amounts calculated under Section 10.03 or Section 10.04 except as provided in Section 11.04.

(c) The optional form of Pension selected must satisfy the requirements of Section 401(a)(9) of the Code.

(d) The election by a Participant of an optional form of Pension and designation of a Beneficiary must be made after the notice described in subsection (b) of Section 11.04 is furnished and on or before the date as of which his Pension is to commence by delivery to the Plan Administrator of written notice thereof in the form and manner prescribed by the Plan Administrator.

(e) A Participant who has elected an optional form of Pension may rescind such election at any time on or before the date as of which the Participant's Pension commences by delivery to the Plan Administrator of written notice thereof in the form and manner prescribed by the Plan Administrator, in which case payment shall be made in the normal form of payment (as described in Section 11.01) unless the Participant rejects the normal form of payment pursuant to Section 11.04 (including written consent of the Participant's Spouse, as applicable). The designation of a specific non-Spouse beneficiary by a married Participant (or a change in a previous designation of a specific non-Spouse Beneficiary by such Participant) may be made only with the written consent of the Participant's Spouse, in the manner specified in subsection (b) of Section 11.04. An election of any Option in subsection (a) of this Section 11.05 other than Option C shall be rescinded automatically in the event of the death of the Participant's Spouse before the date as of which the Participant's Pension commences. The Spouse for purposes of any Option in subsection (a) of this Section 11.05 is the Spouse to whom the Participant was married on the date the Participant's Pension commences (whether or not the Participant and the Spouse are married on the date of the death of the Participant or on the date of death of the Spouse). Any election of an Option in subsection (a) of this Section 11.05 shall be effective only if the Participant is alive on the date as of which his Pension is to commence and if the Pension does commence as of such date. No election of any Option in subsection (a) of this Section 11.05 may be changed after the date as of which the Participant's Pension commences.

(f) Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995: If a Participant dies after having elected Option C under Section 11.05(a) or Option F under Section 11.05F(a) and his estate is his Beneficiary, the estate of the Participant may elect on a form prescribed by the Plan Administrator to receive in lieu of any unpaid guaranteed monthly payments a single sum payment of the commuted value of such monthly payments determined by discounting future payments for interest at the rate that would be used to determine an Actuarial Equivalent in accordance with Section 1.03.

11.06 Payment of Small Pensions

(a) Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995: If the Actuarial Equivalent of a Participant's vested Accrued Pension does not exceed $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) and did not exceed $3,500 at the time of any prior distribution, the Pension shall be paid as soon as reasonably practicable following the Participant's Termination of Employment in a single sum that is the Actuarial Equivalent of the Participant's vested Accrued Pension, provided that any such single sum payment may be made with respect only to a Pension the payment of which has not commenced. For purposes of this Section 11.06, Actuarial Equivalent shall be determined without regard to clause (B) of paragraph (i) of subsection (a) of Section 1.03.

(b) Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995: Notwithstanding subsection (a) of this Section 11.06 or subsection (c) of this Section 11.06, with respect only to a single sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999 to a Transitioned Participant (as defined in Section 1.03), if the Actuarial Equivalent of the Participant's Vested Accrued Pension determined under paragraph (ii) of subsection (a) of Section 1.03 exceeds $3,500 and the Actuarial Equivalent of the Participant's vested Accrued Pension if determined in accordance with the Plan provisions in effect on the day prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) does not exceed $3,500, such Participant may elect to receive such vested Accrued Pension in a single sum distribution of the Actuarial Equivalent amount determined under paragraph (ii) of subsection (a) of Section 1.03 as soon as reasonably practicable following the Transitioned Participant's Termination of Employment. An election pursuant to this subsection (b) shall be subject to the qualified joint and survivor annuity and consent requirements applicable to both married and unmarried Participants, as specified in Sections 411(a)(11) and 417 of the Code and the regulations thereunder, and, in the event that an annuity commences in accordance with this subsection (b) prior to a Transitioned Participant's Normal Retirement Age, such Participant's vested Accrued Pension shall be reduced for early commencement thereof in accordance with Table I to Appendix S and Appendix T - Early Commencement Factors for Deferred Vested Pensions.

(c) Notwithstanding any other provision of the Plan (including, but not limited to, any Appendix) to the contrary, except that subsection (b) of this Section 11.06, subsection (c) of Section 5 of Table A to Appendix I to Section 13.09, and subsection (c) of Section 6 of Article VI of Appendix T to Section 13.19 shall apply without regard to this subsection (c), effective as soon as reasonably practicable following December 31, 1998, but with respect only to a Participant whose Termination of Employment occurs after December 31, 1993 and who is not a Bargaining Participant (as hereinafter defined), each reference in the Plan (including, but not limited to, any Appendix) to "$3,500", but only as such dollar amount pertains to the payment of small pensions in a single sum (or lump sum) distribution, shall be changed to a reference to "$5,000", and with respect to any such Participant whose Termination of Employment occurs prior to December 31, 1998, the provisions of the Plan providing for the timing of a single sum (or lump sum) distribution to such Participant shall be applied to provide for the timing (only) of such distribution by substituting December 31, 1998 for the date on which occurred the Participant's Termination of Employment that otherwise would have caused such distribution. For purposes of this subsection (c), a "Bargaining Participant" shall mean a Participant who, on the last date on which he was an employee of a member of the Controlled Group, was covered by a collective bargaining agreement that provided for his participation in the Plan.

11.07 Prohibition on Distribution

Benefits shall not be payable hereunder except in the event of the Retirement, Total and Permanent Disability, Termination of Employment, or death of a Participant.

11.08 Non-Divestment

There shall be no divestiture of any Pension payable hereunder except that (i) Pension payments shall be suspended during any reemployment with the Employer as provided in Section 11.09 of the Plan and (ii) Pension payments shall cease upon their expiration by reason of the terms and conditions hereof having been fully satisfied.

11.09 Suspension of Benefits Upon Reemployment

(a) Effective as of November 1, 2000, but with respect only to Employees whose employment with the Controlled Group terminates after October 31, 2000: With respect to a Non-CBA Benefit (as hereinafter defined): Retirement benefits in pay status will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If a Participant whose Pension has been suspended in accordance with the preceding provisions of this subsection (a) becomes entitled to have his Pension resume, the Pension benefits that were previously suspended shall resume in the same amount and form as in effect prior to the suspension and any additional amount of Pension earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first retired.

(b) Effective as of November 1, 2000, but with respect only to Employees whose employment with the Controlled Group terminates after October 31, 2000: With respect to a CBA Benefit (as hereinafter defined): Retirement benefits in pay status will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If the Participant had received any Pension payments or distributions in lieu of a Pension under the Plan or any Prior Plan, the Pension payable upon his subsequent Retirement shall be reduced by the Actuarial Equivalent of any such payments or distributions he had received prior to his Normal Retirement Date, other than Disability Pension payments.

(c) Effective as of November 1, 2000, but with respect only to Employees whose employment with the Controlled Group terminates after October 31, 2000: For purposes of this Section 11.09, the term "CBA Benefit" shall mean the Pension benefits of a Participant attributable to his participation in the Plan on account of his being covered by a collective bargaining agreement that provided for his participation in the Plan, and the term "Non-CBA Benefit" shall mean any Pension benefits of a Participant that are not his "CBA Benefit".

(d) Except as otherwise provided in subsection (a) of this Section 11.09, subsection (b) of this Section 11.09, and subsection (c) of this Section 11.09: Retirement benefits in pay status will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service with the Employer or receives payment for Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If the Participant had received any Pension payments or distributions in lieu of a Pension under the Plan or any Prior Plan, the Pension payable upon his subsequent Retirement shall be reduced by the Actuarial Equivalent of any such payments or distributions he had received prior to his Normal Retirement Date, other than Disability Pension payments.

11.10 Limitations on Distributions

(a) Unless the Participant otherwise elects by a written statement signed by him and submitted to the Plan Administrator, the payment of benefits under the Plan to the Participant shall begin not later than the 60th day after the close of the Plan Year in which occurs the later of (i) the date on which the Participant attains age 65, (ii) the tenth anniversary of the year the Participant commenced participation in the Plan, and (iii) the date on which the Participant has a Termination of Employment.

(b) A Pension to a Participant must commence no later than the April 1 following the later of the calendar year in which the Participant (i) attains age 70-1/2, or (ii) retires; provided, however, that clause (ii) shall not be applicable in the case of a Participant who is a five-percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-year period ending with or within the calendar year in which such Participant attains age 70-1/2, nor shall it be applicable in the case of any Participant who attains age 70-1/2 on or after January 1, 1988.

Notwithstanding anything to the contrary in the immediately preceding sentence, a Participant who attains age 70-1/2 within the calendar year 1997, 1998, 1999, or 2000 and is not a five-percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-year period ending with or within the calendar year in which such Participant attains age 70-1/2, may elect in the manner and form prescribed by the Plan Administrator (prior to commencement of his Pension) to have clause (ii) of the immediately preceding sentence apply to the Participant. If payment of a Participant's pension benefit commences after the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 in accordance with the immediately preceding sentence, the Participant's pension benefit payable on the date on which benefits commence after employment with the Controlled Group terminates shall be greater of (a) the Participant's pension benefits otherwise payable upon his termination of employment or (b) an amount determined as follows in accordance with the "actuarial increase" provisions of Section 401(a)(9)(C)(iii) of the Code: the "Actuarial Equivalent" of the Participant's pension benefits that would have been payable as of the April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2, plus the "Actuarial Equivalent" of additional benefits accrued after the April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2, reduced by the "Actuarial Equivalent" of any distributions made after the April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2. For purposes of and notwithstanding the immediately preceding sentence: The amount in clause (a) shall be determined without regard to this Section 11.10; for purposes of clause (b) any additional benefits accrued after the April 1 of the calendar year in which the Participant attained age 70-1/2 shall be reduced by the actuarial increase provided under clause (b) in accordance with Section 411(b)(1)(H) of the Code; and in determining the amount in clause (b), the starting point for the period of actuarial increase shall not be earlier than January 1, 1997. Notwithstanding the definition of actuarial equivalent otherwise provided in the Plan, for purposes of this Section 11.10, but not with respect to benefits which accrued to the Participant under any Appendix to Article XIII, "Actuarial Equivalent" shall be computed on the basis of 1951 Basic Annuity Table projected to 1965 by Scale C with interest at 5% per annum.

(c) Any distribution hereunder must be made over a period not to exceed the greatest of (i) the life of the Participant, (ii) the life expectancy of the Participant, (iii) the lives of the participant and a designated Beneficiary, or (iv) the joint-and-survivor life expectancy of the Participant and his designated Beneficiary.

(d) If the Participant dies after distribution of his or her interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

(e) If the Participant dies after distribution of his interest has begun but prior to distribution of his entire interest, the remaining portion of such interest shall be distributed to his beneficiary in a method which is at least as rapid as the method being used at the date of his death. If the Participant dies prior to commencement of the distribution of his interest, the entire interest attributable to such Participant shall be distributed no later than the last day of the Plan Year that contains the fifth anniversary of the date of his death, unless such interest is payable to a designated beneficiary (as defined in Section 401(a)(9) of the Code) for a period which does not exceed the life or life expectancy of such designated beneficiary, in which event distribution of such interest shall commence no later than the last day of the Plan year immediately following the Plan Year in which such Participant retired or died, provided that if the designated beneficiary is the Spouse of such Participant, distribution shall not be required to begin earlier than the date the Participant Employee would have attained age 70-1/2.

Payments will be calculated by use of the return multiples specified in Section 1.72-9 of the regulations. Life expectancy of the Spouse may be recalculated annually, however, in the case of any other designated Beneficiary, such life expectancy will be calculated at the time payment first commences without further recalculation.

(f) Death and any other nonretirement benefits payable under the Plan shall be incidental to the primary purpose of the Plan, which is to provide retirement benefits, and accordingly shall be limited in accordance with the minimum distribution incidental benefit requirements under Section 401(a)(9) of the Code. The provisions of this Section 11.10 reflecting Section 401(a)(9) of the Code, shall override any distribution options in the Plan inconsistent with such Section 401(a)(9).

(g) The payment of a Pension in accordance with one section of the Plan shall preclude the payment of a Pension in accordance with another section, and the qualification for a Spouse's Pension under Section 12.01 shall preclude the qualification for a Pension under Article X.

11.11 Employment After Normal Retirement Age

Notwithstanding any other provision of the Plan to the contrary, a Participant who continues in employment or who is reemployed after his Normal Retirement Date shall be eligible for his Pension for any month in which he is employed for less than 40 hours (or such other amount of time that does not constitute Section 203(a)(3)(B) service under the Act and regulations issued thereunder). Any monthly payments made to an Employee pursuant to this Section 11.11 shall be paid in accordance with the provisions of the Plan otherwise applicable to determining the amount of his retirement benefit, the duration of benefit payments, and the method of payment. If payment of a Participant's Pension will be delayed or suspended as a result of such employment or reemployment, the Plan Administrator shall notify the Participant of such suspension or delay by personal delivery or first class mail during the first calendar month in which the Pension is to be suspended or delayed, shall afford him a review of such suspension or delay under the procedure specified in Article IV and shall otherwise administer such suspension or delay and any subsequent resumption or commencement of Pension payments in a manner consistent with Section 2530.203-3 of Title 29 of the Code of Federal Regulations, as amended from time to time.

11.12 Benefit Accruals While Receiving Benefit Payments

Notwithstanding any other provision of the Plan to the contrary, in the case of a Participant whose monthly Pension commences in accordance with subsection (b) of Section 11.10 by reason of his having attained age 70-1/2, any increase in the monthly amount of his Normal Retirement Benefit determined as provided in Section 10.01 with respect to any Plan Year which would otherwise occur shall be reduced (but not below zero) by the Actuarial Equivalent of total Plan benefit payments made to such Participant during such Plan Year.

11.13 Rollover Requirements

(a) This Section 11.13 applies to distributions made on or after January 1, 1993. Notwithstanding any other provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 11.13, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b) For purposes of this Section 11.13, the following definitions shall apply:

(i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

(ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(iii) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

(c) This paragraph (c) shall apply to distributions made after December 31, 2001. The following shall apply for purposes of this paragraph (c):

(i) Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of paragraphs (a) and (b) of this Section 11.13 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

(ii) Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in paragraphs (a) and (b) of this Section 11.13 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

ARTICLE XII
DEATH BENEFITS

12.01 Death Prior to Pension Commencement

(a) If a Participant who has become entitled to a vested Pension under Section 11.01 or Section 11.03 (whether immediate or deferred) dies prior to the commencement of such Pension, the Participant's Spouse, if any, shall be entitled to receive a monthly Qualified Preretirement Survivor Annuity commencing on the Participant's Earliest Retirement Date.

(b) (Reserved.)

(c) For purposes of this Section 12.01, the Spouse of a Participant shall mean and be limited to the person who is the Participant's Spouse at the time of his death and who has been his Spouse throughout the one-year period ending on the date of his death.

(d) For purposes of this Section 12.01, the "Earliest Retirement Date" of a Participant who dies is the later of the month following the month in which the Participant dies or the month in which the Participant would have first become eligible for commencement of a Pension under the Plan if he had survived.

(e) For purposes of this Section 12.01, a Qualified Preretirement Survivor Annuity means a survivor annuity for the life of the Spouse of the Participant in an amount equal to:

(1) For a Participant who is an employee of a member of the Controlled Group a the time of his death and who dies after meeting the age and service requirements for a Pension under Section 10.01 or Section 10.02, as applicable, the amount of such monthly survivor benefit shall be equal to the amount of the monthly payment his Spouse would have received if the Participant's Retirement had occurred under the provisions of Section 10.01 or Section 10.02, as applicable, on the day before the date of his death and had the automatic form of payment under Section 11.04 been applicable to him, based upon his Accrued Pension on the date of his death.

(2) For a Participant who is an employee of a member of the Controlled Group at the time of his death and who dies prior to meeting the age and service requirements for a Pension under Section 10.01 or Section 10.02, the amount of such monthly survivor benefit shall be equal to the amount of the monthly payment his Spouse would have received if such Employee had a Termination of Employment on the date of his death but had survived to the date he attained his Earliest Retirement Date, had commenced his Pension on such date, and had the automatic form of payment under Section 11.04 been applicable to him, based upon his Accrued Pension on the date of his death.

(3) For a Participant who is not an employee of a member of the Controlled Group at the time of his death and who had a Termination of Employment after meeting the age and service requirements for a Pension under Section 10.01 or Section 10.02, as applicable, the amount of such monthly survivor benefit shall be equal to the amount of the monthly payment his Spouse would have received if the Participant had begun to receive a Pension in the automatic form of payment under the provisions of Section 11.04 on the day before the date of his death, based upon his Accrued Benefit on the date of his Termination of Employment.

(4) For a Participant who is not an employee of a member of the Controlled Group at the time of his death and who had a Termination of Employment prior to meeting the age and service requirements for an Early Retirement Pension under Section 10.01 or Section 10.02, the amount of such monthly survivor benefit shall be equal to the amount of the monthly payment his Spouse would have received if the Participant had survived to the date he attained his Earliest Retirement Date and had then begun to receive a Pension in the automatic form of payment under the provisions of Section 11.04, based upon his Accrued Pension on the date of his Termination of Employment.

(5) Notwithstanding the provisions of (1) and (3) above of this subsection (e) of Section 12.01, for a Participant who was eligible to elect and had elected Option A in paragraph (2) of subsection (a) of Section 11.05 in accordance with Section 11.04 and Section 11.05 before the date as of which the Participant's Pension was to commence and had not rescinded such election, the amount of such monthly survivor benefit shall be equal to the amount of the monthly payment his Spouse would have received if the Participant had begun to receive a Pension in the form of Option A on the day before the date of his death, based upon his Accrued Pension on the date of his Termination of Employment.

(f) Notwithstanding the foregoing provisions of this Section 12.01, a surviving Spouse may elect to defer commencement of a Qualified Preretirement Survivor Annuity from the Earliest Retirement Date to a date not later than the first day of the month next following the date the Participant would have attained age 65, in which case the amount of such monthly survivor benefit shall be equal to the amount of the monthly payment his Spouse would have received if the Participant had begun to receive a Pension in the form of payment provided by subsection (e) of this Section 12.01 on the day before the deferred commencement date and then died on the deferred commencement date, based upon his Accrued Pension on the date of his Termination of Employment.

ARTICLE XIII
EFFECT OF PRIOR PLANS

The provisions of Article XIII with respect to (i) certain pension and profit-sharing plans that have been or will be merged into the Plan and (ii) special provisions in cases where no prior plan existed and with regard to transfers of employment to and from members of the Controlled Group that are not Employers are contained in Volume II of the Plan.

ARTICLE XIV
1993 SPECIAL EARLY RETIREMENT PROVISIONS

14.01 General

This Article XIV provides for certain increased benefits with respect to certain Participants (or former Participants in the case of a deceased former employee) who satisfy the requirements specified in this Article XIV for such increased benefits. Except as otherwise provided in this Article XIV, the provisions of this Article XIV shall apply notwithstanding any other provision of the Plan to the contrary and shall control in the case of any conflict with any other provision of the Plan.

14.02 Eligibility

In order to be eligible for increased benefits pursuant to this Article XIV, a Participant must be listed on Schedule A to the Plan.

14.03 Termination of Employment

In order to receive the increased benefits provided under this Article XIV, a Participant who meets the eligibility requirements of Section 14.02 of this Article XIV must voluntarily terminate his employment with the Employer (and any other member(s) of the Controlled Group) as of the Retirement Date applicable to such Participant as specified on Schedule A to this Article XIV; provided, however, that such retirement shall be deemed satisfied by any such Participant who has a Termination of Employment on or prior to his Retirement Date as specified on Schedule A to this Article XIV by reason of his death.

14.04 Increased Benefits

Benefits under the Plan of a Participant who both meets the eligibility requirements of Section 14.02 of this Article XIV and satisfies the requirements and conditions of Section 14.03 of this Article XIV shall be increased, beginning as of the latest of March 1, 1993, the first day of the month following the month in which such Participant's Retirement Date as specified on Schedule A to the Plan occurs, or as specified below in this Section 14.04, in accordance with the following:

(a) The amount of such Participant's Accrued Pension shall be increased by an amount equal to the Participant's "Special Early Retirement Compensation" (as hereinafter defined) multiplied by five-twelfths (5/12) of one percent. A Participant's "Special Early Retirement Compensation" shall mean the Participant's annualized base salary in effect on the day preceding the Participant's Termination of Employment.

(b) The Pension of any such Participant whose Pension commences prior to his Normal Retirement Date shall not be reduced for commencement prior to the month following the month in which such Participant would (if he survived) attain age 65.

(c) If such Participant is less than age 62 on his Pension commencement date, he shall receive a supplemental monthly benefit in the amount of $200 per month payable beginning as of his Pension commencement date and continuing through the earlier of the month in which he attains age 62 or the month in which his death occurs. If such Participant dies prior to his Pension commencement date or the first day of the month in which he would have attained age 62 and is survived by his Spouse to whom he had been continuously married for at least one year ending on his date of death, such Spouse shall receive a supplemental monthly benefit in the amount of $200 per month payable beginning as of the later of the month following the month in which occurs the Retirement Date applicable to such Participant as specified on Schedule A to the Plan or the month following the month in which the Participant's death occurred and continuing through the end of the month in which the Participant would have attained age 62.

(d) For purposes of computing the amount of the Qualified Preretirement Survivor Annuity (if any) (as of the date such Qualified Preretirement Survivor Annuity otherwise commences under the Plan) with respect to such a Participant who dies prior to his Pension commencement date and prior to the month following the month in which such Participant would (if he survived) attain age 65, the Pension that would have been payable to the Participant shall not be reduced for commencement prior to the month following the month in which such Participant would (if he survived) attain age 65.

(e) Notwithstanding any other provision of this Article XIV to the contrary, Sections 1.33 and 1.34 and Article V and the corresponding provisions of any applicable Appendix to the Plan shall be applied based upon such Participant's actual age.

(f) The increased benefits payable pursuant to this Article XIV shall be subject to all generally applicable provisions regarding payment or benefits and conditions and limitations thereon of the Plan and of applicable law, including, without limitation, subsection (f) of Section 1.01.

SCHEDULE A
TO
ARTICLE XIV OF
ALLTEL CORPORATION PENSION PLAN
(January 1, 2001 Restatement)

This page contained a listing of eligible participant's name, social security number and retirement date or employee's date of death.

ARTICLE XV
TRANSFER OF BENEFITS WITH RESPECT TO
CERTAIN EMPLOYEES WHOSE EMPLOYMENT TRANSFERS TO
GTE SOUTH INCORPORATED OR CONTEL OF THE SOUTH, INC.

15.01 Definitions

For purposes of this Article XV, the following definitions shall apply:

(a) The "Closing Date" shall mean Closing Date as defined in the Employee Transfer Agreements.

(b) An "Employee Transfer Agreement" shall mean an Employee Transfer Agreement between ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., or ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, (collectively, the "Employee Transfer Agreements").

(c) An "LTD Recipient" shall mean an Employee or former Employee of a Transferring Employer as defined in the Employee Transfer Agreements.

(d) The "Transfer Assets" shall mean the amount or amounts directed by the Company to be transferred to the Transfer Plans in accordance with the provisions of the Transfer Agreements.

(e) A "Transfer Employee" shall mean an active Employee (including an Employee on military leave, maternity leave, or other approved leaves of absence, short-term disability, and an Employee on layoff with recall rights) whose employment transfers from ALLTEL Illinois, Inc. to GTE South Incorporated, from ALLTEL Indiana, Inc. to Contel of the South, Inc., or from ALLTEL Michigan, Inc. to Contel of the South, Inc., as of the Closing Date.

(f) A "Transfer Plan" shall mean the GTE Telephone Operations Salaried Pension Plan or the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions or such other qualified plan as may be designated by GTE (as GTE is defined in the Employee Transfer Agreements) (collectively, the "Transfer Plans"),

(g) A "Transferring Employer" shall mean ALLTEL Illinois, Inc., ALLTEL Indiana, Inc., or ALLTEL Michigan, Inc., (collectively, the "Transferring Employers").

(h) A "WC Recipient" shall mean an Employee or former Employee of a Transferring Employer as defined in the Employee Transfer Agreements.

15.02 Transfer of Assets and Liabilities

All liabilities for benefits of the Plan existing as of the Closing Date with respect to Transfer Employees shall be transferred from the Plan to one or more of the Transfer Plans, as designated by GTE (as GTE is defined in the Employee Transfer Agreements).

The Company shall direct the Trustee to transfer the Transfer Assets to the trustee(s) or funding agent(s) for the Transfer Plans, in accordance with the provisions of the Employee Transfer Agreements.

15.03 Benefit Payments After the Closing Date but Prior to the Transfer of Assets and Liabilities

If, on or after the Closing Date and before the actual transfer of assets and liabilities for benefits, benefits become payable under the Plan with respect to a Transfer Employee, the benefits shall be paid from the Plan and the assets and liabilities for benefits to be transferred pursuant to Section 15.02 shall be adjusted as provided in the Employee Transfer Agreements.

15.04 Cessation of Participation

Effective as of the Closing Date, each Transfer Employee shall cease to be a Participant in the Plan, and no Transfer Employee or any person claiming under or through any Transfer Employee shall have any benefits or rights under the Plan after the Closing Date (except as provided in Section 15.03).

15.05 Vested Interest of Transfer Employees

The entire benefit of each Transfer Employee shall be transferred to one or more of the Transfer Plans, as designated by GTE (as GTE is defined in the Employee Transfer Agreements), including any benefits in which the Transfer Employee does not have a nonforfeitable interest. The vested interest of each Transfer Employee in the Transfer Plan applicable to him shall be determined under the provisions of the Transfer Plan, but in no event shall such vested interest be less than the Transfer Employee's vested interest under the Plan as of the Closing Date.

15.06 Provisions Regarding LTD Recipients and WC Recipients

An LTD Recipient or WC Recipient shall not be a Transfer Employee on the Closing Date. An LTD Recipient or WC Recipient may, however, become a Transfer Employee, as provided in the Employee Transfer Agreements, and the provisions of this Article XV shall apply to such former LTD Recipient or WC Recipient with the last day of the calendar year that includes the date of the former LTD Recipient's or WC Recipient's commencement of active service with GTE South Incorporated or Contel of the South, Inc. substituted for Closing Date.

15.07 Plan Continuing

The applicable Transfer Plan shall be deemed to be a continuation of the Plan with respect to the Transfer Employees, and the transfer of assets and liabilities to the Transfer Plans shall not be deemed a termination or partial termination of the Plan with respect to the Transfer Employees or otherwise.

15.08 Overriding Provisions

The provisions of this Article XV shall apply notwithstanding any other provisions of the Plan, except Section 12.07, and shall override any conflicting Plan provisions.

ARTICLE XVI
RESERVED

ARTICLE XVII
2001 SPECIAL EARLY RETIREMENT PROVISIONS

17.01 General

This Article XVII provides for certain increased benefits with respect to certain Participants who satisfy the requirements specified in this Article XVII for such increased benefits. Except as otherwise provided in this Article XVII, the provisions of this Article XVII shall apply notwithstanding any other provision of the Plan to the contrary and shall control in the case of any conflict with any other provision of the Plan.

17.02 Eligibility

In order to be eligible for increased benefits pursuant to this Article XVII, a Participant must be listed on Schedule A to this Article XVII.

17.03 Termination of Employment and Other Conditions

In order to receive the increased benefits provided under this Article XVII, a Participant who meets the eligibility requirements of Section 17.02 must satisfy all of the following requirements and conditions:

(a) Such Participant must, on or before February 28, 2001, have made a properly completed final affirmative election of the increased benefits pursuant to this Article XVII on the appropriate form(s) therefor and at the time(s) and in the manner prescribed by the Company.

(b) Such Participant must, on or before March 7, 2001, have entered into a final general release agreement in the form prescribed by the Company at the time(s) and in the manner prescribed by the Company.

(c) Such Participant must satisfy one of the following:

(1) Such Participant must be listed on Schedule B to this Article XVII and must have voluntarily terminated his employment with the Employer (and any other member(s) of the Controlled Group) after December 28, 2000 and before January 29, 2001.

(2) Such Participant must have been involuntarily terminated other than "for cause" from his employment with the Employer (and any other member(s) of the Controlled Group) on or after January 29, 2001 and on or before April 30, 2001. For purposes of the immediately preceding sentence, the following shall apply: A Participant shall be deemed involuntarily terminated if the Participant's employment position is eliminated. A Participant's employment is terminated "for cause" if his employment is terminated for an act of theft, fraud, misuse of company assets, work place violence, threats, distribution or downloading of pornography or hate literature, failure to follow work place rules and policy, or refusal to perform normal assigned duties.

(3) Such Participant must voluntarily terminate his employment with the Employer (and any other member(s) of the Controlled Group) on April 30, 2001 or such earlier date as is approved in writing by the Company's Vice President of Benefits or Vice President of Human Resources.

(d) Such Participant must be alive on May 1, 2001.

17.04 Increased Benefits

Benefits under the Plan of a Participant who both meets the eligibility requirements of Section 17.02 and satisfies the requirements and conditions of Section 17.03 shall be increased in accordance with the following:

(a) The increase in benefits shall be effective beginning as of May 1, 2001. For a Participant who has commenced his Accrued Pension prior to May 1, 2001, the provisions of Article XI shall apply separately with respect to the increase in his Accrued Pension as provided under this Section 17.04. For a Participant who has not commenced his Accrued Pension prior to May 1, 2001, the provisions of Article XI shall apply to his Accrued Pension (including the increase in his Accrued Pension as provided under this Section 17.04). A Participant who is not otherwise vested in his Accrued Pension shall be vested in his Accrued Pension (including the increase in his Accrued Pension as provided under this Section 17.04) (without regard to his completion of any number of Vesting Years of Service). A Participant who is not otherwise eligible to commence payment of his Accrued Pension shall be eligible to commence payment of his Accrued Pension (including the increase in his Accrued Pension as provided under this Section 17.04), beginning as of the first day of any month after April, 2001 (without regard to his age or his completion of any number of Vesting Years of Service).

(b) The amount of such Participant's Accrued Pension shall be increased by an amount equal to one-twelfth (1/12) of the sum of (1) the Participant's "Special Early Retirement Compensation" (as hereinafter defined) multiplied by five percent and (2) the Participant's "Special Early Retirement Compensation" in excess of the Social Security Wage Base as in effect at January 1, 2001 (if any) multiplied by two percent. A Participant's "Special Early Retirement Compensation" shall mean the following: For a Participant who is compensated on a salary basis and is not described in Section 17.03(c)(1), the Participant's annualized base salary in effect on January 29, 2001. For a Participant who is compensated on a salary basis and who is described in Section 17.03(c)(1), the Participant's annualized base salary in effect on the day preceding the Participant's termination of employment with the Employer. For a Participant who is compensated on an hourly basis and who is not described in Section 17.03(c)(1), the Participant's hourly base rate of pay in effect on January 29, 2001 multiplied by 2080. For a Participant who is compensated on an hourly basis and who is described in Section 17.03(c)(1), the Participant's hourly base rate of pay in effect on the day preceding the Participant's termination of employment with the Employer multiplied by 2080.

(c) The Pension of any such Participant whose Pension commences prior to his Normal Retirement Date shall not be reduced for commencement prior to the month following the month in which such Participant would (if he survived) attain age 65. For purposes of the immediately preceding sentence, the Pension of any such Participant shall include any payments pursuant to the provisions of Article XIII of the Plan (including any applicable Appendix to the Plan).

d) If such Participant is less than age 62 on his Pension commencement date, he shall receive a supplemental monthly benefit in the amount of the lesser of $275 per month or the maximum amount permitted as a "social security supplement" under Treasury Regulation Section 1.411(a)-7(c)(4) payable beginning as of his Pension commencement date and continuing through the earliest of the following: (1) the month in which the Participant attains age 62, (2) the month in which the Participant's death occurs or (3) the month in which the Participant receives his 60th supplemental monthly payment.

(e) For purposes of computing the amount of the Qualified Preretirement Survivor Annuity (if any) (as of the date such Qualified Preretirement Survivor Annuity otherwise commences under the Plan) with respect to such a Participant who dies prior to his Pension commencement date and prior to the month following the month in which such Participant would (if he survived) attain age 65, the Pension that would have been payable to the Participant shall not be reduced for commencement prior to the month following the month in which such Participant would (if he survived) attain age 65. For purposes of the foregoing, the Pension of any such Participant shall include any payments pursuant to the provisions of Article XIII of the Plan.

(f) Notwithstanding any other provision of this Article XVII to the contrary, Sections 1.33 and 1.34 and Article XI and the corresponding provisions of any applicable Appendix to the Plan shall be applied based upon such Participant's actual age.

(g) The increased benefits payable pursuant to this Article XVII shall be subject to all generally applicable provisions regarding payment or benefits and conditions and limitations thereon of the Plan and of applicable law.

SCHEDULE A
TO
ARTICLE XVII OF
ALLTEL CORPORATION PENSION PLAN
(JANUARY 1, 2001 RESTATEMENT)

PARTICIPANT'S NAME	PARTICIPANT'S SOCIAL SECURITY NUMBER

This schedule contained a listing of eligible participants and the participants' social security number.

SCHEDULE B
TO
ARTICLE XVII OF
ALLTEL CORPORATION PENSION PLAN
(JANUARY 1, 2001 RESTATEMENT)

PARTICIPANT'S NAME	PARTICIPANT'S SOCIAL SECURITY NUMBER

This schedule contained a listing of eligible participants and the participants' social security number.

ARTICLE XXII

TRANSFER OF BENEFITS WITH RESPECT TO
CERTAIN EMPLOYEES WHOSE EMPLOYMENT TRANSFERS TO
CITIZENS UTILITIES COMPANY OR ONE OF ITS AFFILIATES

22.1 Definitions

For purposes of this Article XXII, the following definitions shall apply:

(a) "Citizens" shall mean Citizens Utilities Company, a Delaware corporation; Citizens Telecommunications Company of Oregon, a Delaware corporation; Citizens Utilities Company of California, a California corporation; and Citizens Utilities Company, a Pennsylvania corporation, individually or collectively, as the context may require.

(b) An "Effective Date" shall mean an Effective Date as defined in an Employee Transfer Agreement.

(c) An "Employee Transfer Agreement" shall mean an Employee Transfer Agreement between ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Navajo Communications Co., Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Mountain State Telephone Company); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to ALLTEL Nevada, Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to NCC Systems, Inc.); ALLTEL Corporation and Citizens Telecommunications Company of Oregon, a Delaware corporation; CP National Corporation and Citizens Utilities Company of California, a California corporation; ALLTEL Tennessee, Inc. and Citizens Utilities Company, a Delaware corporation; and Tuolumne Telephone Company and Citizens Utilities Company, a Pennsylvania corporation; each dated November 28, 1994, (collectively, the "Employee Transfer Agreements").

(d) The "Transfer Assets" shall mean the amount or amounts directed by the Company to be transferred to the Transfer Plans in accordance with the provisions of the Transfer Agreements.

(e) A "Transfer Employee" shall mean an active Employee (including an Employee on military leave, maternity leave, or other approved leaves of absence of 12 months or less, short-term disability, and an Employee on layoff with recall rights) whose employment transfers from a Transferring Employer to Citizens, as of an Effective Date, other than any Employee who, as determined by the Company, has any portion of his benefits under the Plan funded in whole or in part by Group Annuity Contract No. 87 issued by the John Hancock Mutual Life Insurance Company.

(f) A "Transfer Plan" shall mean such one or more qualified plans as may be designated by Citizens.

(g) A "Transferring Employer" shall mean Navajo Communications Co., Inc., Mountain State Telephone Company, ALLTEL Nevada, Inc., NCC Systems, Inc., ALLTEL Oregon, Inc., CP National Corporation, ALLTEL Tennessee, or Tuolumne Telephone Company (collectively, the "Transferring Employers").

22.2 Transfer of Assets and Liabilities

All liabilities for benefits of the Plan existing as of the Closing Date with respect to Transfer Employees shall be transferred from the Plan to one or more of the Transfer Plans, as designated by Citizens.

The Company shall direct the Trustee to transfer the Transfer Assets to the trustee(s) or funding agent(s) for the Transfer Plans, in accordance with the provisions of the Employee Transfer Agreements.

22.3 Benefit Payments After an Effective Date but Prior to the Transfer of Assets and Liabilities

If, on or after an Effective Date and before the actual transfer of assets and liabilities for benefits, benefits become payable under the Plan with respect to a Transfer Employee, the benefits shall be paid from the Plan and the assets and liabilities for benefits to be transferred pursuant to Section 22.2 shall be adjusted as provided in the Employee Transfer Agreements.

22.4 Cessation of Participation

Effective as of the Effective Date applicable to him, a Transfer Employee shall cease to be a Participant in the Plan, and no Transfer Employee or any person claiming under or through any Transfer Employee shall have any benefits or rights under the Plan after the Closing Date (except as provided in Section 22.3).

22.5 Vested Interest of Transfer Employees

The entire benefit of each Transfer Employee shall be transferred to one or more of the Transfer Plans, as designated by Citizens, including any amounts in which the Transfer Employee does not have a nonforfeitable interest. The vested interest of each Transfer Employee in the Transfer Plan applicable to him shall be determined under the provisions of the Transfer Plan, but in no event shall such vested interest be less than the Transfer Employee's vested interest under the Plan as of the Closing Date.

22.6 Plan Continuing

The applicable Transfer Plan shall be deemed to be a continuation of the Plan with respect to the Transfer Employees, and the transfers of assets and liabilities to the Transfer Plans shall not be deemed a termination or partial termination of the Plan with respect to the Transfer Employees or otherwise.

22.7 Overriding Provisions

The provisions of this Article XXII shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.

22.8 Effective Date of Article XXII

This Article XXII is effective as of each Effective Date, as Effective Date is defined in the Employee Transfer Agreements between ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Navajo Communications Co., Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to Mountain State Telephone Company); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to ALLTEL Nevada, Inc.); ALLTEL Corporation and Citizens Utilities Company, a Delaware corporation (with respect to NCC Systems, Inc.); ALLTEL Corporation and Citizens Telecommunications Company of Oregon, a Delaware corporation; CP National Corporation and Citizens Utilities Company of California, a California corporation; ALLTEL Tennessee, Inc. and Citizens Utilities Company, a Delaware corporation; Tuolumne Telephone Company and Citizens Utilities Company, a Pennsylvania corporation; and Citizens Utilities Company, a Pennsylvania corporation; each dated November 28, 1994, but contingent upon consummation (as determined by the Company and communicated in writing to the Committee), of the transactions contemplated by the Employee Transfer Agreements.

ARTICLE XXIII
SPECIAL PROVISIONS AND EFFECTIVE DATES

23.01 Effective Date

This amended and restated Plan is effective as of January 1, 2001, but with respect only to Participants who have a Termination of Employment on or after January 1, 2001, except for the general administrative provisions of the amended and restated Plan and as may otherwise be provided herein.

23.02 Termination or Retirement Prior to January 1, 2001

Except as provided in Sections 11.04 and 12.01 or as required by law, including applicable provisions of the Code, a Participant who has a Termination of Employment under conditions of eligibility for a deferred Pension, who retired, or who attained his normal retirement age (whether or not he retired) prior to January 1, 2001 and who is not credited with one Hour of Service on or after January 1, 2001, or his Beneficiary, shall receive or continue to receive a Pension in accordance with the provisions of the Plan in effect at the date of the Participant's Termination of Employment, retirement or normal retirement age, whichever first occurred. This January 1, 2001 Restatement includes certain provisions that do not have any operative effect because of the foregoing effective date provision, but are included in the Plan solely for (i) historical reference and (ii) review in the IRS determination letter program.

23.03 Tax Reform Act of 1986 Effective Dates

With respect to any change made to the Plan to satisfy the provisions of the Tax Reform Act of 1986 and any subsequent legislation, including any regulations, rulings, or other published guidance, such change shall be effective on the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required because of such provisions.

23.04 GUST Effective Dates

Except as otherwise expressly provided herein, each change made to the Plan by this January 1, 2001 amendment and restatement for the purpose of satisfying a provision of (i) the Uniformed Services Employment and Reemployment Rights Act of 1994, (ii) the Uruguay Round Agreements Act of 1994, (iii) the Small Business Job Protection Act of 1996, (iv) the Taxpayer Relieve Act of 1997, (v) the Internal Revenue Service Restructuring and Reform Act of 1998, (vi) the Community Renewal Tax Relief Act of 2000 (vii) any other change in the Code or ERISA, or (viii) regulations, rulings, or other published guidance issued under the Code, ERISA or the legislative enactments listed in (i)-(vi) above (a "Compliance Amendment"), shall be effective as of the first date such change became required by reason of such provision and shall also be effective with respect to any plan merged (including a transfer of assets and liabilities from any plan subject to Section 414(l) of the Code) into the Plan as of the first date such change became required by reason of such provision (including for periods prior to the merger date to the extent so required), and accordingly, is also an amendment of any plan merged (including a plan from which assets and liabilities were transferred) into the Plan for this purpose. This provision shall be effective to amend any plan merged (including a plan from which assets and liabilities were transferred)into the Plan only with respect to Compliance Amendments, and shall not be construed to expand the definition of "eligible employee," change benefit rates, or otherwise change any substantive provision of any plan merged into the Plan that is not directly affected by a Compliance Amendment prior to the merger date.

23.05 EGTRRA Compliance

This restatement of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This restatement of the Plan is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided in this restatement of the Plan, provisions of this restatement of the Plan implementing EGTRRA shall be effective as of the first Plan Year beginning after December 31, 2001.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on this 28th day of December, 2001.

                                ALLTEL CORPORATION

By:               /s/ Scott T. Ford
        Title:

ALLTEL CORPORATION
PENSION PLAN

(January 1, 2001 Restatement)

VOLUME II

TABLE OF CONTENTS

ALLTEL CORPORATION
PENSION PLAN
(January 1, 2001 Restatement)

PREAMBLE TO VOLUME II

This Volume II of the Plan contains the provisions of Article XIII of the Plan with respect to (i) certain pension and profit-sharing plans that have been or will be merged into the Plan and (ii) special provisions in cases where no prior plan existed and with regard to transfers of employment to and from members of the Controlled Group that are not Employers.

The provisions of all other Articles of the Plan are contained in Volume I.

ARTICLE XIII

EFFECT OF PRIOR PLANS

13.01 General

(a) Certain pension and profit-sharing plans have been or will be merged into this Plan. This Article also may provide special provisions in cases where no prior plan existed and with regard to transfers of employment to and from members of the Controlled Group that are not Employers.

(b) As used in this Article XIII, the following words and phrases shall have the following meanings:

(i) "Prior Plan" means the respective Prior Plan.

(ii) "Effective Date" means the effective date of the merger of the Prior Plan into this Plan.

(iii) "Account" means, for a Prior Plan participant, all or some of the following items, in whole or in part, as applicable:

(A) his "Cash Surrender Values", which means the cash surrender values immediately prior to the Effective Date of any individual life insurance policies in effect on his life;

(B) his "Side Fund", which means his share immediately prior to the Effective Date in any auxiliary or conversion fund or allocated reserve account maintained under the Prior Plan;

(C) his "Account Balance", which means his share immediately prior to the Effective Date in a defined contribution plan; reduced in any event by any employee contributions refunded as of the Effective Date.

(iv) "Minimum Normal Retirement Pension" means the minimum amount of monthly Pension payable upon his Normal Retirement to a Participant who was covered by the Prior Plan immediately prior to the Effective Date, who has remained in continuous employment with the Employer since the Effective Date, and who is eligible for a Normal Retirement Pension under Section 10.01.

(v) "Minimum Early Retirement Pension" means the minimum amount of monthly Pension payable upon his Early Retirement to a Participant who was covered by the Prior Plan immediately prior to the Effective Date, who has remained in continuous employment with the Employer since the Effective Date, and who meets the requirements specified in this Article XIII.

(vi) "Minimum Disability Retirement Pension" means the minimum amount of monthly Pension payable upon his Disability Retirement to a Participant who was covered by the Prior Plan immediately prior to the Effective Date, who has remained in continuous employment with the Employer since the Effective Date, who is eligible for a Disability Retirement Pension under Section 10.03, and who meets any other requirements specified in this Article XIII.

(vii) "Minimum Deferred Vested Pension" means the minimum amount of monthly Pension payable at his Normal Retirement Age to a Participant who was covered by the Prior Plan immediately prior to the Effective Date, who has a Termination of Employment subsequent to the Effective Date, and who meets any other requirements specified in this Article XIII.

(viii) "Minimum Death Benefit" means the lump sum amount payable to the beneficiary of a Participant who was covered by the Prior Plan immediately prior to the Effective Date, who has remained in continuous employment with the Employer since the Effective Date, and who dies while an Employee subsequent to the Effective Date.

(c) Upon Retirement or other Termination of Employment, a Participant who has a vested interest in all or a portion of an Account may elect to take such interest in a lump sum in lieu of any Pension under this Article XIII. Any Pension determined under Article X shall be reduced by the Actuarial Equivalent of such lump sum.

(d) If, upon the death of an Employee, a Qualified Preretirement Survivor Annuity is payable under Article XII, such Qualified Preretirement Surviving Annuity shall be in lieu of any Minimum Death Benefit; provided, however, that, if the Minimum Death Benefit is an Account and not a Pension, the Surviving Spouse may elect to take the Minimum Death Benefit in a lump sum, in which case the amount of the Qualified Preretirement Survivor Annuity will be reduced to the amount that would have been payable under the assumptions of Article XII, with the further assumption that the Participant had, upon his Retirement, taken an amount equal to said Minimum Death Benefit as a lump sum with actuarially equivalent reduction in his Pension as under subsection (c) above.

(e) If a Participant eligible for any Pension under this Plan is entitled to any benefit under a continuing Prior Plan, such Pension shall be reduced by the Actuarial Equivalent of such Prior Plan benefit.

(f) The amount of any Pension determined under any of Section 10.01, 10.02, 10.03, or 10.04 shall be reduced by the life annuity actuarial equivalent of any Employer-purchased Pension payable concurrently, or which would be so paid if proper application were made therefor, under the Prior Plan.

13.02 Effect of Telephone Utilities of Pennsylvania, Inc. Group Pension Plan (Group Annuity Contract No. 778)

(a) Effective Date - July 12, 1979.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - None.

(i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Prior Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Prior Plan had terminated immediately prior to the Effective Date.

(j) Miscellaneous - See APPENDIX A - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF TELEPHONE UTILITIES OF PENNSYLVANIA, INC. AND ITS SUBSIDIARY AND AFFILIATED COMPANIES, which follows immediately hereafter.

APPENDIX A
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
TELEPHONE UTILITIES OF PENNSYLVANIA, INC.
AND
ITS SUBSIDIARY AND AFFILIATED COMPANIES

Effective at the close of business on July 11, 1979, the Telephone Utilities of Pennsylvania, Inc. Group Pension Plan (the "Former Plan") was frozen as to contributions and benefit accruals, but continued by amendment and merger into the Mid-Continent Telephone Corporation Pension Plan (the "Plan"). Commencing July 12, 1979, the benefit accruals to employees of Telephone Utilities of Pennsylvania, Inc. and its Subsidiary and Affiliated Companies ("TUP") who became eligible for the Plan as of that date and requirements as to their benefit eligibility and payment rights with respect to accruals under the Plan and the Former Plan shall be governed by the Plan as modified by this Appendix A.

Notwithstanding any other provision of the Plan, effective January 1, 1982, the following Sections of the Plan are hereby modified as follows with respect to active employees of TUP on July 11, 1979, who were active Participants in the Plan on December 31, 1980:

A. Definition 1.01 is modified as follows:

1.01A "Accrued Pension" means, for a Participant, an amount equal to the sum of (1) and (2) below:

(1) The greater of (A) or (B) below:

(A) His Benefit Percentage multiplied by his Average Monthly Compensation at date of determination; or

(B) $10.00 multiplied by the number of years (and fraction) of Credited Service.

plus

(2) An amount equal to the Participant's "Accrued Benefit" as of July 11, 1979, if any, under the Former Plan, actuarially increased from the modified cash refund form of payment to the life annuity form of payment.

Notwithstanding the preceding sentence, a Participant who had a Termination of Employment with deferred Pension rights, retired, or attained his normal retirement age (whether or not he retired) prior to January 1, 1994 and who is not credited with one Hour of Service on or after January 1, 1994, or his Beneficiary, shall receive or continue to receive a Pension in accordance with the provisions of the Plan in effect at the date of the Participant's Termination of Employment, retirement, or normal retirement age, whichever first occurred.

B. Definition 1.48A is added as follows:

1.48A "Former Plan" means the Telephone Utilities of Pennsylvania, Inc. Group Pension Plan, as amended through July 11, 1979.

C. Section 1.37(g) is modified as follows:

1.37(g)A Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to July 12, 1979: For a Participant as of July 12, 1979 the Participant's period(s) of employment with the Employer prior to July 12, 1979 shall be counted as Vesting Service to the extent that such period(s) were similarly credited under the provisions of the Former Plan.

(ii) Service From and After July 12, 1979: Subject to the Break in Service provisions, an Employee, whether or not a Participant, shall accrue one year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service.

D. Section 1.37(d) is modified as follows:

1.37(d)A Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to July 12, 1979: None.

(ii) Benefit Service From and After July 12, 1979: Subject to the Break in Service provisions, a Participant shall accrue one year of Benefit Service for each calendar year in which he has 2,000 or more Hours of Service, with fractional credit granted in units of 1/12th year for each 166-2/3 Hours of Service completed. No Benefit Service shall be granted for any calendar year in which employment is less than 1,000 Hours of Service except for the calendar year next preceding the date of the Participant's initial participation (or calendar year of return to employment after a Break in Service) and the calendar year of the Participant's Retirement (or other Termination of Employment). The maximum Benefit Service to be accrued for the period July 12, 1979 through December 31, 1979 shall be 0.4694 year.

(b) Benefits under the Plan shall not be accrued during employment which would have excluded an Employee from participation in the Plan because he was not an Eligible Employee; provided, however, that this exclusion from benefit accrual shall not apply to an Employee in a collective bargaining unit not included in this Plan who becomes covered by this Plan, whether or not he is affected by the provisions of Section 10.05 and provided further that the exclusion shall again apply if the Employee is transferred back to such collective bargaining unit, but only as to his benefit accruals subsequent to the date of such latter transfer. In the event a Participant ceases to be an Employee eligible to accrue benefits under the Plan but remains in the employ of the Employer, he shall receive no Benefit Service until he is again in eligible employment.

E. Section 1.37(h) is modified as follows:

1.37(h)A Bridging

Notwithstanding any other provision of this Plan, any former Participant who, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who again was or is employed, shall have years of pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment is at least 5, provided, however, that this Section 1.37(h)A shall not result in the restoration of pre-termination Vesting Years of Service or Benefit Service with respect to any termination which occurred prior to July 12, 1979.

F. Section 10.04-I-A is added as follows:

10.04-I-A Vesting

A Participant with 10 years or more Vesting Years of Service and/or who has attained age 62 who has a Termination of Employment at a time when he is ineligible for any other Pension under the Plan shall be eligible for a Deferred Vested Pension. If a Participant is reemployed as an Employee by the Employer after having qualified for a Deferred Vested Pension in accordance with this Section 10.04-I-A, such Participant shall, in lieu thereof, have reinstated the Benefit Service in effect when such Deferred Vested Pension was acquired.

G. Section 10.02 is modified as follows:

10.02A Early Retirement Pension

The monthly Pension of a Participant eligible for an Early Retirement Pension shall be, at the option of the Participant, either (i) or (ii) as set forth below:

(i) A deferred pension commencing with the month following the month in which such Participant attains his Normal Retirement Age in an amount equal to his Accrued Pension at the time of Early Retirement.

(ii) An immediate pension commencing with any month following the month in which such Participant retired early determined as provided in (i) above, but, with respect to that portion of his Accrued Pension determined in accordance with clause (1) of Definition 1.01A, reduced as provided in Section 10.02, and, with respect to that portion determined in accordance with clause (2) of Definition 1.01A, reduced by five-tenths of one percent (0.5%) for each complete calendar month by which such earlier commencement date precedes the month following the month in which such Participant attains his 65th birthday.

H. Section 10.03 is modified as follows:

10.03A Disability Retirement Pension

The monthly Pension of a Participant eligible for a Disability Retirement Pension under the provisions of Section 10.03 shall be his Accrued Pension at the time of Disability Retirement, provided, however, that the portion of such amount determined in accordance with clause (2) of Definition 1.01A shall be reduced by one-quarter of one percent (0.25%) for each complete calendar month by which his Disability Retirement Pension commencement date precedes the month following the month in which such Participant attains his 65th birthday. The monthly Pension so calculated payable prior to a Participant's Normal Retirement Age shall be reduced by all amounts (other than payments under Title II of the Social Security Act) which such Participant receives or is eligible to receive for any disability under any group insurance contract to which the Employer is a part, and that portion of all amounts which such Participant receives or is eligible to receive, under any federal, state or local legislation which provides for disability benefits, excepting payments specifically allocated as reimbursement for hospital or medical expense, the loss or 100% loss of use of any bodily member, or the loss of industrial vision, which is allocable to any taxes, premiums or other payments therefor made by the Employer, either now or in the future.

I. Section 10.04 is modified by substituting the following (a) and (b) in lieu of (a), (b) and (d) thereof:

10.04A Deferred Pension Upon Termination of Employment

(a) The monthly Pension of a former Participant who has a Termination of Employment and who becomes eligible for a Deferred Vested Pension in accordance with Section 10.04-I-A shall be his Accrued Pension multiplied by a vesting percentage determined in accordance with the table immediately below:

Years of Service	Vesting Percentage
Less than 10 Less than age sixty-two (62) at Termination of Employment	0%
Age sixty-two (62) or more at Termination of Employment	100%
10 or more	100%

Notwithstanding the above, if a Participant is not covered by a collective bargaining agreement and the vesting schedule under Section 10.04(a) would be more favorable for such Participant, then his Accrued Pension shall be multiplied by the vesting schedule stated in Section 10.04(a) in lieu of the vesting schedule set forth above.

Such Pension shall commence with the month following the month in which such former Participant attains his Normal Retirement Age.

(b) A former Participant with 15 or more years of Service may elect (by written application) to commence his Deferred Vested Pension in a reduced amount at any time between the ages of 55 and 65, or a former Participant with less than 15 years of Service, at any time between the ages of 62 and 65, in either of which cases the monthly Pension amount as determined in subsection (a) above shall be reduced by five-tenths of one percent (0.5%) for each complete calendar month by which such earlier commencement date precedes the month following the month in which such Participant attains his Normal Retirement Age.

J. Section 11.03 is modified as follows:

11.03A Deferred Vested Pension

A Deferred Vested Pension shall be payable to an eligible Participant commencing with the first day of the month following his 65th birthday, or, if later, following the month proper application is made therefor (but with payments retroactive to the first day of the month following his 65th birthday), or in the case of Participant with 15 or more years of Service, following any month between the ages of 55 and 65, or in the case of a Participant with less than 15 years of Service, following any month between the ages of 62 and 65, in accordance with his election to receive a reduced amount under the provisions of Section 10.04A, and shall be payable each month thereafter during the life of such Participant. The last payment to the Participant shall be that made at the beginning of the month in which the death of such Participant occurs, except that if the Participant has taken a Qualified Joint and Survivor Annuity as set forth in Section 11.04 and is receiving his Pension, then any payments to him and his surviving spouse shall be as set forth in said Section 11.04.

K. Section 12.01(a) and (b) are modified as follows:

12.01A Death Prior to Pension Commencement

(a) The surviving spouse, if any, of a Participant who dies prior to the commencement of his Pension but after August 23, 1984, and after having become entitled to a vested interest hereunder, whether immediate or deferred, shall be entitled to receive a monthly Qualified Preretirement Survivor Annuity commencing on the Participant's earliest retirement date based on a Pension determined pursuant to Section 10.01, 10.02A or 10.04A, as applicable.

(b) The surviving spouse, if any, of a former Participant who terminated or terminates on or after January 1, 1976, and who dies prior to the commencement of his Pension but after August 23, 1984, and after having become entitled to a vested interest hereunder, whether immediate or deferred, shall be entitled to receive a monthly Qualified Preretirement Survivor Annuity commencing on the Participant's earliest retirement date based on a Pension determined pursuant to Section 10.01, 10.02A, or 10.04A, as applicable.

L. The following Section 6.08A is added to ARTICLE VII:

6.08A Employee Contributions under Former Plan

(a) Each participant in the Former Plan prior to July 12, 1979, contributed to the cost thereof. Such participant's Accumulated Contributions with interest ("ACI") shall be equal to his aggregate contributions with interest to January 1, 1979, together with interest at the rate of 5% per annum from that date, plus his contributions for 1979 (made prior to July 12, 1979), together with interest at the rate of 5% per annum from January 1, 1980, in each case compounded annually to the first of the month of death, termination or retirement, whichever occurs first. Effective January 1, 1988, the interest rate shall change from 5% per annum to 120% of the Federal mid-term rate in effect for the first month of each Plan Year.

(b) Such participant shall have a 100% vested interest in the pension providable by his own contributions. Said pension shall be payable as of his Normal Retirement Date in an annual amount equal to 10% of his ACI further accumulated with interest at the rate of 5% per annum from the date of his Termination of Employment to his Normal Retirement Date. Effective January 1, 1988, the interest rate shall change from 5% per annum to 120% of the Federal mid-term rate in effect for the first month of each Plan Year.

(c) If, upon the death of such participant prior to retirement, no other benefits are payable from the Plan, his ACI shall be paid to his Beneficiary.

(d) Such participant, upon Termination of Employment for any reason, may withdraw his ACI, in which case any other pension to which he may be or become entitled under the Plan shall be reduced by the pension providable by such contributions, as determined under subsection (b) of this Section 6.08A. If, upon the death of a participant prior to retirement, a Qualified Preretirement Survivor Annuity is payable under Article VI, the surviving spouse may withdraw the participant's ACI at any time prior to commencing to receive said Qualified Preretirement Survivor Annuity. In such case the amount of the Qualified Preretirement Survivor Annuity shall be reduced to that amount payable if the participant had withdrawn his ACI on his date of death. A participant shall have no right to withdraw his ACI while continuing to be an active Participant.

(e) If such participant, upon termination other than by death or retirement, withdraws his ACI, is rehired, and resumes participation, he shall have the right to redeposit his ACI with interest at the rate of 5% per annum from date of withdrawal to date of redeposit. In the event of such redeposit, the reduction specified in subsection (d) of this Section 6.08A shall be cancelled. Effective January 1, 1988, the interest rate shall change from 5% per annum to 120% of the Federal mid-term rate in effect for the first month of each Plan Year.

13.03 Effect of Pension Plan of The Newark Telephone Company

(a) Effective Date - October 1, 1980.

(b) Account - None.

(c) Minimum Normal Retirement Pension

(i) One percent (1%) of the Participant's Ten-Year Average Monthly Compensation multiplied by the number of years (and fraction) of his Benefit Service.

(ii) As used in clause (i) of this subsection (c), "Ten-Year Average Monthly Compensation" means one one-hundred-twentieth (1/120th) of the total Current Compensation paid to a Participant by the Employer for the ten (10) complete consecutive calendar years which produce the highest such average, provided, however, that, if a Participant has less than ten (10) complete calendar years of employment, Ten-Year Average Monthly Compensation means the total Current Compensation for all of such calendar years divided by the product of twelve (12) and the number of such calendar years. "Current Compensation" means all remuneration of a Participant from the Employer (or any organization employment with which is counted as service pursuant to the Plan) which constitutes "wages" (as defined in the federal tax law in connection with the withholding of federal income tax at source on wages) as reported to the Participant pursuant to the law and regulations in connection with such income tax withholding (or which would be so reported except for the provisions of Section 105(d) of the Code, as the same has been and may be amended, and regulations relating thereto). For any period during which such withholding is not required, and as to any Participant from whose remuneration such withholding is not required at the time of the payment thereof, "Current Compensation" shall mean all remuneration of a Participant from the Employer which constitutes "wages" as defined in Section 3401 of the Code, assuming in the case of a Participant not subject to such withholding requirements that remuneration paid to him was subject to such withholding requirements.

(iii) For a Participant who, upon his Retirement, has attained the age of 65 and completed 10 Vesting Years of Service, the minimum result of the computation made under clause (i) of this subsection (c) shall be $125.00.

(d) Minimum Early Retirement Pension - For a Participant who, upon his Retirement, has completed 30 Vesting Years of Service, the amount determined in clause (i) of subsection (c) above.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - For a Participant with 10 or more Vesting Years of Service who has a Termination of Employment at a time when he is ineligible for any Pension under the Plan, the accrued benefit under the Prior Plan as of September 30, 1980.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - None.

(i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Prior Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Prior Plan had terminated immediately prior to the Effective Date.

(j) Miscellaneous - See APPENDIX B - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF THE NEWARK TELEPHONE COMPANY, which follows immediately hereafter.

APPENDIX B
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
THE NEWARK TELEPHONE COMPANY

Effective at the close of business on September 30, 1980, the Pension Plan of The Newark Telephone Company (the "Former Plan") was continued by amendment and merger into the Mid-Continent Telephone Corporation Pension Plan (the "Plan").

Notwithstanding any other provision of the Plan, effective January 1, 1982, the following Sections of the Plan are hereby modified as follows with respect to active Participants of the Former Plan on September 30, 1980, who were active Participants of the Plan on December 31, 1980:

A. Definition 1.48B is added as follows:

1.48B "Former Plan" means the Pension Plan of The Newark Telephone Company, as amended through September 30, 1980.

B. Section 9.01 is modified by adding the following paragraph thereto:

9.01B Participation

All Participants of the Former Plan as of September 30, 1980, shall be Participants of the Plan as of October 1, 1980.

C. Section 10.01 is modified by adding the following paragraph thereto:

10.01B Normal Retirement Pension

A Participant who has a Termination of Employment on or after his Normal Retirement Age shall be eligible for a Normal Retirement Pension in an amount as provided in Section 10.01; provided, however, that if such Participant attained the age of 65 prior to January 1, 1976, his Normal Retirement Pension shall be in an amount as provided in subsection (c) of Section 13.03 without regard to Section 10.01.

D. Section 12.01 is modified by adding the following paragraph thereto:

12.01B Death Prior to Pension Commencement

(e) The surviving spouse, if any, of a Participant who dies (i) prior to commencing to receive his Pension and prior to his attainment of age 55, but (ii) after his completion of 30 or more Vesting Years of Service, shall be entitled to receive a monthly Qualified Preretirement Survivor Annuity equal to the greater of (i) a Qualified Preretirement Survivor Annuity determined in accordance with the provisions of Section 12.01, and (ii) a Qualified Preretirement Survivor Annuity based on the assumption that the Participant retired on the date of his death with a Pension determined under the provisions of subsection (d) of Section 13.03.

13.04 Effect of Tygart Valley Telephone Company Pension Plan

(a) Effective Date - January 1, 1981.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - None.

(i) Miscellaneous - See APPENDIX C - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF TYGART VALLEY TELEPHONE COMPANY, which follows immediately hereafter.

APPENDIX C
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
TYGART VALLEY TELEPHONE COMPANY

Effective at the close of business on December 14, 1980, the Tygart Valley Telephone Company Pension Plan (the "Former Plan") was terminated and its assets distributed to the participants therein. Commencing January 1, 1981 the benefit accruals to employees of Tygart Valley Telephone Company ("Tygart Valley") who become eligible for the Mid-Continent Telephone Corporation Pension Plan (the "Plan") as of that date and requirements as to their benefit eligibility and payment rights with respect to accruals under the Plan shall be governed by the Plan as modified by this Appendix C.

Notwithstanding any other provision of the Plan, effective January 1, 1982, the following Sections of the Plan are hereby modified as follows with respect to active employees of Tygart Valley on December 31, 1980:

A. Definition 1.48C is added as follows:

1.48C "Former Plan" means the Tygart Valley Telephone Company Pension Plan as in effect from time to time prior to January 1, 1981.

B. Section 1.37(g) is modified as follows:

1.37(g)C Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 1, 1981: For a Participant as of January 1, 1981 the Participant's period(s) of employment with the Employer subsequent to December 15, 1970 and prior to January 1, 1981 shall be counted as Vesting Service to the extent that such period(s) were similarly credited under the provision of the Former Plan or would have been so credited but for the termination of the Former Plan.

(ii) Service From and After January 1, 1981: Subject to the Break in Service provision, an Employee, whether or not a Participant, shall accrue 1 year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service.

C. Section 1.37(d) is modified as follows:

1.37(d)C Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service in accordance with the following:

(i) Benefit Service Prior to January 1, 1981: None.

(ii) Benefit Service From and After January 1, 1981: Subject to the Break in Service provisions, a Participant shall accrue 1 year of Benefit Service for each calendar year in which he has 2,000 or more Hours of Service, with fractional credit granted in units of 1/12th year for each 166-2/3 Hours of Service completed. No Benefit Service shall be granted for any calendar year in which employment is less than 1,000 hours except for the calendar year next preceding the date of the Participant's initial participation (or calendar year of return to employment after a Break in Service) and the calendar year of the Participant's Retirement (or other termination of employment).

(b) Benefits under the Plan shall not be accrued during employment which would have excluded an Employee from participation in the Plan in accordance with clause (2) of Section 1.17; provided, however, that this exclusion from benefit accrual shall not apply to an Employee in a collective bargaining unit not included in this Plan who becomes covered by this Plan by reason of his transfer to an employment classification included in this Plan, whether or not he is affected by the provisions of Section 10.06, and provided further that the exclusion shall again apply if the Employee is transferred back to such collective bargaining unit, but only as to his benefit accruals subsequent to the date of such latter transfer. In the event a Participant ceases to be an Employee eligible to accrue benefits under the Plan but remains in the employ of the Employer, he shall receive no Benefit Service until he is again in eligible employment.

D. Section 1.37(h) is modified as follows:

1.37(h)C Bridging

Notwithstanding any other provision of this Plan, any former Participant who, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who again was or is employed, shall have years of pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 and Section 10.04, if the number of consecutive years of post-termination employment is at least 5, provided, however, that this Section 1.37(h)C shall not result in the restoration of pre-termination Vesting Service or Benefit Service with respect to any termination which occurred prior to January 1, 1981.

13.05 Effect of The Old Town Telephone System, Incorporated Pension Plan

(a) Effective Date - January 1, 1981.

(b) Account - None.

(c) Minimum Normal Retirement Pension - The Minimum Normal Retirement Pension shall be the Minimum Accrued Pension; namely --

(i) Three-quarters of one percent (0.75%) of the Participant's Monthly Five-Year Average Compensation plus three-quarters of one percent (0.75%) of that portion, if any, of his Monthly Five-Year Average Compensation in excess of four hundred fifty dollars ($450.00), with the sum multiplied by the number of years (and fraction) of his Benefit Service.

(ii) As used in clause (i) of this subsection (c), "Monthly Five-Year Average Compensation" means one-sixtieth (1/60th) of the total Current Compensation paid to a Participant by the Employer for the 5 complete consecutive calendar years prior to his Normal Retirement Date which produce the highest such average, provided, however, that, if a Participant has less than 5 complete calendar years of employment, Monthly Five-Year Average Compensation means the total Current Compensation for all complete calendar years divided by the product of 12 and the number of such calendar years. "Current Compensation" means all remuneration of a Participant from the Employer (or any organization employment with which is counted as service pursuant to the Plan) which constitutes "wages" (as defined in the federal income tax law in connection with the withholding of federal income tax at source on wages) as reported to the Participant pursuant to the law and regulations in connection with such income tax withholding (or which would be so reported except for the provisions of Section 105(d) of the Code, as the same has been and may be amended, and regulations relating thereto). For any period during which such withholding is not required, and as to any Participant from whose remuneration such withholding is not required at the time of the payment thereof, "Current Compensation" shall mean all remuneration of a Participant from the Employer which constitutes "wages" as defined in Section 3401 of the Code, assuming in the case of a Participant not subject to such withholding requirements that remuneration paid to him was subject to such withholding requirements.

For this purpose of this Section 13.05 "Accrued Pension" shall mean the greater of the Accrued Pension of Section 1.01 and the Minimum Accrued Pension of this subsection (c) each calculated as of date of determination.

(d) Minimum Early Retirement Pension - For a Participant who, upon his Retirement, has attained age fifty-five (55) and completed ten (10) Vesting Years of Service, his Accrued Pension at date of early retirement reduced by five-ninths of one percent (5/9%) for each complete calendar month up to sixty (60) such months, and by five-eighteenths of one percent (5/18%) for each complete calendar month in excess of sixty (60) months, by which his Early Retirement Pension commencement date precedes the month following the month in which such Participant attains his sixty-fifth (65th) birthday.

(e) Minimum Disability Retirement Pension - For a Participant who, upon his Disability Retirement, has attained age 45 and completed 10 Vesting Years of Service, a monthly amount calculated in accordance with subsection (d) above.

(f) Minimum Deferred Vested Pension - For a Participant with 10 or more Vesting Years of Service who has a Termination of Employment at a time when he is ineligible for any Pension under the Plan, his Accrued Pension at date of termination. Said Pension shall commence at Normal Retirement Age in the full amount, or, subject to the Participant's election, at any time after his attainment of age 55 in a reduced amount calculated in accordance with subsection (d) above.

(g) Minimum Death Benefit - The surviving spouse, if any, of a Participant who dies prior to commencing to receive his Pension but after (i) his Normal Retirement Age, or (ii) his attainment of age 55 with 10 or more Vesting Years of Service, shall be entitled to receive a monthly Qualified Preretirement Survivor Annuity based on the assumption that the Participant retired on the date of his death with a Pension determined under the provisions of subsection (c), (d), or (f) above, as applicable.

(h) Prior Plan Offset - None.

(i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Prior Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Prior Plan had terminated immediately prior to the Effective Date.

(j) Miscellaneous - See APPENDIX D - SPECIAL PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE OLD TOWN TELEPHONE SYSTEM, INCORPORATED PENSION PLAN, which follows immediately hereafter.

APPENDIX D
SPECIAL PROVISIONS APPLICABLE TO FORMER PARTICIPANTS
IN
THE OLD TOWN TELEPHONE SYSTEM, INCORPORATED
PENSION PLAN

Effective at the close of business on December 31, 1980, The Old Town Telephone System, Incorporated Pension Plan (the "Former Plan") was continued by amendment and merger into the Plan.

Notwithstanding any other provision of the Plan, effective January 1, 1982, the following Sections of the Plan are hereby modified as follows with respect to active Participants of the former Plan on December 31, 1980:

A. Definition 1.48D is added as follows:

1.48D "Former Plan" means The Old Town Telephone System, Incorporated Pension Plan, as amended through December 31, 1980.

B. Section 11.05(a) is modified by adding the following (a)(6) thereto:

11.05D Optional Forms of Pension

(a)(6) Option LS: A lump sum settlement, the amount of which shall not be less than a lump sum settlement determined by applying the 1951 Basic Annuity Table projected to 1965 by Scale C, with five-year setback for females and interest at 5% per annum, to that portion of the Pension accrued as of December 31, 1980, under the Former Plan.

13.06 Effect of Leeds Telephone Company Pension Plan

(a) Effective Date - May 31, 1983.

(b) Account - None.

(c) Minimum Normal Retirement Pension - The Minimum Normal Retirement Pension shall be the Minimum Accrued Pension: namely -

(i) Thirty and eight-tenths percent (30.8%) of the Participant's Monthly Pension Base Pay multiplied by a fraction the numerator of which is the actual number of years (and fraction) of Benefit Service at date of determination and the denominator of which is said numerator plus the number of years (and fraction), if any, from date of determination to the LPNRD.

(ii) As used in clause (i) of this section (c) --

(A) "Participant" means an active employee of Leeds Telephone Company, Inc. on May 30, 1983, who, on such date, was covered by a collective bargaining agreement and had completed at least one (1) year of employment.

(B) "LPNRD" or "Leeds Plan Normal Retirement Date" means the May 31st coincident with or next following a Participant's sixty-fifth (65th) birthday.

(C) "Monthly Pension Base Pay" means a Participant's monthly rate of basic compensation in effect on the earlier of the May 31st five (5) years prior to the Participant's LPNRD and the May 31st coincident with or next preceding the date of determination.

(iii) If a Minimum Accrued Pension commences prior to a Participant's LPNRD, it shall be reduced by five-tenths of one percent (0.5%) for each complete calendar month by which the date of such earlier commencement precedes the month following the month in which such Participant attains his LPNRD.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - The Minimum Accrued Pension.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - None.

(i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Prior Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Prior Plan had terminated immediately prior to the Effective Date.

(j) Miscellaneous - See APPENDIX E - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF LEEDS TELEPHONE COMPANY, INC., which follows immediately hereafter.

APPENDIX E
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
LEEDS TELEPHONE COMPANY, INC.

Effective at close of business on May 30, 1983, the Leeds Telephone Company Pension Plan (the "Former Plan") was continued by amendment and merger into the Plan.

Notwithstanding any other provision of the Plan, effective May 31, 1983, (i) Section 10.05 of the Plan and (ii) the balance of the following Sections of the Plan, respectively, are hereby modified as follows (i) with respect to participants of the Former Plan who transferred, had a Termination of Employment with deferred Pension rights or retired prior to May 31, 1983, and (ii) with respect to active employees of Leeds Telephone Company on May 30, 1983, who, on such date, were covered by a collective bargaining agreement and had completed at least one (1) year of employment:

A. Definition 1.48E is added as follows:

1.48E "Former Plan" means the Leeds Telephone Company Pension Plan, as amended through May 30, 1983.

B. Section 1.37(g) is modified as follows:

1.37(g)E Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to June 1, 1983: An Employee's period(s) of employment with the Employer prior to June 1, 1983 shall be counted as Vesting Service to the extent that such period(s) were similarly credited under the provisions of the Former Plan, provided, however, that the amount of such Vesting Service credit shall not be less than the number of completed years of employment prior to June 1, 1983, to a maximum of 3 such years, plus the number of completed months of employment from date of hire to the next following June 1st:

(ii) Service From and After June 1, 1983: Subject to the Break in Service provisions, an Employee, whether or not a Participant, shall accrue one year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service.

C. Section 1.37(d) is modified as follows:

1.37(d)E Benefit Service

(1) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to June 1, 1983: An Employee's period(s) of employment with the Employer prior to June 1, 1983 shall be counted as Benefit Service to the extent that such period(s) were similarly credited under the provisions of the Former Plan, provided, however, that the amount of such Benefit Service shall not be less than the number of completed years of employment prior to June 1, 1983, to a maximum of three (3) such years, plus the number of completed months of employment from date of hire to the next following June 1st.

(ii) Benefit Service From and After June 1, 1983: Subject to the Break in Service provisions, a Participant shall accrue one year of Benefit Service for each calendar year in which he has 2,000 or more Hours of Service, with fractional credit granted in units of 1/12th year for each 166-2/3 Hours of Service completed. No Benefit Service shall be granted for any calendar year in which employment is less than 1,000 Hours of Service except for the calendar year next preceding the date of the Participant's initial participation (or calendar year of return to employment after a Break in Service) and the calendar year of the Participant's Retirement (or other Termination of Employment). The maximum Benefit Service to be accrued for the period June 1, 1983 through December 31, 1983 shall be 0.5833 year.

(2) Benefits under the Plan shall not be accrued during employment which would have excluded an Employee from participation in the Plan in accordance with clause (2) of Section 1.17; provided, however, that this exclusion from benefit accrual shall not apply to an Employee in a collective bargaining unit not included in this Plan who becomes covered by this Plan, whether or not he is affected by the provisions of Section 4.07, and provided further that the exclusion shall again apply if the employee is transferred back to such collective bargaining unit, but only as to his benefit accruals subsequent to the date of such latter transfer. In the event a Participant ceases to be an Employee eligible to accrue benefits under the Plan but remains in the employ of the Employer, he shall receive no Benefit Service until he is again in eligible employment.

D. Section 16.02 is modified as follows:

16.02E Transfer, Termination or Retirement Prior to May 31, 1983

Except as provided in Sections 11.04 and 12.01, a participant in the Former Plan who, prior to May 31, 1983, transferred to an employment classification not covered by the Former Plan, had a Termination of Employment with deferred Pension rights, or retired under the provisions of the Former Plan, or his Beneficiary, shall receive or continue to receive a Pension in accordance with the provisions of the Former Plan as in effect at the date of the participant's transfer, Termination of Employment, or retirement.

E. The following Section 6.08E is added to Article VI:

7.05E Employee Contributions under Former Plan

(a) Each participant in the Former Plan prior to May 31, 1983, who had completed 4 or more years of employment contributed to the cost thereof. Such participant's Accumulated Contributions with interest ("ACI") shall be equal to his aggregate contributions with interest to May 31, 1983, together with interest at the rate of 5% per annum from that date compounded annually to the first of the month of death, termination or retirement, whichever comes first, but not beyond the May 31st coincident with or next following the participant's 65th birthday. Effective January 1, 1988, the interest rate shall change from 5% per annum to 120% of the Federal mid-term rate in effect for the first month of each Plan Year.

(b) Such participant shall have a 100% vested interest in the pension providable by his own contributions. Said pension shall be payable as of the May 31st coincident with or next following the participant's 65th birthday in an annual amount equal to 10% of his ACI further accumulated with interest at the rate of 5% per annum from date of termination to such May 31st. Effective January 1, 1988, the interest rate shall change from 5% per annum to 120% of the Federal mid-term rate in effect for the first month of each Plan Year.

(c) If, upon the death of such participant prior to retirement, no other benefits are payable from the Plan, his ACI shall be paid to his Beneficiary.

(d) Such participant, upon Termination of Employment for any reason other than death, may withdraw his ACI, in which case any other pension to which he may be or becomes entitled under the Plan shall be reduced by the lesser of (i) the pension providable by such contributions, as determined under subsection (b) of this Section 6.08E and (ii) the Minimum Accrued Pension as of May 30, 1983 per subsection (c) of Section 13.06. If upon the death of a participant prior to retirement a Qualified Preretirement Survivor Annuity is payable under Article XII, the surviving spouse may withdraw the participant's ACI at any time prior to commencing to receive said Qualified Preretirement Survivor Annuity. In such case, the amount of the Qualified Preretirement Survivor Annuity shall be reduced to that amount payable if the participant had withdrawn his ACI on his date of death. Such participant shall have no right to withdraw his ACI while continuing to be an active Participant.

(e) If such participant, upon termination other than by death or retirement, withdraws his ACI, is rehired, and resumes participation, he shall have the right to redeposit his ACI with interest at the rate of 5% per annum from date of withdrawal to date of redeposit. In the event of such redeposit, the reduction specified in subsection (d) of this Section 6.08E shall be cancelled. Effective January 1, 1988, the interest rate shall change from 5% per annum to 120% of the Federal mid-term rate in effect for the first month of each Plan Year.

13.07 Effect of Allied Telephone Company Profit Sharing Plan

(a) Effective Date - November 1, 1983.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - None.

(i) Miscellaneous - See APPENDIX F - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF ALLIED TELEPHONE COMPANY, which follows immediately hereafter.

APPENDIX F
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
ALLIED TELEPHONE COMPANY

Effective at the close of business on October 31, 1983, contributions to the Allied Telephone Company Profit Sharing Plan (the "Former Plan") ceased although the Plan is continuing to operate according to its terms. Commencing November 1, 1983, benefits to employees of Allied Telephone Company ("Allied") who become eligible for the Plan as of that date, and requirements as of their eligibility and payment rights with respect to benefits under the Plan, shall be governed by the Plan as modified by this Appendix F.

Notwithstanding any other provision of the Plan, effective November 1, 1983, the following Sections of the Plan are modified as follows with respect to active employees of Allied on October 31, 1983:

A. Section 1.09 is modified as follows:

1.09F "Benefit Percentage" means, for a Participant, a percentage determined as the sum of --

(i) One percent (1.00%) multiplied by the number of years (and fraction) of his Benefit Service; plus

(ii) One-quarter of one percent (0.25%) multiplied by the number of years (and fraction) of his Benefit Service, not to exceed ten (10) years, accrued after the month in which occurred his fifty-fifth (55th) birthday; plus

(iii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1981; plus

(iv) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1982; plus

(v) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1983; plus

(vi) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1984; plus

(vii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1985; plus

(viii) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1986; plus

(ix) Five-hundredths of one percent (0.05%) multiplied by the number of years (and fraction) of his Benefit Service accrued after 1987; provided, however, that the Benefit Percentage based on Benefit Service accrued prior to 1984 shall be multiplied by two-thirds (2/3rds).

B. Definition 1.01 is modified as follows:

1.01F "Accrued Pension" means, for a Participant, an amount equal to the greater of (i) and (ii) below:

(i) His Benefit Percentage multiplied by his Average Monthly Compensation at Date of determination; and

(ii) $10.00 multiplied by the sum of --

(A) Two-thirds (2/3rds) of the number of years (and fraction) of Benefit Service accrued prior to 1984, plus

(B) The number of years (and fraction) of Benefit Service accrued after 1983.

Notwithstanding the preceding sentence, a Participant who had a Termination of Employment with deferred Pension rights, retired, or attained his normal retirement age (whether or not he retired) prior to January 1, 1994 and who is not credited with one Hour of Service on or after January 1, 1994, or his Beneficiary, shall receive or continue to receive a Pension in accordance with the provisions of the Plan as in effect at the date of the Participant's Termination of Employment, retirement, or normal retirement age, whichever first occurred.

C. Definition 1.48F is added as follows:

1.48F "Former Plan" means the Allied Telephone Company Profit Sharing Plan.

D. Section 9.01 is modified by adding the following paragraph thereto:

9.01F Participation

Any Employee as of November 1, 1983 who has completed a 12-month period ending prior to said date with not less than 1,000 Hours of Service (and who is otherwise eligible for participation) shall become a Participant as of November 1, 1983.

E. Section 1.37(g) is modified as follows:

1.37(g)F Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) As applicable, no Vesting Service shall be accrued with respect to employment prior to the date of acquisition of Employer by Allied Telephone Company.

(ii) Subject to the foregoing clause (i) and the Break in Service provisions, an Employee, whether or not a Participant, shall accrue one year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service.

F. Section 1.37(d) is modified as follows:

1.37(d)F Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) As applicable, no Benefit Service shall be accrued with respect to employment prior to the date of acquisition of Employer by Allied Telephone Company.

(ii) Subject to the foregoing clause (i) and the Break in Service provisions, a Participant shall accrue one year of Benefit Service for each calendar year in which he has 2,000 or more Hours of Service, with fractional credit granted in units of 1/12th year for each 166-2/3 Hours of Service completed. No Benefit Service shall be granted for any calendar year in which less than 1,000 Hours of Service were completed except for the calendar year next preceding the date of the Participant's initial participation (or calendar year of return to employment after a Break in Service) and the calendar year of the Participant's Retirement (or other Termination of Employment).

(b) Benefits under the Plan shall not be accrued during employment which would have excluded an Employee from participation in the Plan in accordance with clause (2) of Section 1.17; provided, however, that this exclusion from benefit accrual shall not apply to an Employee in a collective bargaining unit not included in this Plan who becomes covered by this Plan by reason of his transfer to an employment classification included in this Plan, whether or not he is affected by the provisions of Section 10.06, and provided further that the exclusion shall again apply if the Employee is transferred back to such collective bargaining unit, but only as to his benefit accruals subsequent to the date of such latter transfer. In the event a Participant ceases to be an Employee eligible to accrue benefits under the Plan but remains in the employ of the Employer, he shall receive no Benefit Service until he is again in eligible employment.

G. Section 1.37(h) is modified as follows:

1.37(h)F Bridging

Notwithstanding any other provision of this Plan, any former Participant who, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who again was or is employed, shall have years of pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment is at least 5, provided, however, that this subsection 1.37(h)F shall not result in the restoration of pre-termination Service or Benefit Service with respect to any termination which occurred prior to November 1, 1983.

H. Section 11.05 is modified by adding the following subsections (a)(6), (f) and (g) thereto:

11.05F Optional Forms of Pension

(a)(6) Option F: A level Pension payable to the participant for 120 months. In the event the Participant dies before receiving 120 monthly payments, the said monthly payments remaining unpaid at his death shall be payable to his designated beneficiary for the remainder of the 120 month period.

(f) The surviving spouse of a Participant entitled to receive a monthly Qualified Preretirement Survivor Annuity may elect to receive said Qualified Preretirement Survivor Annuity under the terms of Option F. The election by a surviving spouse of Option F must be made in writing to the Plan Administrator on or prior to the commencement of the Qualified Preretirement Survivor Annuity.

(g) Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995: Option F may be elected only by a participant of the Former Plan or a surviving spouse thereof eligible for a Pension in accordance with Section 12.01. Actuarial equivalence for Option F shall be determined by applying the definition of Actuarial Equivalent applicable under paragraph (i) of subsection (a) of Section 1.03.

13.08 Effect of the Heins Retirement Plan

(a) Effective Date - January 1, 1987

(b) Account - None.

(c) Minimum Normal Retirement Pension - The Minimum Normal Retirement Pension shall be the Minimum Accrued Pension; namely --

(i) Sixty percent (60%) of the Participant's Final Average Compensation less sixty percent (60%) of his Primary Social Security Amount, with the difference multiplied by the ratio, not in excess of one (1), that the number of his years (and fraction) of Benefit Service bears to fifteen (15) years.

(ii) As used in clause (i) of this subsection (c), "Benefit Service" means the sum of (A) and (B), as follows:

(A) For employment prior to January 1, 1987, a Participant's Benefit Service under the Former Plan as of December 31, 1986.

(B) For employment on and after January 1, 1987, a Participant's Benefit Service under the Plan granted after December 31, 1986.

(iii) As used in clause (i) of this subsection (c), "Final Average Compensation" means one-sixtieth (1/60th) of the Compensation of a Participant during the 5 consecutive Plan Years producing the highest such average within the last 10 Plan Years of employment ending with the Plan Year containing his Normal Retirement Age. If total employment is less than 5 consecutive Plan Years, the Compensation for the total number of Plan Years of employment shall be used with the sum divided by the product of 12 and the number of such years. For this purpose, if a Participant is not employed for an entire Plan Year, his Compensation for the Plan Year shall be annualized for that Plan Year.

(iv) As used in clause (i) of this subsection (c), "Primary Social Security Amount" means an amount equal to the monthly Social Security old-age benefit to which a Participant is or would be entitled at age 65. Such amount shall be determined under the provisions of the Social Security Act in effect on the January 1 immediately preceding his Termination of Employment, Retirement, or Normal Retirement Age, whichever first occurs. If a Participant has a Termination of Employment or retires before age 65, the Primary Social Security Amount shall be estimated as follows: (A) it shall be assumed that such Participant will have no additional compensation following the date of his Retirement or other Termination of Employment, whichever is applicable, until age 65; and (B) it is assumed that such Participant's past earnings increased by 6% each Plan Year until the Plan Year in which Compensation from the Employer is used. Compensation from the Employer shall be used for the 5 Plan Years preceding the Participant's Termination of Employment, unless the Participant was not employed by the Employer for all such years; in which case, only Compensation for years in which the Participant was employed by the Employer will be used. The preceding notwithstanding, a Participant shall have the right to submit proof of his actual past earnings to the Plan Administrator. If the proof of his actual past earnings is acceptable to the Plan Administrator, the actual past earnings shall be used instead of the estimated past earnings in estimating the Primary Social Security Amount. A Participant's earnings history, as supplied by the Social Security Administration to the Participant, shall be acceptable proof for this purpose; provided that, if a Participant does not submit acceptable proof of his actual past earnings to the Plan Administrator within ninety (90) days of the later of the date the Participant has a Termination of Employment and the date when the Participant is notified of his benefits under the Plan, then the Participant's past earnings will be estimated as specified above. On Termination of Employment for any reason, a Participant shall be given a notice explaining the way in which the Primary Social Security Amount is calculated. The notice shall also inform the Participant of the circumstances in which his past earnings will be estimated for this purpose, of his right to submit his actual past earnings for this purpose, and of the availability of his actual earnings history from the Social Security Administration on request.

(v) As used in clauses (iii) and (iv) of this subsection (c), "Compensation" means the total salary or wages of a Participant that constitute wages subject to tax under Section 3101(a) of the Code without applying the dollar limitation of Section 3121(a) of the Code, but excludes commissions, automobile allowances, the cost of any term life insurance provided, Employer contributions to a retirement plan or similar employee benefit program, and salary and wages paid after a Participant's Normal Retirement Age; provided, however, that Compensation for Plan Years after 1986 shall be the Compensation for 1986.

For the purpose of this Section 13.08 "Accrued Pension" shall mean the greater of the Accrued Pension of Section 1.01 and the Minimum Accrued Pension of this subsection (c), each calculated as of date of determination.

(d) Minimum Early Retirement Pension - For a Participant who, upon his Retirement, has attained age fifty-five (55) and completed ten (10) Vesting Years of Service, his accrued Pension at date of early retirement reduced by five-ninths of one percent (5/9%) for each complete calendar month up to sixty (60) such months, and by five-eighteenths of one percent (5/18%) for each complete calendar month in excess of sixty (60) months, by which his Early Retirement pension commencement date precedes the month following the month in which such Participant attains his sixty-fifth (65th) birthday.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - For a Participant with 10 or more Vesting Years of Service who has a Termination of Employment at a time when he is ineligible for any Pension under the Plan, his Accrued Pension at date of termination. Said Pension shall commence at Normal Retirement Date in the full amount, or, subject to the Participant's election, at any time after his attainment of age 55 in a reduced amount calculated in accordance with subsection (d) above.

(g) Minimum Death Benefit - The surviving spouse, if any, of a Participant who dies prior to the commencement of his Pension but after having become entitled to a vested interest hereunder, whether immediate or deferred, shall be entitled to receive a monthly Qualified Preretirement Survivor Annuity commencing on the Participant's Earliest Retirement Date (ERD) with the amount of such Pension based on the assumption that the Participant retired on his ERD with a Pension determined under the provisions of subsection (c), (d), or (f) above, as applicable.

(h) Prior Plan Offset - None.

(i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of the Plan, in the event of the termination of the Plan, each participant of the Prior Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Prior Plan had terminated immediately prior to the Effective Date.

(j) Miscellaneous - See APPENDIX G - SPECIAL PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE HEINS RETIREMENT PLAN, which follows immediately hereafter.

APPENDIX G
SPECIAL PROVISIONS APPLICABLE TO FORMER PARTICIPANTS
IN THE
HEINS RETIREMENT PLAN

Effective at the close of business on December 31, 1986, the Heins Retirement Plan (the "Former Plan") was continued by amendment into the Plan.

Notwithstanding any other provision of the Plan, effective January 1, 1987, the following Sections of the Plan are hereby modified as follows with respect to Participants of the Former Plan on December 31, 1986:

A. Definition 1.48G is added as follows:

1.48G "Former Plan" means the Heins Retirement Plan, as amended through December 31, 1986.

B. Section 1.37(h) is modified as follows:

1.37(h)G Bridging

Notwithstanding any other provision of this Plan, any former Participant who, irrespective of the date of his termination under this Plan including any prior provision hereof, and who again was or is employed, shall have pre-termination Vesting Years of Service and years of Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment is at least five (5), provided, however, that this Section 1.37(h)G shall not result in the restoration of pre-termination Vesting Years of Vesting Service or Benefit Service with respect to any termination which occurred prior to January 1, 1987.

C. Section 16.02 is modified as follows:

16.02G Termination or Retirement Prior to January 1, 1987

A Participant who had a Termination of Employment with deferred Pension rights or retired prior to January 1, 1987, and who is not credited with one Hour of Service on or after January 1, 1988, or his Beneficiary, shall receive or continue to receive a Pension in accordance with the provisions of the Former Plan as in effect at the date of the Participant's termination of employment or retirement, whichever first occurred. Notwithstanding any other provision of this Plan, a Participant who attained his normal retirement age prior to January 1, 1987, but who did not retire and who is not credited with one Hour of Service on or after January 1, 1988, shall receive a Pension in accordance with the terms of the Former Plan as of December 31, 1986, provided that there shall be no actuarial increase for any delay in retirement beyond December 31, 1986.

13.09 Effect of Retirement Plan for Employees of CP National Corporation

(a) Effective Date - January 1, 1990.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - None.

(i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Prior Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Prior Plan had terminated immediately prior to the Effective Date.

(j) Miscellaneous - See APPENDICES H and I - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF CP NATIONAL CORPORATION AND ITS SUBSIDIARIES, which appendices follow immediately hereafter.

APPENDIX H
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
CP NATIONAL CORPORATION AND ITS SUBSIDIARIES

Effective as of the close of business on December 31, 1989, the Retirement Plan for Employees of CP National Corporation (the "Former Plan") was continued by amendment and merger into the Plan. Thereafter, the provisions of the Plan shall govern the interests of participants, former participants, beneficiaries, contingent annuitants or any other person or entity claiming any right or interest under the Former Plan.

Notwithstanding any other provision of the Plan, effective January 1, 1990, the Plan is modified as set forth below with respect to any employee who is in employment of the Controlled Group covered under the Plan on or after January 1, 1990 and who prior to January 1, 1990 accrued "Service" under the Former Plan by reason of employment with CP National Corporation or its subsidiaries ("CP National"), other than an employee covered by a collective bargaining agreement providing for coverage under the Former Plan. For a Former Plan participant who died, became "totally and permanently disabled" or who had a Termination of Employment prior to January 1, 1990, the provisions of the Former Plan in effect at the date of the participant's death, the date the participant became totally and permanently disabled, or when the participant had a Termination of Employment shall govern the rights and interests of the participant, his beneficiaries and contingent annuitants and any other person or entity claiming any right or interest through the participant's participation in the Former Plan, except as otherwise required by law, or if the Former Plan participant is reemployed in employment of the Controlled Group on or after January 1, 1990 other than in employment covered by a collective bargaining agreement providing for coverage under the Former Plan or Appendix I to Section 13.09 of the Plan, in which case the Plan as modified as set forth below shall apply to such Former Plan participant and if such Former Plan participant accrued benefits under the Former Plan provisions subsequent to December 31, 1989 by reason of being "totally and permanently disabled," the provisions of the Plan as modified as set forth below shall be applied to such Former Plan participant by substituting for "December 31, 1989" or "January 1, 1990" (respectively and where relevant) the date on which such Former Plan participant ceased to accrue such benefits or the immediately following day, respectively.

For purposes of applying the provisions of this Appendix H, whenever reference herein is made to Appendix I to this Section 13.09, "Retirement Benefit" shall be replaced by "CP National Benefit" each place in which it appears and any other defined terms in Appendix I to this Section 13.09 shall be given the meaning otherwise given to those terms in Appendix I to this Section 13.09.

For purposes of this Appendix H, a Participant shall be fully vested in his "CP National Benefit," as defined herein.

A. Section 1.01 is modified as follows:

1.01H "Accrued Pension" for a Participant means (except as otherwise provided herein) an amount equal to the sum of (1) and (2) below:

(1) An amount equal to the Participant's Accrued Pension under Section 1.01 without regard to this subsection 1.01H.

plus

(2) An amount equal to the Participant's "Retirement Benefit" that has accrued at the close of business on December 31, 1989 under the Former Plan (the "CP National Benefit"), if any.

B. Section 1.03 is modified as follows:

1.03H "Actuarial Equivalent" means with respect to any determination of actuarial equivalence required by the provisions of the Plan involving the CP National Benefit shall be made on the basis of (a) the UP-1984 Mortality Table and (b) an interest rate of eight percent (8%) per annum, except the amount payable under any optional form of payment described in Section 11.05H shall be calculated using the conversion factors prescribed by Table A of Appendix I to this Section 13.09; provided, however, that the portion of the CP National Benefit accrued to November 12, 1984 by any Participant shall in no event be reduced as the result of the use of such conversion factors.

C. Section 1.25 is modified as follows:

1.25H Normal Retirement Date

(a) For an Employee whose period of Service commences not later than the first day of the calendar month immediately following his sixtieth (60th) birthday, the last day of the month in which occurs such Employee's sixty-fifth (65th) birthday;

(b) For an Employee who was born on the first day of the month, the first day of the month that occurs on the date he attains age 65.

(c) For an Employee who was hired after attaining age 60, the last day of the month (the first day of the month for Employees who were born on the first day of the month) in which occurs such Employee's sixty-fifth (65th) birthday.

D. Section 1.48H is added as follows:

1.48H "Former Plan" means the Retirement Plan for Employees of CP National Corporation, as amended through December 31, 1989.

E. Section 1.37(g) is modified as follows:

1.37(g)H Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 1, 1990: For a Participant as of January 1, 1990, the Participant's period(s) of employment with the Employer prior to January 1, 1990, shall be counted as Vesting Service to the extent of the number of whole 1-year periods of service that were similarly credited under the provisions of the Former Plan.

(ii) Service From and After January 1, 1990: Subject to the Break in Service provisions, an Employee, whether or not a Participant, shall accrue one year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service. For all purposes except for determining eligibility for Early Retirement Pension under Section 10.02 or Disability Retirement Pension under Section 10.03, in determining such Vesting Service for the computation period which includes January 1, 1990, the Participant shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Participant as of January 1, 1990, under the provisions of the Former Plan, determined by crediting the Participant with 190 Hours of Service for each 1/12th of a fractional year of service. Only for purposes of determining eligibility for Early Retirement Pension under Section 10.02 and Disability Retirement Pension under Section 10.03, in determining such Vesting Service for the computation period in which the Participant has a Termination of Employment, the Participant shall receive credit, for a number of Hours of Service with respect to any fractional part of a year of service credited to the Participant as of January 1, 1990, under the provisions of the Former Plan, determined by crediting the Participant with 190 Hours of Service for each 1/12th of a fractional year of service.

(iii) Notwithstanding the provisions of part (ii), a Participant shall not be credited with less years of Vesting Service for service from and after January 1, 1990 than under the method for determining vesting service under the Former Plan.

(iv) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service or Vesting Years of Service under the Plan and the Former Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

F. Section 1.37(d) is modified as follows:

1.37(d)H Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 1, 1990: None.

(ii) Benefit Service From and After January 1, 1990: In accordance with the provisions of Section 1.37(d).

G. Section 1.37(h) is modified as follows:

1.37(h)H Bridging

Notwithstanding any other provision of this Plan, any former Participant who, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who again was or is employed, shall have years of pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment is at least 5; provided, however, that this Section 1.37(h)H shall not result in the restoration of any pre-termination service with respect to any termination which occurred prior to January 1, 1990.

H. Section 1.37(f) is modified as follows:

1.37(f)H Eligibility Year of Service

Each Eligibility Computation Period during which an Employee has completed a Year of Service. An Employee's initial Eligibility Computation Period is the twelve-month period beginning with his Employment Commencement Date. His subsequent Eligibility Computation Periods shall be the Plan Years, including as the first such subsequent Eligibility Computation Period the Plan Year in which the first Eligibility Computation Period ends.

In determining such Eligibility Years of Service for the Eligibility Computation Period which includes January 1, 1990, the Employee shall receive credit, for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of January 1, 1990, under the provisions of the Former Plan, determined by crediting the Employee with 190 Hours of Service for each 1/12th of a fractional year of service. Notwithstanding any other provision of this Section 1.37(f)H, an Employee shall not be credited with less Eligibility Years of Service for service in the Employee's initial Eligibility Computation Period than under the method for determining eligibility service under the Former Plan.

I. Section 10.02 is modified as follows:

Section 10.02H Early Retirement Pension

(c) A Participant who retires on an Early Retirement Date, as defined below, may elect to receive an Early Retirement Benefit, as defined below, with respect to his CP National Benefit. A Participant's Early Retirement Benefit shall be equal to his CP National Benefit, multiplied by the Early Retirement Factor applicable to the Participant under paragraph (i) or (ii) below:

(i) If the Participant has 30 or more Years of Participation, as defined below, on his Early Retirement Date, as defined below, his Early Retirement Factor shall be determined under the following table, using his age at the date as of which payments of his CP National Benefit commence:

Early Retirement Factors
Age When CP National Benefits Commence	Early Retirement Date Before 1985	Early Retirement Date After 1984
65	1.00	1.00
64	1.00	1.00
63	1.00	1.00
62	1.00	1.00
61	0.98	1.00
60	0.96	1.00
59	0.93	0.98
58	0.90	0.96
57	0.87	0.93
56	0.84	0.90
55	0.81	0.87

(ii) If the Participant has less than 30 Years of Participation, as defined below, on his Early Retirement Date, as defined below, his Early Retirement Factor shall be determined under the following table, using his age at the date as of which payments of his CP National Benefit commence:

Age When CP National Benefits Commence	Early Retirement Factor
65	1.00
64	0.98
63	0.96
62	0.94
61	0.92
60	0.90
59	0.88
58	0.86
57	0.84
56	0.82
55	0.80

For purposes of this Section, "Early Retirement Date" is the first day of any month after the Participant has attained age 55, but not 65, and completed 10 or more years of service determined in accordance with Section 1.22 of Appendix I to this Section 13.09 and "Years of Participation" is calculated in accordance with Section 1.21 of Appendix I to this Section 13.09.

If a Participant elects commencement of his CP National Benefit under this Section 10.02H, the Participant's Accrued Pension shall be calculated without regard to his CP National Benefit.

J. Section 10.04 is modified as follows:

Section 10.04H Deferred Vested Pension Upon Termination of Employment

(f) A former Participant who has completed 10 years of service determined in accordance with Section 1.22 of Appendix I to this Section 13.09 may elect to commence as of the first day of any month on or after the date he attains age 55 and before his Normal Retirement Date, his CP National Benefit calculated as of the early commencement date using the procedure set forth in Section 10.02H (relating to the calculation of the reduction for early commencement of a Participant's Early Retirement Benefit with respect to his CP National Benefit), and in such case the provisions of the last paragraph of Section 10.02H shall apply.

K. Section 11.05 is modified as follows:

11.05H Optional Forms of Pension

(f) A Participant shall receive his CP National Benefit in the normal form of payment provided in Section 5.3 of Appendix I to this Section 13.09 but may elect one of the optional forms of payment provided in Section 5.6 of Appendix I to this Section 13.09 under the conditions for such elections set forth in Appendix I to this Section 13.09, and in such case the provisions of the last paragraph of Section 10.02H shall apply. The optional form of payment shall be the Actuarial Equivalent, as defined in Section 1.03H, of the CP National Benefit. Notwithstanding the foregoing, a Participant whose CP National Benefit commences as of the same time as his Accrued Pension (other than his CP National Benefit) may elect to receive his entire benefit in any form permitted and under the conditions and actuarial equivalence provisions of the Plan (other than this Appendix H, and Appendix I to this Section 13.09 (to the extent applicable)).

L. Section 12.01 is modified as follows:

12.01H Death Prior to Pension Commencement

(e) In determining the monthly Qualified Preretirement Survivor Annuity under subsections (a)-(d) of Section 12.01, the Accrued Pension of the Participant shall be calculated without regard to his CP National Benefit.

(f) With respect to the Participant's CP National Benefit, a survivor benefit shall be paid as described in Section 5.4 of Appendix I to this Section 13.09 to the surviving spouse of a Participant or former Participant who is married and dies prior to the commencement of his CP National Benefit.

M. Section 11.09 is modified as follows:

11.09H Suspension of Benefits Upon Reemployment

(a) (i) Effective with respect only to Employees whose employment with the Controlled Group terminates prior to November 1, 2000: Retirement benefits in pay status other than those attributable to the Participant's CP National Benefit, will be suspended for each calendar month during which the Participant completes at least forty (40) Hours of Service with the Employer or receives payment for Hours of Service performed on each of eight (8) or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If the Participant has received any Pension payment or distributions in lieu of a Pension under the Plan, the Pension payable upon his subsequent Retirement shall be reduced by the Actuarial Equivalent of any such payments or distributions he had received prior to his Normal Retirement Date, other than Disability Pension payments.

(ii) Effective as of November 1, 2000, but with respect only to Employees whose employment with the Controlled Group terminates after October 31, 2000: Retirement benefits in pay status other than those attributable to the Participant's CP National Benefit, will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If a Participant whose Pension has been suspended in accordance with the preceding provisions of this subsection (a)(ii) becomes entitled to have his Pension resume, the Pension benefits that were previously suspended shall resume in the same amount and form as in effect prior to the suspension and any additional amount of Pension earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first retired.

(b) With respect to retirement benefits in pay status that are attributable to the Participant's CP National Benefit, such retirement benefits will be suspended in accordance with Section 5.2 of Appendix I to this Section 13.09.

N. Section 6.08H is added as follows:

6.08H Employee Contributions

(a) Employee Contributions were required under the Former Plan as in effect prior to January 1, 1976. No further Employee Contributions were permitted to be made by any Participant after May 1, 1976.

(b) For purposes of this Section 6.08H, "Employee Contributions" and "Employee Contributions With Interest" shall have the meaning given to such terms in Section 1.8 and 1.9 of Appendix I to this Section 13.09, respectively.

(c) At any time before the commencement of payment of his CP National Benefit, a former Participant who at the time he has a Termination of Employment has five or more years of service as calculated under the provisions of the Former Plan may elect to withdraw his Employee Contributions With Interest with appropriate spousal consent. In such event the Participant's Employee Contributions With Interest shall be distributed to him in an immediate single lump sum payment, and the CP National Benefit shall be reduced by an amount equal to the portion of such CP National Benefit that is derived from the Participant's Employee Contributions. Such portion is an annual benefit equal to the Participant's accumulated contributions multiplied by the appropriate conversion factor, as determined in accordance with Section 411(c)(2) of the Code; provided, however, that such portion shall not exceed the Participant's accrued benefit under the Plan. No Participant may withdraw or receive a refund of his Employee Contributions With Interest before he has a Termination of Employment.

(d) Upon the death of a Participant or former Participant, or upon the subsequent death of his surviving spouse or other contingent annuitant who was receiving payments under the Plan, and in the event that no amount is otherwise payable under the Plan with respect to the deceased Participant or former Participant, then an amount equal to his Employer Contributions With Interest, less the sum of all benefit payments previously made to the Participant or former Participant and/or his spouse or other contingent annuitant, shall be payable to the Participant's designated beneficiary. The designation by the Participant of a beneficiary shall be made in accordance with Section 7 of Appendix I to this Section 13.09.

(e) If a Participant has completed less than five years of service as calculated under the provisions of the Former Plan at the time he has a Termination of Employment, his Employee Contributions With Interest shall be paid to him in a lump sum as soon as practicable after his Termination of Employment, and he shall be entitled to no other benefits under the Plan. If the former Participant is again employed by an Employer, the Participant's Years of Participation as defined in Section 1.21 of Appendix I to this Section 13.09 for purposes of calculating his CP National Benefit shall include Years of Participation both prior and subsequent to his date of reemployment; provided that if the Participant's interest in that part of his CP National Benefit under the Plan which is derived from Employer Contributions was not at least 50% vested and he does not repay the full amount of this Employee Contributions With Interest, within the time required by Section 1.21.3 of Appendix I to this Section 13.09, then his Years of Participation for purposes of calculating his CP National Benefit under the Plan shall include only Years of Participation subsequent to the earlier of his date of reemployment or January 1, 1976. For purposes of the preceding sentence, interest shall be computed on the amount of the prior distribution from the distribution date to the repayment date and shall be compounded annually from the distribution date at the rate of 5% or greater (or lesser) rate of interest as is determined pursuant to section 411(c)(2)(C)(iii) and (D) of the Code at the date of repayment.

(f) If a Participant was an Employee prior to May 1, 1976, but did not earn "Years of Participation" as defined under the Former Plan (formerly, "Credited Service" as defined under the Former Plan) for any period prior to May 1, 1976 solely because of his failure to make Employee Contributions (an "Omitted Period"), then the Omitted Period shall be counted as Years of Participation, if, but only if, prior to September 1, 1989 or the expiration of 90 days after the Participant's Termination of Employment, whichever is later, the Participant pays to the Plan an amount equal to the Employee Contributions that would have been required of the Employee as a Participant under the Former Plan for the Omitted Period, together with interest, (a) for the period ending December 31, 1987, at 5% and, (b) for the period beginning January 1, 1988, at the rate of interest determined pursuant to section 411(c)(2)(C)(iii) of the Code, commencing as of the last day of the Omitted Period and compounded annually.

(g) If a former Participant is reemployed in employment covered by the Plan after having received a lump sum payment of the vested accrued portion of his CP National Benefit, the CP National Benefit that becomes payable to the former Participant following his subsequent Termination of Employment shall be determined on the basis of all includible periods of his prior and current Service, but the CP National Benefit as so determined shall be reduced by the Actuarial Equivalent, as defined in Section 1.03H, of the amount of the prior lump sum payment.

O. Section 7.01(e)H is modified as follows:

Section 7.01(e)H Maximum Limitation on Pensions

(e) For purposes of subsection (j) above, the Defined Contribution Plan Fraction shall be limited only for Limitations Years beginning after December 31, 1989, and any adjustment in the Defined Benefit Plan Fraction required as a result thereof shall be made.

APPENDIX I
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
CP NATIONAL CORPORATION AND ITS SUBSIDIARIES

Effective as of the close of business on December 31, 1989, the Retirement Plan for Employees of CP National Corporation (the "Former Plan") was continued by amendment and merger into the Plan. Thereafter, the provisions of the Plan shall govern the interests of participants, former participants, contingent annuitants or any other person or entity claiming any right or interest under the Former Plan.

Notwithstanding any other provision of the Plan, effective January 1, 1990, Articles VIII, IX, X, XI, and XII, Section 3.08, Section 6.04, and Article I to the extent it applies to Articles VIII, IX, X, XI, and XII, Section 3.08 and Section 6.04 of the Plan are replaced in their entirety (except to the extent Change in Employment Status provisions apply) by the provisions set forth below with respect to any employee who is in employment of the Controlled Group covered under the Plan on or after January 1, 1990 as an employee covered by a collective bargaining agreement providing for coverage under the Former Plan or this Appendix I. For a Former Plan participant who died, became "totally and permanently disabled" or who had a Termination of Employment prior to January 1, 1990, the provisions of the Former Plan in effect at the date of the participant's death, the date the participant became totally and permanently disabled, or when the participant had a Termination of Employment shall govern the rights and interests of the participant, his beneficiaries and contingent annuitants and any other person or entity claiming any right or interest through the participant's participation in the Former Plan, except as otherwise required by law, or if the Former Plan participant is reemployed in employment of the Controlled Group on or after January 1, 1990 in employment covered by a collective bargaining agreement providing for coverage under the Former Plan or this Appendix I.

SECTION 1
DEFINITIONS

The following words and phrases shall have the following meanings for purposes of this Appendix I unless a different meaning is plainly required by context:

1.1 "Actuarial Equivalent" shall mean a benefit which is equivalent to a benefit payable as a single life annuity, and effective as of January 1, 1984, which is calculated, except to the extent otherwise provided by Section 5.6.5 of this Appendix I or Table A to this Appendix I, on the basis of (a) the UP-1984 Mortality Table and (b) an interest rate of eight percent (8%) per annum.

1.2 "Administrative Committee" shall mean the "Committee" as defined in Section 1.12 of the Plan.

1.3 "Affiliate" shall mean any member of the "Controlled Group" as defined in Section 1.15 of the Plan.

1.4 "Average Career Pay" shall mean (a) the total amount of an Employee's cash compensation (excluding such items as Employer contributions to any employee benefit plan and monthly expense reimbursements) received from any Employer for all periods included in his Career Service, divided by (b) the total number of his years of Career Service. An Employee's cash compensation shall not be affected by any compensation reduction pursuant to a "cafeteria plan" as defined in Section 125 of the Code. For purposes of this Section 1.4 of this Appendix I, (1) a Participant's "Career Service" shall include each period included in his Service (under Section 1.18 of this Appendix I) but shall exclude all periods prior to January 1, 1986, and (2) the Participant's years of Career Service shall be calculated by aggregating all periods to be included (after disregarding all periods to be excluded) in his Career Service and rounding any remaining fractional period of less than 30 days up to the next 1/12th of a year of Career Service. If a Participant's Career Service terminates on a day other than the last day of a month, his Average Career Pay shall include the amount of what would have been his cash compensation for the remainder of such month, computed at the compensation rate in effect at the Termination date. A Participant's Average Career Pay shall be determined without regard to any decrease in the amount of his total cash compensation for any period resulting from salary reduction elections made pursuant to section 401(k) of the Code. Notwithstanding the foregoing, for Plan Years that begin after December 31, 1988 and prior to January 1, 1994, no compensation (after aggregation of "family members") in excess of $200,000; for Plan Years that begin after December 31, 1993 and prior to January 1, 1997, no compensation (after aggregation of "family members") in excess of $150,000; and for Plan Years beginning on and after January 1, 1997, no compensation (with no aggregation of "family members") in excess of $150,000, all of the foregoing limits of this sentence as adjusted annually for cost of living increases in accordance with sections 401(a)(17) and 415(d) of the Code, shall be taken into account for purposes of this Section 1.4. of this Appendix I. For purposes of the preceding sentence, a "family member" shall mean an employee of the Controlled Group who is, on any one day of the year, a spouse or a lineal descendant who has not attained age 19 before the last day of the year, of an individual who during the year was (i) an active or former employee of the Controlled Group and a 5% owner within the meaning of Section 414(q)(3) of the Code and regulations thereunder, or (ii) one of the ten most highly-paid Highly Compensated Employees; provided, however, that any compensation paid to such spouse or lineal descendant shall be treated as if it were paid to the individual described in (i) or (ii) above. If, as a result of the family aggregation rules, the dollar limitation under Section 401(a)(17) of the Code (as adjusted from time to time) would be exceeded, the limitation shall be prorated among the Participant and his or her family members in proportion to each one's Average Career Pay as determined prior to the application of this limitation.

1.5 "Code" shall mean the "Code" as defined in Section 1.11 of the Plan.

1.6 "Company" shall mean the "Company" as defined in Section 1.13 of the Plan.

1.7 "Employee" shall mean an individual who is employed by an Employer.

1.8 "Employee Contributions" shall mean the amounts paid by Participants through payroll deductions as described in Section 2.4 of this Appendix I.

1.9 "Employee Contributions With Interest" shall mean the aggregate of the following:

1.9.1 Employee Contributions received prior to November 1, 1960, with two percent (2%) interest compounded annually from the November 1st immediately following the date each contribution was made through December 31, 1967, and with three percent (3%) interest compounded annually from January 1, 1968, through December 31, 1975, or, if earlier, to the first day of the month in which (a) the Participant dies, (b) occurs the later of the date the Participant's employment terminates or the date elected by him for payment of his Employee Contributions With Interest, or (c) the Participant actually retires.

1.9.2 Employee Contributions received on and after November 1, 1960 through December 31, 1967, with two and one-half percent (2.5%) interest compounded annually from the November 1st immediately following the date each contribution was made through December 31, 1967, and with three percent (3%) interest compounded annually from January 1, 1968, through December 31, 1975, or, if earlier, to the first day of the month in which (a) the participant dies, (b) occurs the later of the date the Participant's employment terminates or the date elected by him for payment of his Employee Contributions With Interest, or (c) the Participant actually retires.

1.9.3 Employee Contributions received on and after January 1, 1968, with three percent (3%) interest compounded annually from the January 1st immediately following the date each contribution was made through December 31, 1975, or, if earlier, to the first day of the month in which (a) the Participant dies, (b) occurs the later of the date the Participant's employment terminates or the date elected by him for payment of his Employee Contributions With Interest, or (c) the Participant actually retires.

1.9.4 All Employee Contributions received on and after January 1, 1976, and all Employee Contributions held on January 1, 1976, with five percent (5%) interest (or such lesser or greater rate of interest as is determined pursuant to sections 411(c)(2)(C)(iii) and (D) of the Code) compounded annually from January 1, 1976, to the first day of the month in which (a) the Participant dies, (b) occurs the later of the date the Participant's employment terminates or the date elected by him for payment of his Employee Contributions With Interest, or (c) the Participant actually retires.

1.10 "Employer" shall mean CP National Corporation and any Affiliate which has been approved by the Board of Directors of the Company as an Employer for purposes of the Plan, and which has accepted such designation and agreed to be bound by the terms of the Plan and Trust Agreement. Each of the Affiliates which from time to time has become an Employer for purposes of this Appendix I shall be identified, together with the date(s) on which it became and (if applicable) ceased to be an Employer, in Schedule A to this Appendix I, which shall be updated periodically by the Administrative Committee.

1.11 "ERISA" shall mean the "Act" as defined in Section 1.02 of the Plan.

1.12 "Fund" or "Trust Fund" shall mean the "Trust Fund" as defined in Section 1.46 of the Plan.

1.13 Reserved.

1.14 "Participant" shall mean an Employee who is participating in the Plan as provided in Section 2 of this Appendix I.

1.15 "Plan" shall mean the "Plan" as defined in Section 1.28 of the Plan.

1.16 "Plan Year" shall mean the "Plan Year" defined in Section 1.30 of the Plan.

1.17 "Retirement Benefit" shall mean any retirement benefit provided by Section 4 of this Appendix I.

1.18 "Service" shall mean a period of employment with an Employer or Affiliate during which an Employee is directly or indirectly paid, or entitled to payment, for the performance of duties (or for reasons other than the performance of duties, such as a vacation, sickness, disability, holiday, or paid leave of absence). Service terminates on the earlier of (a) the date on which an Employee retires or dies or his employment with all Employers and Affiliates otherwise terminates; (b) effective as of January 1, 1985, the second anniversary of the first date of a period in which an Employee remains absent from active employment with all Employers and Affiliates, if the period began by reason of a maternity or paternity absence (within the meaning of section 410(a)(5)(E)(i) of the Code); or (c) the first anniversary of the first date of a period in which an Employee remains absent from active employment with all Employers and Affiliates (other than as described in clause (b) above) for any reason other than his retirement, death or other termination of employment. Notwithstanding the foregoing, Service shall include all periods during which an Employee is:

1.18.1 On an authorized leave of absence, provided that such leave of absence does not exceed two (2) years and the Employee returns to active employment or retires at the end of such leave of absence;

1.18.2 In military service, provided that the Employee returns to active employment with an Employer or Affiliate while his reemployment rights are protected by law; or

1.18.3 Disabled (within the meaning of Section 3.4 of this Appendix I) prior to his Normal Retirement Date. The provisions of this Section 1.18.3 shall be ineffective with respect to any Employee who becomes disabled on or after January 1, 1991.

1.19 "Trustee" shall mean the "Trustee" as defined in Section 1.45 of the Plan.

1.20 "Valuation Date" shall mean the last business day of each Plan Year and each such other date as the Administrative Committee may (in its discretion) designate as a Valuation Date for any purpose under the Plan.

1.21 "Year of Participation" shall mean (a) for periods on and after January 1, 1976, each period included in an Employee's Service (under Section 1.18 of this Appendix I), excluding each period which is not attributable to his employment with an Employer, and (b) for periods prior to January 1, 1976, each year of "Credited Service" (as defined under the Plan as in effect on December 31, 1975), which term excluded certain periods of employment that were not uninterrupted or during which the Employee failed to make or with respect to which the Employee withdrew required Employee Contributions. In addition, the following rules shall apply:

1.21.1 A Participant's Years of Participation for purposes of the Plan shall include, for periods prior to January 1, 1976, any year (or fractional portion thereof) not included in his "Credited Service" (as defined above) solely because the Participant (a) had already accumulated 36 Years of Participation, (b) had attained age 65 or (c) had not yet become a Participant in the Plan because of the Plan's service eligibility requirement.

1.21.2A If an Employee transfers to a position at an Employer from a position at a Utility-Type Company, his periods of Qualifying Continuous Employment with all such Utility-Type Companies and their predecessors shall be included in his Years of Participation for purposes of the Plan; provided, however that (a) such prior periods of employment would otherwise qualify as Years of Participation under this Section 1.21 of this Appendix I; (b) the Employee has completed five (5) Years of Service with the Employers; (c) the Employee's transfer to an Employer occurred within twenty-four (24) months of the termination of his employment with a Utility-Type Company; (d) the Employee's transfer to an Employer or a Utility-Type Company occurred prior to January 1, 1984; and (e) the number of Years of Participation which may be credited to an Employee under this Section 1.21.2A of this Appendix I is limited to seven (7) years. Periods of employment with more than one Utility-Type Company may be counted under this Section 1.21.2A of this Appendix I, provided that less than twenty-four (24) months elapsed between the Employee's transfer from such Utility-Type Company to another Utility-Type Company or to an Employer. The provisions of this Section 1.21.2A of this Appendix I are effective only with respect to a Participant who, prior to August 1, 1989, applies to the Administrative Committee for bridging of service credit under this Section 1.21.2A of this Appendix I.

1.21.2B For purposes of Section 1.21.2A of this Appendix I only, the following terms shall have the meanings indicated below:

"Utility-Type Company" means, with respect to a Participant, a Utility Company or other business or governmental entity where the Participant obtained Utility Related Work Experience.

"Utility Company" means a private or public-sector company regularly and substantially engaged in the provision of electric, gas, telephone, water and/or CATV service.

"Utility Related Work Experience" means work experience providing utility-specific services (a) to a Utility Company while employed with a company engaged in providing utility-specific services to a Utility Company; or (b) to a governmental entity while employed with a unit of such governmental entity, which unit is engaged in providing utility-specific services to the governmental entity. Such work experience must have required specialized training and/or instruction. Utility-specific services are services that are unique to the utility industry and that normally are performed by utility operating companies. For example, Utility Related Work Experience includes an electric or telephone lineman working for a construction contractor building electric transmission or utility lines for an electric or telephone utility, a task normally performed by a Utility Company; a computer programmer/analyst working for a computer programming contractor providing customer billing services to a utility, a function normally performed by a Utility Company. The following examples illustrate prior work experience which is not Utility Related Work experience: a CPA auditing the books and records of a Utility Company; a secretary employed by a construction company which performs work for an electric utility, a job category not unique to the utility industry and not requiring special utility industry training; an electrician or cable splicer working for a general contractor who contracts with the Federal Government, because the work is not provided to a Utility Company nor is the electrician or cable splicer employed by a unit of a governmental entity which provides utility-specific services to the governmental entity.

"Qualifying Continuous Employment" means (a) with respect to a Participant's employment at a Utility Company, all periods of continuous employment with such Utility Company during which the Participant worked in a business segment (of such Utility Company) that provided government-regulated utility services; and (b) with respect to a Participant's employment at a Utility-Type Company which is not a Utility Company, periods of employment with such Utility-Type Company during which the Participant obtained Utility Related Work Experience.

1.21.2C If an Employee transfers directly to an Employer from another electric, gas, telephone, water or combination utility company prior to January 1, 1984, his prior periods of employment with such other utility company and its predecessors shall, up to a maximum of seven (7) Years, but only after the Employee has completed five (5) Years of Service with the Employers, be included in his Years of Participation for purposes of the Plan, provided that such prior periods of employment otherwise qualify as Years of Participation under this Section 1.21 of this Appendix I. The provisions of this Section 1.21.2C of this Appendix I are effective with respect to any Participant with respect to whom Section 1.21.2A of this Appendix I is not effective.

1.21.2D Notwithstanding any contrary Plan provision, a Participant shall not receive credit for Years of Participation under this Section 1.21.2 of this Appendix I for a period of employment with Great Southwest Telephone Corporation, Nevada Telephone & Telegraph Company or Tuolumne Telephone Company and their subsidiaries (collectively, the "Acquired Companies") if, during such period of employment, the Participant became an Employee or an employee of an Affiliate on account of the acquisition by the Company of substantially all the assets or stock of one of the Acquired Companies. A Participant shall not be credited with a Year of Participation under this Section 1.21.2 of this Appendix I for any period of employment that is also counted as a Year of Participation under any other provision of the Plan.

1.21.3 Notwithstanding any contrary Plan provision, if a Participant's employment with all Employers and Affiliates terminated at any time, and if the former Participant is thereafter rehired by an Employer after December 31, 1983, then his total Years of Participation shall include the Years of Participation with which he was credited as of the date of such prior termination; provided, however, that if the Participant's interest in that part of the accrued portion of his Retirement Benefit under the Plan which is derived from Employer contributions was not at least 50% vested, his prior Years of Participation shall be reinstated under this Section 1.21.3 of this Appendix I only if the former Participant (a) repays to the Plan the full amount of the Employee Contributions With Interest distributed to him in conjunction with such prior termination, together with interest on such amount (calculated in accordance with Section 1.9 of this Appendix I) for the period from the date such distribution was made to the date such repayment is made in full; and (b) actually makes such repayment within six (6) months of the date on which the Administrative Committee notifies him that his prior Years of Participation may be reinstated in accordance with this Section 1.21.3 of this Appendix I or (if later) before the earlier of (1) the end of the five (5) year period beginning on his reemployment date or (2) the end of the five (5)-year period beginning on the date his Employee Contributions With Interest were distributed to him.

1.21.4 Notwithstanding any contrary Plan provision, if a Participant was an Employee prior to May 1, 1976, but did not earn Years of Participation (formerly, "Credited Service") for any period prior to May 1, 1976 solely because of his failure to make Employee Contributions (an "Omitted Period"), then the Omitted Period shall be counted as Years of Participation, if, but only if, prior to September 1, 1989 or the expiration of ninety (90) days after the Participant's termination of employment with the Employers and Affiliates, whichever is later, the Participant pays to the Plan an amount equal to the Employee Contributions that would have been required of the Employee as a Participant under the Plan for the Omitted Period, together with interest, (a) for the period ending December 31, 1987, at five percent (5%) and, (b) for the period beginning January 1, 1988, at the rate of interest determined pursuant to section 411(c)(2)(C)(iii) of the Code, commencing as of the last day of the Omitted Period and compounded annually.

1.21.5 A Participant's total number of Years of Participation shall be calculated by aggregating all periods to be included (after disregarding all periods to be excluded) in his Years of Participation and rounding any remaining fractional period of less than 30 days up to the nearest 1/12th of a Year of Participation.

1.22 "Year of Service" shall mean (a) for periods on and after January 1, 1976, each period included in an Employee's Service (under Section 1.18), and (b) for periods prior to January 1, 1976, each year of "continuous unbroken service" (as defined under the Former Plan as in effect on December 31, 1975), which term excluded certain periods of employment that were not uninterrupted or during which the Employee failed to make or with respect to which the Employee withdrew required Employee Contributions. In addition, the following rules shall apply.

1.22.1 If an Employee retires or his employment with all Employers and Affiliates otherwise terminates after December 31, 1975, and he returns to employment with an Employer or Affiliate within the 12-month period beginning on the date of such termination, then his Years of Service shall include the period of time between such termination and such reemployment.

1.22.2 For purposes of determining an Employee's Years of Service, Service shall include, in addition to periods of employment with the Employers and Affiliates, periods of employment with (a) any company which is a "predecessor employer" with respect to an Employer, within the meaning of section 414(a) of the Code, and (b) another electric, gas, telephone or combination utility company for which an Employee is credited with Years of Participation for purposes of the Plan pursuant to Section 1.21.2 of this Appendix I.

1.22.3 If a group of employees of another employer become Employees pursuant to a merger, spin-off, exchange of assets or other corporate reorganization, the Administrative Committee may, in its discretion (applied in a uniform and nondiscriminatory manner), direct that all or any portion of the Employees' respective periods of employment with such other employer may be deemed to be Service with an Employer for purposes of determining such Employees' Years of Service under this Plan, provided that such periods of employment otherwise qualify as Service under Section 1.18 of this Appendix I.

1.22.4 An Employee's total number of Years of Service shall be calculated by aggregating all periods to be included (after disregarding all periods to be excluded) in his Years of Service and rounding any remaining fractional period of less than 30 days up to the nearest 1/12th of a Year of Service.

SECTION 2
ELIGIBILITY AND EMPLOYEE CONTRIBUTIONS

2.1 Initial Eligibility. All Participants in the Former Plan on December 31, 1989, shall continue to be Participants. Each other Employee, hired prior to the date he attains age 65, shall become a Participant in the Plan on the first day of the month that occurs on or next follows the date he completes one Year of Service; provided, however, that for the duration of any period in which the terms and conditions of an Employee's employment is governed by a collective bargaining agreement, the Employee shall neither become a Participant nor accrue any benefit under the Plan, except to the extent that the collective bargaining agreement specifically provides for his coverage by the Plan.

2.2 Termination of Participation. A Participant ceases to be a Participant in the Plan on the earlier of the date he retires or dies or his employment otherwise terminates or the first anniversary of his absence from employment with all Employers for any other reason (such as vacation, leave of absence, sickness or layoff). Notwithstanding the foregoing, a Participant continues to be a Participant during (a) an approved leave of absence, provided that he returns to active employment at the end of such leave of absence, and (b) a period in which he is Disabled (within the meaning of Section 3.4 of this Appendix I) prior to his retirement pursuant to Section 4.4 of this Appendix I.

2.3 Rehired Employee. A former Participant who is rehired shall again become a Participant as of the first day of the month in which he returned to employment with an Employer. A former Employee who is rehired and who has completed one Year of Service shall become a Participant as of the first day of the month in which he returned to employment with an Employer.

2.4 Employee Contributions. Employee Contributions were required under the Former Plan as in effect prior to January 1, 1976. For the period January 1 to May 1, 1976, each Participant with less than 36 Years of Participation made Employee Contributions each month in an amount equal to two percent (2%) of his monthly compensation in excess of $550. No further Employee Contributions were permitted to be made by any Participant after May 1, 1976.

SECTION 3
RETIREMENT DATES

3.1 Normal Retirement. A Participant's Normal Retirement Date is the first day of the month that occurs on or next follows the date he attains age 65; provided, however, that the Participant's interest in the accrued portion of his Retirement Benefit under the Plan shall become fully vested and nonforfeitable on the date he attains age 65.

3.2 Early Retirement. A Participant may elect to retire on an Early Retirement Date, which may be the first day of any month after the Participant has attained age 55 and completed ten (10) or more Years of Service.

3.3 Postponed Retirement. A Participant may remain in employment or be reemployed after his Normal Retirement Date. No retirement payments shall be made until after his Postponed Retirement Date, which shall be the date on which the Participant's employment actually terminates.

3.4 Disability Retirement. A Participant who becomes totally and permanently disabled prior to the date he attains age 65 shall receive a disability retirement benefit upon his Normal Retirement Date. A Participant will be deemed to be "totally and permanently disabled" for purposes of this Section 3.4 of this Appendix I if he incurs a disability which, in the opinion of the Administrative Committee, (a) prevents him permanently from performing his assigned duties with his Employer and (b) qualifies him for a federal Social Security disability benefit continuously from the date of disability until he attains age 65. The provisions of this Section 3.4 shall be ineffective with respect to any Employee who becomes disabled on or after January 1, 1991.

SECTION 4
RETIREMENT BENEFITS

4.1 Normal Retirement Benefit. Upon retirement on his Normal Retirement Date, a Participant shall receive for life an annual Retirement Benefit, payable in 12 equal monthly installments, which, when added to any retirement benefits payable under any other tax-qualified defined benefit pension plan of any Employer or Affiliate or any of their predecessor companies, is equal to (a) one and five-tenths percent (1.5%) of the Participant's Average Career Pay, multiplied by (b) the Participant's total number of Years of Participation. Notwithstanding the foregoing, the following rules shall apply:

4.1.1 For a Participant who made optional contributions after he attained age 55, as authorized by prior provisions of the Plan, the annual amount of his Retirement Benefit at Normal Retirement Date shall be increased by an amount equal to ten percent (10%) of the total of said optional contributions.

4.1.2 For an Employee who has been credited with Years of Participation under Section 1.21.2 of this Appendix I, the Retirement Benefit determined in accordance with this Section 4.1 of this Appendix I shall be reduced by the annual amount of the retirement benefit (or the Actuarial Equivalent thereof) to which the Employee is entitled from any tax-qualified retirement plan sponsored by an employer which provided employment to the Employee that was credited as Years of Participation under Section 1.21.2 of this Appendix I, or to which he would have been entitled if he had left his contributions (if any) with said plan.

4.1.3 The minimum annual Retirement Benefit, commencing at Normal Retirement Date, for an Employee who was a Participant on December 31, 1969, and who had not reached his Normal Retirement Date by that time, shall be one-half of his total contributions to December 31, 1969, plus an amount equal to one-half of the total contributions he would have made from said date to the earlier of the date his employment terminates or his Normal Retirement Date, assuming no change in compensation, if had he contributed (a) two percent (2%) of the first $3,000 of his annual compensation; (b) four percent (4%) of his annual compensation in excess of $3,000; and (c) unless, prior to December 31, 1969, such Participant elected not to make additional contributions after he attained age 55, an additional two percent (2%) of his total compensation commencing at age 55.

4.2 Early Retirement Benefit. A Participant who retires on an Early Retirement Date may elect to receive his Retirement Benefit, as determined under this Section 4.2 of this Appendix I, commencing on such date or the first day of any month prior to his Normal Retirement Date. A Participant's Early Retirement Benefit shall be equal to his Retirement Benefit as determined multiplied by the Early Retirement Factor applicable to the Participant under paragraph (a) or (b) below:

(a) If the Participant has 30 or more Years of Participation on his Early Retirement Date, his Early Retirement Factor shall be determined under the following table, using his age at the date as of which payments of his Retirement Benefit commence

Early Retirement Factors
Age When Retirement Benefits Commence	Early Retirement Date Before 1985	Early Retirement Date After 1984
65	1.00	1.00
64	1.00	1.00
63	1.00	1.00
62	1.00	1.00
61	0.98	1.00
60	0.96	1.00
59	0.93	0.98
58	0.90	0.96
57	0.87	0.93
56	0.84	0.90
55	0.81	0.87

(b) If the Participant has less than 30 Years of Participation on his Early Retirement Date, his Early Retirement Factor shall be determined under the following table, using his age at the date as of which payments of his Retirement Benefit commence:

Age When Retirement Benefits Commence	Early Retirement Factor

65	1.00
64	0.98
63	0.96
62	0.94
61	0.92
60	0.90
59	0.88
58	0.86
57	0.84
56	0.82
55	0.80

If a Participant makes no election of an earlier commencement date for his Retirement Benefit under this Section 4.2 of this Appendix I, or effective July 19, 1985, in the absence of a Qualified Election if required by Section 5.3.1 of this Appendix I, payment of the Participant's Retirement Benefit shall commence on his Normal Retirement Date and be equal to his Retirement Benefit as determined under Section 4.1 of this Appendix I.

4.3 Postponed Retirement Benefit. A Participant who retires on his Postponed Retirement Date pursuant to Section 3.3 of this Appendix I shall receive, commencing on or after his Postponed Retirement Date pursuant to Section 5.1 of this Appendix I, a Retirement Benefit calculated in accordance with Section 4.1 of this Appendix I, but based on the Participant's Average Career Pay and total number of Years of Participation as of his Postponed Retirement Date, subject to the provisions of Section 5.2 of this Appendix I.

4.4 Disability Retirement Benefit. A Participant who is eligible for a Disability Retirement Benefit under Section 3.4 of this Appendix I shall receive, commencing on his Normal Retirement Date, a Retirement Benefit calculated in accordance with Section 4.1 of this Appendix I, but based on the assumption that the disabled Participant continued to work for an Employer until his Normal Retirement Date at his rate of pay as of the date of his disability. In lieu of the foregoing, a Participant who is eligible for a Disability Retirement Benefit and has attained age 55 may elect to receive, commencing on the first day of any month prior to his Normal Retirement Date, an Early Disability Retirement Benefit calculated in accordance with Section 4.2 of this Appendix I, but based on the assumption that the disabled Participant continued to work for an Employer until the commencement date selected by the Participant at his rate of pay as of the date of his disability. The provisions of this Section 4.4 shall be ineffective with respect to any Employee who becomes disabled on or after January 1, 1991.

4.5 Benefit Increase for Retirees. The Retirement Benefit payable under this Section 4 of this Appendix I to any retired Participant shall be increased (if at all) in accordance with the provisions of a Schedule to this Appendix I.

4.6 Prior Benefit Accrual. Notwithstanding any contrary Plan provision, the annual amount of the Retirement Benefit payable in the form of a single life annuity to a Participant at his Normal Retirement Date shall not be less than the dollar amount of the benefit accrued by such Participant as of August 31, 1986, under the Former Plan as in effect on said date, or as of August 1, 1990, under the Plan as in effect on said date, whichever is greater. Furthermore, if a Participant elects early commencement of his Retirement Benefit, the annual dollar amount payable shall not be less than that which would have been payable to him as of August 31, 1986, under the Former Plan as in effect on said date, or as of August 1, 1990, under the Plan as in effect on that date, whichever is greater, calculated as if the Participant had elected that payment of his benefit be commenced on August 31, 1986, or August 1, 1990, as applicable, and be made in the same form as that elected at his actual retirement.

4.7 Maximum Benefit Definitions. For purposes of Section 4.8 of this Appendix I, the following words and phrases shall have the following meanings:

4.7.1 "Affiliate" shall mean a corporation, trade or business which is, together with any Employer, a member of a controlled group of corporations or an affiliated service group or under common control (within the meaning of section 414(b), (c) or (m) of the Code, as modified by section 415(h) of the Code), but only for the period during which such other entity is so related to any Employer or Affiliate.

4.7.2 "Annual Benefit" shall mean a retirement income benefit, which is payable annually in the form of a straight life annuity (with no ancillary benefits) or is adjusted to the Actuarial Equivalent of such a benefit, provided that for Plan Years beginning before January 1, 1995, the annual rate of interest assumed in computing the Actuarial Equivalent shall not be less than five percent (5%) and for Plan Years beginning on and after January 1, 1995, the mortality table assumed in computing the Actuarial Equivalent shall be the Applicable Mortality Table and (i) for any form of benefit that is not subject to Section 417(e)(3) of the Code, the annual rate of interest assumed in computing the Actuarial Equivalent shall not be less than five percent (5%) or (ii) for any form of benefit that is subject to Section 417(e)(3) of the Code, the annual rate of interest assumed in computing the Actuarial Equivalent shall not be less than the Applicable Interest Rate. For purposes of the preceding sentence, no ancillary benefits not directly related to retirement income benefits, and no qualified portion of any joint and survivor annuity, shall be taken into account.

4.7.3 "Defined Benefit Fraction" shall mean a fraction, of which the numerator is the Participant's Projected Annual Benefit, determined as of the last Valuation Date of the Plan Year, and the denominator is the lesser of (a) the product of 1.25 and the Dollar Limitation for the Plan Year, or (b) the product of 1.4 and the Participant's average annual Total Compensation for the three (3) consecutive Plan Years for which such average is the highest, provided that if the participant, on or before December 31, 1982, was a participant in this Plan or any other qualified defined benefit pension plan maintained by any Employer or Affiliate that was in existence on July 1, 1982, the denominator of the Defined Benefit Fraction shall be no less than the individual's accrued benefit under the provisions of such defined benefit plan as of December 31, 1982, calculated without regard to plan amendments or cost-of-living increases occurring after July 1, 1982.

4.7.4 "Defined Contribution Fraction" shall mean a fraction, of which (a) the numerator is the sum of the annual additions to the Participant's accounts under all qualified defined contribution plans maintained by all Employers and Affiliates for the current and all prior Plan Years in which he was an Employee (his "Total Service"), less the amount (if any) permitted to be subtracted under the transitional rule of section 235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982, and (b) the denominator is the sum of the lesser of the following amounts (determined for each Plan Year included in his Total Service, in accordance with Treas. Reg. 1.415-7(f) (1980)): (1) the product of 1.25 and the dollar limitation in effect under section 415(c)(1)(A) and (d) of the Code (but without regard to section 415(c)(6) of the Code) for the Plan Year or (2) an amount equal to 25% of the Participant's Total Compensation for the Plan Year, provided that for Plan Years ended before January 1, 1983, the Administrative Committee (in its discretion) may calculate the denominator of the Defined Contribution Fraction for all such defined contribution plans using the alternative method set forth in section 415(e)(6) of the Code.

4.7.5 "Projected Annual Benefit" shall mean an amount equal to the aggregate Annual Benefits to which a participant would be entitled under this Plan and all other qualified defined benefit plans maintained by all Employers and Affiliates (determined as of the end of the Plan Year), assuming that the Participant remains an Employee until his Normal Retirement Date and all other factors relevant to the calculation of his Annual Benefits remain constant for all future Plan Years.

4.7.6 "Total Compensation" shall mean the total, but not in excess of the limitations of section 401(a)(17) of the Code, of all earned income, wages, salaries, fees for professional services and other amounts paid to an Employee for personal services actually rendered in the course of employment or service with all Employers and Affiliates, including (but not limited to) bonuses, overtime, commissions, compensation for services on the basis of a percentage of profits and incentive compensation, but excluding any salary reduction contributions made pursuant to section 401(k) of the Code and the other items described in Treas. Reg. 1.415-2(d)(2) (1980).

4.8 Maximum Benefit Limitations. Notwithstanding any contrary Plan provision in this Appendix I, the limitations set forth in Article VII of the Plan shall apply to that portion of a Participant's accrued Normal Retirement Benefit which is attributable to Employer contributions, but substituting the definition of Actuarial Equivalent for the reference to Section 1.03.

4.9 Top-Heavy Plan Rules. Notwithstanding any contrary Plan provision, the provisions of this Section 4.9 of this Appendix I shall apply with respect to any Plan Year for which this Plan is a Top-Heavy Plan.

4.9.1 "Top-Heavy Plan" means, for any Plan Year beginning after December 31, 1983, this Plan or any other qualified plan maintained by any Employer or Affiliate which is for the Plan Year a top-heavy plan (within the meaning of section 416(g) of the Code). The Administrative Committee, acting on behalf of the Company, shall determine as to each Plan Year whether or not the Plan is a Top-Heavy Plan for that Plan Year. For purposes of making that determination as to any Plan Year:

(a) The date as of which the determination is made and the applicable valuation date shall be the last Valuation Date of the immediately preceding Plan Year;

(b) This Plan shall be aggregated with each other qualified plan maintained by any Employer or Affiliate (1) in which a key employee (within the meaning of section 416(i)(1) and (5) of the Code) participates, and/or (2) which enables this Plan or any plan described in clause (1) above to meet the requirements of section 401(a)(4) or 410 of the Code;

(c) This Plan may be aggregated with any other qualified plan maintained by any Employer or Affiliate, which plan is not required to be aggregated under paragraph (b) above, if the resulting group of plans would continue to meet the requirements of sections 401(a)(4) and 410 of the Code;

(d) For purpose of this Section 4.9.1, all determinations as to the present value of accrued benefits under this Plan or any other defined benefit plan maintained by any Employer or Affiliate shall be made on an Actuarially Equivalent basis; and

(e) The determination of whether or not an individual is a key employee shall be made on the basis of the Employee's Total Compensation (as defined in Section 4.7.6 of this Appendix I).

4.9.2 Minimum Benefit. The accrued portion of the Normal Retirement Benefit, as calculated in accordance with Section 4.1 of this Appendix I, of each Participant who is or was at any time after December 31, 1983 a non-key employee (within the meaning of section 416(i)(2) and (5) of the Code) shall in no event be less than an amount computed by multiplying (a) times (b) times (c) and subtracting (d) from the product, where:

(a) is two percent (2%).

(b) is the average annual Total Compensation of the Participant for the period of five (5) consecutive Plan Years for which he or she had the greatest Total Compensation, excluding (1) all Plan Years ended before January 1, 1984 and (2) any subsequent Plan Year for which the Plan was not a Top-Heavy Plan. If the Participant had Total Compensation for fewer than five (5) such Plan Years, the average shall be based upon those of such Plan Years for which the Participant had Total Compensation.

(c) is the total number (which shall not be greater than ten (10)) of the Participant's Years of Service, excluding all such Years to the extent that they include any Plan Year (1) ended before January 1, 1984, (2) for which the participant was a key employee (within the meaning of section 416(i)(1) and (5) of the Code) or (3) for which the Plan was not a Top-Heavy Plan.

(d) is an annual benefit which is Actuarially Equivalent to the total of the Participant's account balances under all qualified defined contribution plans maintained by any Employer or Affiliate to the extent that such balances are attributable to contributions made by any Employer or Affiliate under such plans, other than those contributions made (1) pursuant to salary reduction elections under section 401(k) of the Code or (2) on a matching basis in respect of such contributions.

4.9.3 Minimum Vesting. For each Plan Year for which the Plan is a Top Heavy Plan, the following vesting schedule shall be used, instead of the provisions of Sections 6.2 and 6.3 of this Appendix I, to determine the vested percentage of each Participant who is a non-key employee (within the meaning of section 416(i)(2) and (5) of the Code) in the accrued portion of his Normal Retirement Benefit, as calculated in accordance with Section 4.1 (as modified by Section 4.9.2):

Completed Years of Service	Vested Percentage
Less than 2	0%
2 but less than 3	20%
3 but less than 4	40%
4 but less than 5	60%
5 or more	100%

If the Plan ceases to be a Top-Heavy Plan, each Participant's vested percentage shall again be determined pursuant to Sections 6.2 and 6.3 of this Appendix I, provided that (a) the Participant's vested percentage shall not be less than his vested percentage determined under this Section 4.9.3 of this Appendix I as of the last day on which the Plan was a Top-Heavy Plan, and (b) this Section 4.9.3 of this Appendix I shall continue to apply to the Participant if he has at least five (5) Years of Service as of the first date the Plan is no longer a Top-Heavy Plan.

4.9.4 Reserved

4.9.5 Section 415(e) Limits. The following provisions shall apply for all Participants for Limitation Years beginning prior to January 1, 2000 and shall apply for Participants who had terminated from employment with the Controlled Group prior to January 1, 2000 for all Limitation Years: with respect to each Participant who is also a participant in a qualified defined contribution plan maintained by any Employer or Affiliate, the 1.25 multiplier set forth in Sections 4.7.3 and 4.7.4 of this Appendix I shall be reduced to 1.0 and $41,500 shall be substituted for $51,875 in applying the transitional rule under section 415(e)(6) of the Code as described in Section 4.7.4 of this Appendix I, unless for the Plan Year (a) the aggregation group of which the Plan is a member is not "super top-heavy" (within the meaning of section 416(h)(2)(B) of the Code) and (b) three percent (3%) is substituted for the reference to two percent (2%) in applying factor (a) under Section 4.9.2 of this Appendix I.

4.9A This Section 4.9A shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section 4.9A modifies Section 4.9 of the Plan.

(a) Determination of top-heavy status.

(i) Key employee. Key employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer or an Affiliate having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer or an Affiliate, or a 1-percent owner of the Employer or Affiliate having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(ii) Determination of present values and amounts. This Section 8.09(a)(ii) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

(A) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

(B) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the Employer or an Affiliate during the 1-year period ending on the determination date shall not be taken into account.

(b) Minimum benefits. For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining years of Eligible Service with the Employer and Affiliate, any Eligible Service with the Employer or Affiliate shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key employee or former key employee.

4.10 Internal Revenue Requirements

Notwithstanding any other provision of the Plan to the contrary, to conform to the requirements of U.S. Treasury Regulations, the benefit payable under the Plan shall be subject to the following limitations:

(a) If the Plan is terminated, the benefit of any "highly compensated employee" or "highly compensated former employee," as defined in Section 414(q) of the Code, shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

(b) The annual payments in any one year to any of the 25 highly compensated employees or highly compensated former employees with the greatest compensation (hereinafter referred to as a "restricted employee") in the current or any prior year shall not exceed an amount equal to the payments that would be made on behalf of the restricted employee under (1) a straight life annuity that is the actuarial equivalent of the restricted employee's accrued portion and other benefits to which the restricted employee is entitled under the Plan (other than a Social Security supplement), and (2) the amount of the payments the restricted employee is entitled to receive under a Social Security supplement. For purposes of this paragraph (b) "benefit" includes, among other benefits, loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the restricted employee's life. The foregoing provisions of this paragraph (b) shall not apply, however, if:

(i) After payment to a restricted employee of all benefits payable to the restricted employee under the Plan, the value of Plan assets equals or exceeds 110 percent of the value of "current liabilities," as defined in Section 412(b)(7) of the Code, (each value being determined as of the same date in accordance with applicable Treasury regulations);

(ii) The value of the benefits payable under the Plan to or for a restricted employee is less than one percent of the value of current liabilities before distribution; or

(iii) The value of benefits payable under the Plan to or for a restricted employee does not exceed the amount described in Section 411(a)(11)(A) of the Code.

4.11 Prior Plan Benefit. In no event shall the Actuarial Equivalent of the annual Retirement Benefit payable to a participant under Section 4 or 6 of this Appendix I (expressed as an annual benefit payable as a single life annuity commencing at the Participant's Normal Retirement Date) be less than the Participant's Prior Plan Benefit (if any) as determined under the applicable Schedule to the Plan as adopted by the Administrative Committee.

SECTION 5
FORM AND PAYMENT OF BENEFITS

5.1 Commencement of Benefits. Subject to the provisions of Section 5.8 of this Appendix I, payment of a Participant's Retirement Benefit normally shall commence on his Normal Retirement Date, on or after his Early Retirement Date (in accordance with his election under Section 4.2 of this Appendix I), on or after his 55th birthday (in accordance with his election under Section 6.3(b) of this Appendix I), or no later than the first day of the third calendar month after the calendar month in which his Postponed Retirement Date occurs. Whichever of such commencement dates applies shall be known as the Participant's "Annuity Starting Date." Retirement Benefits normally shall be payable monthly, except that small amounts may be paid in Actuarially Equivalent amounts no less frequently than annually.

5.2 Suspension of Benefits. In the case of a retired Participant who is reemployed by an Employer or Affiliate after his Annuity Starting Date or a Participant whose employment with an Employer or Affiliate continues after his Normal Retirement Date (whether in Suspension Service or not), no Retirement Benefit shall be paid to the Participant for any calendar month ending before his subsequent Annuity Starting Date; provided, however, that his Retirement Benefit shall be increased upon his subsequent Annuity Starting Date by the Actuarial Equivalent of the Retirement Benefit payments that would otherwise have been made (if any) for the calendar months in which he was not employed in Suspension Service.

5.2.1 Resumption or Commencement. If a Participant's Retirement Benefit payments have been suspended after his Normal Retirement Date in accordance with the foregoing provisions of this Section 5.2 of this Appendix I, they shall commence or resume (as appropriate) after his Postponed Retirement Date pursuant to Section 5.1 of this Appendix I. The initial payment made after his Postponed Retirement Date shall include (a) the Retirement Benefit payment scheduled for the calendar month in which the initial payment is made, plus (b) any amount not previously paid for any calendar month beginning on or after the Participant's Postponed Retirement Date, less (c) any amounts which are subject to offset under Section 5.2.2 of this Appendix I. In the case of a Participant whose Retirement Benefit payments commenced before his Normal Retirement Date and who is reemployed by an Employer or Affiliate, his Retirement Benefit shall be computed upon his subsequent Annuity Starting Date based on his Retirement Benefit accrued pursuant to Section 4.1 of this Appendix I during his Years of Participation before and after his reemployment and his then attained age, subject to (1) the actuarial increase (if any) mandated by the proviso set forth in the first sentence of this Section 5.2 of this Appendix I and (2) actuarial reduction to take account of Retirement Benefit payments made prior to the date of his reemployment and before his Normal Retirement Date.

5.2.2 Offset Rule. There shall be deducted from future Retirement Benefit payments, any payments previously made for those calendar months in which the Participant was employed in Suspension Service, provided that such deduction does not exceed in any one month 25% of the total Retirement Benefit payment which would have been due for that month but for the offset (excluding the initial payment described in Section 5.2.1 of this Appendix I).

5.2.3 Notification. No Retirement Benefit payment shall be permanently withheld pursuant to Section 5.2 of this Appendix I from a Participant who is reemployed in Suspension Service or who continues in Suspension Service unless the Administrative Committee notifies the Participant, during the first calendar month in which the Plan withholds payments, that the Participant's Retirement Benefit payments are being suspended. Such notification shall contain a description of the specific reasons why Retirement Benefit payments are being suspended, a general description and copies of the Plan provisions relating to the suspension of Retirement Benefit payments, and a statement to the effect that applicable Department of Labor regulations may be found in 29 C.F.R. 2530.203-3 and that the appropriate procedure for affording a review of the suspension of Retirement Benefits is contained in Section 9.4 of this Appendix I. The notification shall also specifically identify periods of employment and any suspendable amounts in respect thereof that are subject to offset, and the manner in which an offset will be made.

5.2.4 Status Determination. Pursuant to Section 9.4 of this Appendix I, if a Participant makes a written request for a determination of whether specific contemplated employment will result in suspension of Retirement Benefit payments under this Section 5.2 of this Appendix I, the Administrative Committee shall, within 30 days thereof, advise the Participant as to its determination of the question.

5.2.5 Verification. The Participant shall notify the Administrative Committee of any employment with an Employer or Affiliate after his Annuity Starting Date. Furthermore, from time to time, but not more frequently than annually, the Administrative Committee may request that a Participant certify (in writing) that he is not so employed or provide the Administrative Committee with information sufficient for it to establish that any employment does not constitute Suspension Service within the meaning of this Section 5.2 of this Appendix I. The Administrative Committee shall advise the Participant that the requirement to provide such certification or information may be a condition precedent to receiving future Retirement Benefit payments.

5.2.6 Suspension Service. As used in this Section 5.2 of this Appendix I, the term "Suspension Service" shall mean a calendar month in which the Participant receives payment from any Employer or Affiliate in respect of any hours of service (as defined in 29 C.F.R. 2530.200b-2(a)(1) and (2)) performed on each of eight (8) or more days (or separate work shifts) in such month.

5.2.7 Accrued Benefit Attributable to Employee Contributions. Notwithstanding any contrary Plan provision, in the case of a retired Participant who is reemployed by an Employer or Affiliate after his Annuity Starting Date or a Participant whose employment with an Employer or Affiliate continues after his Normal Retirement Date, unless the actuarial increase provided in the second sentence of this Section 5.2 of this Appendix I applies, upon his subsequent retirement his Retirement Benefit shall be increased by the Actuarial Equivalent of the portion of the Retirement Benefit payments that (a) constitute the portion of his accrued benefit attributable to his Employee Contributions (determined in accordance with section 411(c)(2)(B) of the Code) and (b) would otherwise have been made to the Participant for the months in which he was so employed.

5.3 Normal Form of Payment. Unless the Participant has made a Qualified Election pursuant to Section 5.3.1 of this Appendix I within the 90-day period ending on his Annuity Starting Date, the normal form of payment of any Retirement Benefit provided by the Plan for a Participant (a) who is not married on his Annuity Starting Date shall be a single life annuity (as described in Section 5.6.1 of this Appendix I); or (b) who is married an annuity (as described in Section 5.6.3 of this Appendix I) with his spouse as his contingent annuitant. Notwithstanding the foregoing and effective as of January 1, 1985, if the lump sum Actuarial Equivalent of the vested accrued portion of a Participant's Retirement Benefit does not exceed $3,500 as of his Annuity Starting Date, such amount shall be paid to the Participant in a single lump sum payment. All benefit payments made under the Plan from the Trust Fund shall be made in the form of cash (or its equivalent).

5.3.1 "Qualified Election" shall mean a written waiver of the normal form of payment which is signed by the Participant. Such a waiver shall not be effective without Spousal Consent (a) to the Participant's waiver of the normal form of payment, and (b) effective July 19, 1985, if the Participant elects early commencement of Retirement Benefit payments (in accordance with Section 4.2, 4.4 or 6.3 of this Appendix I), to the Participant's early payment election.

5.3.2 Notice Requirements. The Administrative Committee shall provide to each Participant, within a reasonable period prior to his Annuity Starting Date, a general written explanation of and, upon the participant's written request made within a reasonable period prior to his Annuity Starting Date, specific information concerning (a) the terms, conditions and financial effects of the normal form of payment for the Participant; (b) the Participant's right to make a Qualified Election, the effect of such an election to waive the normal form of payment, and the terms, conditions and financial effects of the optional forms of payment available to the Participant; (c) the rights of the Participant's spouse; and (d) the right to revoke, and the effect of a revocation of, a previous Qualified Election to waive the normal form of payment.

5.3.3 Election of Optional Form. A Participant, if he has made and not revoked the Qualified Election, may elect one of the optional forms of payment provided in Section 5.6 of this Appendix I, in lieu of the normal form of payment of any Retirement Benefit provided by the Plan, at any time prior to his Annuity Starting Date. An election, or a revocation and/or reinstatement of the election, of an optional form of payment must be made in writing on such form, in such manner and within such advance notice period as the Administrative Committee shall specify.

5.4 Pre-Retirement Survivor Benefit. Subject to Section 5.4.6 of this Appendix I, a survivor benefit shall be paid to the surviving spouse of a Participant or former Participant who is married and dies before his Annuity Starting Date if

(a) The participant dies after the earlier of the date he completed five (5) Years of Service or the date he attained age 65; or

(b) The former Participant dies after the date he completed five (5) Years of Service; or

(c) The Participant or former Participant dies (1) while a segment of the accrued portion of his Retirement Benefit is attributable to his Employee Contributions With Interest, but (2) before he has completed five (5) Years of Service.

The survivor benefit shall be payable only if the Participant or former Participant had been married to his surviving spouse for at least one year prior to the date of his death. The survivor benefit shall be paid in the form of a single life annuity and, except as provided in Section 5.4.4 of this Appendix I, shall be calculated as of the date of the Participant's death using the procedure set forth in Section 4.2 of this Appendix I (relating to the calculation of the reduction for early commencement of a Participant's Early Retirement Benefit), but (i) if paragraph (a) or (b) applies, using the accrued portion of the Participant's or former Participant's Normal Retirement Benefit, or (ii) if paragraph (c) applies, using only the segment of the accrued portion of his Retirement Benefit that is attributable to his Employee Contributions With Interest.

5.4.1 Death Before Age 55 Without Employee Contributions. If the Participant dies on or before the date he attained or would have attained age 55, the survivor benefit shall be payable monthly, beginning as of the date the Participant would have attained age 55, and shall be determined as if the Participant had (1) terminated employment on the date of his death, (2) survived to his 55th birthday, (3) retired with the joint and 50% survivor annuity form of payment in effect, and (4) died on the following day.

5.4.2 Death Before Age 55 with Employee Contributions. If the Participant dies on or before the date he attained or would have attained age 55 and a segment of the accrued portion of his Retirement Benefit is attributable to his Employee Contributions With Interest, the survivor benefit shall be payable monthly, beginning as of the date of the Participant's death, and shall be determined as if the Participant had (1) terminated employment on the date of his death, (2) retired with the joint and 50% survivor annuity form of payment in effect, and (3) died on the following day.

5.4.3 Death After Age 55. If the Participant dies after the date he attained age 55 and before his Annuity Starting Date, the survivor benefit shall be payable monthly, beginning as of the first day of the month that occurs on or next following the date of his death, and shall be determined as if the Participant had died with the joint and 50% survivor annuity form of payment in effect and an Annuity Starting Date occurring on the day before the date of his death.

5.4.4 No Subsidy. Notwithstanding any contrary provision of this Section 5.4 of this Appendix I, if (a) the Participant or former Participant dies with less than five (5) Years of Service or (b) payment of the survivor benefit commences prior to the date the Participant or former Participant attained or would have attained age 55, the survivor benefit shall not be calculated using the procedure set forth in Section 4.2 of this Appendix I (relating to the calculation of the reduction for early commencement of a Participant's Early Retirement Benefit), but the survivor benefit instead shall be calculated on an Actuarially Equivalent basis.

5.4.5 Commencement Rules. Payment of any survivor benefit provided under this Section 5.4 of this Appendix I shall not commence before the date that would have been the Participant's Normal Retirement Date if the Participant had survived, unless the spouse who is to receive the survivor benefit consents to the earlier commencement. The consent shall be in such form as the Administrative Committee shall specify; provided, however, that the consent shall be in writing, signed by the spouse and received by the Administrative Committee not more than 90 days before the earlier commencement date.

5.4.6 Prior Vesting Rule. Notwithstanding any contrary provision of this Section 5.4 of this Appendix I, in applying this Section 5.4 with respect to any Participant or former Participant who died or terminated employment with all Employers and Affiliates before September 1, 1986, each reference in this Section 5.4 of this Appendix I to "five (5) Years of Service" shall be changed to "ten (10) Years of Service", in order to reflect the vesting rules in effect under the Plan prior to that date.

5.5 "Spousal Consent" shall mean, for all purposes under this Appendix I, the consent of the spouse of a Participant which (a) is set forth in writing; (b) acknowledges the effect of the waiver, election or designation made or other action taken by the Participant; and (c) is signed by the spouse and witnessed by a member or an authorized agent of the Administrative Committee or by a notary public. Notwithstanding any requirement of Spousal Consent under this Plan, if a Participant establishes to the satisfaction of the Administrative Committee that Spousal Consent may not be obtained because the Participant has no spouse or his spouse cannot be located, the Participant's waiver, election, designation or other action shall be effective without Spousal Consent. Any Spousal Consent required under this Plan shall be valid only (1) with respect to the spouse who signs the Spousal Consent and (2) as to the particular choice made by the Participant in the waiver, election or designation requiring Spousal Consent. A Participant may without Spousal Consent revoke a prior waiver, election or designation requiring Spousal Consent at any time before his Annuity Starting Date. The number of revocations shall not be limited.

5.6 Optional Forms of Retirement Benefits. Subject to Section 5.3 of this Appendix I, the following optional forms of Retirement Benefit payment are available under the Plan:

5.6.1 Single Life Annuity. This option, which is the normal form of payment for an unmarried Participant, provides for unreduced payments of Retirement Benefit determined in accordance with Section 4 of this Appendix I to and for the life of the Participant with no survivor benefit.

5.6.2 Joint and 100% Survivor Annuity. This option provides for reduced pension payments to and for the life of the Participant and for the continuance of pension payments, if the Participant is survived by the contingent annuitant designated in accordance with Section 7.2 of this Appendix I, equal to 100% of such reduced pension amount for the then remaining life of the contingent annuitant.

5.6.3 Joint and Reduced Survivor Annuity. This option provides for reduced pension payments to and for the life of the Participant and for the continuance of pension payments, if the Participant is survived by the contingent annuitant designated in accordance with Section 7.2 of this Appendix I, equal to 50% or 66-2/3% (as elected by the Participant) of such reduced pension amount for the then remaining life of the contingent annuitant. This option is the normal form of payment for a married Participant if the individual who was the Participant's spouse on his Annuity Starting Date is his contingent annuitant and the 50% pension continuation level is in effect.

5.6.4 Social Security Adjustment Option. If a participant's Annuity Starting Date occurs before his Federal Old Age (Social Security) Benefit first becomes payable, he may elect with Spousal Consent to have his Retirement Benefit payments paid in the single life annuity form after adjustment on an Actuarially Equivalent basis to provide (so far as practicable) a constant total retirement income inclusive of the estimated Federal Old Age Benefit, both before and after such Benefit is scheduled to commence.

5.6.5 Conversion Factors. The amount payable under any form of payment described in this Section 5.6 of this Appendix I shall be calculated using the conversion factors prescribed by Table A to this Appendix I; provided, however, that the portion of the Normal Retirement Benefit accrued to November 12, 1984 by any Participant shall in no event be reduced as the result of the use of such conversion factors.

5.7 Other Benefit Payment Rules.

5.7.1 Incidental Benefit Rule. If a Participant's spouse is not his contingent annuitant, any joint and survivor annuity form of payment provided under Section 5.6 of this Appendix I shall provide for payments in such a manner that more than 50% of the Actuarially Equivalent present value of all payments expected to be made under the annuity form are expected to be made to the Participant.

5.7.2 Rescission of Election. Once a choice as to an optional form of payment of a Participant's Retirement Benefit payment has been effectively made, it may be rescinded by the Participant at any time before the benefit payments actually commence.

5.7.3 Death Before Starting Date. If a Participant has elected a joint and survivor annuity form of payment under Section 5.6.2 or 5.6.3 and his contingent annuitant dies before the Participant's Annuity Starting Date, the participant's Retirement Benefit shall be paid in the applicable normal form (as if the optional form had not been elected) unless the Participant makes a new election. No benefits shall be payable under Section 5.6 of this Appendix I to a Participant's designated contingent annuitant if the participant dies before his Annuity Starting Date, and the only death or survivor benefits payable (if any) shall be those provided by Sections 5.4 and 7 of this Appendix I.

5.7.4 Death After Starting Date. If the designated contingent annuitant predeceases the Participant after his Annuity Starting Date, the reduced pension amount payable under any joint and survivor annuity form of payment shall cease upon the Participant's death. If a Participant dies on or after his Annuity Starting Date, a survivor benefit shall be payable under the Plan only if and to the extent provided under Section 7 of this Appendix I or under the form of payment actually in effect for the Participant on the date of his death.

5.7.5 Minimum Payment Requirement. A participant's election of a joint and survivor annuity form of payment under Section 5.6.2 or 5.6.3 of this Appendix I shall not become effective if an annual rate of pension payments of less than $120 would be payable to either the Participant or his contingent annuitant.

5.7.6 Annuity Contract Alternative. Annuity payments shall be made by the Trustee in accordance with the provisions of this Section 5 of this Appendix I; provided, however, that in lieu of such payments, the Administrative Committee may direct the Trustee to purchase from an insurance company or cause the Insurer to issue a single premium annuity contract which provides the pension benefits to which the Participant and/or his spouse or other contingent annuitant is (or are) entitled under the Plan. Such annuity contract may be held by the Trustee as owner or may be a nontransferable annuity contract which is distributed to the Participant or his surviving spouse or other contingent annuitant and shall discharge all liabilities of the Plan in respect of the Participant.

5.8 Commencement Rules. The Administrative Committee shall determine the Annuity Starting Date for a Participant's Retirement Benefit, subject to the provisions of Sections 5.1 and 5.2 of this Appendix I and the following rules:

5.8.1 Earliest Commencement. No payments shall be made to a Participant before (a) the date his employment with all Employers and Affiliates terminates, or (b) unless the Participant consents to the earlier commencement of payments in a written instrument which is signed by him and received by the Administrative Committee not more than 90 days before such earlier commencement date, the date the Participant attains age 65; provided, however, that clause (b) of this sentence shall apply only if the Actuarial Equivalent of the vested accrued portion of the Participant's Retirement Benefit exceeds $3,500.

5.8.2 Latest Commencement With Consent. Any Retirement Benefit that is payable to a Participant hereunder shall commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant (i) attains age 70 1/2, or (ii) retires: provided, however, that clause (ii) shall not be applicable in the case of a Participant who is a 5% owner as that term is defined in Section 416 of the Code) at any time during the five-Plan-year period ending with or within the calendar year in which such Participant attains age 70 1/2 , nor shall it be applicable in the case of any Participant who attains age 70 1/2 on or after January 1, 1988.

5.8.3 Latest Commencement Without Consent. Unless a Participant consents in writing to a deferral of the commencement of his Retirement Benefit payments, Retirement Benefit payments to a Participant shall in no event commence later than 60 days after the end of the Plan Year in which occurs the latest of (a) the Participant's Normal Retirement Date, (b) the tenth (10th) anniversary of the date on which he first became a Participant in the Plan or (c) the date on which the participant's employment with all Employers and Affiliates terminated. Notwithstanding the foregoing, if the amount of the Retirement Benefit or the location of the Participant or his spouse (after a reasonable search) cannot be ascertained by such date, payments may be deferred but shall be commenced on a retroactive basis no later than 60 days after the earliest date on which such amount or location (as appropriate) is ascertained.

5.9 Prior Lump Sum Payment. If a Participant is reemployed by an Employer after having received a lump sum payment of the vested accrued portion of his Retirement Benefit, the Retirement Benefit that becomes payable to the Participant following his subsequent termination of employment shall be determined on the basis of all includible periods of his prior and current Service, but the Retirement Benefit as so determined shall be reduced by the Actuarial Equivalent of the amount of the prior lump sum payment.

5.10 Payments to Incompetents. If any individual to whom a benefit is payable under the Plan is a minor, or if the Administrative Committee determines that any individual to whom a benefit is payable under the Plan is mentally incompetent to receive such payment or to give a valid release therefor, payment shall be made to the guardian, committee or other representative of the estate of such individual which has been duly appointed by a court of competent jurisdiction. If no guardian, committee or other representative has been appointed, payment may be made to any person as custodian for such individual under the California Uniform Transfers to Minors Act or may be made to or applied to or for the benefit of the minor or incompetent, the incompetent's spouse, children or other dependents, the institution or persons maintaining the minor or incompetent or any of them, in such proportions as the Administrative Committee from time to time shall determine; and the release of the person or institution receiving the payment shall be a valid and complete discharge of any liability of the Plan with respect to any benefit so paid.

SECTION 6
TERMINATION OF SERVICE

6.1 General Rules. A Participant whose employment with all Employers and Affiliates terminates prior to his Retirement Date shall cease to be a Participant and shall be entitled to the return of his Employee Contributions With Interest. Notwithstanding any contrary provision of this Section 6 of this Appendix I, any payment of a Participant's Employee Contributions With Interest, or such segment of the vested accrued portion of his Retirement Benefit as is attributable thereto, shall be subject to the provisions of Section 5 of this Appendix I, with respect to the normal form of payment, the commencement of payments and the consent requirements; provided, however, that the lump sum payment of Employee Contributions With Interest, to the extent provided for in this Section 6 of this Appendix I, shall be treated as an optional form of payment for such amount as if specified in Section 5.6 of this Appendix I.

6.2 Less than 5 Years of Service. If a Participant has completed less than five (5) Years of Service at the time his employment terminates, his Employee Contributions With Interest shall be paid to him in a lump sum as soon as practicable after his termination, and he shall be entitled to no other benefits under the Plan. If the former Participant is again employed by an Employer, the Participant's Years of Participation for all purposes shall include Years of Participation both prior and subsequent to his date of reemployment; provided that if the Participant's interest in that part of the accrued portion of his Retirement Benefit under the Plan which is derived from Employer Contributions was not at least 50% vested and he does not repay the full amount of his Employee Contributions With Interest, within the time required by Section 1.21.3 of this Appendix I, then his Years of Participation shall include only Years of Participation subsequent to the earlier of his date of reemployment or January 1, 1976. For purposes of the preceding sentence, interest shall be computed on the amount of the prior distribution from the distribution date to the repayment date and shall be compounded annually from the distribution date at the rate of five percent (5%) or such greater (or lesser) rate of interest as is determined pursuant to section 411(c)(2)(C)(iii) and (D) of the Code at the date of repayment.

6.3 Vested Termination. If the Participant terminates employment with all Employers and Affiliates and if he has completed five (5) or more Years of Service at the time his employment terminates, he may elect to leave his Employee Contributions With Interest with the Plan, and he shall receive:

(a) Commencing as of his Normal Retirement Date, a Retirement Benefit calculated in accordance with Section 4.1 of this Appendix I, but based on his Years of Participation and Average Career Pay as of the date his Service terminated; or

(b) If he has completed ten (10) or more Years of Service, and if he so elects with Spousal Consent, commencing as of the first day of any month on or after the date he attains age 55 and before his Normal Retirement Date, a Retirement Benefit calculated pursuant to paragraph (a) as of the earlier commencement date, but using the procedure set forth in Section 4.2 of this Appendix I (relating to the calculation of the reduction for early commencement of a Participant's Early Retirement Benefit);

provided, however, that the Retirement Benefit amount so calculated shall be paid in an immediate single lump sum payment if and to the extent provided by Section 5.3 of this Appendix I.

6.4 Withdrawal of Employee Contributions. At any time before his Annuity Starting Date, a former Participant who has not elected to leave his Employee Contributions With Interest with the Plan in accordance with Section 6.3 of this Appendix I, or a former Participant who made but later revoked such election, may elect with Spousal Consent to withdraw his Employee Contributions With Interest. In such event the Participant's Employee Contributions With Interest shall be distributed to him in an immediate single lump sum payment, and the Retirement Benefit payable under Section 6.3 of this Appendix I shall be reduced by an amount equal to the portion of such Retirement Benefit that is derived from the Participant's Employee Contributions. Such portion is an annual benefit equal to the Participant's accumulated contributions multiplied by the appropriate conversion factor, as determined in accordance with section 411(c)(2) of the Code; provided, however, that such portion shall not exceed the Participant's accrued benefit under the Plan. No Participant may withdraw or receive a refund of his Employee Contributions With Interest before his employment with all Employers and Affiliates terminates.

SECTION 7
DEATH BENEFITS

7.1 Return of Employee Contributions With Interest. Upon the death of a Participant or former Participant, or upon the subsequent death of his surviving spouse or other contingent annuitant who was receiving payments under the Plan, and in the event that no amount is otherwise payable under the Plan with respect to the deceased Participant or former Participant, then an amount equal to his Employee Contributions With Interest, less the sum of all benefit payments previously made to the Participant or former Participant and/or his spouse or other contingent annuitant, shall be payable to the beneficiary designated in accordance with Section 7.2 of this Appendix I.

7.2 Beneficiary or Contingent Annuitant Designations. Each Participant may designate, in a signed writing delivered to the Administrative Committee on such form as it may prescribe, one or more individuals to be (a) his contingent annuitant who shall receive any survivor annuity payments under Section 5.6 of this Appendix I (other than the pre-retirement survivor annuity provided by Section 5.4 of this Appendix I) and/or (b) his beneficiary who shall receive any death distribution under Section 7.1 of this Appendix I.

7.2.1 Changed Designations. A Participant may designate different contingent annuitants and/or beneficiaries at any time by delivering a new designation in like manner. Any designation shall become effective only upon its receipt by the Administrative Committee, and the last effective designation received by the Administrative Committee shall supersede all prior designations.

7.2.2 Spousal Consent. If a Participant designates any individual other than his spouse as his contingent annuitant or beneficiary, the designation shall be ineffective in the absence of Spousal Consent.

7.2.3 Failed Beneficiary Designations. If a Participant dies without having effectively designated his beneficiary, or if no designated beneficiary survives the Participant, the Administrative Committee shall designate as the Participant's beneficiary (in the following order of priority) his (a) surviving spouse, (b) surviving children (including adopted children), (c) surviving parents, or (d) estate; provided, however, that if the Participant has no surviving spouse, the Administrative Committee may (in its discretion) designate the Participant's estate as his beneficiary, irrespective of the foregoing order of priority. The Administrative Committee's determination as to which persons (if any) qualify within the aforementioned categories shall be final and conclusive upon all persons.

7.3 No Other Death Benefits. Except as provided in this Section 7 of this Appendix I or Section 5 of this Appendix I, no death or other survivor benefits are provided under the Plan.

SECTION 8
MISCELLANEOUS

8.1 Controlling Law. Except to the extent preempted by ERISA and other applicable federal laws, this Appendix I and the Plan with respect to this Appendix I shall be construed, regulated and administered in accordance with the laws of the State of California.

SCHEDULE A
TO
APPENDIX I

List of Employers
Name of Employer	Date Became an Employer	Date of Withdrawal

Western States Utility Company	9/1/44	N/A
West Coast Power Company	6/1/45	N/A
Eastern Oregon Light & Power Co.	7/1/46	N/A
Colusa County Telephone Company	1/1/52	N/A
Northern Counties Utility Company	1/1/52	N/A
Umpqua Valley Telephone Company	3/31/52	N/A
Elko County Telephone & Telegraph Co.	3/1/52	N/A
The Redwoods Telephone Company	1/1/78	N/A
Tel-Logic Communication, Inc.	1/1/81	N/A
Tuolumne Telephone Co.	1/1/81	N/A
RAI Consultants, Inc.	5/1/81	N/A
Great Southwest Telephone Corporation and its subsidiaries	9/1/81	N/A
Navajo Communications Co., Inc.
NCC Systems, Inc.
Romain Telephone Co., Inc.
Telephone Service Co., Inc.
Texas-Midland Telephone Co.
Trinity Valley Telephone Co.
The Warner-Whitney Group, Inc.	1/28/82	6/1/85
The Communications Processing Group, Inc.	1/28/82	N/A
CP National CONTECH	8/10/84	N/A
Nevada Telephone & Telegraph	12/30/86	N/A

SCHEDULE B
TO
APPENDIX I

Tuolumne Prior Plan Benefit

Effective as of January 1, 1981, Tuolumne Telephone Co. ("Tuolumne") adopted the Former Plan as an amendment and complete restatement of the GR-4640 Pension Plan for Employees of Tuolumne Telephone Co., as set forth in Group Annuity Contract No. GR-4640 issued to Tuolumne by The Travelers Insurance Company effective as of November 1, 1972, and as thereafter from time to time amended effective prior to 1982 (the "Tuolumne Plan"). The benefits provided for each Participant under the Former Plan who prior to January 1, 1981, was a participant in the Tuolumne Plan (a "Tuolumne Plan Participant") shall be determined in accordance with all of the terms and conditions of Appendix I, subject to the following

1. Prior Plan Benefit. For purposes of applying Section 4.13 of this Appendix I, the Prior Plan Benefit for a Tuolumne Plan Participant shall be the Actuarial Equivalent of the accrued benefit that would have been provided for the Tuolumne Plan Participant as of October 31, 1981, as determined under the provisions of the Tuolumne Plan as in effect on December 31, 1980, expressed as an annual benefit payable as a single life annuity commencing at the Tuolumne Plan Participant's Normal Retirement Date.

2. Benefit Accrual. A Tuolumne Plan Participant shall commence to accrue Years of Participation under the Former Plan on January 1, 1981, for periods of his Service with the Employers after said date. An amount equal to the Tuolumne Plan Participant's Prior Plan Benefit, as determined under Paragraph 1 of this Schedule B (but calculated as of December 31, 1980, rather than October 31, 1981), shall be added to the Actuarial Equivalent of his accrued benefit as determined under Section 4.1 of this Appendix I and related provisions of this Appendix I, based on his Years of Participation after December 31, 1980, and expressed as an annual benefit payable as a single life annuity commencing at his Normal Retirement Date, in calculating the Retirement Benefit (if any) ultimately payable under the CP National Plan.

3. Years of Service. The Years of Service credited to a Tuolumne Plan Participant under the Former Plan on and after January 1, 1981, shall at least equal the total of the years of service credited to such Participant under Article VII, Section B(4) of the Tuolumne Plan as of December 31, 1980, plus the Years of Service credited to such Participant under Section 1.22 of this Appendix I for periods of his Service after said date.

SCHEDULE C
TO
APPENDIX I

Trinity PUD Service Credit

Effective as of March 1, 1983, solely for purposes of determining the Years of Service of an Employee (a) who was employed at the CP National Corporation's facilities in Weaverville, California on February 28, 1983, (b) who transferred to employment with the Trinity County Public Utility District (the "Trinity PUD") on March 1, 1983, and (c) who was credited with less than ten (10) Years of Service at the date of such transfer, Service shall include, in addition to periods of employment with the Employers and Affiliates, periods of employment with the Trinity PUD on and after the date of such transfer. For purposes of determining his eligibility to receive benefits under Appendix I, the employment of any such Employee shall not be deemed terminated until the termination of his employment with the Trinity PUD.

TABLE A
TO
APPENDIX I

Conversion Factors

The conversion factors set forth below are to be applied to the Retirement Benefit amount payable in the normal single life annuity form for unmarried Participants to calculate, in accordance with Section 5.6 of this Appendix I, the amount(s) payable under another form of payment. In applying the formulas, age nearest birthday should be used for the Participant and his spouse or designated contingent annuitant.

1. Joint and 100% Survivor Annuity:

1.1 Retirement at Age 65:

The conversion factor is 0.7450 plus (minus) 0.0100 for each year that the Participant's spouse or designated contingent annuitant is older (younger) than the Participant.

1.2 Retirement at Other Age:

The conversion factor is 0.7450 plus (minus) 0.0070 for each year that the Participant is under (over) age 65 and plus (minus) 0.0100 for each year that the Participant's spouse or designated contingent annuitant is older (younger) than the Participant.

2. Joint and 66-2/3% Survivor Annuity:

2.1 Retirement at Age 65:

The conversion factor is 0.8150 plus (minus) 0.0080 for each year that the Participant's spouse or designated contingent annuitant is older (younger) than the Participant.

2.2 Retirement at Other Age:

The conversion factor is 0.8150 plus (minus) 0.0050 for each year that the Participant is under (over) age 65 and plus (minus) 0.0080 for each year that the Participant's spouse or designated contingent annuitant is older (younger) than the Participant.

3. Joint and 50% Survivor Annuity:

3.1 Retirement at Age 65:

The conversion factor is 0.8540 plus (minus) 0.0070 for each year that the Participant's spouse or designated contingent annuitant is older (younger) than the Participant.

3.2 Retirement at Other Age:

The conversion factor is 0.8540 plus (minus) 0.0040 for each year that the Participant is under (over) age 65 and plus (minus) 0.0070 for each year that the Participant's spouse or designated contingent annuitant is older (younger) than the Participant.

4. Other Forms:

The conversion factors for any other form of payment under the Plan shall be based on the Actuarial Equivalent of the normal single life annuity form.

5. Lump Sum Restriction:

Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995:

(a) Except as otherwise provided in this Section 5, in determining whether the lump sum Actuarial Equivalent of the vested accrued portion of a Participant's Retirement Benefit exceeds $3,500 as of any date, the determination shall be made (1) in accordance with paragraph (ii) of subsection (a) of Section 1.03 or (2) on the basis of the UP-1984 Mortality Table with interest at 8% per annum, whichever produces the larger lump sum distribution.

(b) With respect to a CPN Transitioned Participant (as hereinafter defined), actuarial equivalence of a lump sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999 shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) if the application of this paragraph (b) produces a larger lump sum distribution.

(c) With respect only to a lump sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999 to a CPN Transitioned Participant (as hereinafter defined), if the Actuarial Equivalent of the Participant's vested Retirement Benefit determined under paragraph (a) of this Section 5 exceeds $3,500 and the Actuarial Equivalent of the Participant's vested Retirement Benefit if determined in accordance with the Plan provisions in effect on the day prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) does not exceed $3,500, such Participant may elect to receive such vested Retirement Benefit in a lump sum distribution of the Actuarial Equivalent amount determined under paragraph (a) of this Section 5 as soon as reasonably practicable following the CPN Transitioned Participant's Termination of Employment. An election pursuant to this subsection (b) shall be subject to the qualified joint and survivor annuity and consent requirements applicable to both married and unmarried Participants, as specified in Sections 411(a)(11) and 417 of the Code and the regulations thereunder, and, in the event that an annuity commences in accordance with this paragraph (b) prior to a CPN Transitioned Participant's Normal Retirement Age, such Participant's vested Retirement Benefit shall be reduced for early commencement thereof in accordance with Table I to Appendix S and Appendix T - Early Commencement Factors for Deferred Vested Pensions.

(d) For purposes of this Section 5, the term "CPN Transitioned Participant" shall mean a Participant who (i) ceased to be an employee of a member of the Controlled Group prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) and (ii) on the last date on which he was an employee of a member of the Controlled Group was covered by a collective bargaining agreement that provided for his participation in the Plan under this Appendix I to Section 13.09.

13.10 Employees of St. Matthews Telephone Company.

(a) Effective Date - Not applicable.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX J - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF ST. MATTHEWS TELEPHONE COMPANY, which follows immediately hereafter.

APPENDIX J
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
ST. MATTHEWS TELEPHONE COMPANY

Effective as of the close of business on February 29, 1988, St. Matthews Telephone Company ("St. Matthews") became a wholly-owned subsidiary of the Company.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of St. Matthews on March 1, 1988:

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07J "Basic Compensation" shall include only amounts earned after February 29, 1988.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14J "Compensation" shall include only amounts earned after February 29, 1988.

C. Section 1.37(g) is modified as follows:

1.37(g)J Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following.

(i) Service Prior to March 1, 1988: An Employee's period(s) of employment with St. Matthews prior to March 1, 1988, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After March 1, 1988: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)J Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to March 1, 1988: None.

(ii) Benefit Service From and After March 1, 1988: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)J Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to March 1, 1988: An Employee's period(s) of employment with St. Matthews prior to March 1, 1988, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After March 1, 1988: In accordance with the provisions of Section 1.37(f).

13.11 Employees of Area Marketing/Research Associates, Inc.

(a) Effective Date - Not Applicable.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX K - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF AREA MARKETING/RESEARCH ASSOCIATES, INC., which follows immediately hereafter.

APPENDIX K
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
AREA MARKETING/RESEARCH ASSOCIATES, INC.

Effective as of the close of business on April 30, 1988, Area Marketing/Research Associates, Inc., ("AMRA") became a wholly-owned subsidiary of the Company.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of AMRA on May 1, 1988:

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07K "Basic Compensation" shall include only amounts earned after April 30, 1988.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14K "Compensation" shall include only amounts earned after April 30, 1988.

C. Section 1.37(g) is modified as follows:

1.37(g)K Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to May 1, 1988: An Employee's period(s) of employment with AMRA prior to May 1, 1988, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After May 1, 1988: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)K Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to May 1, 1988: None.

(ii) Benefit Service From and After May 1, 1988: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)K Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to May 1, 1988: An Employee's period(s) of employment with AMRA prior to May 1, 1988, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After May 1, 1988: In accordance with the provisions of Section 1.37(f).

13.12 Employees of Cellular Phone of Aiken-Augusta, Inc.

(a) Effective Date - Not Applicable.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX L - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF CELLULAR PHONE OF AIKEN-AUGUSTA, INC., which follows immediately hereafter.

APPENDIX L
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
CELLULAR PHONE OF AIKEN-AUGUSTA, INC.

Effective as of the close of business on April 1, 1990, Cellular Phone of Aiken-Augusta, Inc., ("CPAA") became a wholly-owned (second-tier) subsidiary of the Company.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of CPAA on April 2, 1990:

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07L "Basic Compensation" shall include only amounts earned after April 1, 1990.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14L "Compensation" shall include only amounts earned after April 1, 1990.

C. Section 1.37(g) is modified as follows:

1.37(g)L Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to April 2, 1990: None.

(ii) Service From and After April 2, 1990: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)L Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to April 2, 1990: None.

(ii) Benefit Service From and After April 2, 1990: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)L Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to April 2, 1990: None.

(ii) Service From and After April 2, 1990: In accordance with the provisions of Section 1.37(f).

13.13 Employees of Systematics, Inc. and its Subsidiaries

(a) Effective Date - Not Applicable.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX M - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF SYSTEMATICS, INC. AND ITS SUBSIDIARIES, which follows immediately hereafter.

APPENDIX M
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
SYSTEMATICS, INC. AND ITS SUBSIDIARIES

Effective as of the close of business on May 31, 1990, Systematics, Inc., and its subsidiaries ("Systematics") became a part of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of the Controlled Group on January 1, 1991:

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07M "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after May 31, 1990.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14M "Compensation" shall include only amounts earned (as an Employee of an Employer) after May 31, 1990.

C. Section 1.37(g) is modified as follows:

1.37(g)M Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to June 1, 1990: An Employee's period(s) of employment with Systematics after December 31, 1985, and prior to June 1, 1990, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After June 1, 1990: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)M Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to June 1, 1990: None.

(ii) Benefit Service From and After June 1, 1990: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)M Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to June 1, 1990: An Employee's period(s) of employment with Systematics after December 31, 1985 and prior to June 1, 1990, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After June 1, 1990: In accordance with the provisions of Section 1.37(f).

13.14 Employees of HWC Distribution Corp. and its Subsidiaries

(a) Effective Date - Not Applicable.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX N - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF HWC DISTRIBUTION CORP. AND ITS SUBSIDIARIES, which follows immediately hereafter.

APPENDIX N
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
HWC DISTRIBUTION CORP. AND ITS SUBSIDIARIES

Effective as of the close of business on April 14, 1989, HWC Distribution Corp., and its subsidiaries ("HWC") became part of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of the Controlled Group on January 1, 1991:

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07N "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after April 14, 1989.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14N "Compensation" shall include only amounts earned (as an Employee of an Employer) after April 14, 1989.

C. Section 1.37(g) is modified as follows:

1.37(g)N Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to April 15, 1989: An Employee's period(s) of employment with HWC after December 31, 1985, and prior to April 15, 1989, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After April 15, 1989: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)N Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to April 15, 1989: None.

(ii) Benefit Service From and After April 15, 1989: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)N Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to April 15, 1989: An Employee's period(s) of employment with HWC after December 31, 1985 and prior to April 15, 1989, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After April 15, 1989: In accordance with the provisions of Section 1.37(f).

13.15 Employees of Missouri Telephone Company and Eastern Missouri Telephone Company

(a) Effective Date - January 1, 1992

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX O - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF MISSOURI TELEPHONE COMPANY AND EASTERN MISSOURI TELEPHONE COMPANY, which follows immediately hereafter.

APPENDIX O
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
MISSOURI TELEPHONE COMPANY AND
EASTERN MISSOURI TELEPHONE COMPANY

Effective as of the close of business on September 30, 1991, Missouri Telephone Company and Eastern Missouri Telephone Company (the "Missouri Telephone Companies") became (direct and indirect) wholly-owned subsidiaries of the Company.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of the Missouri Telephone Companies on January 1, 1992:

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07O "Basic Compensation" shall include only amounts earned after December 31, 1991.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14O "Compensation" shall include only amounts earned after December 31, 1991.

C. Section 1.37(g) is modified as follows:

1.37(g)O Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to October 1, 1991: An Employee's period(s) of employment with the Missouri Telephone Companies prior to October 1, 1991, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After October 1, 1991: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)O Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 1, 1992: None.

(ii) Benefit Service From and After January 1, 1992: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)O Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to October 1, 1991: An Employee's period(s) of employment with the Missouri Telephone Companies prior to October 1, 1991, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After October 1, 1991: In accordance with the provisions of Section 1.37(f).

13.16 Employees of Savannah MSA Cellular Partnership

(a) Effective Date - April 1, 1992.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX P - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF SAVANNAH MSA CELLULAR PARTNERSHIP, which follows immediately hereafter.

APPENDIX P
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
SAVANNAH MSA CELLULAR PARTNERSHIP

On April 1, 1992, certain former employees of Savannah MSA Cellular Partnership ("Savannah MSA Cellular") became Employees.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Savannah MSA Cellular on March 31, 1992 who became Employees on April 1, 1992:

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07P "Basic Compensation" shall include only amounts earned after March 31, 1992.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14P "Compensation" shall include only amounts earned after March 31, 1992.

C. Section 1.37(g) is modified as follows:

1.37(g)P Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to April 1, 1992: An Employee's period(s) of employment with Savannah MSA Cellular during the period November 1, 1991, to April 1, 1992 shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company. An Employee's period(s) of employment with Savannah MSA Cellular prior to November 1, 1991 shall not be counted as Vesting Service.

(ii) Service From and After April 1, 1992: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)P Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to April 1, 1992: None.

(ii) Benefit Service From and After April 1, 1992: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)P Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to April 1, 1992: An Employee's period(s) of employment with Savannah MSA Cellular during the period November 1, 1991 to April 1, 1992 shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company. An Employee's period(s) of employment with Savannah MSA Cellular prior to November 1, 1991 shall not be counted as Eligibility Years of Service.

(ii) Service From and After April 1, 1992: In accordance with the provisions of Section 1.37(f).

13.17 Employees of Sugar Land Telephone Company, Perco Telephone Company, SLT Cable TV, Inc., and Metropolitan Houston Paging Services, Inc.

(a) Effective Date - January 1, 1993, except as otherwise specified in Appendix Q.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Plan who has a benefit under the Plan attributable to the Former Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Former Plan had terminated immediately prior to the close of business on December 31, 1995.

(j) Miscellaneous - See APPENDIX Q - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF SUGAR LAND TELEPHONE COMPANY, PERCO TELEPHONE COMPANY, SLT CABLE TV, INC., AND METROPOLITAN HOUSTON PAGING SERVICES, INC., which follows immediately hereafter.

APPENDIX Q
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
SUGAR LAND TELEPHONE COMPANY, PERCO TELEPHONE COMPANY,
SLT CABLE TV, INC., AND
METROPOLITAN HOUSTON PAGING SERVICES, INC.

Pursuant to the merger of a subsidiary of ALLTEL Corporation into SLT Communications, Inc. with SLT Communications, Inc. as the surviving corporation, as defined in the Plan of Merger dated June 12, 1992 between ALLTEL Corporation and SLT Communications, Inc., as amended, (the "Corporate Merger") certain employees of Sugar Land Telephone Company, Perco Telephone Company, and SLT Cable TV, Inc. (collectively, "SLT") and certain former employees of Metropolitan Houston Paging Services, Inc. ("Metropolitan") whose employment transferred to SLT Cable TV, Inc. became Employees. Effective as of the close of business on December 31, 1995, the SLT Communications, Inc. Retirement Plan is continued by amendment and merger into the Plan. On and after January 1, 1996, the provisions of the Plan shall govern the interests of participants, former participants, beneficiaries, contingent annuitants or any other person or entity claiming any right or interest under the Former Plan.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of SLT on the date of the Corporate Merger and the employees of Metropolitan whose employment transferred to SLT Cable TV, Inc. in connection with the Corporate Merger who became Employees. For a Former Plan participant who died, became "totally and permanently disabled" or who had a termination of employment prior to January 1, 1996, the provisions of the Former Plan in effect at the date of the participant's death, the date the participant became totally and permanently disabled, or when the participant had a termination of employment shall govern the rights and interests of the participant, his beneficiaries and contingent annuitants and any other person or entity claiming any right or interest through the participant's participation in the Former Plan, except as otherwise required by law, or if the Former Plan participant is reemployed in employment of the Controlled Group on or after January 1, 1996, in which case the Plan as modified as set forth below shall apply to such Former Plan participant.

A. Section 1.01 is modified as follows:

1.01Q "Accrued Pension" for a Participant means (except as otherwise provided herein) an amount equal to the sum of (1) and (2) below:

(1) an amount equal to the Participant's Accrued Pension under Section 1.01 without regard to this subsection 1.01Q.

plus

(2) An amount equal to the Participant's monthly accrued benefit under the terms of the Former Plan as in effect as of the close of business on December 31, 1995, (the "SLT Benefit"), if any. (Benefit accruals under the Former Plan ceased effective as of the close of business on December 31, 1992. The amount of such monthly accrued benefit includes any applicable reduction for benefits under certain other pension plans and any applicable minimum benefit, as specified under the Former Plan.)

B. Section 1.03 is modified as follows:

1.03Q Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995: "Actuarial Equivalent" with respect to any determination of actuarial equivalence required by the provisions of the Plan involving the SLT Benefit shall be made using the following actuarial assumptions:

(1) In General

Paragraph (2) of this Section 1.03Q shall apply to lump sum distributions from the Plan with respect to a Participant's SLT Benefit pursuant to Option 5 of subsection (g) of Section 11.05Q of Appendix Q to Section 13.17. Paragraph (3) of this Section 1.03Q shall apply for all other purposes with respect to a Participant's SLT Benefit.

(2) Determination of Single Sum Greater than $3,500

Actuarial equivalence for purposes of determining the amount of a Participant's vested Accrued Pension with respect to his SLT Benefit in a form of payment to which this paragraph (2) is applicable, shall be determined based on:

(a) the Applicable Interest Rate and the Applicable Mortality Table, except that actuarial equivalence of a lump sum distribution made as of a date prior to January 1, 1997, shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) if the application of this exception produces a larger lump sum distribution; or

(b) the Unisex Pension Mortality Table (UP-1984 Table) and 6% interest;

whichever produces the larger lump sum distribution.

(3) Other Purposes

Except as otherwise provided herein, actuarial equivalence for other purposes under the Plan with respect to a Participant's SLT Benefit shall be determined using the Unisex Pension Mortality Table (UP-1984 Table) and 6% interest.

C. Section 1.07 is modified by adding to the definition thereof the following:

1.07Q "Basic Compensation" shall include only amounts earned after December 31, 1992.

D. Section 1.14 is modified by adding to the definition thereof the following:

1.14Q "Compensation" shall include only amounts earned after December 31, 1992.

E. Section 1.24 is modified as follows:

1.24Q "Normal Retirement Age" means age 65.

F. Section 1.25 is modified as follows:

1.25Q Normal Retirement Date

The first day of the month coincident with or next following the date on which an Employee attains age 65.

G. Section 1.37(d) is modified as follows:

1.37(d)Q Benefit Service

(d) The amount of the benefit payable to or on behalf of a Participant other than the Participant's SLT Benefit shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 1, 1993: None.

(ii) Benefit Service From and After January 1, 1993: In accordance with the provisions of Section 1.37(d).

H. Section 1.37(f) is modified as follows:

1.37(f)Q Eligibility Year of Service

(f) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to January 1, 1993: An Employee's period(s) of employment with SLT or Metropolitan shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After January 1, 1993: In accordance with the provisions of Section 1.37(f).

I. Section 1.37(g) is modified as follows:

1.37(g)Q Vesting Service

(g) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 1, 1993: An Employee's period(s) of employment with SLT or Metropolitan shall be counted as Vesting Service to the extent of the number of whole 1-year periods of service that were similarly credited under the provisions of the Former Plan.

(ii) Service From and After January 1, 1993: Subject to the Break in Service provisions, an Employee, whether or not a Participant, shall accrue one year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service. For all purposes except for determining eligibility for Early Retirement Pension under Section 10.02 or Disability Retirement Pension under Section 10.03, in determining such Vesting Service for the computation period which includes January 1, 1993, the Participant shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Participant as of January 1, 1993, under the provisions of the Former Plan, determined by crediting the Participant with 190 Hours of Service for each 1/12th of a fractional year of service. Only for purposes of determining eligibility for Early Retirement Pension under Section 10.02 and Disability Retirement Pension under Section 10.03, in determining such Vesting Service for the computation period in which the Participant has a Termination of Employment, the Participant shall receive credit, for a number of Hours of Service with respect to any fractional part of a year of service credited to the Participant as of January 1, 1993, under the provisions of the Former Plan, determined by crediting the Participant with 190 Hours of Service for each 1/12th of a fractional year of service.

(iii) Notwithstanding the provisions of part (ii), a Participant shall not be credited with less years of Vesting Service for service from and after January 1, 1993 than under the method for determining vesting service under the Former Plan.

(iv) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service or Vesting Years of Service under the Plan and the Former Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

J. Section 1.43 is modified to add the following:

1.43Q (a) The provisions of Section 1.43 shall apply to a Participant's Accrued Benefit other than his SLT Benefit.

(b) "Total and Permanent Disability" with respect to a Participant's SLT Benefit means a disability, due to sickness or injury that, in the opinion of the Plan Administrator is likely to be continuous and permanent from a cause other than specified below, such that the Participant is eligible for Social Security Disability Benefits.

A Participant will not be entitled to receive any disability retirement benefits if, in the opinion of the Plan Administrator, the disability is a result of:

(1) Excessive and habitual use by the Participant of drugs, intoxicants or narcotics;

(2) Injury or disease sustained by the Participant while willfully and illegally participating in fights, riots, civil insurrections or while committing a felony;

(3) Injury or disease sustained by the Participant while serving in any armed forces;

(4) Injury or disease sustained by the Participant diagnosed or discovered subsequent to the date of his Termination of Employment;

(5) Injury or disease sustained by the Participant while working for anyone other than an Employer and arising out of such employment;

(6) Injury or disease sustained by the Participant as a result of war, whether or not such act arises from a formally declared state of war;

(7) Injury or disease sustained by the Participant while on Leave of Absence from the Employer; or

(8) Injury or disease sustained by the Participant from self-inflicted injuries.

K. Section 1.48 is added as follows:

1.48Q "Former Plan" means the SLT Communications, Inc. Retirement Plan, as in effect on the close of business on December 31, 1995.

L. Section 10.02(c) is added as follows:

10.02(c)Q Early Retirement Pension

(1) A Participant with 5 or more Vesting Years of Service whose Retirement occurs on or after the date he reaches age 55 but prior to the first day of the month coinciding or next following his attainment of age 65 shall be eligible for an Early Retirement Pension with respect to his SLT Benefit.

(2) The monthly Pension of a Participant eligible for an Early Retirement Pension with respect to his SLT Benefit as provided under this subsection (c) who has at least 5 Vesting Years of Service but less than 15 Vesting Years of Service shall be, at the option of the Participant, either (i) or (ii) as set forth below:

(i) A deferred pension commencing as of the first day of the month coinciding with or next following the Participant's attainment of age 65 in an amount equal to his Accrued Pension attributable to his SLT Benefit at the time of early retirement.

(ii) An immediate pension determined as provided in (i) above, commencing as of the first day of any month coinciding with or next following his early retirement but preceding the first day of the month coinciding with or next following the Participant's attainment of age 65 elected by the Participant and subsequent to his having made written application therefor, but reduced by one-fourth of one percent for each full month, if any, by which distribution of his Early Retirement Pension with respect to his SLT Benefit precedes the first day of the month coinciding with or next following his attainment of age 65.

(3) The monthly Pension of a Participant eligible for an Early Retirement Pension with respect to his SLT Benefit as provided under this subsection (c) who retires prior to the first day of the month coinciding with or next following his attainment of age 60 and has at least 15 Vesting Years of Service shall be, at the option of the Participant, either (i) or (ii) as set forth below:

(i) A deferred pension commencing as of the first day of the month coinciding with or next following the Participant's attainment of age 60 in an amount equal to his Accrued Pension attributable to his SLT Benefit at the time of early retirement.

(ii) An immediate pension determined as provided in (i) above, commencing as of the first day of any month coinciding with or next following his early retirement but preceding his attainment of age 60 elected by the Participant and subsequent to his having made written application therefor, but reduced by one-fourth of one percent for each full month, if any, by which distribution of his Early Retirement Pension with respect to his SLT Benefit precedes the first day of the month coinciding with or next following his attainment of age 60.

(4) The monthly Pension of a Participant eligible for an Early Retirement Pension with respect to his SLT Benefit as provided under this subsection (c) who retires on or after the first day of the month following his attainment of age 60 but prior to the first day of the month coinciding with or next following his attainment of age 65 and has at least 15 Vesting Years of Service shall be in an amount equal to his Accrued Pension attributable to his SLT Benefit at the time of early retirement, without any reduction for early commencement, commencing on the first day of the month coinciding with or next following the participant's early retirement.

If a Participant elects commencement of his SLT Benefit under this subsection (c), the Participant's Accrued Pension shall be calculated without regard to such SLT Benefit.

M. Section 10.03 is modified as follows:

10.03Q Disability Retirement Pension

(a) The provisions of Section 10.03 shall apply with respect to a Participant's disability retirement benefits other than disability retirement benefits attributable to his SLT Benefit.

(b) A Participant who has a Termination of Employment due to his Total and Permanent Disability prior to his Normal Retirement Date shall be entitled to a Disability Retirement Pension with respect to his SLT Benefit, in the amount of his Accrued Pension with respect to his SLT Benefit.

(c) Payment of the Participant's Disability Retirement Pension with respect to his SLT Benefit shall commence upon the first day of the month coinciding or next following his attainment of age 65, if he is then living and totally disabled.

(d) In the event that the death of a disabled Participant occurs after he has been determined to be disabled by the Plan Administrator, but prior to his Normal Retirement Date and after earning 5 Vesting Years of Service, his Beneficiary with respect to his SLT Benefit shall receive the death benefit provided under Section 12.01Q, based on the Participant's Accrued Benefit attributable to his SLT Benefit.

(e) If a Participant who had a Termination of Employment as a result of his Total and Permanent Disability is, at any time prior to his Normal Retirement Date, no longer disabled as provided herein, and if, at the date he became disabled, he had completed at least 5 Vesting Years of Service, he will be entitled to a Normal Retirement Benefit or Early Retirement Benefit based upon the Participant's Accrued Benefit attributable to his SLT Benefit and his age as of the date of his recovery from disability.

N. Section 10.04 is modified as follows:

10.04Q Deferred Vested Pension Upon Termination of Employment

(f) (i) A former Participant who has at least 5 Vesting Years of Service but who is not eligible for a Normal Retirement Pension, an Early Retirement Pension, or a Disability Retirement Pension shall be entitled to a Deferred Vested Pension with respect to his SLT Benefit. The monthly Pension of a former Participant eligible for a Deferred Vested Pension with respect to his SLT Benefit shall be equal to his Accrued Pension attributable to his SLT Benefit, adjusted for the cost of pre-retirement death benefit coverage on the basis of the mortality assumption used to determine Actuarial Equivalence under Section 1.03Q; provided, however, that the Participant may elect to waive the pre-retirement death benefit coverage during the "applicable election period", subject to the consent of his spouse in the manner described in subsection (b) of Section 11.04, in which case such adjustment will not be made. The "applicable election period" means the period beginning 90 days before the date as of which a Participant has a Termination of Employment and ending on the earliest to occur of the date he is reemployed by the Company or a member of the Controlled Group, the date his Pension commences with respect to his SLT Benefit, or the date of his death. A Participant may elect to waive, or revoke the election to waive, the preretirement death benefit coverage with respect to his SLT Benefit at any time during such period. The Deferred Vested Pension with respect to the SLT Benefit of a former Participant shall commence as of the first day of the month coinciding with or next following his attainment of age 65, except that a former Participant who has attained age 55 may elect to commence as of the first day of any month which is prior to his Normal Retirement Date and after he attains age 55, but if his Deferred Vested Pension attributable to his SLT Benefit commences prior to his Normal Retirement Date, it shall be actuarially reduced from Normal Retirement Date to the early commencement date on the basis of the assumptions used to determine Actuarial Equivalence under Section 1.03Q.

(ii) Notwithstanding the provisions of paragraph (iii) above, a former Participant eligible for a Deferred Vested Benefit with respect to his SLT Benefit who has not attained age 55 may elect to commence his SLT Benefit as of the first day of any month following his Termination of Employment as follows:

(1) if he is married, in the form of Option 5 of subsection (g) of Section 11.05Q otherwise payable as of the first day of the month coincident with or next following the date the Participant would attain Normal Retirement Age (if he survived to such date) or Option 2; provided, however, that a former Participant's election of Option 5 shall be subject to the written consent of his spouse in the manner provided in subsection (b) of Section 11.04; or

(2) if he is unmarried, in the form of Option 5 of subsection (g) of Section 11.05Q otherwise payable as of the first day of the month coincident with or next following the date the Participant would attain Normal Retirement Age (if he survived to such date) or Option 1.

(iii) If a Participant elects commencement of his SLT Benefit under this Section 10.04Q, the Participant's Accrued Pension shall be calculated without regard to his SLT Benefit.

O. Section 11.01(b) is modified as follows:

11.01(b)Q Normal and Early Retirement Pensions

(b) (1) Subsection (b) of Section 11.01 shall apply with respect to a Participant's Accrued Pension other than his SLT Benefit.

(2) The normal form of benefit for a Participant with respect to his SLT Benefit is a 5-year certain and life annuity for the life of the Participant. Notwithstanding the foregoing, a married Participant shall be deemed to have elected with respect to his SLT Benefit an Actuarially Equivalent qualified joint and 2/3 survivor annuity in the form of Option 2 under paragraph (g) of Section 11.05Q with his Spouse as joint pensioner, and a Participant who is not married shall be deemed to have elected a single life annuity in the form of Option 1 under paragraph (g) of Section 11.04Q. An optional form of benefit payment may be elected pursuant to Section 11.05Q.

P. Section 11.05 is modified as follows:

11.05Q Optional Forms of Pension

(g) A Participant may waive the normal form of payment applicable to his SLT Benefit and elect to receive one of the following optional forms of payment with respect only to his SLT Benefit. Any optional form of payment shall be the Actuarial Equivalent of the Participant's Accrued Benefit attributable to his SLT Benefit in the form of a 5-year certain and life annuity payable for the life of the Participant. The provisions of subsection (c) of Section 11.04 shall not apply with respect to a Participant's SLT Benefit.

Option 1. Life Annuity - an annuity payable for the life of the Participant.

Option 2. Joint and 2/3 Survivor Annuity - an annuity payable during the joint lives of the Participant and a joint pensioner designated by him, and following the death of either of them, 2/3 of such modified monthly amount payable to the survivor for the lifetime of the survivor.

Option 3. Joint and 100% Survivor Annuity - an annuity payable during the joint lives of the Participant and a joint pensioner designated by him, and following the death of either of them, 100% of such modified monthly amount payable to the survivor for the lifetime of the survivor.

Option 4. Life Annuity with 5 or 10 Year Certain Feature - an annuity for the life of the Participant and if 60 or 120 monthly payments have not been paid prior to the Participant's death, the annuity is payable to the Beneficiary or Beneficiaries with respect to his SLT Benefit designated by the Participant for the balance of such 60 or 120 month.

Option 5. Lump Sum Payment - the single sum value of the Participant's Accrued Benefit attributable to his SLT Benefit.

If the designated Beneficiary (or beneficiaries) or joint pensioner with respect to a Participant's SLT Benefit dies before the date that the Participants Pension attributable to his SLT Benefit commences, the option elected will be automatically cancelled and a retirement income of the form and amount otherwise payable in accordance with the provisions of Section 11.01(b)(2)Q will be payable to the Participant as if the election had not been made. The Participant may make a new election in accordance with the provisions of this Section or a new Beneficiary designation with respect to his SLT Benefit prior to the date that his Pension attributable to his SLT Benefit commences.

Notwithstanding the foregoing, a Participant whose SLT Benefit commences as of the same time as his Accrued Pension (other than his SLT Benefit) may elect to receive his entire benefit in any form permitted and under the conditions and actuarial equivalence provisions of the Plan (other than this Appendix Q).

Q. Section 11.09 is modified as follows:

11.09Q Suspension of Benefits Upon Reemployment.

(a) Section 11.09 shall apply with respect to a Participant's retirement benefits other than retirement benefits attributable to his SLT Benefit that have commenced.

(b) Section 11.09 shall apply with respect to a Participant's retirement benefits attributable to his SLT Benefit if he is reemployed after such retirement benefits commenced, except that, the Participant may irrevocably elect to continue payment of his retirement benefits attributable to his SLT Benefit after he is reemployed. In which case, the benefit, if any, that such Participant accrues under the Plan subsequent to his reemployment shall not cause the actuarial equivalent of the total income payable to the Participant or his Beneficiary to exceed the amount that would have been payable if he had not elected to continue to receive retirement benefits attributable to his SLT Benefit after his reemployment.

R. Section 11.10 is modified as follows:

11.10Q Limitations on Distributions

(g) The provisions of this Section 11.10 shall not apply with respect to a Participant's SLT Benefit to any method of distribution designated in writing by a Participant under the terms of the Former Plan before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (as in effect before the amendments made by the Tax Reform Act of 1984).

S. Section 11.11 is modified as follows:

11.11Q Employment After Normal Retirement Age

(a) Section 11.11 shall apply with respect to a Participant's retirement benefits other than retirement benefits attributable to his SLT Benefit that have commenced.

(b) Section 11.11 shall apply with respect to a Participant's retirement benefits attributable to his SLT Benefits unless he has elected to continue payment of such retirement benefits pursuant to subsection (b) of Section 11.09Q.

T. Section 12.01 is modified as follows:

12.01Q Death Prior to Pension Commencement

(g) In determining the monthly Qualified Preretirement Survivor Annuity under subsections (a)-(e) of Section 12.01, the Accrued Pension of the Participant shall be calculated without regard to his SLT Benefit.

(h) In the event that a Participant who is an Employee or a Participant who has been determined by the Plan Administrator to be Totally and Permanently Disabled and who has at least 5 Vesting Years of Service dies prior to commencement of retirement benefits to him, his Spouse or other Beneficiary with respect to his SLT Benefit designated with his Spouse's consent will receive the monthly income, payable for life, and beginning on the first day of the month coincident with or next following the date of the Participant's death, which can be provided on an Actuarially Equivalent basis by the single sum value of the Participant's SLT Benefit otherwise determined under this Appendix Q to which the Participant was entitled on the date of his death. Such benefit shall be payable on a 5 year certain and life basis, unless the Participant's Spouse or other Beneficiary with respect to his SLT Benefit designated with his Spouse's consent elects to receive in lieu of such monthly income, the Actuarial Equivalent of such benefit in any form of payment available under this Appendix Q.

(i) In the event that a Participant dies prior to commencement of retirement benefits to him, and the Participant has not waived the preretirement death benefit, his Spouse or other Beneficiary with respect to his SLT Benefit designated with his Spouse's consent, will receive the monthly income, payable for life, and beginning on the first day of the month coincident with or next following the date of the Participant's death, which can be provided on an Actuarially Equivalent basis by the single sum value of the benefit determined under Section 10.04Q, to which the Participant was entitled on the date of his Termination of Employment; provided, however, that the Participant's Spouse or other Beneficiary with respect to his SLT Benefit designated with his Spouse's consent may elect to receive in lieu thereof, the Actuarial Equivalent of such benefit in the form of a 5-year certain and life or a 10-year certain and life benefit if the Participant or the Beneficiary with respect to his SLT Benefit so elects.

(j) If a deceased Participant who has at least 5 Vesting Years of Service and on whose behalf a preretirement death benefit is payable under this Section 12.01Q had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his Spouse as his Beneficiary with respect to his SLT Benefit and such Spouse had not consented to such other person being designated as the Beneficiary with respect to his SLT Benefit, the Participant shall be deemed to have:

(1) revoked his prior designation of Beneficiary with respect to his SLT Benefit as to the portion of his death benefit payable under this subsection (j);

(2) designated such Spouse as his Beneficiary with respect to his SLT Benefit to receive a portion of the death benefit payable on his behalf under subsection (h) or (i) of this Section 12.01Q, whichever is applicable;

(3) specified that the portion of the benefit provided under subsection (h) or (i) of this Section 12.01Q will be payable as an Actuarially Equivalent monthly income payable on the first day of each month with the first payment being due (only if the Spouse is then living) on the earliest date as of which payments to the Participant could have commenced under this Appendix Q if the Participant had survived until such date (the "Earliest Annuity Commencement Date"), and with the last payment being the payment due next preceding such Spouse's death;

(4) specified that the portion of the benefit provided under subsection (h) or (i) of this Section 12.01Q shall have the Actuarially Equivalent single-sum value, determined as of the date of the Participant's death, equal to the single-sum value, determined as of the date of his death, that would be payable to his surviving Spouse, commencing on the Earliest Annuity Commencement Date, under a qualified joint and 2/3 survivor annuity option if:

(i) the Participant had a Termination of Employment on the date of his death for a reason other than disability retirement or death (or if the Participant is eligible for a Deferred Vested Retirement Benefit under Section 10.04Q, he had survived to the Earliest Annuity Commencement Date);

(ii) the Participant had (for the purpose of determining the amount of such monthly retirement income commencing at the Earliest Annuity Commencement Date) waived the preretirement death benefit coverage under subsection (i) of this Section 12.01Q, if applicable, during the period beginning on the date of his death and ending on the Earliest Annuity Commencement Date;

(iii) the Participant had died immediately after such commencement of payments (one-half of the initial payment which would have been due the Participant on such Earliest Annuity Commencement Date shall be included in the determination of such single-sum value); and

(5) designated such other person (or persons) that was named as his Beneficiary with respect to his SLT Benefit under such revoked designation of Beneficiary with respect to his SLT Benefit to receive the remaining portion of such benefit payable on his behalf under and in accordance with subsection (h) or (i) of this Section 12.01Q.

In lieu of the monthly income determined above, the Participant's Spouse may elect to receive the Actuarial Equivalent of such benefit in any form of payment available under this Appendix Q. For purposes of paragraphs (4) and (5) above, the Earliest Annuity Commencement Date of a deceased disabled Participant on whose behalf a death benefit is payable under subsection (h) of this Section 12.01Q and the monthly retirement income that would be payable to his surviving Spouse, commencing on the Earliest Annuity Commencement Date, under the qualified joint and 2/3 survivor annuity option, shall be determined as though such Participant had recovered from his total and permanent disability and had been reemployed by a member of the Controlled Group immediately prior to his death.

(k) Each Participant may, on the form and in the manner prescribed by the Plan Administrator, designate a Beneficiary (or beneficiaries) with respect to his SLT Benefit to receive the benefit, if any, that may be payable with respect to the Participant's SLT Benefit in the event of his death, and each designation may be revoked by such Participant by filing a new designation of Beneficiary with respect to his SLT Benefit. If a deceased Participant failed to name a Beneficiary with respect to his SLT Benefit in the manner above prescribed or if the Beneficiary (or beneficiaries) with respect to his SLT Benefit designated by a deceased Participant predeceases the Participant, the death benefit, if any, which may be payable under this Appendix Q with respect to such deceased Participant shall be paid to the Spouse, and in the absence of a Spouse to the estate of such deceased Participant. A Participant may change his Beneficiary with respect to his SLT Benefit at any time, subject to his Spouse's written consent in accordance with subsection (b) of Section 11.04. A Participant's designation of Beneficiary with respect to his SLT Benefit shall be void upon his reaching nine months prior to early retirement age or upon marriage or remarriage, at which time the Participant may designate a new Beneficiary with respect to his SLT Benefit.

(l) If both the Participant and the Beneficiary (or beneficiaries) with respect to his SLT Benefit designated by him die after the date that the Participant's SLT Benefit commences under the Plan, but before the full payment has been effected under any option under this Appendix Q providing for payments for a period certain, the commuted value of the payments for the remainder of the period certain shall be paid in a lump sum to any contingent beneficiary designated by the Participant, or if the Participant has not designated a contingent beneficiary, the contingent beneficiary designated by the Beneficiary with respect to his SLT Benefit; provided, however, that if no person so designated is living upon the occurrence of such contingency, then the remaining death benefits, if any, shall be payable to the estate of such Beneficiary with respect to his SLT Benefit in a lump sum.

13.18 Employees of Contel Cellular of Arkansas, Inc.

(a) Effective Date - January 1, 1993.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX R - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF CONTEL CELLULAR OF ARKANSAS, INC., which follows immediately hereafter.

APPENDIX R
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
CONTEL CELLULAR OF ARKANSAS, INC.

Pursuant to a Purchase and Sale Agreement dated December 22, 1992, by and among ALLTEL Mobile Communications, Inc, Contel Cellular, Inc., and GTE Mobilnet Incorporated, certain former employees of Contel Cellular of Arkansas, Inc. and/or its Affiliates (as defined in the Purchase and Sale Agreement) (collectively, "Contel") became Employees.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Contel who became Employees pursuant to the Purchase and Sale Agreement:

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07R "Basic Compensation" shall include only amounts earned after December 31, 1992.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14R "Compensation" shall include only amounts earned after December 31, 1992.

C. Section 1.37(g) is modified as follows:

1.37(g)R Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 1, 1993: An Employee's period(s) of employment with Contel shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After January 1, 1993: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)R Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 1, 1993: None.

(ii) Benefit Service From and After January 1, 1993: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)R Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to January 1, 1993: An Employee's period(s) of employment with Contel shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After January 1, 1993: In accordance with the provisions of Section 1.37(f).

13.19 Employees of GTE South Incorporated and Contel of the South, Inc.

(a) Effective Date - The Closing Date, as defined in Appendices S and T.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - None.

(i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Plan who has a benefit under the Plan attributable to the Former Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Former Plan had terminated immediately prior to the Effective Date.

(j) Miscellaneous - See APPENDICES S and T - SPECIAL PROVISIONS APPLICABLE TO CERTAIN FORMER EMPLOYEES OF GTE SOUTH INCORPORATED AND CONTEL OF THE SOUTH, INC., which appendices follow immediately hereafter.

APPENDIX S
SPECIAL PROVISIONS APPLICABLE TO CERTAIN FORMER EMPLOYEES
OF
GTE SOUTH INCORPORATED AND CONTEL OF THE SOUTH, INC.

Pursuant to Employee Transfer Agreements between ALLTEL Georgia Communications Corp. and GTE South Incorporated, ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, (the "Employee Transfer Agreements") certain employees of GTE South Incorporated and Contel of the South, Inc. who are not covered by a collective bargaining agreement and whose employment transferred to ALLTEL Georgia Communications Corp., ALLTEL Illinois, Inc., ALLTEL Indiana, Inc., or ALLTEL Michigan, Inc. became Employees (the "Non-Bargaining Transfer Employees"). Effective as of the "Closing Date," as Closing Date is defined in the Employee Transfer Agreements, assets and liabilities with respect to the Non-Bargaining Transfer Employees shall be transferred to the Plan from the Former Plan. Thereafter, the provisions of the Plan shall govern the interests of participants, former participants, contingent annuitants or any other person or entity claiming any right or interest under the Former Plan with respect to the Non-Bargaining Transfer Employees.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to the Non-Bargaining Transfer Employees.

A. Section 1.01S is modified as follows:

1.01S "Accrued Pension" for a Participant means (except as otherwise provided herein) an amount equal to the sum of (1) and (2) below:

(1) an amount equal to the Participant's Accrued Pension under Section 1.01 without regard to this subsection 1.01S.

plus

(2) An amount equal to the Participant's monthly accrued benefit that has accrued at the close of business on the Closing Date under the Former Plan (the "GTE Benefit"), if any.

B. Section 1.03 is modified as follows:

1.03S Actuarial Equivalent

Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995:

(a) Actuarial Equivalent means with respect to any determination of actuarial equivalence required by the provisions of the Plan involving the GTE Benefit shall be made using the factors or actuarial assumptions set forth on Table I - Early Commencement Factors for Deferred Vested Pensions, Table II - Joint and Survivor Factors, Table III - Actuarial Equivalence for Small Pensions, Table IV - Factors for Five-Year Certain and Life Option, or Table V - Determination of Actuarial Equivalence for Lump Sum Distributions (Other than Small Pensions), as applicable, each of which Tables is attached to this Appendix S to Section 13.19 and made a part hereof.

(b) With respect only to a lump sum distribution made as of a date prior to January 1, 1997 pursuant to paragraph (3) of subsection (g) of Section 11.05S (as in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement)), actuarial equivalence shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) if the application of this subsection (b) produces a larger lump sum distribution.

C. Section 1.24 is modified as follows:

1.24S "Normal Retirement Age" means age 65, except that, in the case of any Employee who (i) was not employed (as an Employee or otherwise) by the Company (as defined in Section 9 of Article II of the Former Plan) or an Affiliate (as defined in Section 3 of Article II of the Former Plan) on or before the last day of the month during which he attained age 60, and (ii) completes at least one Hour of Service after 1987, "Normal Retirement Age" means the fifth anniversary of the date as of which the Employee's participation in the Plan commenced.

D. Section 1.37(d) is modified as follows:

1.37(d)S Benefit Service

(1) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to the Closing Date: None.

(ii) Benefit Service for the Calendar Year in Which the Closing Date Occurs: For the calendar year in which the Closing Date occurs, the Participant shall accrue one-twelfth (1/12th) year of Benefit Service with respect to benefits under the Plan other than a Participant's GTE Benefit for each one hundred sixty-six and two-thirds (166 2/3) Hours of Service completed (during such calendar year).

(iii) Benefit Service for Calendar Years Beginning After the Closing Date: For calendar years beginning after the Closing Date, Benefit Service with respect to benefits under the Plan other than a Participant's GTE Benefit shall be determined in accordance with Section 1.37(d), except that the last sentence of Section 1.37(d)(l)(ii) shall not result in any duplication of Benefit Service for the Calendar Year in which the Closing Date occurs.

(iv) Benefit Service for Purposes of Appendix S: For purposes only of subsection (d) of Section 1.37(h)S, Section 4.02S, Section 4.03S, Section 4.04S, and Section 6.01S of this Appendix S and solely for purposes of determining eligibility under the provisions of such Sections with respect to a Participant's GTE Benefit, a Participant shall accrue Benefit Service for the calendar year in which the Closing Date occurs and thereafter in accordance with the provisions of Section 10 of Article I of Appendix T to this Section 13.19 and Section 6 of Article III of Appendix T to this Section 13.19.

E. Section 1.37(f) is modified as follows:

1.37(f)S Eligibility Year of Service

Subject to the Break in Service provisions, an Employee, whether or not a Participant, shall accrue Eligibility Years of Service under the Plan in accordance with Section 1.37(f), but taking into account his period(s) of employment taken into account under the Former Plan as if such period(s) of employment had been with the Controlled Group.

F. Section 1.37(g) is modified as follows:

1.37(g)S Vesting Service

(1) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to the Closing Date: For a Participant as of the Closing Date, the Participant's period(s) of employment taken into account under the Former Plan as of the Closing Date, shall be counted as Vesting Service to the extent of the number of whole 1-year periods of service that were similarly credited under the provisions of the Former Plan as of the Closing Date.

(ii) Service From and After the Closing Date: Subject to the Break in Service provisions, an Employee, whether or not a Participant, shall accrue one year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service. In determining such Vesting Service for the computation period which includes the Closing Date, the Participant shall receive credit for a number of Hours of Service equal to the number of hours of service for such computation period credited to the Participant as of the Closing Date under the provisions of the Former Plan.

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service or Vesting Years of Service under the Plan and the Former Plan by reason of any restoration of, crediting of, or granting of service (or hours of service) in respect of any single period or otherwise.

G. Section 1.37(h) is modified as follows:

1.37(h)S Bridging

(a) Notwithstanding any other provision of this Plan, any former Participant who, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under the Plan including any prior provision hereof, and who again was or is employed, shall have years of pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment is at least 5.

(b) When an Employee's Vesting Service is broken and he is thereafter reemployed by an Employer or a member of the Controlled Group and he accumulates 1,000 Hours of Service constituting Vesting Service, then the break in the Employee's employment shall be bridged and there shall be added to the Vesting Service which has accumulated since his reemployment the aggregate of all previous periods of Vesting Service which the Employee had prior to such reemployment, provided that the Employee had one year of Vesting Service taken into account under the Plan preceding the break in service.

(c) When an Employee's Accredited Service or Benefit Service is broken and he is thereafter reemployed by an Employer or a member of the Controlled Group and he accumulates 1,000 Hours of Service constituting Vesting Service, then the break in the Employee's employment shall be bridged, and he shall be credited with the aggregate of all periods of Accredited Service which he had prior to the break, provided that the Employee had one year of Vesting Service preceding the break in service.

(d) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service or Vesting Years of Service under the Plan and the Former Plan by reason of any restoration of, crediting of, or granting of service or hours of service in respect of any single period or otherwise.

H. Section 1.37 is modified as follows:

1.37(i)S Accredited Service

An Employee's period(s) of employment taken into account as of the Closing Date as Accredited Service under Article IV of the Former Plan.

I. Section 1.48S is added as follows:

1.48S "Former Plan" means the GTE Telephone Operations Salaried Pension Plan or the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions (to the extent a Non-Bargaining Transfer Employee has accrued benefits thereunder immediately prior to the Closing Date), as applicable, as in effect on the Closing Date.

J. Section 1.49 is added to provide as follows:

1.49S "Contel Provisions" means the provisions set forth on Attachment I to this Appendix S or Attachment II to this Appendix S, as applicable. The Contel Provisions shall modify or supplement the provisions of this Appendix S, as appropriate, with respect to a Participant's GTE Benefit to the extent the Contel Provisions would permit different or additional optional forms of benefit with respect to the Participant's GTE Benefit.

K. Section 1.50 is added to provide as follows:

1.50S "Disabled" means the total disability of an Employee as determined by the Plan Administrator on the basis of proper medical evidence, whereby the Employee is completely unable to engage in any and every duty pertaining to any occupation or employment for wage or profit for which he is reasonably qualified by training, education, or experience, and such total disability can be expected to result in death or to be of long-continued and indefinite duration.

L. Section 1.51 is added to provide as follows:

1.51S An "LTD Recipient" or "WC Recipient" shall mean an Employee or former Employee of ALLTEL Illinois, Inc., ALLTEL Indiana, Inc., or ALLTEL, Michigan, Inc., as defined in the Employee Transfer Agreements, who may become an Employee covered by the provisions of this Appendix S as provided in the Employee Transfer Agreements, and the provisions of this Appendix S shall apply to such former LTD Recipient or WC Recipient with the last day of the calendar year that includes the date of the former LTD Recipient's or WC Recipient's commencement of active service with GTE South Incorporated or Contel of the South, Inc. substituted for Closing Date.

M. Section 1.52 is added to provide as follows:

1.52S "Other Pension Plan" means Other Pension Plan as defined in Section 20 of Article I of Appendix T to Section 13.19.

N. Section 1.53 is added to provide as follows:

1.53S "Pension Commencement Date" means the date as of which payment with respect to a GTE Benefit is to commence or be made.

O. Section 10.01 is modified as follows:

10.01S Normal Retirement Pension

(c) The monthly pension of a Participant attributable to his GTE Benefit shall be reduced by the monthly amount, if any, payable from any Other Pension Plan.

(d) The annual amount of a Participant's Normal Retirement Benefit with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Plan, if any, shall not be less than the applicable amount determined under subparagraph (iii) of paragraph (c) of Section 10.02S.

(e) The annual amount of a Participant's Normal Retirement Benefit attributable to the GTE South Incorporated (South-east) Plan for Hourly-Paid Employees' Pensions, if any, shall not be less than the applicable amount determined under subparagraph (iii) of paragraph (d) of Section 10.02S.

P. Section 10.02 is modified as follows:

10.02S Early Retirement Pension

(c) The provisions of this subsection (c) shall apply with respect to that portion, if any, of a Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan.

(i) A Participant whose combined (1) age and (2) the sum of his Benefit Service and his Accredited Service (such sum to be not less than 15 years) total 76 or more years, may elect to receive an Early Retirement Pension with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan. The monthly Pension of a Participant eligible for an Early Retirement Pension with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan shall be equal to his Accrued Pension attributable to his GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan. Credit for fractional parts of a year, with respect to both age and Benefit Service and Accredited Service in excess of 15 years shall be recognized at the rate of 1/12 of a year for each full month. A Participant with 15 or more years of combined Benefit Service and Accredited Service who has a Termination of Employment for a reason other than cause, either

(A) within 24 months of the date on which his age combined with the sum of his Benefit Service and his Accredited Service at date of Termination of Employment would equal 76, or

(B) within 24 months of the date of his 55th birthday if his combined age and the sum of his Benefit Service and his Accredited Service on the date of his Termination of Employment equal or exceed 76 on the date of his Termination of Employment shall be eligible for an Early Retirement Pension with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Plan computed under Section 1 of Article VI of the Former Plan as in effect on the Closing Date as of the last day of the month in which, if subparagraph (A) applies, his age combined with his previously accrued Benefit Service and Accredited Service equal 76, or if subparagraph (B) applies, he attains age 55. However, in no event shall a Participant retiring under the provisions of the preceding sentence accrue any additional Benefit Service or Accredited Service for benefit computation purposes for any period after his Termination of Employment.

(ii) A Participant's Early Retirement Pension with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Plan shall be multiplied by the appropriate percentage as indicated below:

Age at Pension Commencement Date	Percentage
Age 55 or Later	100%
Age 54	97%
Age 53	94%
Age 52	91%
Age 51	88%
Age 50	85%
Age 49 or Earlier	82%

In the case of a fractional part of a year, the above percentages will be adjusted at the rate of 1/4 of 1% for each full month by which the Pension Commencement Date follows the first day of the month after attainment of age 49 through age 54. For the purpose of this calculation, the Pension Commencement Date shall be deemed not to be earlier than the first day of the month following the Employee's 49th birthday.

(iii) The annual amount of a Participant's Early Retirement Pension with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Plan shall not be less than the applicable amount according to the Participant's years of Benefit Service and Accredited Service as set forth below:

Years of Benefit Service and Accredited Service	Amount
15 but less than 18	$2,100
18 but less than 19	2,160
19 but less than 20	2,280
20 but less than 30	2,400
30 but less than 40	3,000
40 or more	3,300

(iv) The normal Pension Commencement Date of a Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Plan shall be the first day of the month following the Participant's Normal Retirement Age. However, the Participant may elect to have his GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan commence as of the first day of any month following his Retirement and preceding his Normal Retirement Age, reduced in accordance with paragraph (ii) of this Section 10.02S if the Pension Commencement Date is prior to the Participant's attaining the age of 55.

(v) The monthly pension of a Participant with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Plan shall be reduced by the monthly amount, if any, payable from any Other Pension Plan.

(vi) If a Participant elects commencement of his GTE Benefit attributable to the GTE Telephone Operations Salaried Plan under this subsection (c), the Participant's Accrued Pension shall be calculated without regard to such GTE Benefit.

(d) The provisions of this subsection (d) shall apply with respect to that portion, if any, of a Participant's GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions.

(i) A Participant whose combined (1) age and (2) the sum of his Benefit Service and his Accredited Service (such sum to be not less than 15 years) total 76 or more years, may elect to receive an Early Retirement Pension with respect to his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions. The monthly Pension of a Participant eligible for an Early Retirement Pension with respect to his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions shall be equal to his Accrued Pension attributable to his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions. Credit for fractional parts of a year, with respect to both age and Benefit Service and Accredited Service in excess of 15 years shall be recognized at the rate of 1/12 of a year for each full month.

(ii) A Participant's Early Retirement Pension with respect to his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions shall be multiplied by the appropriate percentage as indicated below:

Age at Pension Commencement Date	Percentage
Age 55 or Later	100%
Age 54	97%
Age 53	94%
Age 52	91%
Age 51	88%
Age 50	85%
Age 49 or Earlier	82%

Any Participant whose combined Benefit Service and Accredited Service total 30 or more years shall be entitled to an unreduced Pension with respect to his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions.

In the case of a fractional part of a year, the above percentages will be adjusted at the rate of 1/4 of 1% for each full month by which the Pension Commencement Date follows the first day of the month after attainment of age 49 through age 54. For the purpose of this calculation, the Pension Commencement Date shall be deemed not to be earlier than the first day of the month following the Employee's 49th birthday.

(iii) The annual amount of a Participant's Early Retirement Pension with respect to his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions shall not be less than the applicable amount according to the Participant's years of Benefit Service and Accredited Service as set forth below:

Years of Benefit Service and Accredited Service	Amount
15 but less than 20	$2,700
20 but less than 25	2,820
25 but less than 30	3,000
30 but less than 35	3,600
35 but less than 40	4,500
40 or more	5,400

(iv) The normal Pension Commencement Date of a Participant's GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions shall be the first day of the month following the Participant's Normal Retirement Age. However, the Participant may elect to have his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions commence as of the first day of any month following his Retirement and preceding his Normal Retirement Age, reduced in accordance with paragraph (ii) of this Section 10.02S if the Pension Commencement Date is prior to the Participant's attaining the age of 55 and he does not have 30 or more years of combined Benefit Service and Accredited Service.

(v) The monthly pension of a Participant with respect to his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions shall be reduced by the monthly amount, if any, payable from any Other Pension Plan.

(vi) If a Participant elects commencement of his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions under this subsection (d), the Participant's Accrued Pension shall be calculated without regard to such GTE Benefit.

Q. Section 10.03 is modified as follows:

10.03S Disability Retirement Pension

(a) A Participant who has 15 or more years of combined Benefit Service and Accredited Service who becomes Disabled prior to age 65 shall be entitled to a Disability Retirement Pension with respect to his GTE Benefit until the earlier of (1) the earlier of (i) the death of such retired Participant or (ii) the retired Participant's recovery from his Total and Permanent Disability, or (2) the retired Participant begins to receive an Early Retirement Pension or Normal Retirement Pension; provided that, with respect to benefits attributable to the GTE Telephone Operations Salaried Pension Plan, he is receiving benefits under the Social Security Act. The monthly Pension of a Participant eligible for a Disability Retirement Pension with respect to his GTE Benefit shall be equal to his Accrued Pension attributable to his GTE Benefit. If the Participant is otherwise eligible to commence a retirement benefit under this Appendix S to Section 13.19, he may elect to have such Disability Retirement Pension commence as of the first of any month preceding his Normal Retirement Age without reduction for such early commencement.

(b) The monthly disability pension of a Participant attributable to his GTE Benefit shall be reduced by the monthly amount, if any, payable from any Other Pension Plan.

R. Section 10.04 is modified as follows:

10.04S Deferred Vested Pension Upon Termination of Employment

(g) (i) A former Participant who has at least 5 years of Vesting Service but who is not eligible for a Normal Retirement Pension, an Early Retirement Pension, or a Disability Pension shall be entitled to a Deferred Vested Pension with respect to his GTE Benefit. The monthly Pension of a former Participant eligible for a Deferred Vested Pension with respect to his GTE Benefit shall be equal to his Accrued Pension attributable to his GTE Benefit. Such Deferred Vested Pension of a former Participant who does not meet the age and service conditions in paragraph (ii) or (iii) below shall commence on the first day of the month next following his Normal Retirement Age.

(ii) A former Participant who has completed ten (10) years of combined Benefit Service and Accredited Service may elect to have a Deferred Vested Pension with respect to his GTE Benefit commence on or after the first day of the month after the date he attains age fifty-five (55), calculated as of the early commencement date and reduced by the appropriate factor set forth in Table I - Early Commencement Factors for Deferred Vested Pensions.

(iii) A former Participant who has completed fifteen (15) or more years of combined Benefit Service and Accredited Service may elect to have a Deferred Vested Pension attributable to his GTE Benefit commence on or after the first day of the month after his combined age and Benefit Service and Accredited Service equal 76, calculated as of the early commencement date and reduced by the appropriate factor set forth in Table 1 - Early Commencement Factors for Deferred Vested Pensions. Credit for fractional parts of a year, with respect to both age and Benefit Service and Accredited Service in excess of 15 years shall be recognized at the rate of 1/12 of a year for each full month. The minimum pension described in Section 1(c) of Article VI of the Former Plan shall be based on the Benefit Service and Accredited Service the Participant would have had at his Normal Retirement Age (if he had accrued a year of Benefit Service or Accredited Service in each subsequent year until his Normal Retirement Age), multiplied by the ratio of the Participant's actual Vesting Service to the Vesting Service he would have had at his Normal Retirement Age, if he had not had a Termination of Employment.

(iv) If a Participant elects commencement of his GTE Benefit under this Section 10.04S, the Participant's Accrued Pension shall be calculated without regard to his GTE Benefit.

(h) If a former Participant is not eligible to commence his GTE Benefit prior to his Normal Retirement Age in accordance with subsections (g)(ii) or (g)(iii) above and he has not elected to waive Preretirement Survivor Annuity coverage, the amount of his Deferred Vested Pension with respect to his GTE Benefit commencing at his Normal Retirement Age shall be reduced in accordance with the charges set forth below for each full month that Preretirement Survivor Annuity coverage was in effect during the period beginning on the date of his Termination of Employment and ending on the date that the earliest of the following occurs: (i) his reemployment by the Employer or a member of the Controlled Group, (ii) the death of his Spouse, (iii) the entry of a final divorce decree dissolving the former Participant's marriage unless coverage is required pursuant to a qualified domestic relations order, (iv) commencement of the former Participant's GTE Benefit, (v) the former Participant's death, or (vi) the waiver of Preretirement Survivor Annuity coverage as provided in paragraph (i) below.

For Each Year of Coverage in Effect After the Participant's Termination of Employment	The Reduction in the Participant's Pension Accrued to his Termination of Employment Shall be
Prior to age 40	0.1%
From age 40 through 49	0.2%
From age 50 through 54	0.3%
From age 55 to commencement	0.5%

(i) At any time during the period beginning 90 days before the date as of which a Participant has a Termination of Employment and ending on the earliest to occur of the date he is reemployed by the Company or a member of the Controlled Group, his Pension Commencement Date with respect to his GTE Benefit, or his date of death, a Participant who is not eligible to commence his GTE Benefit prior to his Normal Retirement Age in accordance with paragraph (g)(ii) or (g)(iii) of this Section 10.04S may elect to waive, or revoke the election to waive, Preretirement Survivor Annuity coverage with respect to his GTE Benefit. Such election or revocation shall be subject to the following terms and conditions:

(1) Any election or revocation shall be made by giving written notice in such form and manner as may be required by the Plan Administrator.

(2) An election or revocation shall be ineffective unless the Participant's Spouse consents in writing to such election or revocation. The Spouse's consent must acknowledge the effect of such election and must be witnessed by a notary public or authorized plan representative. Any consent by a Spouse shall be irrevocable unless the Participant agrees to a revocation.

(3) Paragraph (i)(2) of this Section 10.04S shall not apply if the Plan Administrator determines that the consent required therein cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as are specified in regulations promulgated under Section 417 of the Code.

(4) Any consent by a Spouse pursuant to paragraph (i)(2) of this Section 10.04S shall be effective only with respect to that Spouse. Similarly, any establishment that the consent of a Spouse cannot be obtained for any of the reasons described in paragraph (i)(3) of this Section 10.04S shall be effective only with respect to that Spouse.

Preretirement Survivor Annuity coverage shall be automatic and without charge while a Participant is employed by the Company or a member of the Controlled Group, and a Participant's waiver of Preretirement Survivor Annuity coverage shall be ineffective during any period of employment by the Company or a member of the Controlled Group, except to the extent that such coverage is waived in accordance with paragraph (g) of Section 11.05S of this Appendix S during the 90-day period ending on the Participant's Pension Commencement Date with respect to his GTE Benefit.

(j) The Plan Administrator shall provide to each Participant eligible to waive Preretirement Survivor Annuity coverage pursuant to paragraph (i) of this Section 10.04S during a reasonable period ending on the date on which he has a Termination of Employment, a written explanation of:

(1) the terms and conditions of the Preretirement Survivor Annuity;

(2) the Participant's right to elect, and the effect of electing, to waive Preretirement Survivor Annuity coverage with respect to his GTE Benefit;

(3) the rights of a married Participant's Spouse with respect to that election; and

(4) the right of the Participant to revoke, and the effect of revoking, an election to waive Preretirement Survivor Annuity Pension coverage.

The Plan Administrator shall also provide to each Participant eligible to waive Preretirement Survivor Annuity Pension coverage pursuant to paragraph (g) of Section 11.05S of this Appendix S with the written explanation described in this paragraph (j). The Plan Administrator shall provide such written explanation at the same time as it provides the written explanation described in Section 11.04.

(k) The monthly pension of a Participant attributable to his GTE Benefit shall be reduced by the monthly amount, if any, payable from any Other Pension Plan.

S. Section 10.05 is modified as follows:

Section 10.05S Maximum Limitation on Pensions

(l) For purposes of subsection (j) above, the Defined Contribution Plan Fraction shall be limited only for Limitation Years beginning after the Closing Date and prior to January 1, 1995, and any adjustment in the Defined Benefit Plan Fraction required as a result thereof shall be made.

T. Section 11.05 is modified as follows:

11.05S Optional Forms of Pension

(g) A Participant shall receive his GTE Benefit in the normal form of payment provided in Section 11.01(b), reduced in accordance with Table II - Joint and Survivor Factors if he is married. The provisions of subsection (c) of Section 11.04 shall not apply with respect to a Participant's GTE Benefit.

A Participant may waive the normal form of payment applicable to him and elect one of the following optional forms of payment with respect only to his GTE Benefit, provided that he is eligible therefor.

(1) A reduced level Pension payable for the life of the Participant, and continuing thereafter in an amount equal to 100%, 66-2/3%, 50%, or 33-1/3%, as elected by the Participant, for the life of the Participant's Spouse or other designated Beneficiary, reduced in accordance with Table II - Joint and Survivor Factors.

(2) An annuity that is the actuarial equivalent of the Participant's GTE Benefit in the form of a single life annuity and that provides equal monthly payments for the life of the Participant, with the condition that if the Participant dies before he has received 60 monthly payments, the Participant's designated Beneficiary shall receive monthly payments in the same amount as the Participant until a total of 60 monthly payments have been made to the Participant and his Beneficiary combined. Actuarial equivalence shall be determined in accordance with Table IV - Factors for Five-Year Certain and Life Option.

(3) Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995: a lump sum distribution, with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan, if any, but only if the Participant is eligible for a Normal, Early, or Deferred Vested Retirement Pension. The amount of any such lump sum distribution shall be the actuarial equivalent of the present value of the Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan otherwise payable in the form of a single life annuity as of the date the Pension attributable to such GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan would otherwise commence. Actuarial equivalence shall be determined in accordance with Table V - Determination of Actuarial Equivalence of Lump Sum Distribution (Other Than Small Pensions). Notwithstanding anything to the contrary in Article XI, the payment of a GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan in the form of a lump sum distribution shall be in one taxable year of the recipient and shall be made on or as soon as practicable after a Participant's Pension Commencement Date. Elections to receive lump sum distributions must be submitted in writing to the Plan Administrator not later than 90 days prior to the Participant's Pension Commencement Date. Notwithstanding, the Plan Administrator, on the basis of uniform and non-discriminatory rules, may waive the 90-day requirement for good cause shown.

A Participant who waives the normal form of payment applicable to him may also waive the Preretirement Survivor Annuity coverage, if any, with respect to the GTE Benefit for which he is eligible, under the following terms and conditions: At any time during the period beginning 90 days prior to the date as of which a Participant has a Termination of Employment, his GTE Benefit commences, or his date of death, a Participant may elect to waive, or revoke an election to waive, Preretirement Survivor Annuity coverage with respect to his GTE Benefit. Such election or revocation may be made only under the conditions described in Section 11.04 with respect to waiver of the automatic Qualified Joint and Survivor Annuity.

If a Participant dies before his Pension Commencement Date, after having made (and not revoked) a valid election of an optional form of payment available under this Section 11.05S (other than a lump sum payment) and (in the case of a married Participant) a valid waiver of the Preretirement Survivor Annuity coverage with respect to his GTE Benefit, leaving a designated Beneficiary surviving him, the designated Beneficiary shall be eligible to receive benefits under the form of payment the Participant elected with respect to his GTE Benefit as if the Participant had died on the date following his Pension Commencement Date. If a Participant dies before his Pension Commencement Date, after having made (and not revoked) a valid election of a lump sum payment under this Section 11.05S with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan and (in the case of a married Participant) a valid waiver of the Preretirement Survivor Annuity coverage with respect to his GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan, the lump sum payment shall be paid to the Participant's estate.

Notwithstanding the foregoing, a Participant whose GTE Benefit commences as of the same time as his Accrued Pension (other than his GTE Benefit) may elect to receive his entire benefit in any form permitted and under the conditions and actuarial equivalence provisions of the Plan (other than this Appendix S).

U. Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995, the following 1.06S is deleted.

11.10S Payment of Small Pensions

If the present value of a former Participant's Accrued Benefit does not exceed $3,500 (and did not exceed $3,500 at the time of any prior distribution), determined as of any date after his Termination of Employment and on or before his Pension Commencement Date, the former Participant shall receive a lump sum payment of such present value. The portion of such lump sum payment attributable to his GTE Benefit shall be the amount determined by multiplying the Pension

(i) by the appropriate actuarial factor indicated in Table I - Early Commencement Factors for Deferred Vested Pensions (but only if the Pension is a Deferred Vested Pension or is a Pre-Retirement Survivor Annuity that is subject to reduction under Table I in accordance with paragraph (g) of Section 12.01S) and then

(ii) by the appropriate actuarial factor indicated in Table III - Factors for Small Pensions.

V. Section 11.10 is modified as follows:

11.10S Limitations on Distributions

(g) The provisions of this Section 11.10 shall not apply with respect to a Participant's GTE Benefit to any method of distribution designated in writing by a Participant under the terms of the Former Plan before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (as in effect before the amendments made by the Tax Reform Act of 1984).

W. Section 11.09 is modified as follows:

11.09S Suspension of Benefits Upon Reemployment

(a) (i) Effective with respect only to Employees whose employment with the Controlled Group terminates prior to November 1, 2000: retirement benefits in pay status other than those attributable to the Participant's GTE Benefit, will be suspended for each calendar month during which the Participant completes at least forty (40) Hours of Service with the Employer or receives payment for Hours of Service performed on each of eight (8) or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If the Participant has received any Pension payment or distributions in lieu of a Pension under the Plan, the Pension payable upon his subsequent Retirement shall be reduced by the Actuarial Equivalent of any such payments or distributions he had received prior to his Normal Retirement Age, other than Disability Pension payments.

(ii) Effective as of November 1, 2000, but with respect only to Employees whose employment with the Controlled Group terminates after October 31, 2000: retirement benefits in pay status, other than those attributable to the Participant's GTE Benefit, will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If a Participant whose Pension has been suspended in accordance with the preceding provisions of this subsection (a)(ii) becomes entitled to have his Pension resume, the Pension benefits that were previously suspended shall resume in the same amount and form as in effect prior to the suspension and any additional amount of Pension earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first retired.

(b) With respect to retirement benefits in pay status that are attributable to the Participant's GTE Benefit, such retirement benefits will be suspended in accordance with Section 3 of Article VI of Appendix T to this Section 13.19.

X. Section 12.01 is modified as follows:

12.01S Death Prior to Pension Commencement

(e) If a Participant dies before his Pension Commencement Date without having made a valid election of an optional form of payment with respect to his GTE Benefit, no individual shall have a right to any payment under the Plan with respect to the Participant (unless the Participant is survived by a Spouse who is entitled to a Qualified Preretirement Survivor Annuity with respect to his GTE Benefit).

(f) If the designated Beneficiary with respect to a joint and survivor annuity described in subsection (g)(1) of Section 11.05S dies before a Participant's Pension Commencement Date with respect to his GTE Benefit, the election, including any election pursuant to Section 11.05S to waive Preretirement Surviving Spouse Pension coverage with respect to his GTE Benefit shall be void, and the Participant shall be deemed not to have previously elected such an annuity. If the designated Beneficiary with respect to such a joint and survivor annuity dies before the Participant, but after the Pension Commencement Date with respect to his GTE Benefit, the amount of the Pension thereafter payable to the Participant shall not be affected in any way as a result thereof.

(g) The normal Pension Commencement Date of a Qualified Preretirement Survivor Annuity shall be the first day of the month next following the later of the deceased Participant's Normal Retirement Age or the date of his death. However, (i) if the deceased Participant died while in the service of any member of the Controlled Group after he had at least 5 years of Vesting Service or (ii) if the deceased Participant had at least 15 years of combined Benefit Service and Accredited Service, his surviving Spouse may elect to commence a Qualified Preretirement Survivor Annuity with respect to the Participant's GTE Benefit at any time prior to the date the deceased Participant would have attained his Normal Retirement Age, provided that with respect to the Spouse of a Participant described in (ii) of this paragraph (g) not earlier than the earliest date on which the deceased Participant could have elected to receive a retirement pension if he had not died and had earned no additional Benefit Service or Accredited Service under the Plan. The provisions of subsection (c) of Section 12.01 shall not apply with respect to a Participant's GTE Benefit.

(h) If a Spouse elects, in accordance with paragraph (g) of this Section 12.01S, to have the Qualified Preretirement Survivor Annuity with respect to the deceased Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan commence as of a date preceding the deceased Participant's Normal Retirement Age, the amount of such Qualified Preretirement Survivor Annuity shall not be reduced if the Participant died in the service of any member of the Controlled Group after he had at least 5 years of Vesting Service or had met the age and Benefit Service and Accredited Service requirements of Section 10.02S; otherwise, the Qualified Preretirement Survivor Annuity with respect to the Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan shall be reduced for early commencement in accordance with the appropriate factor in Table I - Early Commencement Factors for Deferred Vested Benefits, except that the factor shall be 100% in the case of a Disability Retirement with respect to the Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan.

(i) If a Spouse elects, in accordance with paragraph (g) of this Section 12.01S, to have the Qualified Preretirement Survivor Annuity with respect to the deceased Participant's GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions commence as of a date preceding the deceased Participant's Normal Retirement Date, the amount of such Qualified Preretirement Survivor Annuity (1) shall not be reduced if the Participant died in the service of any member of the Controlled Group after he had at least 5 years of Vesting Service, (2) shall be reduced in accordance with subparagraph (ii) of paragraph (e) of this Section 10.02S if the deceased Participant had met the age and service requirements for an Early Retirement Pension with respect to his GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions specified in subparagraph (i) of paragraph (d) of this Section 10.02S at the time of his Termination of Employment, and (3) otherwise shall be reduced for early commencement in accordance with the appropriate factor in Table I - Early Commencement Factors for Deferred Vested Benefits, except that the factor shall be 100% in the case of a Disability Retirement with respect to the Participant's GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions.

ATTACHMENT I
TO
APPENDIX S

CONTEL PROVISIONS

WITNESSETH THAT WHEREAS, effective March 14, 1991, pursuant to the Merger Agreement and Plan of Reorganization Dated as of August 7, 1990 By and Among GTE Corporation, GTE Exchange Corporation and Contel Corporation (the "Merger Agreement"), GTE Exchange Corporation, a wholly-owned subsidiary of GTE Corporation ("GTE"), merged with and into Contel Corporation ("Contel"), and Contel, as the surviving corporation, became a wholly-owned subsidiary of GTE;

WHEREAS, GTE now wishes (i) to transfer certain salaried employees who as of June 30, 1992, are active participants in the Contel Plan (the "Contel Salaried Employees") to certain tax-qualified defined benefit plans that are maintained by GTE and/or its subsidiaries and their affiliates and that provide pension benefits to similarly situated employees of GTE and its subsidiaries, (ii) to provide for the transfer of the benefits accrued under the Contel Plan as of June 30, 1992, by the Contel Salaried Employees and by certain participants in the GTE plans who are former participants in the Contel Plan to the appropriate GTE plans, and (iii) to provide for the transfer of assets from the Contel Plan to the appropriate GTE plans in amounts that are at least sufficient to satisfy the applicable asset allocation requirements of Section 414(l) of the Internal Revenue Code of 1986, as amended (the "Code");

WHEREAS, GTE Service Corporation wishes to amend the GTE Telephone Operations Salaried Pension Plan (the "GTE Salaried Plan"), effective July 1, 1992, to permit certain Contel Salaried Employees to participate in the GTE Salaried Plan and to permit the transfer into the GTE Salaried Plan and its related trust of those Contel Salaried Employees' accrued benefits under the Contel Plan as of June 30, 1992, and the related assets; and

WHEREAS, under the terms of the GTE Salaried Plan, the Board of Directors of GTE Service Corporation has the authority to amend the Plan;

NOW, THEREFORE, BE IT RESOLVED that the Board of Directors of GTE Service Corporation hereby amends the GTE Salaried Plan to provide as follows:

1. Effective July 1, 1992, the Contel Salaried Employees who are identified in Part II of Exhibit 1 to these resolutions (the "Current Contel Employees") shall be eligible to participate in the GTE Salaried Plan as of July 1, 1992.

2. For purposes of these resolutions, the following words and phrases shall have the meanings set forth below:

a. "Contel Participant" shall mean a Current Contel Employee or an Individual Transferee.

b. "Contel Plan" shall mean the Contel System Pension Plan, as in effect on June 30, 1992, except where a different effective date is specified in these resolutions.

c. "Contel Service" shall mean a Contel Participant's period of service as of his Transfer Date, that is recognized for benefit accrual purposes under the terms of the Contel Plan.

d. "Contel Service Benefit" shall mean a Contel Participant's accrued benefit determined as of his Transfer Date, in accordance with Sections 1.1 and 14.2 of the Contel Plan in effect on that date.

e. "GTE Benefit" shall mean (i) in the case of a Contel Participant whose normal retirement benefit is calculated under Paragraph 4.a., below, the Contel Participant's GTE Service Benefit; and (ii) in the case of a Contel Participant whose normal retirement benefit is calculated under Paragraph 4.b., below, the difference between the Contel Participant's Total Service Benefit and his Contel Service Benefit.

f. "GTE Compensation" shall mean a Contel Participant's compensation determined under the definition of compensation set forth in the GTE Salaried Plan that is used to determine a participant's benefits thereunder. GTE Compensation shall include the remuneration that the Contel Participant received on or before his Transfer Date from Contel or from another company participating in the Contel Plan, but only to the extent that such remuneration is of a type that is recognized and taken into account under the GTE Salaried Plan's definition of compensation.

g. "GTE Service" shall mean the Contel Participant's period of service after his Transfer Date that is recognized under the terms of the GTE Salaried Plan for benefit accrual purposes.

h. "GTE Service Benefit" shall mean a Contel Participant's accrued benefit determined under the GTE Salaried Plan's benefit formula and based on the Contel Participant's GTE Service and GTE Compensation.

i. "Individual Transferee" shall mean a person who (i) is a Classified Employee (as defined in Section 7.9(b) of the Merger Agreement), (ii) became a participant in the GTE Salaried Plan before July 1, 1992, (iii) transferred from a Contel business unit to a GTE business unit before July 1, 1992, (iv) was a participant in the Contel Plan before he transferred to a GTE business unit, (v) ceased accruing a benefit under the Contel Plan as of the date he transferred to a GTE business unit, and (vi) is an active employee as of June 30, 1992 and has not commenced receiving benefits under either the Contel Plan or the GTE Salaried Plan as of June 30, 1992.

j. "Total Service Benefit" shall mean a Contel Participant's accrued benefit determined solely under the GTE Salaried Plan's benefit formula based on the Contel Participant's Contel Service and GTE Service and his GTE Compensation.

k. "Transfer Date" shall mean (i) with respect to a Current Contel Employee, June 30, 1992, and (ii) with respect to an Individual Transferee, the date on which he ceased accruing benefits under the Contel Plan.

3. For purposes of determining vesting and benefit eligibility (including eligibility for early retirement benefits, disability benefits, and other benefits), the GTE Salaried Plan shall recognize the period of service with which a Contel Participant is credited as of June 30, 1992, for vesting and benefit eligibility purposes under the terms of the Contel Plan.

4. The normal retirement benefit under the GTE Salaried Plan of a Contel Participant shall be equal to the greater of the following:

a. The sum of the Contel Participant's Contel Service Benefit and GTE Service Benefit; or

b. The Contel Participant's Total Service Benefit.

5. The early retirement benefits, optional forms of benefit, and ancillary benefits that are available under the Contel Plan, shall be available under the GTE Salaried Plan to Contel Participants subject to the following conditions:

a. Early Retirement Benefits:

(1) A Contel Participant who, as of July 1, 1992, has satisfied the requirements for an early retirement benefit under Section 4.3 of the Contel Plan shall be eligible to receive an early retirement benefit subject to the following conditions:

(a) if the Contel Participant's benefit is determined under Paragraph 4.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall not be reduced to reflect commencement before his normal retirement date; and

(b) if the Contel Participant's benefit is determined under Paragraph 4.b., above, his Total Service Benefit shall not be reduced to reflect commencement before his normal retirement date.

(2) A Contel Participant who, after July 1, 1992, satisfies the requirements for an early retirement benefit under Section 4.3 of the Contel Plan, but who does not satisfy the requirements for an early retirement benefit under the GTE Salaried Plan, shall be eligible to receive an early retirement benefit subject to the following conditions.

(a) if the Contel Participant's benefit is determined under Paragraph 4.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall be actuarially reduced from his normal retirement date (using the GTE Salaried Plan's early commencement factors that are applicable to deferred vested pensions); and

(b) if the Contel Participant's benefit is determined under Paragraph 4.b., above, his Total Service Benefit shall be actuarially reduced from his normal retirement date (using the GTE Salaried Plan's early commencement factors that are applicable to deferred vested pensions).

(3) A Contel Participant who, either before or after July 1, 1992, satisfies the requirements for an early retirement benefit under the GTE Salaried Plan shall be eligible to receive an early retirement benefit pursuant to the terms of the GTE Salaried Plan, regardless of whether he has satisfied the requirements for an early retirement benefit under Section 4.3 of the Contel Plan, subject to the following conditions:

(a) if the Contel Participant's benefit is determined under Paragraph 4.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall be reduced in accordance with the GTE Salaried Plan's early retirement reduction factors; and

(b) if the Contel Participant's benefit is determined under Paragraph 4.b., above, his Total Service Benefit shall be reduced in accordance with the GTE Salaried Plan's early retirement reduction factors.

b. Deferred Vested Benefits

(1) If a Contel Participant terminates from service with a nonforfeitable right to a benefit under Article 6 of the Contel Plan, he may elect to begin receiving his benefit under the GTE Salaried Plan as of any date provided under Article 6 of the Contel Plan, or, if earlier, as of any date provided under the terms of the GTE Salaried Plan.

(2) If a Contel Participant elects to receive his benefit as provided in Paragraph 5.b.(1), above, his entire benefit shall be reduced in accordance with the GTE Salaried Plan's early commencement factors that are applicable to deferred vested pensions. However, in no event shall the amount of a Contel Participant's benefit determined as provided in the preceding sentence be less than the amount of his Contel Service Benefit reduced in accordance with the Contel Plan's early commencement factors that are applicable to deferred vested pensions.

c. Optional Forms of Payment

(1) If a Contel Participant satisfies (either before or after July 1, 1992) the requirements for an optional form of benefit under the Contel Plan (other than any optional forms of benefit that are available solely with respect to a Transitional Benefit or Special Minimum Benefit under Articles 14 and 15 of the Contel Plan), the Contel Participant may elect to receive his entire benefit in any optional form of benefit provided under the Contel Plan (including, but not limited to, a life and 5-year certain annuity, and the various qualified joint and survivor annuities available under Section 4.6B. of the Contel Plan), subject to the conditions specified in subparagraph (2), below. If a Contel Participant satisfies (either before or after July 1, 1992) the requirements for an optional form of benefit under the GTE Salaried Plan, the Contel Participant may elect to receive his entire benefit in any optional form of benefit provided under the GTE Salaried Plan (including, but not limited to, a lump sum payment). Except as provided in Paragraph 6.c., below, with respect to certain grandfathered benefits, a Contel Participant's election of an optional form shall be applicable to his entire benefit.

(2) If a Contel Participant elects to receive his benefit in a form that is available under both the Contel Plan and the GTE Salaried Plan (including a lump sum payment of a vested accrued benefit whose value is $3,500 or less), his benefit shall be determined as follows:

(a) if the Contel Participant's benefit is determined under Paragraph 4.a., above, the Contel Participant's Contel Service Benefit payable in the form provided in Section 4.6.A. of the Contel Plan shall be converted to an actuarially equivalent single life annuity ("Converted Contel Service Benefit"), and then the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the GTE Salaried Plan shall be applied to the Contel Participant's Converted Contel Service Benefit and GTE Service Benefit; and

(b) if the Contel Participant's benefit under the GTE Salaried Plan is determined under Paragraph 4.b., above, the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the GTE Salaried Plan shall be applied to the Contel Participant's entire benefit.

However, in no event shall the amount of a Contel Participant's benefit determined as provided in subparagraph (a) or (b), above, be less than the amount of the Contel Participant's Contel Service Benefit payable in the same form and determined on the basis of the actuarial factors and assumptions that are applicable to the form elected as provided under the terms of the Contel Plan.

(3) If a Contel Participant elects to receive his benefit in a form that is available solely under the GTE Salaried Plan, the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Plan shall be applied to the Contel Participant's entire benefit.

d. Ancillary Benefits: Except as provided in Paragraph 6.a., below, with respect to certain grandfathered benefits, a Contel Participant shall not be eligible under the GTE Salaried Plan to receive any ancillary benefit (including, but not limited to any disability benefit not in excess of a "qualified disability benefit" under Section 411(a)(9) of the Code and any pre-retirement or post-retirement death benefit) that is available under the Contel Plan and that is a part of the Contel Participant's Contel Service Benefit. A Contel Participant's entitlement to any ancillary benefit under the GTE Salaried Plan shall be determined solely by the terms of the GTE Salaried Plan with respect to the Contel Participant's entire accrued benefit. The terms of the GTE Salaried Plan shall determine the type, amount, duration, and other characteristics of each ancillary benefit that is payable to a Contel Participant.

6. Provisions Applicable to Certain Grandfathered Benefits:

a. A Contel Participant shall be eligible under the GTE Salaried Plan to receive any ancillary benefit that is part of a Transitional Benefit or Special Minimum Benefit provided under Articles 14 and 15 of the Contel Plan, including, but not limited to, the Special Surviving Spouse Benefit that is provided for in Section 14.5 of the Contel Plan, but only with respect to the Contel Participant's Transitional Benefit or Special Minimum Benefit that has accrued as of June 30, 1992.

b. If a Contel Participant satisfied the requirements under Article 14 or 15 of the Contel Plan for commencement of benefits before his normal retirement date, he may elect to receive his Contel Service Benefit pursuant to the terms of Article 14 or 15 of the Contel Plan. If a Contel Participant elects to begin receiving his Contel Service Benefit under Article 14 or 15 of the Contel Plan before he is otherwise eligible to receive his GTE Benefit, the Contel Participant shall begin receiving his GTE Benefit on the earliest date under the GTE Salaried Plan on which a Contel Participant may begin receiving a benefit.

c. If a Contel Participant satisfies the requirements applicable to any optional forms of benefit that are available solely with respect to a Transitional Benefit or Special Minimum Benefit under Article 14 or 15 of the Contel Plan, the Contel Participant may elect to receive his Contel Service Benefit in any such forms. If a Contel Participant elects to receive his Contel Service Benefit pursuant to this Paragraph 6.c. in a form that includes a survivor annuity, the Contel Participant's GTE Benefit shall be payable under the GTE Salaried Plan's automatic qualified joint and survivor annuity, with the same person receiving the survivor annuity under the Contel Service Benefit and the GTE Benefit. If a Contel Participant elects to receive his Contel Service Benefit pursuant to this Paragraph 6.c. in a form that does not provide a survivor annuity, the Contel Participant's GTE Benefit shall be payable as a straight life annuity.

7. Provisions Applicable to All Participants in the GTE Salaried Plan:

Effective July 1, 1992, all pre-March 14, 1991 GTE pension plan or Contel System Pension Plan Vesting, Credited or Accredited Service of current participants in the Plan that has not already been taken into account under the terms of the GTE Salaried Plan will be considered to be Vesting Service or Accredited Service, as the case may be, for all purposes under the terms of the GTE Salaried Plan, including vesting, eligibility and benefit computation purposes.

EXHIBIT 1
TO
ATTACHMENT I
TO
APPENDIX S

PART I: Contel Cellular Employees Participating in the Contel System Pension Plan on December 31, 1991.

Employees Transferred to the GTE Service Corporation Plan for Employees' Pensions

PART II: Telops Employees Participating in the Contel System Pension Plan on June 30, 1992.

Employees Transferred to the GTE Telephone Operations Salaried Pension Plan

PART III: Contel Employees Participating in the Contel Retirement Savings Plan on December 31, 1991

Section A - Employees Transferred to the GTE Service Corporation Plan for Employees' Pensions

Section B - Employees Transferred to the GTE Government Systems Pension Plan for Salaried Employees

PART IV: Former Contel Plan Participants Who Transferred to a GTE Business Unit

Section A - Transferred Employees Participating in the GTE Service Corporation Plan for Employees' Pensions

Section B - Transferred Employees Participating in the GTE Telephone Operations Salaried Pension Plan

Section C - Transferred Employees Participating in the GTE Government Systems Corporation Pension Plan for Salaried Employees

ATTACHMENT II
TO
APPENDIX S

CONTEL PROVISIONS

RESOLVED: That effective February 1, 1993 (except as otherwise provided), the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions (the "Southeast Plan") is amended conditional upon the receipt of a favorable determination letter from the Internal Revenue Service that the Southeast Plan continues to be qualified under section 401(a) of the Internal Revenue Code, as follows:

1. For purposes of these resolutions, the following words and phrases shall have the meanings set forth below:

a. "Contel Affiliate" shall mean Contel of Virginia, Inc. (d/b/a GTE Virginia), Contel of West Virginia, Inc. (d/b/a GTE West Virginia), Contel of the South, Inc. (d/b/a GTE Systems of the South), Contel of North Carolina, Inc. (d/b/a GTE North Carolina), and Contel of South Carolina, Inc. (d/b/a GTE South Carolina).

b. "Contel Participant" shall mean (i) an hourly-paid employee of a Contel Affiliate who, on February 1, 1993, is an "Employee" within the meaning of Section 15 of Article II of the Southeast Plan or (ii) an Individual Transferee.

c. "Contel Plan" shall mean the Contel System Pension Plan, as in effect on January 31, 1993, except where a different effective date is specified in these resolutions.

d. "Contel Service" shall mean a Contel Participant's period of service as of his Transfer Date that is recognized for benefit accrual purposes under the terms of the Contel Plan in effect on that date.

e. "Contel Service Benefit" shall mean a Contel Participant's accrued benefit determined as of his Transfer Date in accordance with Sections 1.1 and 14.2 of the Contel Plan in effect on that date.

f. "GTE Benefit" shall mean (i) in the case of a Contel Participant whose normal retirement benefit is calculated under Paragraph 3.a., below, the Contel Participant's GTE Service Benefit; and (ii) in the case of a Contel Participant whose normal retirement benefit is calculated under Paragraph 3.b., below, the difference between the Contel Participant's Total Service Benefit and his Contel Service Benefit.

g. "GTE Compensation" shall mean a Contel Participant's compensation determined under the definition of compensation set forth in the Southeast Plan that is used to determine a participant's benefits thereunder. GTE Compensation shall include the remuneration that the Contel Participant received on or before his Transfer Date from a Contel Affiliate or from another company participating in the Contel Plan, but only to the extent that such remuneration is of a type that is recognized and taken into account under the Southeast Plan's definition of compensation.

h. "GTE Service" shall mean the Contel Participant's period of service after his Transfer Date that is recognized under the terms of the Southeast Plan for benefit accrual purposes.

i. "GTE Service Benefit" shall mean a Contel Participant's accrued benefit determined under the Southeast Plan's benefit formula and based on the Contel Participant's GTE Service and GTE Compensation.

j. "Individual Transferee" shall mean a person who (i) became a participant in the Southeast Plan before February 1, 1993, (ii) transferred (either voluntarily or involuntarily) from a Contel business unit to a GTE business unit before February 1, 1993, (iii) was a participant in the Contel Plan before he transferred to a GTE business unit, (iv) ceased accruing a benefit under the Contel Plan as of the date he transferred to a GTE business unit, and (v) has not commenced receiving benefits under either the Contel Plan or the Southeast Plan as of January 31, 1993.

k. "Total Service Benefit" shall mean a Contel Participant's accrued benefit determined solely under the Southeast Plan's benefit formula based on the Contel Participant's Contel Service and GTE Service and his GTE Compensation.

l. "Transfer Date" shall mean (i) with respect to an Individual Transferee, the date on which he ceased accruing benefits under the Contel Plan, and (ii) with respect to all other Contel Participants, January 31, 1993.

2. For purposes of determining vesting and benefit eligibility (including eligibility for early retirement benefits, disability benefits, and other benefits), the Southeast Plan shall recognize the period of service with which a Contel Participant is credited as of January 31, 1993, for vesting and benefit eligibility purposes under the terms of the Contel Plan.

3. The normal retirement benefit under the Southeast Plan of a Contel Participant shall be equal to the greater of the following:

a. The sum of the Contel Participant's Contel Service Benefit and GTE Service Benefit; or

b. The Contel Participant's Total Service Benefit.

4. The early retirement benefits, optional forms of benefit, and ancillary benefits that are available under the Contel Plan, shall be available under the Southeast Plan to Contel Participants subject to the following conditions:

a. Early Retirement Benefits:

(1) A Contel Participant who, as of January 31, 1993, has satisfied the requirements for an early retirement benefit under Section 4.3 of the Contel Plan shall be eligible to receive an early retirement benefit subject to the following conditions:

(a) if the Contel Participant's benefit is determined under Paragraph 3.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall not be reduced to reflect commencement before his normal retirement date; and

(b) if the Contel Participant's benefit is determined under Paragraph 3.b., above, his Total Service Benefit shall not be reduced to reflect commencement before his normal retirement date.

(2) A Contel Participant who, after February 1, 1993, satisfies the requirements for an early retirement benefit under Section 4.3 of the Contel Plan, but who does not satisfy the requirements for an early retirement benefit under the Southeast Plan, shall be eligible to receive an early retirement benefit subject to the following conditions:

(a) if the Contel Participant's benefit is determined under Paragraph 3.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall be actuarially reduced from his normal retirement date (using the Southeast Plan's early commencement factors that are applicable to deferred vested pensions); and

(b) if the Contel Participant's benefit is determined under Paragraph 3.b., above, his Total Service Benefit shall be actuarially reduced from his normal retirement date (using the Southeast Plan's early commencement factors that are applicable to deferred vested pensions).

(3) A Contel Participant who, either before or after February 1, 1993, satisfies the requirements for an early retirement benefit under the Southeast Plan shall be eligible to receive an early retirement benefit pursuant to the terms of the Southeast Plan, regardless of whether he has satisfied the requirements for an early retirement benefit under Section 4.3 of the Contel Plan, subject to the following conditions:

(a) if the Contel Participant's benefit is determined under Paragraph 3.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall be reduced in accordance with the Southeast Plan's early retirement reduction factors; and

(b) if the Contel Participant's benefit is determined under Paragraph 3.b., above, his Total Service Benefit shall be reduced in accordance with the Southeast Plan's early retirement reduction factors.

b. Deferred Vested Benefits:

(1) If a Contel Participant terminates from service with a nonforfeitable right to a benefit under Article 6 of the Contel Plan, he may elect to begin receiving his benefit under the Southeast Plan as of any date provided under Article 6 of the Contel Plan, or, if earlier, as of any date provided under the terms of the Southeast Plan.

(2) If a Contel Participant elects to receive his benefit as provided in Paragraph 4.b.(1), above, his entire benefit shall be reduced in accordance with the Southeast Plan's early commencement factors that are applicable to deferred vested pensions. However, in no event shall the amount of a Contel Participant's benefit determined as provided in the preceding sentence be less than the amount of his Contel Service Benefit reduced in accordance with the Contel Plan's early commencement factors that are applicable to deferred vested pensions.

c. Optional Forms of Payment:

(1) If a Contel Participant satisfies (either before or after February 1, 1993) the requirements for an optional form of benefit under the Contel Plan (other than any optional forms of benefit that are available solely with respect to a Transitional Benefit or Special Minimum Benefit under Articles 14 and 15 of the Contel Plan), the Contel Participant may elect to receive his entire benefit in any optional form of benefit provided under the Contel Plan (including, but not limited to, a life and 5-year certain annuity, and the various qualified joint and survivor annuities available under Section 4.6B. of the Contel Plan), subject to the conditions specified in subparagraph (2), below. If a Contel Participant satisfies (either before or after February 1, 1993) the requirements for an optional form of benefit under the Southeast Plan, the Contel Participant may elect to receive his entire benefit in any optional form of benefit provided under the Southeast Plan. Except as provided in Paragraph 5.c., below, with respect to certain grandfathered benefits, a Contel Participant's election of an optional form shall be applicable to his entire benefit.

(2) If a Contel Participant elects to receive his benefit in a form that is available under both the Contel Plan and the Southeast Plan (including a lump sum payment of a vested accrued benefit whose value is $3,500 or less) his benefit shall be determined as follows:

(a) if the Contel Participant's benefit is determined under Paragraph 3.a., above, the Contel Participant's Contel Service Benefit payable in the form provided in Section 4.6.A. of the Contel Plan shall be converted to an actuarially equivalent single life annuity ("Converted Contel Service Benefit"), and then the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Contel Plan shall be applied to the Contel Participant's Converted Contel Service Benefit and GTE Service Benefit; and

(b) if the Contel Participant's benefit under the Southeast Plan is determined under Paragraph 3.b., above, the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Southeast Plan shall be applied to the Contel Participant's entire benefit.

However, in no event shall the amount of a Contel Participant's benefit determined as provided in subparagraph (a) or (b), above, be less than the amount of the Contel Participant's Contel Service Benefit payable in the same form and determined on the basis of the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Contel Plan

(3) If a Contel Participant elects to receive his benefit in a form that is available solely under the Southeast Plan, the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Southeast Plan shall be applied to the Contel Participant's entire benefit.

d. Ancillary Benefits: Except as provided in Paragraph 5.a., below, with respect to certain grandfathered benefits, a Contel Participant shall not be eligible under the Southeast Plan to receive any ancillary benefit (including, but not limited to any disability benefit not in excess of a "qualified disability benefit" under Section 411(a)(9) of the Code and any preretirement or post-retirement death benefit) that is available under the Contel Plan and that is a part of the Contel Participant's Contel Service Benefit. A Contel Participant's entitlement to any ancillary benefit under the Southeast Plan shall be determined solely by the terms of the Southeast Plan with respect to the Contel Participant's entire accrued benefit. The terms of the Southeast Plan shall determine the type, amount, duration, and other characteristics of each ancillary benefit that is payable to a Contel Participant.

5. Provisions Applicable to Certain Grandfathered Benefits:

a. A Contel Participant shall be eligible under the Southeast Plan to receive any ancillary benefit that is part of a Transitional Benefit or Special Minimum Benefit provided under Articles 14 and 15 of the Contel Plan, including, but not limited to, the Special Surviving Spouse Benefit that is provided for in Section 14.5 of the Contel Plan, but only with respect to the Contel Participant's Transitional Benefit or Special Minimum Benefit that has accrued as of January 31, 1993.

b. If a Contel Participant satisfies the requirements under Article 14 or 15 of the Contel Plan for commencement of benefits before his normal retirement date, he may elect to receive his Contel Service Benefit pursuant to the terms of Article 14 or 15 of the Contel Plan. If a Contel Participant elects to begin receiving his Contel Service Benefit under Article 14 or 15 of the Contel Plan before he is otherwise eligible to receive his GTE Benefit, the Contel Participant shall begin receiving his GTE Benefit on the earliest date under the Southeast Plan on which a Contel Participant may begin receiving a benefit.

c. If a Contel Participant satisfies the requirements applicable to any optional forms of benefit that are available solely with respect to a Transitional Benefit or Special Minimum Benefit under Article 14 or 15 of the Contel Plan, the Contel Participant may elect to receive his Contel Service Benefit in any such forms. If a Contel Participant elects to receive his Contel Service Benefit pursuant to this Paragraph 5.c. in a form that includes a survivor annuity, the Contel Participant's GTE Benefit shall be payable under the Southeast Plan's automatic qualified joint and survivor annuity, with the same person receiving the survivor annuity under the Contel Service Benefit and the GTE Benefit. If a Contel Participant elects to receive his Contel Service Benefit pursuant to this Paragraph 5.c. in a form that does not provide a survivor annuity, the Contel Participant's GTE Benefit shall be payable as a single life annuity.

6. Provisions Applicable to All Participants in the Southeast Plan:

Effective February 1, 1993, all pre-March 14, 1991 GTE pension plan or Contel Plan Vesting Credited or Accredited Service of current participants in the Southeast Plan that has not already been taken into account under the terms of the Southeast Plan will be considered to be Vesting Service or Accredited Service, as the case may be, for all purposes under the terms of the Southeast Plan, including vesting, eligibility and benefit computation purposes; provided that no participant shall be credited with Accredited Service pursuant to this Paragraph 6 if such participant is receiving a benefit under the Contel System Pension Plan with respect to such Service.

APPENDIX T
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
GTE SOUTH INCORPORATED AND CONTEL OF THE SOUTH, INC.

Pursuant to Employee Transfer Agreements between ALLTEL Georgia Communications Corp. and GTE South Incorporated, ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, (the "Employee Transfer Agreements") certain employees of GTE South Incorporated and Contel of the South, Inc. who are covered by a collective bargaining agreement and whose employment transferred to ALLTEL Georgia Communications Corp., ALLTEL Illinois, Inc., ALLTEL Indiana, Inc., or ALLTEL Michigan, Inc. became Employees (the "Bargaining Transfer Employees"). Effective as of the "Closing Date," as Closing Date is defined in the Employee Transfer Agreements, assets and liabilities with respect to the Bargaining Transfer Employees shall be transferred to the Plan from the General Telephone Company of the South (Southeast) Plan for Hourly-Paid Employees' Pensions. Thereafter, the provisions of the Plan shall govern the interests of participants, former participants, contingent annuitants or any other person or entity claiming any right or interest under the Former Plan with respect to the Bargaining Transfer Employees.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to the Bargaining Transfer Employees.

Notwithstanding any other provision of the Plan, effective as of the Closing Date, Articles VIII, IX, X, XI, and XII, and Article I to the extent it applies to Articles VIII, IX, X, XI, and XII, of the Plan are replaced in their entirety (except to the extent Change in Employment Status provisions apply) the provisions set forth below with respect to any Bargaining Transfer Employee or other Employee who is in employment of the Controlled Group covered under the Plan on or after the Closing Date as an employee covered by a collective bargaining agreement providing for coverage under this Appendix T.

ARTICLE I Definitions

The following words and phrases shall have the following meanings for purposes of this Appendix T unless a different meaning is plainly required by the context:

1. "Accredited Service" means the period of employment which shall be taken into account, pursuant to Article III of this Appendix T, in the computation of benefits under the Plan.

2. "Accrued Benefit" means for any participant, on any given date, the Service Pension (whether or not vested) which would be payable to the participant at Normal Retirement Date in accordance with the formulas set forth in Section 1 of Article V of this Appendix T.

3. "Affiliate" shall have the meaning set forth in Section 3 of Article II of the Former Plan for periods prior to the Closing Date, and thereafter shall mean any member of the "Controlled Group" as defined in Section 1.15 of the Plan.

4. "Average Annual Compensation" means the average annual basic remuneration (exclusive of overtime, differentials, premiums and other similar types of payment, but inclusive of commissions and bonuses on account of sales when received by an Employee pursuant to a written commitment of his employer) based on the Employee's rate of compensation during the five consecutive years of employment with the Company, or any employer recognized, pursuant to Section 6 of Article III of this Appendix T for the purpose of determining Accredited Service, during which he was compensated at the highest rates of pay. Any amount that would qualify as remuneration but for the Employee's agreement to forego receipt of remuneration pursuant to a written agreement shall be treated as remuneration for purposes of determining the Average Annual Compensation. If an Employee's Average Annual Compensation is determined on the basis of any year during which the Employee was credited with less than the Customary Work Year, the Employee's basic remuneration for such calendar year shall be adjusted, solely for the purpose of calculating such Employee's Average Annual Compensation, by multiplying the Employee's basic remuneration by a fraction, the numerator of which is the Customary Work Year and the denominator of which is the number of Hours of Service credited to the Employee during such year. Notwithstanding the foregoing, for Plan Years that begin after December 31, 1993, no compensation in excess of $150,000 (as adjusted annually for cost of living increases in accordance with Sections 401(a)(17) and 415(d) of the Code) shall be taken into account for purposes of this Section 4 of Article I of this Appendix T.

In addition to other applicable limitations which may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, Compensation (after aggregation of "family members") taken into account under the Plan shall not exceed $200,000, adjusted for changes in the cost of living as provided in Section 415(d) of the Internal Revenue Code, for the purpose of calculating a Plan participant's Accrued Benefit (including the right to any optional benefit provided under the Plan) for any Plan Year commencing after December 31, 1988 and prior to January 1, 1994. For Plan Years beginning after December 31, 1993 and prior to January 1, 1997, $150,000 shall be substituted for $200,000 in the immediately preceding sentence and for Plan Years beginning after December 31, 1996, $150,000 shall be substituted for $200,000 in the immediately preceding sentence and aggregation of "family members" shall not apply. For purposes of the preceding sentence, a "family member" shall mean an employee of the Controlled Group who is, on any one day of the year, a spouse or a lineal descendant who has not attained age 19 before the last day of the year, of an individual who during the year was (i) an active or former employee of the Controlled Group and a 5% owner within the meaning of Section 414(q)(3) of the Code and regulations thereunder, or (ii) one of the ten most highly-paid Highly Compensated Employees; provided, however, that any compensation paid to such spouse or lineal descendant shall be treated as if it were paid to the individual described in (i) or (ii) above. If, as a result of the family aggregation rules, the dollar limitation under Section 401(a)(17) of the Code (as adjusted from time to time) would be exceeded, the limitation shall be prorated among the Participant and his or her family members in proportion to each one's Average Annual Compensation as determined prior to the application of this limitation. However, the Accrued Benefit determined in accordance with this provision shall not be less than the Accrued Benefit determined on May 31, 1989 without regard to this provision.

Notwithstanding the preceding sentence, the Accrued Benefit of any Plan participant who is a highly compensated employee, within the meaning of section 414(q) of the Code, is reduced to the extent a benefit has accrued with respect to Compensation in excess of $200,000 during the 1989 Plan Year before the later of the adoption or effective date of this provision.

5. "Beneficiary means the Spouse of a deceased Employee who is entitled to a Spouse's Pension or any individual designated or deemed designated by an Employee or former Employee in accordance with Section 5 of Article IV of this Appendix T to receive a Joint-Survivor Pension or other benefit after his death under this Plan.

6. "Board" shall have the meaning set forth in Section 6 of Article II of the Former Plan prior to the Closing Date and thereafter means the "Board of Directors" as defined in Section 1.10 of the Plan.

7. "Code" means the "Code" as defined in Section 1.11 of the Plan.

8. "Committee" or "Employee Benefits Committee" means the "Committee" as defined in Section 1.12 of the Plan.

9. "Company" shall have the meaning set forth in Section 9 of Article II of the Former Plan for periods prior to the Closing Date, and thereafter means any Employer (as defined in Section 1.19 of the Plan) whose employees are covered by a collective bargaining agreement providing for coverage under this Appendix T.

10. "Customary Work Year" means:

(a) in the case of the Company, the lesser of (i) 2080 hours or (ii) the standard number of hours worked in any calendar year by Employees comparably situated in the Company according to written statements of Company policy in effect from time to time, and

(b) in the case of an Affiliate or any other employer, the lesser of (i) the number of hours required for a year of service under any Other Pension Plan sponsored by such employer or (ii) the standard number of hours worked in any calendar year by employees comparably situated according to written statements of the employer's policy in effect from time to time.

11. "Deferred Vested Pension" means the payments under the Plan to an Employee who is eligible by reason of age and Vesting Service, pursuant to Section 5 of Article IV of this Appendix T and Section 3 of Article V of this Appendix T.

12. "Disability Pension" means the payments under the Plan, by reason of Disability, to a Retired Employee for the period of Disability, pursuant to Section 4 of Article IV of this Appendix T and Section 2 of Article V of this Appendix T.

13. "Disabled" or "Disability" means the total disability of an Employee as determined by the Committee on the basis of proper medical evidence, whereby the Employee is completely unable to engage in any and every duty pertaining to any occupation or employment for wage or profit for which he is reasonably qualified by training, education or experience, and such total disability can be expected to result in death or to be of long-continued and indefinite duration.

14. "Eligibility Computation Period" means the following: The initial computation period shall be the twelve (12) consecutive month period commencing on the date the Employee completes an Hour of Service; the second computation period shall be the Plan Year which includes the first anniversary of the date the Employee completes an Hour of Service and succeeding computation periods shall be computed on the basis of the Plan Year.

15. "Employee" shall have the meaning set forth in Section 15 of Article II of the Former Plan for periods prior to the Closing Date, and thereafter means any employee of an Employer (as defined in Section 1.19 of the Plan) covered by a collective bargaining agreement providing for coverage under this Appendix T. The term "Employee" shall not include a "leased employee" within the meaning of Section 414(n) of the Code (this provision shall be effective as of January 1, 1984, as if it had been adopted as part of the Plan in effect on that date); and shall not include an Employee who is retained by the Company pursuant to a contract or agreement that specifies that the Employee is not eligible to participate in the Plan. The term "Employee" shall not include an individual whose basic compensation for services rendered on behalf of the Company is not paid directly by the Company.

16. "Enrolled Actuary" means "Actuary" as defined in Section 1.04 of the Plan.

17. "ERISA" means the "Act" as defined in Section 1.02 of the Plan.

18. "Hour of Service" means the following: Each Employee shall be credited with an Hour of Service for:

(a) each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company or any Affiliate for the performance of duties (such hours to be credited to the Employee for the computation period or periods in which the duties are performed); and

(b) each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company or any Affiliate for reasons other than the performance of duties; and

(c) each hour for which back pay to an Employee, irrespective of mitigation of damages, has been either awarded or agreed to by the Company or any Affiliate.

For the purpose of crediting hours in subsections (b) and (c) above, such hours shall be credited in accordance with Section 2530.200b-2(b) and (c) of Title 29 of the Code of Federal Regulations, as amended from time to time.

19. "Normal Retirement Age" means age 65, except that, in the case of any Employee who (i) was not employed (as an Employee or otherwise) by the Company or any Affiliate on or before the last day of the month during which he attained age 60, and (ii) completes at least one Hour of Service after 1987, "Normal Retirement Age" means the fifth anniversary of the date as of which the Employee's participation in the Plan commenced. (This provision is effective January 1, 1988.)

20. "Other Pension Plan" means

(a) any pension plan or any pension system (except this Appendix T),

(b) any payment required to be made by law or regulation on account of termination or separation from employment,

(c) any other similar program, or

(d) any similar plan, system, payment, or program to the extent that it provides benefits that are attributable to service with the Company or an employer described in Section 6 of Article III of this Appendix T as a result of a transfer of liabilities from this Plan or any other arrangement described in clause (a), (b), or (c), to which the Company, any employer described in Section 6 of Article III of this Appendix T, or (in the case of an arrangement described in clause (d)) any other employer has contributed or does contribute during the continuance of the Plan, either directly or indirectly, but in any case only to the extent that amounts paid thereunder are provided by or are attributable to employer contributions; but this term does not include:

(i) a pension paid or payable pursuant to any Federal or State law;

(ii) any amount paid or payable pursuant to any applicable law relating to worker's compensation or occupational diseases; or

(iii) any deferred compensation or similar payments made directly by the employer on an unfunded basis.

21. "Pension" means a Service Pension, Disability Pension, Spouse's Pension, or Deferred Vested Pension.

22. "Pension Commencement Date" means the date as of which a Pension is scheduled to commence.

23. "Pension Fund" means the "Trust Fund" as defined in Section 1.46 of the Plan.

24. "Plan" shall have the meaning set forth in Section 24 of Article II to the Former Plan prior to the Closing Date and thereafter means "Plan" as defined in Section 1.28 of the Plan.

25. "Plan Year" shall have the meaning set forth in Section 25 of Article II to the Former Plan prior to the Closing and thereafter means "Plan Year" as defined in Section 1.30 of the Plan.

26. "Qualified Domestic Relations Order" means (a) a "qualified domestic relations order" within the meaning of Section 206(d) of ERISA (b) a domestic relations order entered before January 1, 1985, if payment of benefits pursuant to such order had commenced as of such date, and (c) any other domestic relations order entered before January 1, 1985, that the Committee elects, in its sole discretion, to treat as a Qualified Domestic Relations Order.

27. "Retire," "Retired" or "Retirement" means the separation of an Employee from employment with the Company or the Affiliates under such circumstances that he is entitled to receive a Pension, except that an Employee who becomes entitled to a Deferred Vested Pension shall be deemed to Retire on the last day of the month immediately preceding his Pension Commencement Date.

28. "Retired Employee" means a former Employee who is eligible to receive or is receiving a Pension under the Plan, except a former Employee eligible for a Deferred Vested Pension prior to his Pension Commencement Date.

29. "Retirement Date" means the date on which an Employee actually Retires or is Retired pursuant to the terms of this Plan.

(a) "Early Retirement Date" means any date prior to his Normal Retirement Date on which an Employee Retires or is Retired pursuant to Section 3 of Article IV of this Appendix T.

(b) "Normal Retirement Date" means the last day of the month during which any Employee or former Employee attains Normal Retirement Age. (This provision is effective January 1, 1988.)

30. "Service Pension" means the payments under the Plan, by reason of an Employee's age and Accredited Service, to a Retired Employee for life, but does not include a Deferred Vested Pension or a Disability Pension.

31. "Spouse" means the person to whom an Employee or former Employee is married on his date of death or Pension Commencement Date, whichever occurs first. The term "Spouse" shall also include a former spouse of an Employee or former Employee to the extent required by a Qualified Domestic Relations Order.

32. "Spouse's Pension" means the payments under the Plan for life to the Spouse of an Employee or former Employee who dies prior to his Pension Commencement Date pursuant to Section 6 of Article IV of this Appendix T and Section 4 of Article V of this Appendix T.

33. Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995: "Tables" means Table I - Early Commencement Factors for Deferred Vested Pensions, Table II - Joint and Survivor Factors, Table III - Actuarial Equivalence for Small Pensions, and Table IV - Factors for Five-Year Certain and Life Option and which are hereby made a part of this Appendix T.

34. "Trust Agreement" shall have the meaning set forth in Section 34 of Article II to the Former Plan prior to the Closing Date and thereafter means "Trust Agreement and Trust" as defined in Section 1.44 of the Plan.

35. "Trust Fund" shall have the meaning set forth in Section 35 of Article II to the Former Plan prior to the Closing Date and thereafter means "Trust Fund" as defined in Section 1.46 of the Plan.

36. "Trustee" shall have the meaning set forth in Section 36 of Article II to the Former Plan prior to the Closing and thereafter means "Trustee" as defined in Section 1.45 of the Plan.

37. "Vesting Service" means the period of employment which shall be taken into account, pursuant to Article III of this Appendix T, in determining eligibility for a Spouse's Pension or a Deferred Vested Pension under the Plan.

38. "Contel Provisions" means the provisions set forth on Attachment I to this Appendix T. The Contel Provisions shall modify or supplement the provisions of this Appendix S, as appropriate, with respect to a Participant's GTE Benefit to the extent the Contel Provisions would permit different or additional optional forms of benefit with respect to the Participant's GTE Benefit.

39. "Former Plan" means the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions, as in effect on the Closing Date.

40. An "LTD Recipient" or "WC Recipient" shall mean an Employee or former Employee of ALLTEL Illinois, Inc., ALLTEL Indiana, Inc., or ALLTEL, Michigan, Inc., as defined in the Employee Transfer Agreements, who may become an Employee covered by the provisions of this Appendix T as provided in the Employee Transfer Agreements, and the provisions of this Appendix T shall apply to such former LTD Recipient or WC Recipient with the last day of the calendar year that includes the date of the former LTD Recipient's or WC Recipient's commencement of active service with GTE South Incorporated or Contel of the South, Inc. substituted for Closing Date.

ARTICLE II Participation

Any individual shall become a participant in the Plan as of the first day of the Eligibility Computation Period in which he qualifies as an Employee under Article I; provided, however, that an Employee who was not employed (as an Employee or otherwise) by the Company or any Affiliate on or before the last day of the month during which he attained age 60 shall not participate in the Plan unless he completes at least one Hour of Service after 1987; and provided further that if an Employee described in the immediately preceding provision completes at least one Hour of Service after 1987, he shall become a participant in the Plan (which participation may become effective retroactively) as of the first day of the Eligibility Computation Period in which he qualifies as an Employee under Article I of this Appendix T. (This provision is effective January 1, 1988.)

ARTICLE III Computation of Vesting Service and Accredited Service

1. Vesting Service, in respect of any period of employment prior to January 1, 1984, shall be determined on the same basis as Vesting Service is determined in respect of any period of employment after December 31, 1983 under this Article III; except that for any period of employment prior to January 1, 1976 a year of Vesting Service or any fraction thereof shall be:

(a) in the case of Employees then under this Plan, the similar period of "Accredited Service" as computed under the terms of this Plan then in effect;

(b) in the case of Employees then employed by any Affiliate or other employer sponsoring any Other Pension Plan, the similar period of service under the terms of such Other Pension Plan then in effect; and

(c) in the case of all other Employees their Customary Work Year.

2. Vesting Service, in respect of any period of employment after December 31, 1983, shall consist without duplication of the aggregate of the following:

(a) active employment with the Company and any excused absence time specifically approved for Vesting Service purposes in accordance with Company policy in effect from time to time;

(b) active employment with an Affiliate during the period of time in which such Affiliate is a member of the controlled group of corporations defined in Section 3 of Article I of this Appendix T; and

(c) active employment with any other employer when specifically approved for Vesting Service purposes by the Board.

A full year of Vesting Service shall be included in the Employee's aggregate of Vesting Service with respect to any calendar year in which he has been credited with not less than 1000 Hours of Service. In the case of an Employee who, in any calendar year, has been credited with less than 1000 Hours of Service, the Employee shall accrue a fraction of a year of Vesting Service (not in excess of one (l)) where the numerator of the fraction is the number of Hours of Service credited to the Employee during such year and the denominator is the Customary Work Year.

3. Vesting Service shall be broken in any calendar year in which an Employee who has not been credited with more than 500 Hours of Service ceases to be an Employee of any employer described in Section 2 of this Article III of this Appendix T.

4. When an Employee's Vesting Service is broken and he is thereafter reemployed by an employer described in Section 2 of this Article III of this Appendix T and he accumulates 1000 Hours of Service constituting Vesting Service, then the break in the Employee's employment shall be bridged and there shall be added to the Vesting Service which has accumulated since his reemployment the aggregate of all previous periods of Vesting Service which the Employee had prior to such reemployment, provided that the Employee had one year of Vesting Service preceding the break in service.

5. Accredited Service, in respect of any period of employment prior to January 1, 1984, shall be determined on the same basis as Accredited Service is determined in respect of any period of employment after December 31, 1983 under this Article III; except that for any period of employment prior to January 1, 1976, in the case of any Employee then employed by any Affiliate or other employer sponsoring any Other Pension Plan, Accredited Service shall be computed in accordance with the terms governing similar service under such Other Pension Plan.

6. Accredited Service, in respect of any period of employment after December 31, 1983, shall consist without duplication of the aggregate of the following:

(a) active employment with the Company and any excused absence time specifically approved for Accredited Service purposes in accordance with Company policy in effect from time to time;

(b) active employment with an Affiliate during the period of time in which such Affiliate is a member of the controlled group of corporations defined in Section 3 of Article I of this Appendix T; and

(c) active employment with any other employer when specifically approved for Accredited Service purposes by the Board.

A full year of Accredited Service shall be added to the Employee's aggregate Accredited Service for any calendar year in which he has been credited with not less than the Customary Work Year. In the case of an Employee who, in a calendar year, is credited with less than the Customary Work Year, the Employee shall accrue a fraction of a year of Accredited Service (not in excess of one (l)) where the numerator of the fraction is the number of Hours of Service credited to the Employee during such year and the denominator is the Customary Work Year.

7. Accredited Service shall be broken in any calendar year in which the Employee has a break in Vesting Service pursuant to Section 3 of this Article III of this Appendix T.

8. When an Employee's Accredited Service is broken and he is thereafter reemployed by an employer described in Section 2 of this Article III of this Appendix T and he accumulates 1000 Hours of Service constituting Vesting Service, then the break in the Employee's employment shall be bridged, and he shall be credited with the aggregate of all periods of Accredited Service which he had prior to the break, provided that the Employee had one year of Vesting Service preceding the break in service.

Provided, however, that if the Employee is a "Special Retiree" as that term is defined in an enhanced (or incentive) early retirement program under the Plan, or any other pension plan sponsored by the Company or an Affiliate ("the Program"), and he is reemployed by an employer described in Section 2 of this Article III of this Appendix T after his "Qualified Retirement Date" (as that term is defined in the Program), then the Accredited Service with which he is credited under this Article III in respect of the period preceding his Qualified Retirement Date shall be the Accredited Service with which he would have been credited pursuant to this Article III excluding the provisions of the Program, as if he had terminated his employment on his Qualified Retirement Date but had not elected to Retire under the Program; provided that, upon his Retirement following his reemployment, his Pension shall be not less than the actuarial equivalent of the Pension to which he was entitled, in accordance with the provisions of the Plan including the provisions of the Program, when he Retired under the Program.

9. Upon Retirement or separation from service following the bridging of a break in Accredited Service pursuant to Section 8 of this Article III of this Appendix T, the Employee's Pension shall be based on his Average Annual Compensation and Accredited Service before and after the break.

10. Except for the purpose of determining his Average Annual Compensation or other compensation under the terms of this Plan, no Employee who Retires, is Retired or whose service terminates prior to January 1, 1981 shall receive any Accredited Service for service with the Company or any Affiliate after his Normal Retirement Date; provided, however, that the foregoing provisions of this Section 10 to Article III of this Appendix T shall not apply to any Employee who completes at least one Hour of Service after 1988. (This provision is effective January 1, 1989.)

ARTICLE IV Eligibility for Pension

1. Normal Retirement - Any Employee who is a participant in this Plan and attains Normal Retirement Age shall have the right to separate from the service of the Company and the Affiliates with a fully vested and nonforfeitable Service Pension commencing as of the first day of the month next following his Retirement.

2. Reserved.

3. Early Retirement - Any Employee whose combined age and Accredited Service (of not less than 15 years) total 76 or more years, may Retire, and shall be entitled to a Service Pension. Additionally, any Employee whose Accredited Service totals thirty (30) or more years, may Retire, and shall be entitled to a Service Pension. Credit for fractional parts of a year with respect to both age and Accredited Service in excess of 15 years, shall be recognized at the rate of 1/12 of a year for each full month.

4. Disability Retirement - Any Employee who shall become Disabled and whose Accredited Service is 15 or more years shall be entitled to a Disability Pension. The Employee may elect, in accordance with Section 8 of Article VI of this Appendix T, to have his Disability Pension commence as of the first day of any month preceding his Normal Retirement Date.

5. Deferred Vested Pension - Any Employee whose employment with the employers described in Section 2 of Article III of this Appendix T terminates other than by death after 5 or more years of Vesting Service, but who cannot qualify for a Service Pension or Disability Pension, shall be entitled to a Deferred Vested Pension. The normal Pension Commencement Date of the Deferred Vested Pension shall be the first day of the month next following the Employee's Normal Retirement Date. However, if such former Employee terminates (1) after completion of 15 or more years of Accredited Service, he may elect in accordance with Section 8 of Article VI of this Appendix T, to have his Deferred Vested Pension commence prior to his Normal Retirement Date on the first day of any month following the date on which his combined age and Accredited Service equal 76 years, or (2) after completing ten (10) years of Accredited Service, he may elect in accordance with Section 8 of Article VI of this Appendix T, to have his Deferred Vested Pension commence on the first day of the month of any month following the date he attains age fifty-five (55). Credit for fractional parts of a year, with respect to both age and Accredited Service in excess of 15 years, shall be recognized at the rate of 1/12 of a year for each full month. The Deferred Vested Pension of any former Employee whose Pension Commencement Date occurs prior to his Normal Retirement Date shall be reduced in accordance with Section 3 of Article V of this Appendix T.

6. Spouse's Pension -

(a)

(i) If a married participant who has not terminated his employment with the Company and the Affiliates, and who has earned a nonforfeitable right to a Pension dies before his Pension Commencement Date without having in effect a valid election of an optional form of payment under Section 6 of Article V of this Appendix T and a valid waiver of the Spouse's Pension under Section 5(b) of Article V of this Appendix T, a Spouse's Pension shall be payable to his Spouse.

(ii) If a married participant, who terminated employment with the Company and the Affiliates after (A) attaining Normal Retirement Age, (B) meeting the age and Accredited Service requirements prescribed by Section 3 of this Article IV of this Appendix T, or (C) meeting the requirements prescribed by Section 4 of this Article IV of this Appendix T, dies before his Pension Commencement Date without having in effect a valid election of an optional form of payment under Section 6 of Article V of this Appendix T, and a valid waiver of the Spouse's Pension under Section 5(b) of Article V of this Appendix T, a Spouse's Pension shall be payable to his Spouse.

(iii) Unless he has elected to waive Spouse's Pension coverage in accordance with the provisions of Section 4(e) of Article V of this Appendix T, if a married participant, who terminated employment with the Company and the Affiliates after acquiring a nonforfeitable right to a Pension but before (A) attaining Normal Retirement Age, (B) meeting the age and Accredited Service requirements prescribed by subsection 3 of this Article IV, or (C) meeting the requirements prescribed by Section 4 of this Article IV of this Appendix T, dies before his Pension Commencement Date without having in effect a valid election of an optional form of payment under Section 6 of Article V of this Appendix T, and a valid waiver of the Spouse's Pension under Section 5(b) of Article V of this Appendix T, a Spouse's Pension shall be payable to his Spouse.

(b) Subsection (a), above, shall apply to any participant or former participant who completed at least one Hour of Service on or after August 23, 1984.

(c) Notwithstanding the provisions of subsection (b), above, a former Employee who

(i) ceased to be an employee of the Company and the Affiliates before August 23, 1984, and did not thereafter resume employment with the Company or an Affiliate,

(ii) completed at least 10 Years of Service, including at least one Hour of Service after December 31, 1975,

(iii) was alive but not yet receiving benefits under the Plan as of August 23, 1984, and

(iv) was not covered by the provisions of the Plan that were in effect before August 23, 1984, that provided a survivor annuity for the benefit of the former Employee's spouse, may elect to have the provisions of subsection (a), above, apply. Every participant eligible to make such election shall be notified of this right at such time and in such manner as the Secretary of the Treasury shall prescribe. If any participant described in this subsection (c) elects to be covered by the provisions of subsection (a), the amount of his Pension shall be reduced as provided by Section 4(d) of Article V of this Appendix T to reflect the cost of coverage for the period beginning on the date the election is made.

ARTICLE V Computation of Pensions and Form of Payment

1. Service Pension - The annual Service Pension payable to a Retired Employee shall be computed as follows:

(a) By multiplying an Employee's Average Annual Compensation by his Accredited Service expressed as a percentage on the basis of allowing 1.35% for each year of Accredited Service.

(b) The amount determined under subsection (a) above shall be multiplied by the appropriate percentage as indicated below:

Age at Commencement Date	Pension Percentage
Age 55 and Later	100%
Age 54	97%
Age 53	94%
Age 52	91%
Age 51	88%
Age 50	85%
Age 49 or Earlier	82%

Any Employee whose Accredited Service totals thirty (30) or more years shall be entitled to an unreduced Service Pension.

In the case of a fractional part of a year the above percentage shall be adjusted at the rate of 1/4 of 1% for each full month by which the Pension Commencement Date follows the first day of the month after the attainment of years 49 through 54 inclusive. For the purpose of this calculation, the Pension Commencement Date shall be deemed to be not earlier than the first day of the month following the Employee's 49th birthday.

(c) The amount determined in subsections (a) and (b) above shall not be less than the applicable amount according to the Employee's years of Accredited Service as set forth below:

(i) For Employees affiliated with the Georgia IBEW Local 84:

Years of Accredited Service	Amount
15 but less than 20	$3,600
20 but less than 25	4,650
25 but less than 30	5,700
30 but less than 35	6,750
35 but less than 40	7,800
40 or more	8,850

(ii) For Employees affiliated with the Communication Workers of America Locals 3270, 3271, 3272, and 3275:

Years of Accredited Service	Amount
15 but less than 20	$4,000
20 but less than 25	5,200
25 but less than 30	6,400
30 but less than 35	7,600
35 but less than 40	8,800
40 or more	10,000

(d) The amount determined under subsection (b) or (c) above shall be reduced by

(i) the annual amount, if any, payable from any Other Pension Plan; and

(ii) the amount prescribed by Section 4(d) of this Article V of this Appendix T, if applicable.

2. Disability Pension - The annual Disability Pension payable to a Retired Employee shall be computed as prescribed in subsections (a), (c) and (d) of Section 1 of this Article V of this Appendix T. A Retired Employee receiving a Disability Pension may elect in accordance with Section 8 of Article VI of this Appendix T to receive a Service Pension in lieu of a Disability Pension beginning in any month after he becomes eligible therefor. Upon attaining his Normal Retirement Age, a Retired Employee whose Disability Pension has not been terminated, shall, in lieu of any further Disability Pension, be entitled to a Service Pension under Section 1 of this Article V. Such Service Pension shall commence with the month following the month in which he attains his Normal Retirement Age, and shall be subject to the applicable provisions of this Appendix T other than this Section 2 of this Article V.

3. Deferred Vested Pension - The annual Deferred Vested Pension payable after reaching Normal Retirement Age to a former Employee who qualified for such a Pension shall be computed as prescribed in subsections (a), (c) and (d) of Section 1 of this Article V of this Appendix T, except that the amount applicable under subsection (c) shall be based on the Accredited Service the Employee would have had at his Normal Retirement Date (if he had accrued a year of Accredited Service in each subsequent year until his Normal Retirement Date), multiplied by the ratio of the Employee's actual Vesting Service to the Vesting Service he would have had at his Normal Retirement Date, if his employment with the employers described in Section 2 of Article III of this Appendix T had not been terminated. If such former Employee is eligible in accordance with Section 5 of Article IV of this Appendix T, to elect to have his Deferred Vested Pension commence prior to his Normal Retirement Date, the amount of such Deferred Vested Pension shall be reduced by multiplying his Deferred Vested Pension at his Normal Retirement Date by the appropriate factor as indicated in Table I - Early Commencement Factors for Deferred Vested Pensions.

4. Spouse's Pension -

(a) The annual Spouse's Pension payable to the Spouse of a deceased Employee or former Employee who has not elected to waive Spouse's Pension coverage in accordance with subsection (e) below, shall be computed as prescribed by Section 6 of this Article V of this Appendix T for the Spouse as Beneficiary on the basis of a 50% Joint-Survivor election as if the Employee or former Employee had

(i) terminated employment with the employers described in Section 1 of Article III of this Appendix T on the date of his death (or, if earlier, on the date of his actual termination of employment),

(ii) elected the first day of the month next following his Normal Retirement Date (or, if later, the first day of the month next following the date of his death) as his Pension Commencement Date, and

(iii) died on his Pension Commencement Date.

(b) The normal Pension Commencement Date of a Spouse's Pension shall be the first day of the month next following the later of the deceased Employee's Normal Retirement Date or the date of his death. However, (i) if the deceased Employee died in the service of the Company after he had at least 5 years of Vesting Service or (ii) if the deceased Employee had completed at least 15 years of Accredited Service before his death, the Spouse may elect, in accordance with Section 8 of Article VI of this Appendix T, that the Pension Commencement Date shall be the first day of any month before the deceased Employee's Normal Retirement Date and after the month of the Employee's death, provided that with respect to the Spouse of such Employee described in (ii) of this subsection (b) the Pension Commencement Date shall not be earlier than the earliest date on which the deceased Employee could have elected to receive a Pension if he had not died and had earned no additional Accredited Service under the Plan.

(c) If a Spouse elects, in accordance with subsection (b) above, to have the Spouse's Pension commence as of a date preceding the deceased Employee's Normal Retirement Date, the amount of the Spouse's Pension (1) shall not be reduced if the Employee died in the service of the Company after he had at least 5 years of Vesting Service, (2) shall be reduced in accordance with paragraph (b) of Section 1 of Article V of this Appendix T if the deceased Participant had met the age and service requirements for Early Retirement specified in Section 3 of Article IV of this Appendix T at the time his employment terminated with the Company and the Affiliates, and (3) otherwise, shall be reduced for early commencement in accordance with the appropriate factor in Table I - Early Commencement Factors for Deferred Vested Benefits, except that the factor shall be 100% in the case of a Disability Retirement with respect to the Participant's GTE Benefit attributable to the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions.

(d) The amount of the Pension of a participant described in Section 6(a)(iii) of Article IV of this Appendix T shall be reduced in accordance with the charges set forth below for each full month that Spouse's Pension coverage was in effect during the period beginning on the date the participant terminated employment with the Company and the Affiliates and ending on the date that the earliest of the following occurred: (i) his reemployment by the Company or an Affiliate, (ii) the death of his Spouse, (iii) the entry of a final divorce decree dissolving the participant's marriage unless coverage is required pursuant to a Qualified Domestic Relations Order, (iv) the participant's Pension Commencement Date, (v) the participant's death or (vi) the waiver of coverage in accordance with subsection (e), below.

For Each Year of Coverage in Effect After the Participant's Termination of Employment	The Reduction in the Participant's Pension Accrued to his Termination of Employment Shall be
Prior to age 40	0.1%
From age 40 through 49	0.2%
From age 50 through 54	0.3%
From age 55 to commencement	0.5%

(e) At any time during the period beginning 90 days before the date as of which a participant terminates employment with the Company and the Affiliates and ending on the earliest to occur of the date he is reemployed by the Company or an Affiliate, his Pension Commencement Date or his date of death, a participant described in subsection 6(a) (iii) of Article IV of this Appendix T may elect to waive, or revoke the election to waive, Spouse's Pension coverage. Such election or revocation shall be subject to the following terms and conditions:

(i) Any election or revocation shall be made by giving written notice in such form and manner as may be required by the Committee.

(ii) An election or revocation shall be ineffective unless the participant's Spouse consents in writing to such election or revocation. The Spouse's consent must acknowledge the effect of such election and must be witnessed by a notary public or authorized plan representative. Any consent by a Spouse shall be irrevocable unless the participant agrees to a revocation.

(iii) Subsection (e)(ii) above, shall not apply if the Committee determines that the consent required therein cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as are specified by Treasury Department regulations promulgated under Section 417 of the Code.

(iv) Any consent by a Spouse pursuant to subsection (e)(ii), above, shall be effective only with respect to that Spouse. Similarly, any establishment that the consent of a Spouse cannot be obtained for any of the reasons described in subsection (e)(iii), above, shall be effective only with respect to that Spouse.

Spouse's Pension coverage shall be automatic and without charge while a participant is employed by the Company or an Affiliate, and a participant's waiver of Spouse's Pension coverage shall be ineffective during any period of employment by the Company or an Affiliate, except to the extent that such coverage is waived in accordance with subsection (b) hereof during the 90-day period ending on the Participant's Pension Commencement Date.

(f) The Committee shall provide to each participant eligible to waive Spouse's Pension coverage pursuant to subsection (e) hereof during a reasonable period ending on the date as of which he terminates employment with the Company and the Affiliates, a written explanation of:

(i) the terms and conditions of the Spouse's Pension;

(ii) the participant's right to elect, and the effect of electing, to waive Spouse's Pension coverage;

(iii) the rights of a married participant's Spouse with respect to that election; and

(iv) the right of the participant to revoke, and the effect of revoking, an election to waive Spouse's Pension coverage.

The Committee shall also provide to each participant eligible to waive Spouse's Pension coverage pursuant to Section 5(b) hereof with the written explanation described in this subsection (f). The Committee shall provide such written explanation at the same time as it provides the written explanation described in Section 5(e) hereof.

5. Normal Form of Payment -

(a) Unless he elects another form of payment in accordance with the provisions of this Section 5,

(i) a participant who is married on his Pension Commencement Date shall receive a Joint-Survivor Pension, with a 50% survivor annuity and his Spouse as the Beneficiary, and

(ii) a participant who is not married on his Pension Commencement Date shall receive his Pension in the form of a single life annuity.

(b) A participant may elect to waive the form of Pension otherwise applicable to him, as prescribed by subsection (a), above, and to receive his pension as

(i) a single life annuity;

(ii) a Joint-Survivor Pension with one of the percentages set forth in Section 6(a) of this Article V of this Appendix T (other than a 50% Joint-Survivor Pension);

(iii) a Joint-Survivor Pension with an individual other than his Spouse (if applicable) as Beneficiary, designated by the participant; or

(iv) a Five Year Certain and Life Annuity that is the actuarial equivalent of the Plan's single life annuity and that provides equal monthly payments for the life of the participant, with the condition that if the participant dies before he has received 60 monthly payments, the participant's designated Beneficiary shall receive monthly payments in the same amount as the participant until a total of 60 monthly payments have been made to the participant and his Beneficiary combined. Actuarial equivalence shall be determined in accordance with Table IV - Factors for Five-Year Certain and Life Option.

Any election of a Joint-Survivor Pension must be accompanied by proof of the Beneficiary's age satisfactory to the Committee. A participant who waives the form of Pension otherwise applicable to him pursuant to this subsection (b) may also waive the Spouse's Pension coverage, if any, for which he is eligible. A waiver of the Spouse's Pension coverage pursuant to this subsection (b) shall be subject to the terms and conditions set forth in subsections (e)(i) through (e)(iv) of Section 4 hereof and shall be effective for the period beginning on the date on which the Committee receives the participant's waiver and ending on the earlier of the participant's Pension Commencement Date or the date on which the waiver is revoked.

(c) An election under subsection (b) may be revoked either automatically in the circumstances described in subsection (f), below, or by filing a written revocation with the Committee in a form and in a manner acceptable to the Committee. After any such revocation, an election under subsection (b) may be made again at any time prior to the participant's Pension Commencement Date. However, except as provided by Section 3(d)(iii) of Article VI of this Appendix T, any election under subsection (b) shall be irrevocable after the participant's Pension Commencement Date.

(d) An election or revocation of an election under subsections (b) and (c) above, shall be subject to the following terms and conditions:

(i) Any election or revocation shall be made within the 90-day period ending on the Pension Commencement Date by giving written notice in such form and manner as may be required by the Committee.

(ii) An election or revocation shall be ineffective unless the participant's Spouse consents in writing to such election or revocation, and the consent acknowledges the effect of the election or revocation and is witnessed by a notary public or authorized plan representative. The Spouse's consent must acknowledge the Beneficiary, including any class of Beneficiaries and any contingent Beneficiaries. Any consent by a Spouse shall be irrevocable unless the participant agrees to a revocation.

(iii) Subsection (d)(ii), above, shall not apply if the Committee determines that the consent required therein cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as are specified by Treasury Department regulations promulgated under Section 417 of the Code.

(iv) Any consent by a Spouse pursuant to subsection (d)(ii), above, shall be effective only with respect to that Spouse. Similarly, any establishment that the consent of a Spouse cannot be obtained for any of the reasons described in subsection (d)(iii), above, shall be effective only with respect to that Spouse.

(v) Any consent by a Spouse pursuant to subsection (d)(ii), above, shall be effective only as long as the participant makes no change in the designated Beneficiary or class of Beneficiaries.

(e) The Committee shall provide to each participant, within a reasonable period of time before his Pension Commencement Date, a written explanation of:

(i) the terms and conditions of the otherwise applicable form of Pension;

(ii) the participant's right to elect, and the effect of electing, to waive the otherwise applicable form of Pension;

(iii) the rights of a married participant's Spouse with respect to that election; and

(iv) the right of the participant to revoke, and the effect of revoking, an election to waive the otherwise applicable form of Pension.

(f) (i) If the designated Beneficiary with respect to a Joint-Survivor Pension shall die before the Pension Commencement Date, the election (including any election pursuant to subsection (b) hereof to waive Spouse's Pension coverage) shall be void, and the Employee shall be deemed not to have previously elected a Joint-Survivor Pension. If the designated Beneficiary with respect to a Joint-Survivor Pension shall die before the Retired Employee, but after the Pension Commencement Date, the amount of the Pension thereafter payable to the Retired Employee shall not be affected in any way as a result thereof.

(ii) If an Employee shall die before his Pension Commencement Date without having made a valid election of an optional form of payment under Section 6 of Article V of this Appendix T, no individual shall have a right to any payment under the Plan with respect to the Employee (unless the Employee is survived by a Spouse who is entitled to a Spouse's Pension). If an Employee shall die before his Pension Commencement Date after having made (and not revoked) a valid election of an optional form of payment under Subsection 6 of Article V and (in the case of a married participant) a valid waiver of the Spouse's Pension leaving a designated Beneficiary surviving him, the designated Beneficiary shall be eligible to receive benefits under the form of payment the Participant elected as if the Participant had died on the date following his Pension Commencement Date.

(g) This Section 5 shall apply on and after January 1, 1985, to any participant who completed at least one Hour of Service with the Company or an Affiliate on or after August 23, 1984.

(h) Notwithstanding subsection (g), above, if

(i) a participant completed at least one Hour of Service under a predecessor to the Plan (from which assets were transferred directly to the Plan) on or after September 2, 1974,

(ii) Section 401(a)(11) of the Code, as in effect on August 22, 1984, would not otherwise apply to the participant,

(iii) Section 4 or 5 of this Article V of this Appendix T does not otherwise apply to the participant, and

(iv) as of August 23, 1984, the participant was alive and had not reached his Pension Commencement Date, unless the participant declines the annuity in writing, any Pension payable to or on behalf of the participant shall be paid as a joint and survivor annuity, within the meaning of Section 401(a)(11) of the Code (as in effect on August 22, 1984), with a 50% survivor annuity, for the benefit of the participant and his Spouse (if any); provided, that this subsection (h) shall not apply to the extent that equivalent benefits would otherwise be provided by the Plan.

6. Optional Forms of Payment

(a) Under the Joint-Survivor Pension, a reduced amount shall be payable to the Retired Employee for his lifetime. The Beneficiary, if surviving at the Retired Employee's death, shall be entitled to receive thereafter a lifetime survivor benefit in an amount equal to 100%, 66 2/3%, 50%, or 33 1/3%, as elected by the Employee, of the reduced amount which had been payable to the Retired Employee, determined without regard to subsection (d) of Section 1 of this Article V of this Appendix T, subject however to further reduction by the annual amount of the survivor benefit, if any payable to the Beneficiary from any Other Pension Plan.

(b) The reduced amount payable to the Retired Employee under the Joint Survivor Option shall be determined as prescribed in Section 1, 2, or 3 of this Article V of this Appendix T, as the case may be, except that the amount obtained under subsection (b) or (c) of Section 1, but before application of paragraph (i) of Section 1(d) of this Article V (and incorporated into Section 2 or 3 if applicable), shall be multiplied by the appropriate actuarial factor as indicated in Table II - Joint and Survivor Factors, which is hereby made a part of this Plan, subject however to further reduction by the annual amount of any benefit payable from any Other Pension Plan.

(c) The appropriate actuarial factor shall be determined for any Employee and his Beneficiary as of the Pension Commencement Date.

(d) If an Employee designates any individual other than his Spouse as his Beneficiary, the annual amount of the Employee's annuity under the Joint-Survivor Pension shall be not less than 50% of his annual Pension calculated as a single life annuity, and the Beneficiary's survivor annuity under the Joint-Survivor Pension shall be reduced, in accordance with the Table referred to in paragraph (b), above, to the extent necessary to reflect any adjustment required by this paragraph (d) in the amount of the Employee's annuity under the Joint-Survivor Pension.

(e) Under the Five-Year Certain and Life Option, a reduced amount shall be payable to the Retired Employee for his lifetime. If the Retired Employee dies before he has received 60 monthly payments, the Retired Employee's designated beneficiary shall receive monthly payments in the same amount as the Retired Employee until a total of 60 monthly payments have been made to the Employee and his beneficiary combined. Actuarial equivalence shall be determined in accordance with Table IV - Factors for Five-Year Certain and Life Option. The appropriate actuarial factor shall be determined for any Employee and his Beneficiary as of the Pension Commencement Date.

(f) The reduced amount payable to the Retired Employee under the Five-Year Certain and Life Option shall be determined as prescribed in Section 1, 2, or 3 of this Article V of this Appendix T, as the case may be, except that the amount obtained under subsection (b) or (c) of Section 1, but before application of paragraph (i) of Section 1(d) of this Article V (and incorporated into Section 2 or 3 if applicable), shall be multiplied by the appropriate actuarial factor as indicated in Table IV - Factors for Five-Year Certain and Life Option, which is hereby made a part of this Plan, subject however to further reduction by the annual amount of any benefit payable from any Other Pension Plan.

7. Limitations on Pensions -

Article VII of the Plan shall apply to determine the maximum limitation on pensions.

ARTICLE VI Payment of Pensions and Conditions Related Thereto

1. All Pensions shall be payable in monthly installments as follows:

(a) The first installment shall be paid to the Retired Employee (or Spouse, in the case of a Spouse's Pension) as of the Pension Commencement Date determined in accordance with Articles IV, V and VI.

(b) Where installments are to be paid to a Beneficiary under a Joint-Survivor Pension, the first installment to the Beneficiary shall be paid as of the beginning of the first month following the death of the participant.

(c) The final installment shall be paid as of the beginning of the month during which the death of the Retired Employee or Beneficiary, as the case may be, occurs, except that the final Disability Pension installment shall be paid as of (1) the beginning of the month in which occurs the earlier of (i) the death of such Retired Employee or (ii) the Retired Employee ceases to be Disabled, or (2) the beginning of the month preceding the month in which the Retired Employee begins to receive a Service Pension.

2. Except for offsets of benefits by any overpayments by the Plan and as provided in Section 401(a)(13)(B) of the Code (relating to qualified domestic relations orders), Sections 401(a)(13)(C) and (D) of the Code (relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under ERISA, or a settlement agreement between the Participant or Beneficiary and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under ERISA), Section 1.401(a)-13(b)(2) of the Treasury Regulations (relating to Federal tax levies), or as otherwise required by law the benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated or subjected to attachment, garnishment, levy, execution or other legal or equitable process; provided that:

(a) an arrangement whereby benefit payments are paid to a participant's savings or checking account in a financial institution is not prohibited; and

(b) once a participant begins receiving benefits under the Plan, such participant may assign or alienate the right to future payments if such transaction is limited to assignments or alienations which:

(i) are voluntary and revocable.

(ii) with respect to a particular benefit payment, do not in the aggregate exceed 10 percent of such payment, and

(iii) are neither for the purpose, nor have the effect, of defraying administration costs of the Plan; and

(c) payments were made in accordance with a Qualified Domestic Relations Order are not prohibited.

For the purposes of subsection (b) above, an attachment, garnishment, levy, execution or other legal or equitable process is not considered a voluntary assignment or alienation.

3.

(a) If a Retired Employee is employed by the Company or any Affiliate as a regular or temporary employee for at least 40 Hours of Service (within the meaning of Section 18(a) and (b) of Article I of this Appendix T) per month, his Pension shall be suspended during each such month in accordance with subsection (c), below.

(b) If a participant remains employed by the Company or an Affiliate as a regular or temporary employee for at least 40 Hours of Service (within the meaning of Section 18(a) and (b) of Article I of this Appendix T) per month after attaining Normal Retirement Age, his Pension Commencement Date shall be delayed in accordance with subsection (c), below.

(c) The Company shall determine whether specific contemplated employment will result in a suspension or delay in the commencement of a Pension pursuant to subsection (a) or (b), above, and shall notify the participant of such suspension or delay by personal delivery or first class mail during the first calendar month in which the Pension is to be suspended or delayed, shall afford him a review of such suspension or delay under the procedure specified in Article IX and shall otherwise administer such suspension or delay and any subsequent resumption or commencement of Pension payments in a manner consistent with Subsection 2530.203-3 of Title 29 of the Code of Federal Regulations, as amended from time to time.

(d) Notwithstanding the foregoing provisions of this Section:

(i) No Pension that has previously commenced shall be suspended for any month in which a Retired Employee is reemployed after attaining his Normal Retirement Age, except in accordance with subsections (a) and (c), above;

(ii) If a participant is employed or remains in employment as an employee as described in subsection (a) or (b), above, his Pension Commencement Date shall occur no earlier than the first day of the first month in which he ceases to be so employed, and his Pension shall be calculated, in accordance with Sections 6, 7, 8 and 9 of Article III of this Appendix T, to take such employment into account; and

(iii) If a participant whose Pension has been suspended in accordance with the preceding provisions of this Section 3 becomes entitled to have his Pension resume, the amount and form of the Pension shall be governed by, the generally applicable provisions of the Plan, as if the participant had then first Retired.

4. The Committee may request an Employee, former Employee, Retired Employee, or Beneficiary to furnish it with such information as it considers necessary or appropriate for the proper administration of the Plan or the payment of a Pension. In the event that an Employee, former Employee, Retired Employee, or Beneficiary refuses to furnish any such information which is pertinent to the calculation or payment of a Pension, the Committee shall be authorized to withhold payment of the Pension until the information is provided.

5. Any Employee who is transferred to any employer described in Section 2(b) or (c) of Article III shall not by reason of such transfer be eligible for Early Retirement or a Deferred Vested Pension under this Plan. However, upon the conclusion of any such employment (other than by transfer to another such employer or retransfer to the Company) he shall be entitled to the Pension, if any, for which he is eligible on the basis of his Average Annual Compensation, Vesting Service, and Accredited Service at that time, calculated in accordance with the provisions of this Plan.

6. Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995:

(a) The Committee shall direct a lump sum payment of the present value of a former Employee's Pension, provided that such payment does not exceed $3,500 (and did not exceed $3,500 at the time of any prior distribution), determined in accordance with Table III - Actuarial Equivalence for Small Pensions.

(b) Notwithstanding subsection (a), above, actuarial equivalence of a lump sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999 shall be determined in accordance with the Plan provisions in effect on the day immediately preceding the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) if the application of this subsection (b) produces a larger single sum distribution.

(c) With respect only to a lump sum distribution made as of a date prior to the first day of the first Plan Year beginning after December 31, 1999, to a GTE Transitioned Employee (as hereinafter defined), if the Actuarial Equivalent of the Employee's vested Pension determined under subsection (a) of this Section 6 exceeds $3,500 and the Actuarial Equivalent of the Employee's Pension if determined in accordance with the Plan provisions in effect on the day prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) does not exceed $3,500, such Employee may elect to receive such vested Pension in a lump sum distribution of the Actuarial Equivalent amount determined under subsection (a) of this Section 6 as soon as reasonably practicable following the GTE Transitioned Employee's Termination of Employment. An election pursuant to this subsection (c) shall be subject to the qualified joint and survivor annuity and consent requirements applicable to both married and unmarried Participants, as specified in Sections 411(a)(11) and 417 of the Code and the regulations thereunder, and, in the event that an annuity commences in accordance with this subsection (b) prior to a GTE Transitioned Participant's Normal Retirement Age, such Participant's vested Pension shall be reduced for early commencement thereof in accordance with the appropriate factor in Table I - Early Commencement Factors for Deferred Vested Pensions.

(d) For purposes of this Section 6, the term "GTE Transitioned Employee" shall mean a former Employee (i) who ceased to be an employee of a member of the Controlled Group prior to the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) and on the last date on which he was an employee of a member of the Controlled Group was covered by a collective bargaining agreement that provided for his participation in the Plan under this Appendix T to Section 13.19.

(e) Application of subsections (a), (b), and (c), above, shall not cause a lump sum payment to a former Employee to be less than the lump sum payment would have been as of December 31, 1986.

7. The following subsections limit the timing of Pension distributions under the Plan:

(a) Any Pension that is payable to a participant hereunder shall commence no later than April 1 of the calendar year following the later of the calendar year in which the participant (i) attains age 70 1/2, or (ii) retires: provided, however, that clause (ii) shall not be applicable in the case of a participant who is a 5% owner as that term is defined in Section 416 of the Code) at any time during the five-Plan-year period ending with or within the calendar year in which such participant attains age 70 1/2 , nor shall it be applicable in the case of any participant who attains age 70 1/2 on or after January 1, 1988. The Pension shall be distributed, in accordance with the regulations under Section 401(a) (9) of the Code,

(i) in a lump sum (to the extent permitted by Section 6 of this Article VI)

(ii) over the life of the participant,

(iii) over the lives of the participant and the participant's Beneficiary,

(iv) over a period not extending beyond the participant's life expectancy, or

(v) over a period not extending beyond the joint and last survivor expectancy of the participant and the participant's Beneficiary.

If the participant's entire interest is to be distributed over a period of more than one year, then the amount to be distributed each year shall be no less than the amount prescribed in the regulations under Section 401(a) (9) of the Code.

(b) If the distribution of the participant's Pension has commenced in conformity with subsection (a) above, and the participant dies before his entire Pension has been distributed to him, the remaining portion of his Pension shall be distributed to his Beneficiary at least as rapidly as under the method of distribution that was in effect, as of the date of the participant's death.

(c) Subject to subsection (d), below, if the participant dies before distribution of his Pension has commenced, any Pension that is payable under the terms of the Plan shall be distributed within 5 years after the participant's death.

(d) Subsection (c), above, shall not apply to

(i) any portion of the participant's Pension payable to (or for the benefit of) a Beneficiary that is distributed (in accordance with the regulations under Section 401(a) (9) of the Code) over the Beneficiary's life (or a period not extending beyond his life expectancy) commencing within one year after the date of the participant's death (or such later date as may be prescribed by the regulations under Section 401(a) (9) of the Code), or

(ii) any portion of the participant's Pension payable to his Spouse that is distributed over the Spouse's life (or a period not extending beyond the Spouse's life expectancy) commencing no later than the date on which the participant would have attained age 70 1/2; provided that if the Spouse dies before payments to such Spouse begin, subsections (c) and (d) shall apply as if the Spouse were the participant; and further provided that any amount paid to the child of the participant shall be treated as if it had been paid to the Spouse of the participant if such amount is payable to the Spouse upon such child's reaching majority (or such other event as may be prescribed by the regulations under Section 401(a)(9) of the Code).

(e) For purposes of this Section 7, the life expectancy of the participant and his Spouse shall be recomputed on an annual basis, but the life expectancy of any nonspouse Beneficiary shall be computed only on the date as of which the distribution commences.

(f) This Section 7 shall apply notwithstanding any other provision of the Plan. The sole purpose of this Section 7 is to limit the manner in which the benefit payments may be made under the Plan in accordance with Section 401(a)(9) of the Code. This Section 7 does not confer any rights or benefits upon any participant, Spouse, Beneficiary, or any other person.

(g) This Section 7 shall not apply to any method of distribution designated in writing by a participant under the terms of the Plan before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (as in effect before the amendments made by the Tax Reform Act of 1984).

8. Notwithstanding any other provision in the Plan, and subject to the provisions of Section 5 of Article V of this Appendix T and Section 6 of this Article VI of this Appendix T, the participant (or his Spouse, in the case of a Spouse's Pension) may elect a Pension Commencement Date that precedes the normal Pension Commencement Date if he is otherwise eligible to do so under the terms of the Plan. The election shall be in writing, in a form acceptable to the Committee, and executed and filed with the Committee during the 90-day period ending on the Pension Commencement Date.

ARTICLE VII CESSATION OF ACCRUALS

1. Application - The provisions of this Article VII are effective beginning as of March 5, 1995, and shall apply to:

(i) each Employee who, on or after March 5, 1995, is represented by the Georgia IBEW Local 84 (a "Georgia IBEW Employee");

(ii) each Employee who, on or after March 5, 1995, is represented by the Communications Workers of America Local 3270, 3271, 3272, or 3275 (a "CWA Employee");

(iii) each Employee who, on March 5, 1995, would be a Georgia IBEW Employee or a CWA Employee but for a Change in Employment Status, as defined in subsection (d) of Section 1.01 of the Plan, that occurred prior to March 5, 1995; and

(iv) any other Employee who on or after March 5, 1995, would accrue any benefits under this Appendix T (including, but not limited to, Attachment I to Appendix T) but for the provisions of this Article VII.

2. Cessation of Benefit Accruals -

(a) For periods on and after March 5, 1995, there shall be no benefit accruals under this Appendix T (including, but not limited to, Attachment I to Appendix T) with respect to an Employee described in Section 1 of this Article VII, including, but not limited to, any crediting of Accredited Service under this Appendix T (including, but not limited to, Attachment I to Appendix T) with respect to an Employee described in Section 1 of this Article VII.

(b) Notwithstanding the provisions of paragraph (a) of this Section 2:

(i) The Average Annual Compensation of an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII shall take into account amounts earned on and after March 5, 1995, or, with respect to an Employee described in clause (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status that would be included in the Employee's Average Annual Compensation, if any, but for the provisions of this Article VII or subsection (d) of Section 1.01 of the Plan. Furthermore, the "GTE Compensation" (as defined in Paragraph 1.g. of Attachment I to Appendix T) of an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII shall take into account amounts earned on and after March 5, 1995, or, with respect to an Employee described in clause (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status that would be included in the Employee's "GTE Compensation" (as defined in Paragraph 1.g. of Attachment I to Appendix T), if any, but for the provisions of this Article VII or subsection (d) of Section 1.01 of the Plan.

(ii) An Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII who is a "Bargaining Transfer Employee" (as defined in the first paragraph of this Appendix T) shall be credited with Accredited Service under this Appendix T for periods on and after March 5, 1995, or, with respect to such an Employee who is described in clause (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status, solely for eligibility purposes under Sections 3, 4, and 5 of Article IV of this Appendix T, eligibility purposes under paragraphs (b) and (c) of Section 1 of Article V of this Appendix T, and, if applicable, eligibility purposes under Paragraph 4.a.(3) of Attachment I to Appendix T. An Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII who is not a "Bargaining Transfer Employee" (as defined in the first paragraph of this Appendix T) shall be treated as if his employment with the employers described in Section 2 of Article III of this Appendix T had terminated as of March 4, 1995, for purposes of paragraph (c) of Section 1 of Article V of this Appendix T, and shall be credited with Accredited Service under this Appendix T for periods on and after March 5, 1995, or, with respect to such an Employee described in clause (iii) of Section 1 of this Article VII, after the date of his Change in Employment Status, solely for eligibility purposes under Sections 3, 4, and 5 of Article IV of this Appendix T, and eligibility purposes under paragraph (b) of Section 1 of Article V of this Appendix T.

3. Determination of Accredited Service and Benefit Service - The sum of the Accredited Service and Benefit Service with which an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII is credited for the Plan Year that includes March 5, 1995 or, for an Employee described in clause (iii) of Section 1 of this Article VII, the date of his Change in Employment Status, shall not be less than or more than the Accredited Service with which the Employee would have been credited for such Plan Year but for the provisions of this Article VII or subsection (d) of Section 1.01 of the Plan. In such regard, there shall first be determined the Accredited Service of an Employee described in clause (i), clause (ii), or clause (iii) of Section 1 of this Article VII for such Plan Year in accordance with the second paragraph of Section 6 of Article III of this Appendix T, and there shall then be determined the Benefit Service of such an Employee for such Plan Year in accordance with subparagraph (ii) of paragraph (1) of subsection (d) of Section 1.37 of the Plan; provided, however, that such Benefit Service shall be rounded up or down, as applicable, if necessary to meet the limitation contained in the immediately preceding sentence.

4. Change in Employment Status - Effective beginning as of March 5, 1995, the provisions of subsection (a) of Section 1.01 of the Plan shall apply to each Employee described in clause (i), clause (ii), or clause (iv) of Section 1 of this Article VII. The provisions of paragraph (2) of subsection (d) of Section 1.01 of the Plan shall apply to each Employee described in clause (i) or (ii) of Section 1 of this Article VII as if he had had a Change in Employment Status pursuant to paragraph (1) of subsection (d) of Section 1.01 of the Plan as of March 5, 1995, except that in applying the next to last sentence of the first paragraph of paragraph (2) of subsection (d) of Section 1.01 of the Plan, the "GTE Benefit" shall be computed taking into account Section 2 of this Article VII. In applying the next to last sentence of the first paragraph of paragraph (2) of subsection (d) of Section 1.01 of the Plan to an Employee described in clause (iii) of Section 1 of this Article VII, the "GTE Benefit" shall be computed taking into account Section 2 of this Article VII.

5. Overriding Provisions - The provisions of this Article VII shall apply notwithstanding any other provision of the Plan to the contrary.

ATTACHMENT I
TO
APPENDIX T

CONTEL PROVISIONS

RESOLVED: That effective February 1, 1993 (except as otherwise provided), the GTE South Incorporated (Southeast) Plan for Hourly-Paid Employees' Pensions (the "Southeast Plan") is amended conditional upon the receipt of a favorable determination letter from the Internal Revenue Service that the Southeast Plan continues to be qualified under section 401(a) of the Internal Revenue Code, as follows:

1. For purposes of these resolutions, the following words and phrases shall have the meanings set forth below:

a. "Contel Affiliate" shall mean Contel of Virginia, Inc. (d/b/a GTE Virginia), Contel of West Virginia, Inc. (d/b/a GTE West Virginia), Contel of the South, Inc. (d/b/a GTE Systems of the South), Contel of North Carolina, Inc. (d/b/a GTE North Carolina), and Contel of South Carolina, Inc. (d/b/a GTE South Carolina).

b. "Contel Participant" shall mean (i) an hourly-paid employee of a Contel Affiliate who, on February 1, 1993, is an "Employee" within the meaning of Section 15 of Article II of the Southeast Plan or (ii) an Individual Transferee.

c. "Contel Plan" shall mean the Contel System Pension Plan, as in effect on January 31, 1993, except where a different effective date is specified in these resolutions.

d. "Contel Service" shall mean a Contel Participant's period of service as of his Transfer Date that is recognized for benefit accrual purposes under the terms of the Contel Plan in effect on that date.

e. "Contel Service Benefit" shall mean a Contel Participant's accrued benefit determined as of his Transfer Date in accordance with Sections 1.1 and 14.2 of the Contel Plan in effect on that date.

f. "GTE Benefit" shall mean (i) in the case of a Contel Participant whose normal retirement benefit is calculated under Paragraph 3.a., below, the Contel Participant's GTE Service Benefit; and (ii) in the case of a Contel Participant whose normal retirement benefit is calculated under Paragraph 3.b., below, the difference between the Contel Participant's Total Service Benefit and his Contel Service Benefit.

g. "GTE Compensation" shall mean a Contel Participant's compensation determined under the definition of compensation set forth in the Southeast Plan that is used to determine a participant's benefits thereunder. GTE Compensation shall include the remuneration that the Contel Participant received on or before his Transfer Date from a Contel Affiliate or from another company participating in the Contel Plan, but only to the extent that such remuneration is of a type that is recognized and taken into account under the Southeast Plan's definition of compensation.

h. "GTE Service" shall mean the Contel Participant's period of service after his Transfer Date that is recognized under the terms of the Southeast Plan for benefit accrual purposes.

i. "GTE Service Benefit" shall mean a Contel Participant's accrued benefit determined under the Southeast Plan's benefit formula and based on the Contel Participant's GTE Service and GTE Compensation.

j. "Individual Transferee" shall mean a person who (i) became a participant in the Southeast Plan before February 1, 1993, (ii) transferred (either voluntarily or involuntarily) from a Contel business unit to a GTE business unit before February 1, 1993, (iii) was a participant in the Contel Plan before he transferred to a GTE business unit, (iv) ceased accruing a benefit under the Contel Plan as of the date he transferred to a GTE business unit, and (v) has not commenced receiving benefits under either the Contel Plan or the Southeast Plan as of January 31, 1993.

k. "Total Service Benefit" shall mean a Contel Participant's accrued benefit determined solely under the Southeast Plan's benefit formula based on the Contel Participant's Contel Service and GTE Service and his GTE Compensation.

l. "Transfer Date" shall mean (i) with respect to an Individual Transferee, the date on which he ceased accruing benefits under the Contel Plan, and (ii) with respect to all other Contel Participants, January 31, 1993.

2. For purposes of determining vesting and benefit eligibility (including eligibility for early retirement benefits, disability benefits, and other benefits), the Southeast Plan shall recognize the period of service with which a Contel Participant is credited as of January 31, 1993, for vesting and benefit eligibility purposes under the terms of the Contel Plan.

3. The normal retirement benefit under the Southeast Plan of a Contel Participant shall be equal to the greater of the following:

a. The sum of the Contel Participant's Contel Service Benefit and GTE Service Benefit; or

b. The Contel Participant's Total Service Benefit.

4. The early retirement benefits, optional forms of benefit, and ancillary benefits that are available under the Contel Plan, shall be available under the Southeast Plan to Contel Participants subject to the following conditions:

a. Early Retirement Benefits:

(1) A Contel Participant who, as of January 31, 1993, has satisfied the requirements for an early retirement benefit under Section 4.3 of the Contel Plan shall be eligible to receive an early retirement benefit subject to the following conditions:

(a) if the Contel Participant's benefit is determined under Paragraph 3.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall not be reduced to reflect commencement before his normal retirement date; and

(b) if the Contel Participant's benefit is determined under Paragraph 3.b., above, his Total Service Benefit shall not be reduced to reflect commencement before his normal retirement date.

(2) A Contel Participant who, after February 1, 1993, satisfies the requirements for an early retirement benefit under Section 4.3 of the Contel Plan, but who does not satisfy the requirements for an early retirement benefit under the Southeast Plan, shall be eligible to receive an early retirement benefit subject to the following conditions:

(a) if the Contel Participant's benefit is determined under Paragraph 3.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall be actuarially reduced from his normal retirement date (using the Southeast Plan's early commencement factors that are applicable to deferred vested pensions); and

(b) if the Contel Participant's benefit is determined under Paragraph 3.b., above, his Total Service Benefit shall be actuarially reduced from his normal retirement date (using the Southeast Plan's early commencement factors that are applicable to deferred vested pensions).

(3) A Contel Participant who, either before or after February 1, 1993, satisfies the requirements for an early retirement benefit under the Southeast Plan shall be eligible to receive an early retirement benefit pursuant to the terms of the Southeast Plan, regardless of whether he has satisfied the requirements for an early retirement benefit under Section 4.3 of the Contel Plan, subject to the following conditions:

(a) if the Contel Participant's benefit is determined under Paragraph 3.a., above, his Contel Service Benefit shall be reduced in accordance with the Contel Plan's early retirement reduction factors, and his GTE Service Benefit shall be reduced in accordance with the Southeast Plan's early retirement reduction factors; and

(b) if the Contel Participant's benefit is determined under Paragraph 3.b., above, his Total Service Benefit shall be reduced in accordance with the Southeast Plan's early retirement reduction factors.

b. Deferred Vested Benefits:

(1) If a Contel Participant terminates from service with a nonforfeitable right to a benefit under Article 6 of the Contel Plan, he may elect to begin receiving his benefit under the Southeast Plan as of any date provided under Article 6 of the Contel Plan, or, if earlier, as of any date provided under the terms of the Southeast Plan.

(2) If a Contel Participant elects to receive his benefit as provided in Paragraph 4.b.(1), above, his entire benefit shall be reduced in accordance with the Southeast Plan's early commencement factors that are applicable to deferred vested pensions. However, in no event shall the amount of a Contel Participant's benefit determined as provided in the preceding sentence be less than the amount of his Contel Service Benefit reduced in accordance with the Contel Plan's early commencement factors that are applicable to deferred vested pensions.

c. Optional Forms of Payment:

(1) If a Contel Participant satisfies (either before or after February 1, 1993) the requirements for an optional form of benefit under the Contel Plan (other than any optional forms of benefit that are available solely with respect to a Transitional Benefit or Special Minimum Benefit under Articles 14 and 15 of the Contel Plan), the Contel Participant may elect to receive his entire benefit in any optional form of benefit provided under the Contel Plan (including, but not limited to, a life and 5-year certain annuity, and the various qualified joint and survivor annuities available under Section 4.6B. of the Contel Plan), subject to the conditions specified in subparagraph (2), below. If a Contel Participant satisfies (either before or after February 1, 1993) the requirements for an optional form of benefit under the Southeast Plan, the Contel Participant may elect to receive his entire benefit in any optional form of benefit provided under the Southeast Plan. Except as provided in Paragraph 5.c., below, with respect to certain grandfathered benefits, a Contel Participant's election of an optional form shall be applicable to his entire benefit.

(2) If a Contel Participant elects to receive his benefit in a form that is available under both the Contel Plan and the Southeast Plan (including a lump sum payment of a vested accrued benefit whose value is $3,500 or less) his benefit shall be determined as follows:

(a) if the Contel Participant's benefit is determined under Paragraph 3.a., above, the Contel Participant's Contel Service Benefit payable in the form provided in Section 4.6.A. of the Contel Plan shall be converted to an actuarially equivalent single life annuity ("Converted Contel Service Benefit"), and then the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Contel Plan shall be applied to the Contel Participant's Converted Contel Service Benefit and GTE Service Benefit; and

(c) if the Contel Participant's benefit under the Southeast Plan is determined under Paragraph 3.b., above, the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Southeast Plan shall be applied to the Contel Participant's entire benefit.

However, in no event shall the amount of a Contel Participant's benefit determined as provided in subparagraph (a) or (b), above, be less than the amount of the Contel Participant's Contel Service Benefit payable in the same form and determined on the basis of the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Contel Plan.

(3) If a Contel Participant elects to receive his benefit in a form that is available solely under the Southeast Plan, the actuarial factors or assumptions that are applicable to the form elected as provided under the terms of the Southeast Plan shall be applied to the Contel Participant's entire benefit.

d. Ancillary Benefits: Except as provided in Paragraph 5.a., below, with respect to certain grandfathered benefits, a Contel Participant shall not be eligible under the Southeast Plan to receive any ancillary benefit (including, but not limited to any disability benefit not in excess of a "qualified disability benefit" under Section 411(a)(9) of the Code and any preretirement or post-retirement death benefit) that is available under the Contel Plan and that is a part of the Contel Participant's Contel Service Benefit. A Contel Participant's entitlement to any ancillary benefit under the Southeast Plan shall be determined solely by the terms of the Southeast Plan with respect to the Contel Participant's entire accrued benefit. The terms of the Southeast Plan shall determine the type, amount, duration, and other characteristics of each ancillary benefit that is payable to a Contel Participant.

5. Provisions Applicable to Certain Grandfathered Benefits:

a. A Contel Participant shall be eligible under the Southeast Plan to receive any ancillary benefit that is part of a Transitional Benefit or Special Minimum Benefit provided under Articles 14 and 15 of the Contel Plan, including, but not limited to, the Special Surviving Spouse Benefit that is provided for in Section 14.5 of the Contel Plan, but only with respect to the Contel Participant's Transitional Benefit or Special Minimum Benefit that has accrued as of January 31, 1993.

b. If a Contel Participant satisfies the requirements under Article 14 or 15 of the Contel Plan for commencement of benefits before his normal retirement date, he may elect to receive his Contel Service Benefit pursuant to the terms of Article 14 or 15 of the Contel Plan. If a Contel Participant elects to begin receiving his Contel Service Benefit under Article 14 or 15 of the Contel Plan before he is otherwise eligible to receive his GTE Benefit, the Contel Participant shall begin receiving his GTE Benefit on the earliest date under the Southeast Plan on which a Contel Participant may begin receiving a benefit.

c. If a Contel Participant satisfies the requirements applicable to any optional forms of benefit that are available solely with respect to a Transitional Benefit or Special Minimum Benefit under Article 14 or 15 of the Contel Plan, the Contel Participant may elect to receive his Contel Service Benefit in any such forms. If a Contel Participant elects to receive his Contel Service Benefit pursuant to this Paragraph 5.c. in a form that includes a survivor annuity, the Contel Participant's GTE Benefit shall be payable under the Southeast Plan's automatic qualified joint and survivor annuity, with the same person receiving the survivor annuity under the Contel Service Benefit and the GTE Benefit. If a Contel Participant elects to receive his Contel Service Benefit pursuant to this Paragraph 5.c. in a form that does not provide a survivor annuity, the Contel Participant's GTE Benefit shall be payable as a single life annuity.

6. Provisions Applicable to All Participants in the Southeast Plan:

Effective February 1, 1993, all pre-March 14, 1991 GTE pension plan or Contel Plan Vesting Credited or Accredited Service of current participants in the Southeast Plan that has not already been taken into account under the terms of the Southeast Plan will be considered to be Vesting Service or Accredited Service, as the case may be, for all purposes under the terms of the Southeast Plan, including vesting, eligibility and benefit computation purposes; provided that no participant shall be credited with Accredited Service pursuant to this Paragraph 6 if such participant is receiving a benefit under the Contel System Pension Plan with respect to such Service.

TABLE I
TO
APPENDIX S AND APPENDIX T

See attached.

This table listed early commencement factors for former GTE Corporation employees who became plan participants in 2000.  The factors listed were for each month in the age group 18 to 65.

TABLE II
TO
APPENDIX S AND APPENDIX T

See attached.

This table contained a listing of joint and survivor factors to be applied to eligible participant's retirement income to determine survivor and disability benefits available under the Plan.  The factors applied only to former employees of GTE Corporation who became plan participants in 2000.  The factors listed were for each age group between 20 years old to 104 years old for the participant's retirement age and beneficiary's ages ranging from 10 to 114 years old.

TABLE III
TO
APPENDIX S AND APPENDIX T

ACTUARIAL EQUIVALENCE FOR SMALL PENSIONS

Effective with respect to distributions commencing on or after January 1, 1995 and any single sum (lump sum) payment made as of a date on or after January 1, 1995: Actuarial Equivalence for small pensions shall be determined in accordance with paragraph (i) of subsection (a) of Section 1.03 without regard to clause (B) thereof or paragraph (ii) of subsection (a) of Section 1.03 without regard to clause (B) thereof, as applicable.

TABLE IV
TO
APPENDIX S AND APPENDIX T

See attached (on following page 195-A)

GTE CORPORATION

5 YEAR CERTAIN AND LIFE OPTION FACTORS

SERVICE RETIREMENTS

AGE	FACTOR
20	0.9998
21	0.9998
22	0.9998
23	0.9997
24	0.9997
25	0.9997
26	0.9997
27	0.9996
28	0.9996
29	0.9996
30	0.9995
31	0.9994
32	0.9994
33	0.9993
34	0.9992
35	0.9991
36	0.9990
37	0.9989
38	0.9987
39	0.9986
40	0.9984
41	0.9983
42	0.9981
43	0.9979
44	0.9976
45	0.9973
46	0.9971
47	0.9967
48	0.9964
49	0.9958
50	0.9954
51	0.9949
52	0.9944
53	0.9937
54	0.9931
55	0.9923
56	0.9915
57	0.9904
58	0.9894
59	0.9882
60	0.9869
61	0.9853
62	0.9836
63	0.9817
64	0.9796
65 and over	0.9972

TABLE V
TO APPENDIX S

DETERMINATION OF ACTUARIAL EQUIVALENCE FOR
LUMP SUM DISTRIBUTIONS (OTHER THAN SMALL PENSIONS)

Actuarial equivalence of a lump sum distribution shall be determined by the greatest of:

(1) for a Participant who on October 31, 1982 was a participant in a predecessor plan sponsored by the Company or an Affiliate (as defined in the Former Plan), the application of The Travelers Insurance Company's single premium life annuity rates, set forth on Travelers Insurance Company Table LHFS Department Qualified Individual Single Premium Immediate Annuities No Refund-Monthly Incomes for $1,000 for Male and Female Ages 45-70, inclusive, which are used to determine the cost of a single premium immediate life annuity during the month of the Participant's pension commencement date, to the Participant's portion of the GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan determined as of October 31, 1982, assuming the Participant's age as of said date;

(2) the application of the 1971 Towers, Perrin, Forster & Crosby Forecast Mortality Table with ages set back two years and the six-month moving average yield of United States Treasury obligations with ten year maturities, as reported in the Federal Reserve Statistical Release or an equivalent publication of said Federal Reserve, with the six-month averaging period commencing 12 months prior to the Participant's pension commencement date, to the Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan;

(3) the application of the Applicable Mortality Table and the Applicable Interest Rate to the Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan commencing as of the date as of which distribution is made; provided, however, that lump sum distributions occurring during the period beginning on January 1, 1995, and ending one year after the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) shall be determined under this paragraph (3) by the application of (i) the Applicable Interest Rate or (ii) the annual rate of interest on 30-year Treasury securities in effect 90 days before the proposed distribution date, as specified by the Commissioner of Internal Revenue for that month in revenue rulings, notices, or other guidance published in the Internal Revenue Bulletin, whichever results in the larger distribution; or

(4) the application of the Applicable Mortality Table and the Applicable Interest Rate to the Participant's GTE Benefit attributable to the GTE Telephone Operations Salaried Pension Plan as of the date as of which distribution is made based on such benefit commencing as of the Participant's Normal Retirement Date; provided, however, that lump sum distributions occurring during the period beginning on January 1, 1995, and ending one year after the date of execution of Amendment No. 7 to ALLTEL Corporation Pension Plan (January 1, 1994 Restatement) shall be determined under this paragraph (4) by the application of (i) the Applicable Interest Rate or (ii) the annual rate of interest on 30-year Treasury securities in effect 90 days before the proposed distribution date, as specified by the Commissioner of Internal Revenue for that month in revenue rulings, notices, or other guidance published in the Internal Revenue Bulletin, whichever results in the larger distribution; except that, in the event a Participant whose lump sum distribution is determined to be greater under paragraph (1) above, fails to meet the good health requirement established under the Former Plan, said Participant can elect to have the good health requirement waived by electing to have his lump sum distribution calculated under the greatest of paragraph (2), (3), or (4) above.

13.20 Employees of CPI Acquisition, Inc. d/b/a Computer Power, Inc.

(a) Effective Date - March 1, 1992.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX U - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF CPI ACQUISITION, INC. D/B/A COMPUTER POWER, INC., which follows immediately hereafter.

APPENDIX U
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
CPI ACQUISITION, INC. D/B/A COMPUTER POWER, INC.

Effective as of the close of business on February 28, 1992, CPI Acquisition, Inc. d/b/a Computer Power, Inc. ("CPI") became a member of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of CPI who became employees of the Controlled Group on March 1, 1993.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07U "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after February 28, 1992.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14U "Compensation" shall include only amounts earned (as an Employee of an Employer) after February 28, 1992.

C. Section 1.37(g) is modified as follows:

1.37(g)R Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to March 1, 1992: An Employee's period(s) of employment with CPI after February 28, 1987, and prior to March 1, 1992, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After March 1, 1992: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)U Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to March 1, 1992: None.

(ii) Benefit Service From and After March 1, 1992: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)U Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to March 1, 1992: An Employee's period(s) of employment with CPI after February 28, 1987, and prior to March 1, 1992, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After March 1, 1992: In accordance with the provisions of Section 1.37(f).

13.21 Employees of TDS Healthcare Systems Corporation

(a) Effective Date - October 1, 1993.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX V - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF TDS HEALTHCARE SYSTEMS CORPORATION, which follows immediately hereafter.

APPENDIX V
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
TDS HEALTHCARE SYSTEMS CORPORATION AND/OR ITS SUBSIDIARIES

Effective as of October 1, 1993, certain employees of TDS Healthcare Systems Corporation and/or its subsidiaries ("TDS") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of TDS who became employees of the Controlled Group on October 1, 1993.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07V "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after September 30, 1993.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14V "Compensation" shall include only amounts earned (as an Employee of an Employer) after September 30, 1993.

C. Section 1.37(g) is modified as follows:

1.37(g)R Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to October 1, 1993: An Employee's period(s) of employment with TDS after September 30, 1988, and prior to October 1, 1993, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After October 1, 1993: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)V Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to October 1, 1993: None.

(ii) Benefit Service From and After October 1, 1993: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)V Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to October 1, 1993: An Employee's period(s) of employment with TDS after September 30, 1988, and prior to October 1, 1993, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After October 1, 1993: In accordance with the provisions of Section 1.37(f).

13.22 Employees of Citizens Utilities Company of Pennsylvania

(a) Effective Date - December 31, 1995.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - None.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX W - SPECIAL PROVISIONS APPLICABLE TO CERTAIN FORMER EMPLOYEES OF CITIZENS UTILITIES COMPANY OF PENNSYLVANIA, which appendix follows immediately hereafter.

APPENDIX W
SPECIAL PROVISIONS APPLICABLE TO CERTAIN FORMER EMPLOYEES
OF
CITIZENS UTILITIES COMPANY OF PENNSYLVANIA

Effective as of December 31, 1995, certain employees of the Citizens Utilities Company of Pennsylvania ("Citizens") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Citizens who became employees of the Controlled Group on December 31, 1995.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07W "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after December 31, 1995.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14W "Compensation" shall include only amounts earned (as an Employee of an Employer) after December 31, 1995.

C. Section 1.37(d) is modified as follows:

1.37(d)W Benefit Service

(1) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to December 31, 1995: None.

(ii) Benefit Service From and After December 31, 1995: In accordance with the provisions of Section 1.37(d).

D. Section 1.37(f) is modified as follows:

1.37(f)W Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to December 31, 1995: An Employee's period(s) of employment with Citizens prior to December 31, 1995, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After December 31, 1995: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

E. Section 1.37(g) is modified as follows:

1.37(g)W Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to December 31, 1995: An Employee's period(s) of employment with Citizens prior to December 31, 1995, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After December 31, 1995: In accordance with the provisions of Section 1.37(g).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

13.23 Employees of Vertex Business Systems, Inc.

(a) Effective Date - May 30, 1995.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX X - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF VERTEX BUSINESS SYSTEMS, INC., which follows immediately hereafter.

APPENDIX X
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
VERTEX BUSINESS SYSTEMS, INC.

Effective as of May 30, 1995, certain employees of Vertex Business Systems, Inc. ("Vertex") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Vertex who became employees of the Controlled Group on May 30, 1995.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07X "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after May 30, 1995.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14X "Compensation" shall include only amounts earned (as an Employee of an Employer) after May 30, 1995.

C. Section 1.37(g) is modified as follows:

1.37(g)X Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to May 31, 1995: An Employee's period(s) of employment with Vertex after May 30, 1990, and prior to May 31, 1995, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After May 31, 1995: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)X Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to May 31, 1995: None.

(ii) Benefit Service From and After May 31, 1995: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)X Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to May 31, 1995: An Employee's period(s) of employment with Vertex after May 30, 1990, and prior to May 31, 1995, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After May 31, 1995: In accordance with the provisions of Section 1.37(f).

13.24 Employees of BellSouth Mobility Inc.

(a) Effective Date - August 31, 1995.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX Y - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF BELLSOUTH MOBILITY INC., which follows immediately hereafter.

APPENDIX Y
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
BELLSOUTH MOBILITY INC.

Effective as of August 31, 1995, certain employees of BellSouth Mobility Inc. ("BellSouth") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of BellSouth who became employees of the Controlled Group on August 31, 1995.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07Y "Basic Compensation" shall include only amounts earned after August 31, 1995.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14Y "Compensation" shall include only amounts earned after August 31, 1995.

C. Section 1.37(g) is modified as follows:

1.37(g)Y Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to September 1, 1995: An Employee's period(s) of employment with BellSouth prior to September 1, 1995, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After September 1, 1995: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)Y Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to September 1, 1995: None.

(ii) Benefit Service From and After September 1, 1995: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)Y Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to September 1, 1995: An Employee's period(s) of employment with BellSouth prior to September 1, 1995, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After September 1, 1995: In accordance with the provisions of Section 1.37(f).

13.25 Employees of Medical Data Technologies, Inc.

(a) Effective Date - December 26, 1994.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX Z - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF MEDICAL DATA TECHNOLOGIES, INC., which follows immediately hereafter.

APPENDIX Z
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
MEDICAL DATA TECHNOLOGIES, INC.

Effective as of December 26, 1994, certain employees of Medical Data Technologies, Inc. ("Medical Data") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Medical Data who became employees of the Controlled Group on December 26, 1994.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07Z "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after December 25, 1994.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14Z "Compensation" shall include only amounts earned (as an Employee of an Employer) after December 25, 1994.

C. Section 1.37(g) is modified as follows:

1.37(g)Z Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to December 26, 1994: An Employee's period(s) of employment with Medical Data after December 25, 1989, and prior to December 26, 1994, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After December 26, 1994: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)Z Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to December 26, 1994: None.

(ii) Benefit Service From and After December 26, 1994: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)Z Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to December 26, 1994: An Employee's period(s) of employment with Medical Data after December 25, 1989, and prior to December 26, 1994, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After December 26, 1994: In accordance with the provisions of Section 1.37(f).

13.26 Employees of Frontier Cellular of Alabama, Inc.

(a) Effective Date - January 31, 1997.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX AA - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF FRONTIER CELLULAR OF ALABAMA, INC., which follows immediately hereafter.

APPENDIX AA
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
FRONTIER CELLULAR OF ALABAMA, INC.

Effective as of January 31, 1997, certain employees of Frontier Cellular of Alabama, Inc. ("Frontier Cellular") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Frontier Cellular who became employees of the Controlled Group on January 31, 1997.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07AA "Basic Compensation" shall include only amounts earned after January 30, 1997.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14AA "Compensation" shall include only amounts earned after January 30, 1997.

C. Section 1.37(g) is modified as follows:

1.37(g)AA Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 31, 1997: An Employee's period(s) of employment with Frontier Cellular prior to January 31, 1997, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After January 31, 1997: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)AA Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 31, 1997: None.

(ii) Benefit Service From and After January 31, 1997: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)AA Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to January 31, 1997: An Employee's period(s) of employment with Frontier Cellular prior to January 31, 1997, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After January 31, 1997: In accordance with the provisions of Section 1.37(f).

13.27 Employees of Georgia Telephone Corporation

(a) Effective Date - September 30, 1997.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX BB - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF GEORGIA TELEPHONE CORPORATION, which follows immediately hereafter.

APPENDIX BB
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
GEORGIA TELEPHONE CORPORATION

Effective as of September 30, 1997, certain employees of Georgia Telephone Corporation ("Georgia Telephone") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Georgia Telephone who became employees of the Controlled Group on September 30, 1997.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07BB "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after September 29, 1997.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14BB "Compensation" shall include only amounts earned (as an Employee of an Employer) after September 29, 1997.

C. Section 1.37(g) is modified as follows:

1.37(g)BB Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to September 30, 1997: An Employee's period(s) of employment with Georgia Telephone prior to September 30, 1997, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After September 30, 1997: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)BB Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to September 30, 1997: None.

(ii) Benefit Service From and After September 30, 1997: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)BB Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to September 30, 1997: An Employee's period(s) of employment with Georgia Telephone prior to September 30, 1997, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After September 30, 1997: In accordance with the provisions of Section 1.37(f).

13.28 Employees of The Georgia Independent RSA Nos. 7 and 10 Cellular Partnership

(a) Effective Date - July 1, 1998.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX CC - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF THE GEORGIA INDEPENDENT RSA NOS. 7 AND 10 CELLULAR PARTNERSHIP, which follows immediately hereafter.

APPENDIX CC
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
THE GEORGIA INDEPENDENT RSA NOS. 7 AND 10 CELLULAR PARTNERSHIP

Effective as of July 1, 1998, certain employees of The Georgia Independent RSA Nos. 7 and 10 Cellular Partnership ("Cell Plus") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Cell Plus who became employees of the Controlled Group on July 1, 1998.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07CC "Basic Compensation" shall include only amounts earned after June 30, 1998.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14CC "Compensation" shall include only amounts earned after June 30, 1998.

C. Section 1.37(g) is modified as follows:

1.37(g)CC Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to July 1, 1998: An Employee's period(s) of employment with Cell Plus prior to July 1, 1998, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After July 1, 1998: In accordance with the provisions of Section 1.37(g).

D. Section 1.37(d) is modified as follows:

1.37(d)CC Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to July 1, 1998: None.

(ii) Benefit Service From and After July 1, 1998: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)CC Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to July 1, 1998: An Employee's period(s) of employment with Cell Plus prior to July 31, 1998, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After July 1, 1998: In accordance with the provisions of Section 1.37(f).

13.29 Employees of Standard Group, Inc.

(a) Effective Date - January 6, 1999.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX DD - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF STANDARD GROUP, INC., which follows immediately hereafter.

APPENDIX DD
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
STANDARD GROUP, INC.

Effective as of January 6, 1999, certain employees of Standard Group, Inc. became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Standard Group, Inc. who became employees of the Controlled Group on January 6, 1999.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07DD "Basic Compensation" shall include only amounts earned after January 5, 1999.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14DD "Compensation" shall include only amounts earned after January 5, 1999.

C. Section 1.37(g) is modified as follows:

1.37(g)DD Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 6, 1999: An Employee's period(s) of employment with Standard Group, Inc. prior to January 6, 1999, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After January 6, 1999: In accordance with the provisions of Section 1.37(g).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D. Section 1.37(d) is modified as follows:

1.37(d)DD Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 6, 1999: None.

(ii) Benefit Service From and After January 6, 1999: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)DD Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to January 6, 1999: An Employee's period(s) of employment with Standard Group, Inc. prior to January 6, 1999, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After January 6, 1999: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

13.30 Employees of Durango Cellular Telephone Company

(a) Effective Date - March 31, 1999.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX EE - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF DURANGO CELLULAR TELEPHONE COMPANY, which follows immediately hereafter.

APPENDIX EE
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
DURANGO CELLULAR TELEPHONE COMPANY

Effective as of March 31, 1999, certain employees of Durango Cellular Telephone Company became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Durango Cellular Telephone Company who became employees of the Controlled Group on March 31, 1999.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07EE "Basic Compensation" shall include only amounts earned after March 30, 1999.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14EE "Compensation" shall include only amounts earned after March 30, 1999.

C. Section 1.37(g) is modified as follows:

1.37(g)EE Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to March 31, 1999: An Employee's period(s) of employment with Durango Cellular Telephone Company prior to March 31, 1999, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After March 31, 1999: In accordance with the provisions of Section 1.37(g).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D. Section 1.37(d) is modified as follows:

1.37(d)EE Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to March 31, 1999: None.

(ii) Benefit Service From and After March 31, 1999: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)EE Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to March 31, 1999: An Employee's period(s) of employment with Durango Cellular Telephone Company prior to March 31, 1999, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After March 31, 1999: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

13.31 Employees of 360 Communications Company and its Predecessors

(a) Effective Date - January 1, 1999.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX FF - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF 360 COMMUNICATIONS COMPANY AND ITS PREDECESSORS, which follows immediately hereafter.

APPENDIX FF
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
360 COMMUNICATIONS COMPANY AND ITS PREDECESSORS

Notwithstanding any other provision of the Plan, effective January 1, 1999, the Plan is modified as set forth below with respect to any employee who is in employment of the Controlled Group covered under the Plan on or after January 1, 1999 and who is listed in Attachment I to this Appendix FF.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07FF "Basic Compensation" shall include only amounts earned after January 1, 1999.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14FF "Compensation" shall include only amounts that constitute "Compensation" for Plan Years beginning on or after January 1, 1999.

C. Section 1.37(g) is modified as follows:

1.37(g)FF Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 1, 1999:

(A) Service Prior to January 1, 1976: The period, or the aggregate of the periods, listed with respect to the Participant on Attachment I to this Appendix FF, stated as years and completed months.

(B) Service From and After January 1, 1976 and Prior to January 1, 1999: The Participant shall be credited with Vesting Service with respect to each period set forth with respect to the Participant on Attachment I to this Appendix FF determined as though the Participant had been continuously during each such period an Employee of the Controlled Group and had been credited with ten (10) Hours of Service for each day of employment during such periods(s).

(ii) Service From and After January 1, 1999: In accordance with the provisions of Section 1.37(g).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D. Section 1.37(d) is modified as follows:

1.37(d)FF Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 1, 1999: None.

(ii) Benefit Service From and After January 1, 1999: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)FF Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to January 1, 1999: The Participant shall be credited with Eligibility Years of Service with respect to each period set forth with respect to the Participant on Attachment I to this Appendix FF determined as though the Participant had been credited with ten (10) Hours of Service for each day of employment during such period(s).

(ii) Service From and After January 1, 1999: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

ATTACHMENT I
TO
APPENDIX FF

See attached.

The attached included a listing of eligible participants.  The information listed for each participant included last name, first name, service start date and service end date.

13.32 Employees of Aliant Communications Inc. and its Subsidiaries

(a) Effective Date - July 2, 1999.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX GG - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF ALIANT COMMUNICATIONS INC. AND ITS SUBSIDIARIES, which follows immediately hereafter.

APPENDIX GG
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
ALIANT COMMUNICATIONS INC. AND ITS SUBSIDIARIES

Effective as of July 2, 1999, certain employees of Aliant became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective July 2, 1999, the Plan is modified as set forth below with respect to any employee who is in employment of the Controlled Group covered under the Plan on or after July 2, 1999, and who, on or before July 1, 1999, had service credited for vesting purposes under the Plan for Employees' Pensions of Aliant Communications Co.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07GG "Basic Compensation" shall include only amounts earned after July 1, 1999.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14GG "Compensation" shall include only amounts earned after July 1, 1999.

C. Section 1.37(g) is modified as follows:

1.37(g)GG Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 1, 1999: An Employee's period(s) of employment prior to January 1, 1999, shall be counted as Vesting Service to the extent of the number of whole one-year periods that are credited as of December 31, 1998, to such Employee under the provisions of the Plan for Employees' Pensions of Aliant Communications Co. as in effect from time to time (the "Aliant Plan") as "Continuous Service," as such term is defined in the Aliant Plan.

(ii) Service From January 1, 1999, to July 1, 1999: for purposes of determining a Vesting Year of Service for the Plan Year ending December 31, 1999, an Employee shall be credited for the Plan Year ending December 31, 1999, with a number of Hours of Service equal to the number of "Hours of Service," as defined in the Plan for Employees' Pensions of Aliant Communications Co. as in effect on December 31, 1999, (the "Pre-2000 Aliant Plan"), credited to such Employee under the Pre-2000 Aliant Plan for purposes of determining "Continuous Service," as defined in the Pre-2000 Aliant Plan, with respect to the period beginning January 1, 1999, and ending July 1, 1999.

(iii) Service From and After July 2, 1999: In accordance with the provisions of Section 1.37(g).

(iv) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D. Section 1.37(d) is modified as follows:

1.37(d)GG Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to July 2, 1999: None.

(ii) Benefit Service From and After July 2, 1999: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)GG Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to July 2, 1999: With respect to periods of employment occurring prior to July 2, 1999, an Employee shall receive credit under the Plan for purposes of Eligibility Service for service similarly credited for purposes of eligibility to participate under the Plan for Employees' Pensions of Aliant Communications Co. as in effect as of the relevant time (the "Aliant Plan") in the same manner as provided in Section 1.37(g)GG(a)(i) and (ii), modified, however, to reflect that both the Plan and the Aliant Plan determined eligibility service using the hours method and a computation period that adjusts from the first anniversary of employment to the plan year.

(ii) Service From and After July 2, 1999: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

13.33 Employees of KINI, L.C.

(a) Effective Date - January 1, 2000.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX HH - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF KINI, L.C., which follows immediately hereafter.

APPENDIX HH
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
KINI, L.C.

Effective as of September 30, 1999, certain employees of KINI, L.C. became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective January 1, 2000, the Plan is modified as set forth below with respect to any employee of KINI, L.C. who became an employee of the Controlled Group on September 30, 1999, and who is in employment of the Controlled Group covered under the Plan on January 1, 2000.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07HH "Basic Compensation" shall include only amounts earned on or after January 1, 2000.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14HH "Compensation" shall include only amounts earned on or after January 1, 2000.

C. Section 1.37(g) is modified as follows:

1.37(g)HH Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 1, 2000: An Employee's period(s) of employment with KINI, L.C. prior to January 1, 2000, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After January 1, 2000: In accordance with the provisions of Section 1.37(g).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D. Section 1.37(d) is modified as follows:

1.37(d)HH Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 1, 2000: None.

(ii) Benefit Service From and After January 1, 2000: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)HH Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to January 1, 2000: An Employee's period(s) of employment with KINI, L.C. prior to January 1, 2000, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After January 1, 2000: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

13.34 Employees of SOUTHWESTCO WIRELESS, L.P.

(a) Effective Date - April 1, 2000.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX II - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF SOUTHWESTCO WIRELESS, L.P., which follows immediately hereafter.

APPENDIX II
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
SOUTHWESTCO WIRELESS, L.P.

Effective as of April 1, 2000, certain employees of SOUTHWESTCO WIRELESS, L.P. became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective April 1, 2000, the Plan is modified as set forth below with respect to active employees of SOUTHWESTCO WIRELESS, L.P. who became employees of the Controlled Group on April 1, 2000.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07II "Basic Compensation" shall include only amounts earned on and after April 1, 2000.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14II "Compensation" shall include only amounts earned on and after April 1, 2000.

C. Section 1.37(g) is modified as follows:

1.37(g)II Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to April 1, 2000: An Employee's period(s) of employment with SOUTHWESTCO WIRELESS, L.P. prior to April 1, 2000, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After April 1, 2000: In accordance with the provisions of Section 1.37(g).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D. Section 1.37(d) is modified as follows:

1.37(d)II Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to April 1, 2000: None.

(ii) Benefit Service From and After April 1, 2000: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)II Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to April 1, 2000: An Employee's period(s) of employment with SOUTHWESTCO WIRELESS, L.P. prior to April 1, 2000, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After April 1, 2000: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

13.35 Employees of GTE Mobilnet Service Corporation

(a) Effective Date - July 1, 2000.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX JJ - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF GTE MOBILNET SERVICE CORPORATION, which follows immediately hereafter.

APPENDIX JJ
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
GTE MOBILNET SERVICE CORPORATION

Effective as of July 1, 2000, certain employees of GTE Mobilnet Service Corporation became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective July 1, 2000, the Plan is modified as set forth below with respect to active employees of GTE Mobilnet Service Corporation who became employees of the Controlled Group on July 1, 2000.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07JJ "Basic Compensation" shall include only amounts earned on and after July 1, 2000.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14JJ "Compensation" shall include only amounts earned on and after July 1, 2000.

C. Section 1.37(g) is modified as follows:

1.37(g)JJ Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to July 1, 2000: An Employee's period(s) of employment with GTE Mobilnet Service Corporation prior to July 1, 2000, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After July 1, 2000: In accordance with the provisions of Section 1.37(g).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D. Section 1.37(d) is modified as follows:

1.37(d)JJ Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to July 1, 2000: None.

(ii) Benefit Service From and After July 1, 2000: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)JJ Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to July 1, 2000: An Employee's period(s) of employment with GTE Mobilnet Service Corporation prior to July 1, 2000, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After July 1, 2000: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

13.36 Employees of Radiofone/Cellular One

(a) Effective Date - October 1, 2000.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - Not Applicable.

(i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

(j) Miscellaneous - See APPENDIX KK - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF RADIOFONE/CELLULAR ONE, which follows immediately hereafter.

APPENDIX KK
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
RADIOFONE/CELLULAR ONE

Effective as of October 1, 2000, certain employees of Radiofone/Cellular One became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, effective October 1, 2000, the Plan is modified as set forth below with respect to active employees of Radiofone/Cellular One who became employees of the Controlled Group on October 1, 2000.

A. Section 1.07 is modified by adding to the definition thereof the following:

1.07KK "Basic Compensation" shall include only amounts earned on and after October 1, 2000.

B. Section 1.14 is modified by adding to the definition thereof the following:

1.14KK "Compensation" shall include only amounts earned on and after October 1, 2000.

C. Section 1.37(g) is modified as follows:

1.37(g)KK Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to October 1, 2000: An Employee's period(s) of employment with Radiofone/Cellular One prior to October 1, 2000, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After October 1, 2000: In accordance with the provisions of Section 1.37(g).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D. Section 1.37(d) is modified as follows:

1.37(d)KK Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to October 1, 2000: None.

(ii) Benefit Service From and After October 1, 2000: In accordance with the provisions of Section 1.37(d).

E. Section 1.37(f) is modified as follows:

1.37(f)KK Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to October 1, 2000: An Employee's period(s) of employment with Radiofone/Cellular One prior to October 1, 2000, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

(ii) Service From and After October 1, 2000: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

13.37 Effect of Plan for Employees' Pensions of Aliant Communications Co.

(a) Effective Date - January 1, 2002.

(b) Account - None.

(c) Minimum Normal Retirement Pension - None.

(d) Minimum Early Retirement Pension - None.

(e) Minimum Disability Retirement Pension - None.

(f) Minimum Deferred Vested Pension - None.

(g) Minimum Death Benefit - None.

(h) Prior Plan Offset - None.

(i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Prior Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Prior Plan had terminated immediately prior to the Effective Date.

(j) Miscellaneous - See APPENDICES LL and MM - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF ALIANT COMMUNICATIONS CO. AND AFFILIATED COMPANIES, which appendices follow immediately hereafter.

APPENDIX LL
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
ALIANT COMMUNICATIONS CO. AND AFFILIATED COMPANIES

The Plan for Employees' Pensions of Aliant Communications Co. (the "Former Plan") is continued by amendment and merger into the Plan effective immediately following the end of the Plan Year ending December 31, 2001 (so that the Plan and the Former Plan existed separately for the entire Plan Year ending December 31, 2001 and only the Plan exists for the Plan Year beginning January 1, 2002). Thereafter, the provisions of the Plan shall govern the interests of participants, former participants, beneficiaries, contingent annuitants or any other person or entity claiming any right or interest under the Former Plan.

Notwithstanding any other provision of the Plan, effective January 1, 2002, the Plan is modified as set forth below with respect to any employee who is in employment of the Controlled Group covered under the Plan on or after January 1, 2002 and who prior to January 1, 2002 was a "Member" (as defined in the Former Plan) under the Former Plan by reason of employment with ALLTEL Nebraska, Inc. (formerly known as Aliant Communications Co.) or its affiliated companies (collectively "Aliant"), other than employment covered by a collective bargaining agreement providing for coverage under the Former Plan. For a Former Plan participant who died, became "totally and permanently disabled" or who had a Termination of Employment prior to January 1, 2002, the provisions of the Former Plan in effect at the date of the participant's death, the date the participant became totally and permanently disabled, or when the participant had a Termination of Employment shall govern the rights and interests of the participant, his beneficiaries and contingent annuitants and any other person or entity claiming any right or interest through the participant's participation in the Former Plan, except as otherwise required by law, or if the Former Plan participant is reemployed in employment of the Controlled Group on or after January 1, 2002 other than in employment covered by a collective bargaining agreement providing for coverage under the Former Plan or Appendix MM to this Section 13.37 of the Plan, in which case the Plan as modified as set forth below shall apply to such Former Plan participant. Notwithstanding anything to the contrary in the foregoing provisions: This Appendix LL shall not apply to any employee who on or after January 1, 2002 is subject to Appendix MM to this Section 13.37 of the Plan, and the provisions of Appendix MM to this Section 13.37 of the Plan shall apply to determine the employee's benefit, if any, under the Plan.

For purposes of applying the provisions of this Appendix LL, whenever reference herein is made to Appendix MM to this Section 13.37, "Accrued Benefit" shall be replaced by "Aliant Benefit" each place in which it appears and any other defined terms in Appendix MM to this Section 13.37 shall be given the meaning otherwise given to those terms in Appendix MM to this Section 13.37.

For purposes of this Appendix LL, a Participant shall be fully vested in his "Aliant Benefit," as defined herein.

A. Section 1.01 is modified as follows:

1.01LL "Accrued Pension" for a Participant means (except as otherwise provided herein) an amount equal to the sum of (1) and (2) below:

(1) An amount equal to the Participant's Accrued Pension under Section 1.01 without regard to this subsection 1.01LL.

plus

(2) An amount equal to the Participant's "Aliant Benefit," as defined below.

Notwithstanding the preceding definition of "Accrued Pension," the Participant's Accrued Pension shall be determined without regard to his Aliant Benefit for purposes of Section 10.03, Section 10.06, and Section 11.02.

A Participant's "Aliant Benefit" shall mean the following:

(a) For a Participant who does not have at least one hour of service with the Controlled Group during the period from January 1, 2002 through December 31, 2005, an amount equal to the Participant's "Accrued Benefit" as that term is defined in the Former Plan and accrued as of December 31, 2001.

(b) For a Participant who has at least one hour of service with the Controlled Group during the period from January 1, 2002 through December 31, 2005, the greater of (i) the Participant's "Accrued Benefit" as that term is defined in the Former Plan and accrued as of December 31, 2001 or (ii) the Participant's "Accrued Benefit" as of December 31, 2001 under the compensation-based formula in Section 4.01(c)(2)(B) of the Former Plan, but not including the last sentence of Section 4.01(c)(2)(B) (regarding employment transfers) (and not including the minimum normal retirement Benefit formulas), multiplied by a fraction (not less than one), the numerator of which is the Participant's Average Final Compensation (as defined below) as of the earlier of December 31, 2005 or the Participant's Termination of Employment subsequent to December 31, 2001, and the denominator of which is the Participant's "Average Final Compensation" as that term is defined in the Former Plan under the Former Plan as of December 31, 2001.

For purposes of the immediately preceding paragraph and this paragraph, the following shall apply:

(A) If a person to whom clause (b) of the immediately preceding paragraph applies is not an active employee of the Company (as defined in the Former Plan) or an Affiliated Company (as defined in the Former Plan) on December 31, 2001, clause (b) shall be applied by substituting for "December 31, 2001" (in each place in which it is applicable) the following: "the last date prior to December 31, 2001 on which the Participant's employment with the Company (as defined in the Former Plan) and any Affiliated Company (as defined in the Former Plan) covered under the Former Plan terminated".

(B) Any calculation "as of" a date shall be determined as if the Participant's employment with the Controlled Group (Company (as defined in the Former Plan) and any Affiliated Company (as defined in the Former Plan) for employment terminations prior to January 1, 2002) terminated at the close of business on that date.

(C) "Average Final Compensation" shall mean the average annual Compensation of a Participant during the five consecutive years of his Continuous Service affording the highest such average, or during all the years of his Continuous Service if less than five years. In the event any unused vacation is remaining at the Participant's retirement date, the 5-year period in which average compensation is to be determined may be adjusted by the extent of the remaining unused vacation; in such cases, the 5-year period would end after the Participant's retirement date or Normal Retirement Date at the ending date of the unused vacation.

(D) "Compensation" shall mean the regular full-time basic rate of pay paid by the Employer (Company (as defined in the Former Plan) for periods prior to January 1, 2002) or member of the Controlled Group (an Affiliated Company (as defined in the Former Plan) for periods prior to January 1, 2002) to an Employee, or to a Participant who is an active employee of the Controlled Group (Affiliated Company (as defined in the Former Plan) for periods prior to January 1, 2002) and who would be an Employee if the member of the Controlled Group ( the Affiliated Company (as defined in the Former Plan) for periods prior to January 1, 2002) were participating in the Plan (Former Plan for periods prior to January 1, 2002) with respect to its employees, for services rendered to the Employer (Company (as defined in the Former Plan) for periods prior to January 1, 2002) or member of the Controlled Group (an Affiliated Company (as defined in the Former Plan) for periods prior to January 1, 2002), including any bonuses, commissions, special pay and incentive pay (except cash incentive awards, stock options and other benefits payable under the 1989 Stock and Incentive Plan, or any other replacement plan of a similar nature placed in effect, and except Matching Contributions and Stock Bonus Contributions paid under Aliant Communications Inc.'s 401(k) Savings and Stock Ownership Plan and any employer contributions (other than 401(k) salary reduction contributions) to any other plan intended to be qualified under Section 401(a) of the Code) and including any salary reduction contributions made to such 401(k) Savings and Stock Ownership Plan or made in connection with any other cash-or-deferred arrangement described in Section 401(k) of the Code or any cafeteria plan described in Section 125 of the Code, but excluding pay for overtime and the Employer's (Company's (as defined in the Former Plan) for periods prior to January 1, 2002) or member of the Controlled Group's (Affiliated Company's (as defined in the Former Plan) for periods prior to January 1, 2002) cost for any public or private employee benefit plan including this Plan (Former Plan for periods prior to January 1, 2002), under rules uniformly applicable to all employees similarly situated. Effective January 1, 1989, Compensation taken into account for any purpose under this Appendix LL (Former Plan for periods prior to January 1, 2002) shall not exceed the Compensation Limit (as defined below).

The Compensation Limit for a calendar year is determined under the following schedule:

Calendar Year	Compensation Limit
1989	$200,000
1990	209,200
1991	222,220
1992	228.860
1993	235,840
1994	150,000
1995	150,000
1996	150,000
1997	160,000
1998	160,000
1999	160,000
2000	170,000
2001	170,000

The annual compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the Plan Year or such other 12-month period over which compensation is otherwise determined under the Plan (Former Plan for periods prior to January 1, 2002) (the determination period). For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, but only for a Participant who is an active employee of the Employer or member of the Controlled Group in a Plan Year beginning after December 31, 2001, compensation for any prior determination period beginning after December 31, 1993 shall be limited to $200,000 (i.e., the Compensation Limit shall be $200,000). The $200,000 limit on annual compensation in this paragraph shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

(E) Continuous Service shall be calculated in accordance with Section 3.01 of Appendix MM to this Section 13.37.

B. Section 1.03 is modified as follows:

1.03LL "Actuarial Equivalent" means with respect to any determination of actuarial equivalence required by the provisions of the Plan involving the Aliant Benefit shall be made on the basis set forth on Schedule A to this Appendix LL.

C. Section 1.24 is modified as follows:

1.24LL Normal Retirement Age

Notwithstanding anything to the contrary in Section 1.24: The later of (A) the earlier of (i) the Employee's completion of five years of Continuous Service or (ii) the Employee's completion of the fifth anniversary of when the Employee commenced participation in the Former Plan, or (B) the Employee's attaining age 65. Continuous Service for this purpose shall be calculated in accordance with Section 3.01 of Appendix MM to this Section 13.37.

D. Section 1.48LL is added as follows:

1.48LL "Former Plan" means the Plan for Employees' Pensions of Aliant Communications Co., as amended through December 31, 2001.

E. Section 1.37(d) is modified as follows:

1.37(d)LL Benefit Service

(a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

(i) Benefit Service Prior to January 1, 2002: None (unless the employee had become a Participant prior to January 1, 2002 under other provisions of the Plan, in which case the provisions of Section 1.37(d) shall apply).

(ii) Benefit Service From and After January 1, 2002: In accordance with the provisions of Section 1.37(d).

F. Section 1.37(f) is modified as follows:

1.37(f)LL Eligibility Year of Service

(a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

(i) Service Prior to January 1, 2002: An Employee's period(s) of employment with Aliant prior to January 1, 2002, shall be counted as Eligibility Years of Service to the extent of the number of whole 1-year periods of service that were similarly credited under the provisions of the Former Plan, and if the Employee would not be credited with at least one whole 1-year period of service, the Employee's period(s) of employment with Aliant prior to January 1, 2002 shall be counted toward Eligibility Years of Service to the extent of the number of hours of service that were similarly credited under the provisions of the Former Plan and the Employee's Employment Commencement Date shall be the date on which the Employee first performed an hour of service under the Former Plan.

(ii) Service From and After January 1, 2002: In accordance with the provisions of Section 1.37(f).

(iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan and the Former Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

G. Section 1.37(h) is modified as follows:

1.37(h)LL Bridging

Notwithstanding any other provision of this Plan, any former Participant who, irrespective of the date of his Termination of Employment, had not fulfilled the requirements for vested benefits under this Plan including any prior provision hereof, and who again was or is employed, shall have years of pre-termination Vesting Service and Benefit Service restored, unless otherwise restored in accordance with Section 1.37 or Section 10.04, if the number of consecutive years of post-termination employment is at least 5; provided, however, that this Section 1.37(h)LL shall not result in the restoration of any pre-termination service with respect to any termination which occurred prior to January 1, 2002.

H. Section 1.37(g) is modified as follows:

1.37(g)LL Vesting Service

(a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

(i) Service Prior to January 1, 2002: For a Participant as of January 1, 2002, the Participant's period(s) of employment with Aliant prior to January 1, 2002, shall be counted as Vesting Service to the extent of the number of whole 1-year periods of "Eligible Service" that were credited under the provisions of the Former Plan.

(ii) Service From and After January 1, 2002: In accordance with the provisions of Section 1.37(g).

(iii) Notwithstanding the provisions of part (ii), a Participant shall not be credited with less years of Vesting Service for service from and after January 1, 2002 than under the method for determining vesting service under the Former Plan.

(iv) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service or Vesting Years of Service under the Plan and the Former Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

I. Section 7.01 is modified as follows:

7.01LL Maximum Limitation on Pensions

(n) Notwithstanding anything to the contrary in subsection 7.01(j) of the Plan, the provisions of subsection 7.01(j) of the Plan shall apply for all Participants to limit a Participant's Aliant Benefit for Limitation Years beginning prior to January 1, 2000 (and not to Limitation Years beginning after December 31, 1999).

J. Section 9.01 is modified as follows:

9.01LL Eligibility

Notwithstanding anything to the contrary in Section 9.01 of the Plan: Each person who was both an Employee (as defined in the Former Plan) and a Member (as defined in the Former Plan) on December 31, 2001 shall be a Participant on January 1, 2002. Each other person who is an Eligible Employee shall become a Participant on the later of January 1, 2002 or the day following his completion of one Eligibility Year of Service, provided that he has not had a Termination of Employment prior to such date (and he remains an Eligible Employee on such date).

K. Section 10.01 is modified as follows:

10.01LL Normal Retirement Pension

(a) In applying the provisions of Section 10.01 of the Plan, the Accrued Pension of the Participant shall be calculated without regard to his Aliant Benefit.

(b) With respect to the Participant's Aliant Benefit: A Participant whose Retirement occurs on or after his Normal Retirement Date shall be eligible for a normal retirement Pension commencing as of his Normal Retirement Date with respect to his Aliant Benefit in an amount equal to his Aliant Benefit.

L. Section 10.02 is modified as follows:

10.02LL Early Retirement Pension

(c) In applying the provisions of Section 10.02 of the Plan, the Accrued Pension of the Participant shall be calculated without regard to his Aliant Benefit.

(d) With respect to the Participant's Aliant Benefit: A Participant who has not reached his Normal Retirement Date but who has:

(1) Attained age 55 and completed 20 years of Net Credited Service (as defined below), or

(2) Attained age 50 and completed 25 years of Net Credited Service (as defined below), or

(3) Completed 30 years of Net Credited Service (as defined below),

may elect by advance written application to the Plan Administrator to retire with an Early Retirement Benefit (as defined below) with respect to his Aliant Benefit.

The "Early Retirement Benefit" shall be monthly payments commencing as early as the Participant's early retirement date or on the first day following the exhaustion of any Employer-financed disability benefits and in an amount equal to his Aliant Benefit. However, if the Participant has not attained age 55 on his termination of employment, has not completed 30 years of Net Credited Service (as defined below) and his termination of employment occurs for any reason other than disability, the Early Retirement Benefit payable shall be reduced by five-tenths of one percent (0.5%) for each month, or part thereof, by which his termination of employment or commencement of his Early Retirement Benefit, if later, precedes the date the Participant would have attained age 55. For a person who was a Member of the Former Plan on December 31, 2001 and who has an Aliant Benefit of at least $110 per month, the following, to the extent applicable, shall apply: The early retirement reduction in the immediately preceding sentence with respect to the Aliant Benefit shall be limited so that the amount payable after application of the early retirement reduction is not less than $110 per month for periods prior to the Participant's Normal Retirement Date and for periods commencing on and continuing after the Participant's Normal Retirement Date is not less than the lesser of the Participant's Aliant Benefit or the amount stated in the following table:

TOTAL YEARS OF CREDITED SERVICE	MONTHLY AMOUNT
Less Than 20 Years	$150.00
20 But Less Than 21 Years	$152.50
21 But Less Than 22 Years	162.50
22 But Less Than 30 Years	170.00
30 But Less Than 40 Years	180.00
40 or More Years	190.00

For purposes of this Section: "Net Credited Service" shall be calculated in accordance with Section 3.04 of Appendix MM to this Section 13.37 and "Credited Service" shall be the amount of Credited Service under the Former Plan that the Participant had as of December 31, 2001.

M. Section 10.04 is modified as follows:

10.04LL Deferred Vested Pension Upon Termination of Employment

(f) In applying the provisions of Section 10.04 of the Plan, the Accrued Pension of the Participant shall be calculated without regard to his Aliant Benefit.

(g) With respect to the Participant's Aliant Benefit: A Participant who has a Termination of Employment, and who, with respect to his Aliant Benefit, does not qualify for a normal retirement Pension as provided in Section 10.01LL or an Early Retirement Benefit as provided in Section 10.02LL shall be entitled to receive a benefit equal to his Aliant Benefit commencing as provided in Section 11.03LL.

N. Section 11.01 is modified as follows:

11.01LL Normal and Early Retirement Provisions

(d) In applying the provisions of Section 11.01 of the Plan, the Accrued Pension of the Participant shall be calculated without regard to his Aliant Benefit.

(e) With respect to the Participant's Aliant Benefit: Any normal or early retirement Pension with respect to the Aliant Benefit shall be payable to a terminated Participant who has applied therefore in accordance with rules established by the Plan Administrator, commencing as provided in Section 10.01LL or Section 10.02LL and shall be payable monthly thereafter during the life of such terminated Participant.

The normal form of payment for the Aliant Benefit shall be the normal form of payment provided in Section 11.04LL. An optional form of benefit payment with respect to the Aliant Benefit may be elected pursuant to Section 11.05LL.

The last retirement payment to a retired Participant with respect to his Aliant Benefit shall be that made at the beginning of the month in which the death of such retired Participant occurs, except to the extent that he is receiving his payment in a normal or optional form that provides for a survivor's benefit, then any payment to him and any other person shall be as set forth in Section 11.04LL or Section 11.05LL, as applicable.

O. Section 11.03 is modified as follows:

11.03LL Deferred Vested Pension

(a) In applying the provisions of Section 11.03 of the Plan, the Accrued Pension of the Participant shall be calculated without regard to his Aliant Benefit.

(b) With respect to the Participant's Aliant Benefit: A deferred vested Pension with respect to the Aliant Pension shall be payable to an eligible Participant commencing with the first day of the month following his 65th birthday, or, if later, following the month proper application is made therefore (but with payments retroactive to the first day of the month following his 65th ), or, in the case of a former Participant who has completed 5 years of Eligible Service determined in accordance with Section 3.02 of Appendix MM to this Section 13.37 and who either (i) has attained age 55 and has completed 20 years of Continuous Service or (ii) has attained age 50 and has completed 25 years of Continuous Service as of the first day of any month on or after the date he either (i) attains age 55 if he has completed 20 years of Continuous Service or (ii) attains age 50 if he has completed 25 years of Continuous Service, and before his Normal Retirement Date, in accordance with his election to receive a reduced amount (as provided for in Schedule A to this Appendix LL) under the provisions of Section 10.04LL, and shall be payable each month thereafter during the life of such Participant. The last payment to the Participant shall be that made at the beginning of the month in which the death of the Participant occurs, except to the extent that he is receiving his payment in a normal or optional form that provides for a survivor's benefit, then any payment to him and any other person shall be as set forth in Section 11.04LL or Section 11.05LL, as applicable. For purposes of this Section, Continuous Service shall be calculated in accordance with Section 3.01 of Appendix MM of this Section 13.37.

P. Section 11.04 is modified as follows:

11.04LL Automatic Election of Qualified Joint and Survivor Annuity

(d) In applying the provisions of Section 11.04 of the Plan, the Accrued Pension of the Participant shall be calculated without regard to his Aliant Benefit.

(e) With respect to the Participant's Aliant Benefit: A Participant shall receive his Aliant Benefit in the normal form of payment provided in Section 4.04(a) or (b) of Appendix MM to this Section 13.37, unless the Participant has elected an optional form of payment with respect to his Aliant Benefit as provided in Section 11.05LL.

Q. Section 11.05 is modified as follows:

11.05LL Optional Forms of Pension

(f) In applying the provisions of Section 11.05 of the Plan, the Accrued Pension of the Participant shall be calculated without regard to his Aliant Benefit.

(g) With respect to the Participant's Aliant Benefit: A Participant shall receive his Aliant Benefit in the normal form of payment provided in Section 4.04(a) or (b) of Appendix MM to this Section 13.37, but may elect one of the optional forms of payment provided in Section 4.04(d) of Appendix MM to this Section 13.37 under the conditions for such elections set forth in Appendix MM to this Section 13.37. The optional form of payment shall be the Actuarial Equivalent, as defined in Section 1.03LL, of the Aliant Benefit.

R. Section 11.09 is modified as follows:

11.09LL Suspension of Benefits Upon Reemployment

Notwithstanding anything to the contrary in Section 11.09:

(a) Retirement benefits in pay status other than those attributable to the Participant's Aliant Benefit, will be suspended for each calendar month during which the Participant completes at least 40 Hours of Service performed on each of 8 or more days in "Section 203(a)(3)(B) Service" as defined in Department of Labor Regulations Section 2530.203-3(c). If a Participant whose Pension has been suspended in accordance with the preceding provisions of this subsection (a) becomes entitled to have his Pension resume, the Pension benefits that were previously suspended shall resume in the same amount and form as in effect prior to the suspension and any additional amount of Pension earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first retired.

(b) With respect to retirement benefits in pay status that are attributable to the Participant's Aliant Benefit, such retirement benefits will be suspended in accordance with Section 4.07 of Appendix MM to this Section 13.37.

S. Section 11.11 is modified as follows:

11.11LL Employment After Normal Retirement Age

(a) In applying the provisions of Section 11.11 of the Plan, the Accrued Pension of the Participant shall be calculated without regard to his Aliant Benefit.

(b) With respect to the Participant's Aliant Benefit: Notwithstanding any other provision of the Plan to the contrary, a Participant who continues in employment or who is employed after his Normal Retirement Date shall be entitled to a monthly retirement benefit with respect to his Aliant Benefit as provided in Section 4.01(d) of Appendix MM to this Section 13.37.

T. Section 12.01 is modified as follows:

12.01LL Death Prior to Pension Commencement

(e) In determining the monthly Qualified Preretirement Survivor Annuity under Section 12.01, the Accrued Pension of the Participant shall be calculated without regard to his Aliant Benefit.

(f) With respect to the Participant's Aliant Benefit, a survivor benefit shall be paid as described in Section 4.05 of Appendix MM to this Section 13.37 to the surviving spouse of a Participant or former Participant who is married to his spouse for the one-year period preceding his death and dies prior to the commencement of his Aliant Benefit.

SCHEDULE A TO APPENDIX LL

FACTORS TO BE USED IN THE DETERMINATION OF ACTUARIAL EQUIVALENCE
OF ALIANT BENEFIT DETERMINED ON AND AFTER JANUARY 1, 2002

1. The percentages listed hereunder shall be used to determine a Participant's Aliant Benefit when a former Participant elects early commencement of the Aliant Benefit as described in Section 10.04LL of this Appendix LL.

Age at Commencement of Benefits	Percentage of Benefit At Normal Retirement Date
50 51 52 53 54 55 56 57 58 59 60 61 62 63 64	24.2% 26.3% 28.6% 31.2% 34.1% 37.3% 40.8% 44.7% 49.1% 54.0% 59.5% 65.7% 72.7% 80.7% 89.7%

2. The factors listed on pages 297, 298, 299, and 300 immediately following Schedule A to Appendix MM will be used to determine the Actuarial Equivalent of a 50% Joint and Survivor Benefit of a Participant's Aliant Benefit as described in Section 11.05LL of this Appendix LL (referring to Section 4.04(a) of Appendix MM to this Section 13.37). The factors listed on pages 301, 302, 303, and 304 immediately following Schedule A to Appendix MM will be used to determine the Actuarial Equivalent of a Joint and One-Third Survivor Benefit of a Participant's Aliant Benefit as described in Section 11.05LL of this Appendix LL (referring to Option 2 in Section 4.04(d) of Appendix MM to this Section 13.37).

3. The calculation of a lump sum payment of Actuarial Equivalent of a Participant's Aliant Benefit shall be based on the following interest rate assumptions and mortality tables:

For a Participant who first becomes an Employee (as defined in the Former Plan) prior to July 1, 1997, the Actuarial Equivalent shall be determined by applying the factors in (i) or (ii) that produce the larger single sum payment, where (i) is the annual rate of interest on 30-year Treasury securities for the December that immediately precedes the Plan Year of the date of distribution and the prevailing commissioners' standard mortality table (described in Code Section 807(d)(5)(A)) and (ii) is 71/4% interest and the 1989 George B. Buck Mortality Table. For a Participant who first becomes an Employee (as defined in the Former Plan prior to January 1, 2002 and as defined in the Plan after December 31, 2001) on or after July 1, 1997, the Actuarial Equivalent shall be determined by applying the factors in (i) above.

APPENDIX MM
SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
OF
ALIANT COMMUNICATIONS CO. AND AFFILIATED COMPANIES

The Plan for Employees' Pensions of Aliant Communications Co. (the "Former Plan") is continued by amendment and merger into the Plan effective immediately following the end of the Plan Year ending December 31, 2001 (so that the Plan and the Former Plan existed separately for the entire Plan Year ending December 31, 2001 and only the Plan exists for the Plan Year beginning January 1, 2002). Thereafter, the provisions of the Plan shall govern the interests of participants, former participants, contingent annuitants or any other person or entity claiming any right or interest under the Former Plan.

Notwithstanding any other provision of the Plan, effective January 1, 2002, Articles VIII, IX, X, XI, XII, XIV, XV, XVII, and XXII, Section 3.08, Section 6.04, and Article I to the extent it applies to Articles VIII, IX, X, XI, XII, XIV, XV, XVII, and XXII, Section 3.08 and Section 6.04 of the Plan are replaced in their entirety (except to the extent Change in Employment Status provisions apply) by the provisions set forth below with respect to any employee who is in employment of the Controlled Group covered under the Plan on or after January 1, 2002 as an employee covered by a collective bargaining agreement providing for coverage under the Former Plan or this Appendix MM. For a Former Plan participant who died, became "totally and permanently disabled" or who had a Termination of Employment prior to January 1, 2002, the provisions of the Former Plan in effect at the date of the participant's death, the date the participant became totally and permanently disabled, or when the participant had a Termination of Employment shall govern the rights and interests of the participant, his beneficiaries and contingent annuitants and any other person or entity claiming any right or interest through the participant's participation in the Former Plan, except as otherwise required by law, or if the Former Plan participant is reemployed in employment of the Controlled Group on or after January 1, 2002 either in employment covered by a collective bargaining agreement providing for coverage under the Former Plan or this Appendix MM.

ARTICLE 1

DEFINITIONS

The following words and phrases shall have the following meanings for purposes of this Appendix MM unless a different meaning is plainly required by the context:

1.01 "Accrued Benefit" shall mean, as of any date of determination, the retirement Benefit computed under Section 4.01(c) of this Appendix MM on the basis of the Member's Pension Band Classification and Credited Service to that date.

1.02 "Affiliated Company" shall mean any member of the "Controlled Group" as defined in Section 1.15 of the Plan.

1.03 "Annuity Starting Date" shall mean the first day of the first period for which an amount is paid as an annuity or in any other form.

1.04 Reserved.

1.05 "Benefit" shall mean monthly payments under this Appendix MM payable as provided in Section 4.06 of this Appendix MM.

1.06 "Board of Directors" shall mean the Board of Directors of ALLTEL Nebraska, Inc.

1.07 "Break in Service" shall mean a period which constitutes a break in an Employee's Continuous Service, as provided in Section 3.01(b) of this Appendix MM.

1.08 "Code" shall mean the "Code" as defined in Section 1.11 of the Plan.

1.09 "Committee" shall mean the "Committee" as defined in Section 1.12 of the Plan.

1.10 Reserved.

1.11 Reserved.

1.12 "Contingent Annuitant" shall mean the spouse or parent of the Member as designated by the Member.

1.13 "Continuous Service" shall mean service recognized for purposes of establishing eligibility for membership in this Appendix MM and eligibility for certain benefits under this Appendix MM, determined as provided in Section 3.01 of this Appendix MM.

1.14 "Credited Service" shall mean service recognized for purposes of computing the amount of any Benefit under this Appendix MM, determined as provided in Section 3.03 of this Appendix MM.

1.15 Reserved.

1.16 "Eligible Service" shall mean service recognized for purposes of establishing eligibility for certain benefits under this Appendix MM, determined as provided in Section 3.02 of this Appendix MM.

1.17 "Employee" shall mean any person employed by the Employer as a common law employee who receives regular stated compensation other than a pension, severance pay, retainer or fee under contract.

1.17A "Employer" shall mean ALLTEL Nebraska, Inc. and any Affiliated Company that had adopted the Former Plan as of December 31, 2001 and any other Affiliated Company that has taken appropriate action to adopt the Plan with respect to this Appendix MM.

1.18 "Equivalent Actuarial Value" shall mean, unless otherwise specified, equivalent value as determined in accordance with Schedule A to this Appendix MM.

1.19 "ERISA" shall mean the "Act" as defined in Section 1.02 of the Plan.

1.20 "Hour of Service" shall mean, with respect to any applicable computation period,

(a) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliated Company,

(b) each hour for which an Employee is paid or entitled to payment by the Employer or an Affiliated Company on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence,

(c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Company, excluding any hour credited under (a) or (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made, and

(d) solely for purposes of determining whether an Employee has incurred a Break in Service under this Appendix MM, each hour for which an Employee would normally be credited under paragraph (a) or (b) above during a period of Parental Leave but not more than 501 hours for any single continuous period. However, the number of hours credited to an Employee under this paragraph (d) during the computation period in which the Parental Leave began, when added to the hours credited to an Employee under paragraphs (a) through (c) above during that computation period, shall not exceed 501. If the number of hours credited under this paragraph (d) for the computation period in which the parental leave began is zero, the provisions of this paragraph (d) shall apply as though the Parental Leave began in the immediately following computation period.

No hours shall be credited on account of any period during which the Employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws. An hour for which an Employee is paid at an overtime or a premium rate shall be regarded only as a single hour.

For purposes of determining the hours to be credited under paragraph (b) above, such hours shall be determined by dividing (i) the aggregate remuneration paid to the Employee by the Employer, directly or indirectly, other than for the performance of duties by (ii) the lesser of (A) the Employee's most recent hourly rate of compensation for the performance of duties or (B) the employee's average hourly rate of compensation for the performance of duties for the most recent calendar year in which the Employee completed at least 500 hours. The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Section 2530.200b-2(b) and (c).

1.21 "Leased Employee" shall mean any person as so defined in Section 3.11 of the Plan who is not an "excludable leased employee" as defined in Section 3.11 of the Plan.

1.22 "Member" shall mean any person included in the membership of this Appendix MM as provided in Article 2 of this Appendix MM. Any person who is not treated by the Employer as an employee for purposes of Section 3401 of the Code (without regard to any determination other than by the Employer that such person is or is not an employee for purposes of Section 3401 of the Code and without regard to any retroactive treatment by the Employer of such person as an employee for purposes of Section 3401 of the Code) shall not be or become a Member under this Appendix MM.

1.23 "Net Credited Service" shall mean service recognized for purposes of establishing the percentage factor for each year of service and eligibility for certain benefits under this Appendix MM, determined as provided in Section 3.04 of this Appendix MM.

1.24 "Normal Retirement Date" shall mean the first day of the calendar month next following the later of (A) the earlier of (i) the Employee's completion of five years of Continuous Service or (ii) the Employee's completion of the fifth anniversary of when the Employee commenced participation in the Plan or (B) the Employee's attaining age 65.

1.25 "Parental Leave" shall mean a period in which an Employee is absent from work because of the pregnancy of the Employee, the birth of a child of the Employee or the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following such birth or placement regardless of whether or not such absence is paid.

1.26 "Plan" shall mean the "Plan" as defined in Section 1.28 of the Plan.

1.27 "Plan Administrator" shall mean the "Plan Administrator" as defined in Section 1.29 of the Plan.

1.27A "Plan Year" shall mean the "Plan Year" as defined in Section 1.30 of the Plan.

1.28 "Social Security Retirement Age" shall mean age 65 with respect to a Member who was born before January 1, 1938; age 66 with respect to a Member who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Member who was born after December 31, 1954.

1.29 "Spousal Consent" shall mean written consent given by a Member's spouse to an election made by the Member which specifies the form of Benefit and beneficiary or beneficiaries designated by the Member. The specified form or specified beneficiary shall not be changed unless further Spousal Consent is given, unless the spouse expressly waives the right to consent to any future changes. Spousal Consent shall be duly witnessed by an authorized Plan representative or notary public and shall acknowledge the effect on the spouse of the Member's election. The requirement for Spousal Consent may be waived by the Plan Administrator in accordance with applicable law. Spousal Consent shall be applicable only to the particular spouse who provides such consent.

1.30 "Suspendible Month" shall mean a month in which the Member is credited with at least 81 Hours of Service.

1.31 Reserved.

ARTICLE 2

MEMBERSHIP

2.01 Every Employee in a job classification for which there is an assigned Pension Band of the Employer on January 1, 2002, who was a Member of the Former Plan on December 31, 2001, shall continue to be a Member.

2.02 Every other Employee of the Employer in a job classification described in Table I in Article 4 of this Appendix MM shall become a Member as of the first day of January or July, commencing with January 1, 2002, coincident with or next following the latest of (i) the date he completes one year of Continuous Service or the date on which he has been a regularly scheduled Employee for a period of at least 12 consecutive months, (ii) his attaining age 21, and (iii) the date he is an Employee of the Employer in a job classification described in Table I in Article 4 of this Appendix MM after having satisfied the foregoing clause (i) and (ii) of this sentence. For the purpose of this Section, one year of Continuous Service shall be a twelve-month period during which an Employee completes at least 1,000 Hours of Service. The first period to be used in computing such Continuous Service shall extend from the date of employment and include the ensuing twelve months. If, however, in such first twelve-month period such Employee has not completed at least 1,000 Hours of Service, the next period used in computing such Continuous Service shall commence with the first day of the calendar year following the date of employment and continue throughout the period of that calendar year. Thereafter succeeding calendar years shall be the subsequent periods to be used in computing such continuous service.

If an Employee has incurred a Break in Service prior to becoming eligible for membership, any Continuous Service prior to the break shall be disregarded in determining eligibility for membership if the number of his consecutive one-year Breaks in Service equals or exceeds the greater of (i) five or (ii) his aggregate years of Continuous Service prior to the period of Break in Service.

However, an Employee whose first day of employment was on or after his 60th birthday and prior to January 1, 1988 shall be eligible to become a Member on the later of January 1, 1988 or the January 1 or July 1 coinciding with or immediately following the date he completes one year of Continuous Service, provided he is then an Employee.

2.03 An Employee's membership shall terminate if he incurs a Break in Service due to the termination of his employment with the Employer (and any Affiliated Company) other than by reason of retirement. Membership shall be continued during a period while on leave of absence from service approved by the Employer or an Affiliated Company, but no Credited Service shall be granted for such period, except as provided in Article 3 of this Appendix MM with respect to a leave of absence or service in the Armed Forces of the United States. In no event shall the Member's retirement become effective during any such period that commences before he is entitled to retire at his own election.

2.04 If an Employee's membership terminates and he subsequently again becomes an Employee, he shall be considered a new Employee for all purposes of this Appendix MM, except as provided in Section 4.07 of this Appendix MM.

2.05 Each Member or beneficiary, before any Benefit shall be payable to him or on his account under this Appendix MM, shall file with the Committee such information as it shall require to establish his rights and benefits under this Appendix MM.

ARTICLE 3
SERVICE

3.01 Continuous Service.

(a) Except as hereinafter provided, all service with the Employer or an Affiliated Company, shall be considered Continuous Service for the purposes of this Appendix MM. In the case of an Employee who is not credited with an Hour of Service on or after January 1, 1988, Continuous Service shall not be credited after an Employee's Normal Retirement Date. With respect to any calendar year in which an Employee completes at least 1,000 Hours of Service, there shall be included in his Continuous Service a full year of Continuous Service. No Continuous Service need be recognized for any such calendar year in which an Employee completes less than 1,000 Hours of Service. In the event an Employee has completed 1,000 Hours of Service in the first anniversary year from the date of his employment to the first anniversary date of his employment, he must be credited for at least one year of Continuous Service for the two calendar years over which such service was earned. The Committee shall establish rules uniformly applicable to all Employees similarly situated, for determining the number of hours worked by an Employee in any year based upon appropriate employment records of hourly and salaried Employees.

(b) There shall be a Break in Service with respect to any calendar year, commencing on or after January 1, 1976, after the year in which a person first becomes employed during which he completes less than 500 Hours of Service. If an Employee who has not completed the eligibility requirements for a deferred vested retirement Benefit incurs a Break in Service which equals or exceeds the greater of (i) five years or (ii) the period of his Continuous Service rendered prior to such Break in Service, the service rendered prior to the Break in Service shall thereafter be excluded from his Continuous Service.

(c) With respect to an Employee who was employed by the Employer on or before December 31, 1975, Continuous Service for service rendered through that date shall be computed in accordance with paragraphs (a) and (b) above, substituting 900 in place of 1,000 hours and 450 in place of 500 hours.

(d) With respect to an Employee who is regularly scheduled to work during any period of employment, the Continuous Service except as provided in Section 3.01(b) of this Appendix MM shall not be less than the sum of:

(i) the number of years and months of service from his date of last employment by the Employer or an Affiliated Company to the date of determination of his Continuous Service, plus

(ii) in the event the period in (i) is at least 5 years, the number of years and months from each date of employment by the Employer or an Affiliated Company, prior to his last date of employment by the Employer or an Affiliated Company, to each respective date of termination of employment following the applicable date of employment.

(e) If an Employee shall have been absent from the service of the Employer or an Affiliated Company because of service in the Armed Forces of the United States and if he shall have returned to the service of the Employer or an Affiliated Company within 90 days either (i) after having become entitled to release from active duty in the Armed Forces or (ii) after hospitalization continuing after discharge for a period of not more than one year, such absence shall not count as a Break in Service. The period of any such absence shall be considered as Continuous Service.

(f) A period during which an Employee is on a leave of absence approved by the Employer or an Affiliated Company shall not be considered as a Break in Service and, under rules uniformly applicable to all Employees similarly situated, the Committee may authorize the inclusion of such period of leave as Continuous Service.

(g) For purposes of determining eligibility for membership and vesting, each of the following periods of service shall be counted in a person's Continuous Service to the extent that it would be recognized under paragraph (a) through (e) above with respect to Employees:

(i) a period of service in the employ of, but not as an Employee of, the Employer,

(ii) a period of service as an employee of an Affiliated Company, and

(iii) in the case of a person who is a Leased Employee before or after a period of service as an Employee or a period of service described in (i) or (ii) above, a period during which he has performed services for the Employer or an Affiliated Company as a Leased Employee.

The Break in Service rules of this Appendix MM shall be applied as though all such periods of service were service as an Employee.

The Break in Service rules of this Appendix MM shall be applied as though all such periods of service were service as an Employee.

3.02 Eligible Service.

Eligible Service of a Member shall include all Continuous Service except (i) service rendered prior to the Member's attaining age 18 and (ii) service rendered prior to January 1, 1971 in the case of an Employee who has not completed three years of Continuous Service after December 31, 1970.

3.03 Credited Service.

(a) An Employee's Credited Service, at any date, shall be equal to the period from an adjusted service date to the date of determination. In any case where the date of termination is later than the Member's Normal Retirement Date, and the Member is not credited with an Hour of Service on or after January 1, 1988, Credited Service shall be determined as of the later of January 1, 1979 or the Member's Normal Retirement Date.

(b) The original service date as of December 31, 1975 for all Employees of the Employer on that date, shall be equal to the adjusted service date under the provisions of this Appendix MM as in effect at that date, determined in accordance with the procedures used as of that time. Any adjustments on account of service rendered prior to December 31, 1975 shall be made in accordance with such procedures, even if made on or after January 1, 1976.

(c) The original service date for an Employee hired on or after January 1, 1976 will be the date of employment.

(d) The original service date will be brought forward with respect to any year commencing with 1976, other than the year in which Credited Service is being determined, in which the Employee completes less than 2,080 Hours of Service, by one year minus the ratio of the number of hours completed to 2,080 Hours of Service. A similar adjustment will be made with respect to the year in which Credited Service is being determined on the basis of the service actually scheduled through the date of such calculation, for a full time Employee.

(e) If a Member who has incurred a Break in Service after the termination of his employment is re-employed and is restored to membership pursuant to Section 4.07(b) of this Appendix MM and remains in the employ of the Employer for a period of (i) at least 5 consecutive years if the Member's reemployment occurs at least 5 years after the termination of the Member's employment, (ii) at least 4 consecutive years if the Member's reemployment occurs at least 4 years, but less than 5 years, after the termination of the Member's employment, (iii) at least 3 consecutive years if the Member's reemployment occurs at least 3 years, but less than 4 years, after the termination of the Member's employment, or (iv) at least 2 consecutive years if the Member's reemployment occurs at least 2 years, but less than 3 years, after the termination of the Member's employment, his service date shall be moved back by a period equal to his Credited Service prior to the Break in Service, provided such prior Credited Service was for a period of 6 or more consecutive months, and to the extent such prior Credited Service was not previously restored in accordance with Section 4.07(b) of this Appendix MM.

(f) Credited Service shall include any period of service in the Armed Forces of the United States which is included in the Member's Continuous Service pursuant to Section 3.01(e) of this Appendix MM. The Employer may, under rules uniformly applicable to all Employees similarly situated, grant Credited Service for any period, not in excess of six months, during which an Employee is on an approved leave of absence which is included in his Continuous Service pursuant to Section 3.01(f) of this Appendix MM. In any event there shall be no interruption in Credited Service with respect to a leave of absence of 30 days or less.

(g) Credited Service shall not be credited for any period in which a Member is not an Employee but is in the employ of the Employer, or in the employ of an Affiliated Company, or performing services for the Employer or an Affiliated Company as a Leased Employee.

3.04 Net Credited Service.

(a) The Net Credited Service is a period of elapsed time from the date first established for service to the date of determination, with credit for all bridged service as provided in Section 3.04(b) of this Appendix MM less all periods of absence which are deductible. In any case where the date of determination is later than the Member's Normal Retirement Date, and the Member is not credited with an Hour of Service on or after January 1, 1988, Net Credited Service shall be determined as of the later of January 1, 1979 or the Member's Normal Retirement Date.

(b) If a Member who has incurred a Break in Service after the termination of his employment is re-employed and is restored to membership pursuant to Section 4.07(b) of this Appendix MM and remains in the employ of the Employer for a period of (i) at least 5 consecutive years if the Member's reemployment occurs at least 5 years after the termination of the Member's employment, (ii) at least 4 consecutive years if the Member's reemployment occurs at least 4 years, but less than 5 years, after the termination of the Member's employment, (iii) at least 3 consecutive years if the Member's reemployment occurs at least 3 years, but less than 4 years, after the termination of the Member's employment, or (iv) at least 2 consecutive years if the Member's reemployment occurs at least 2 years, but less than 3 years, after the termination of the Member's employment, his Net Credited Service shall be bridged to include all previous periods of Net Credited Service of 6 consecutive months or more, but only to the extent that such Net Credited Service was not previously restored in accordance with Section 4.07(b) of this Appendix MM.

3.05 Reserved.

3.06 Reserved.

ARTICLE 4

BENEFITS

4.01 Normal Retirement Benefit.

(a) A Member may retire from service with a normal retirement Benefit upon reaching his Normal Retirement Date. A Member may defer his retirement and entitlement to Benefits and remain in service after his Normal Retirement Date, in which event the provisions of Section 4.01(d) of this Appendix MM shall be applicable. The right of a Member to his normal retirement Benefit shall be nonforfeitable upon attaining his Normal Retirement Date.

(b)

(1) The annual normal retirement Benefit payable upon retirement on or after Normal Retirement Date for a Member who is married on his Annuity Starting Date shall be a reduced benefit of Equivalent Actuarial Value computed pursuant to paragraph (c) below payable during the Member's life, and after his death, a survivor Benefit at one-half the rate of the reduced benefit payable to the Member shall be paid during the life of, and to, the spouse to whom the Member was married at his Annuity Starting Date; provided that if the Member and such spouse have not been married for at least one year upon the Member's death, no Survivor Benefit shall be payable to such spouse. For any Member who retires after his Normal Retirement Date, Equivalent Actuarial Value shall be determined as of the Member's Annuity Starting Date based on the ages on said date of the Member and of the person, if any, who is the Member's spouse at his Annuity Starting Date; provided, however, that in the case of a Member who attained age 65 prior to January 1, 1992, and whose Annuity Starting Date is on or after January 1, 1992, the Equivalent Actuarial Value shall not be less than the Equivalent Actuarial Value of the Member's Accrued Benefit computed pursuant to paragraph (c) below as if the Member retired on December 31, 1991, under the provisions of the Plan then in effect.

(2) If a Member is not married on his Annuity Starting Date, the annual normal retirement Benefit shall be equal to the amount determined in paragraph (c) below.

(c) Prior to its reduction as set forth in paragraph (b) above, the Benefit shall be computed as an amount payable for the life of the Member equal to the Benefit set forth in (1) or (2) below, whichever is applicable, but, in no event less than the amounts determined under (3), (4), or (5) below, whichever is applicable.

(1) Reserved.

(2) (A-1) Monthly retirement Benefits for Members who retire from those job classifications listed in Table I below shall be in accordance with the Pension Band assigned to the Member's job classification and the provisions of Section (2)(A-6) below:

TABLE I

PENSION BAND CLASSIFICATIONS
(EFFECTIVE OCTOBER 16, 2001)

Job Classification	Pension Band
Accounting Machine Operator	3 (5*)
Advanced Clerical	4 (6*)
Apparatus Service Attendant	1 (8*)
Assignment Clerk	5
Building Maintenance Mechanic - Lincoln & Territory	17
Building Service Attendant	1 (5*)
Building Service Attendant and Monitor	1 (5*)
Cable Technician	18
Cellular/Phone Center Technician	17
Clerk-Typist	2 (5*)
Commercial Representative - Lincoln & Territory	18
Communications Representative - Lincoln & Territory	21
Computer Operator	5
Control Clerk	13
Copy Center Operator	11
Customer Service Technician - Lincoln & Territory	17
Data Communications Technician	18
Data Entry Operator	1 (5*)
Dispatcher	19
Distribution Center Attendant	4 (9*)
Distribution Center Clerk	5
Distribution Center Trucker	12
Driver - Construction	16
Electronic Repair Center Radio Technician	19
Electronic Repair Center Technician	18
Equipment Operator	16
Equipment Repair Technician	17
Equipment Service Attendant	4 (11*)
Facilities Support Representative	9
Facility Technician - Lincoln & Hastings	18
Fleet Services Attendant	3 (8*)
Fleet Services Mechanic	17
Frame Attendant - Lincoln & Territory	8
General Clerk	11
General Repair Center Stock Clerk	17
Group Leader (Wage Schedule 01)	18
Group Leader (Wage Schedule 03)	19
Group Leader (Wage Schedule 11)	17
Group Leader (Wage Schedule 14)	4 (8*)
Group Leader (Wage Schedule 15)	5 (10*)
Group Leader (Wage Schedule 21)	1 (5*)
House Service Attendant	1 (2*)
Lamp and Key Technician	17
Large Systems Technician	19
Lounge Room Attendant	1 (2*)
Mail Carrier/Coin Collector	6
Mail Clerk	1
Materials Distribution Specialist - Seasonal	1
Materials Distribution Specialist Level 1	10
Materials Distribution Specialist Level 2	10
Materials Transportation Specialist Level 1	12
Materials Transportation Specialist Level 2	12
Network Analyst	19
Network Construction - Seasonal	1
Network Helper - Lincoln & Territory	5
Network Radio Technician - Lincoln & Territory	19
Network Technician - Lincoln & Territory	18
Outside Plant Technician	16
PBX Operator	5
PBX Technician - Lincoln & Territory	18
Receiving Clerk	5 (11*)
Receptionist	1
Repair Service Attendant	8
Senior Clerk - Lincoln & Territory	18
Service Clerk	5
Service Representative	9
Shipping Clerk	5 (11*)
Small Systems Technician	12 (13 effective 05/01/02)
Stenographer	3 (5*)
Technician - Customer Fulfillment Level 1	18
Technician - Customer Fulfillment Level 2	18
Technician - Digital Services Level 1	18
Technician - Digital Services Level 2	18
Technician - Network Construction Level 1	18
Technician - Network Construction Level 2	18
Technician - Network Switching Level 1	18
Technician - Network Switching Level 2	18
Technician - Network Transport Level 1	18
Technician - Network Transport Level 2	18
Technician - Service Assurance Level 1	18
Technician - Service Assurance Level 2	18
Telephone Repair Center Test Technician	18
Toll Investigation Clerk	6
Tool and Furniture Repairer	17
Trouble Analyst	18
Wire Installation Technician	1
Wire Technician	3

(A-2) As similarly situated new job classifications are adopted by the Employer, or existing job classifications are deleted by the Employer, the Committee may, by resolution, incorporate such additions or deletions appropriately into Table I above.

(A-3) The retirement Benefit of a Member promoted or transferred to a job classification in a higher Pension Band shall be determined for all years of service on the basis of the monthly Benefit of the higher band after 60 consecutive months in such band. In the event a period of 60 consecutive months is not completed subsequent to such promotion or transfer, the monthly Benefit shall be determined on the basis of the Pension Band from which such Member was first promoted or transferred during such 60-month period for all service prior to such promotion or transfer, plus the monthly Benefit of the band or bands to which promoted or transferred for all service in such band or bands. For purposes of this paragraph, promotions and transfers are defined as changes in job classification or location involving a change to a higher Pension Band.

(A-4) The retirement Benefit of a Member who was demoted or transferred to a job classification in a lower Pension Band will be determined for all years of service on the basis of the monthly benefit of the higher band, as in effect at the time of the demotion or transfer, until such time as the monthly Benefit of the lower band produces a higher benefit, providing the Employee had been in the higher band for a period of at least 60 consecutive months. If the period of Credited Service in the higher band was less than 60 consecutive months, the retirement Benefit for that portion of the Member's Credited Service shall be determined at the greater of:

the then current monthly Benefit of the higher band, as in effect at the time of the demotion or transfer; or the current monthly Benefit applicable to the lower band;

and the remaining portion of the Member's Credited Service shall be determined at the current monthly Benefit rate applicable to the lower band. For purposes of this paragraph, demotions and transfers are defined as changes in job classification or location involving a change to a lower Pension Band.

(A-5) The retirement Benefit of a Member promoted, demoted, or transferred after December 31, 1980, to a job classification listed in Table I above from another job classification not so listed, and who then retires within 60 months, shall be the sum of (i) the retirement Benefit determined under the provisions of the Plan other than this Appendix MM as of the last day in the former non-listed job classification; plus (ii) the amount determined under the provisions of this subsection (2)(A) for Credited Service in the new job classification. If such Member retires more than 60 months after such promotion, demotion, or transfer, the retirement Benefit shall be the greater of (i) the amount determined under the provisions of this subsection (2)(A) for all years of service, or (ii) an amount determined in the manner described above for a Member who retires within 60 months after such promotion, demotion, or transfer.

(A-6) The tables in this Section set forth monthly retirement values per year of Credited Service for each Pension Band and are applicable to retirements commencing in the years as specified in the tables. The three columns in each table set forth values to be multiplied by the applicable number of years of Credited Service.

(i) The rates in column (1) are applicable to the first 25 years, or portion thereof.

(ii) The rates in column (2) are applicable only to the next succeeding 5 years, or portion thereof (years 25.001 through 30).

(iii) The rates in column (3) are applicable only to the years in excess of 30.

Monthly retirement Benefits shall be equal to the sum of the products of (i), (ii), and (iii) above.

TABLE II
OF APPENDIX MM

TABLE OF MONTHLY RETIREMENT BENEFITS
APPLICABLE TO RETIREMENTS COMMENCING JANUARY 1, 2002
AND SUBSEQUENT YEARS

PENSION BAND	(1) FIRST 25 YEARS	(2) YEARS 25.001 THROUGH 30	(3) YEARS AFTER 30.001
1	$26.22	$27.54	$28.84
2	27.31	28.71	30.07
3	28.45	29.87	31.30
4	29.57	31.02	32.52
5	30.66	32.18	33.70
6	31.77	33.33	34.93
7	32.86	34.53	36.17
8	33.98	35.68	37.40
9	35.10	36.85	38.60
10	36.18	38.03	39.80
11	37.28	39.18	41.04
12	38.39	40.32	42.23
13	39.52	41.48	43.47
14	40.65	42.64	44.68
15	41.71	43.81	45.88
16	42.82	44.98	47.11
17	43.93	46.11	48.33
18	45.03	47.30	49.52
19	46.12	48.43	50.75
20	47.25	49.62	52.01
21	48.36	50.79	53.19

(B) Reserved.

(3) With respect to an Employee who has completed 20 years of Credited Service, the minimum normal retirement Benefit shall be One Hundred and Fifty Dollars ($150) per month. Effective January 1, 1979, the minimum monthly normal retirement Benefit with respect to an Employee who has completed at least 20 years of Credited Service shall be the amount stated in the following table:

TOTAL YEARS OF CREDITED SERVICE	MINIMUM MONTHLY BENEFIT
20 But Less Than 21 Years	$152.50
21 But Less Than 22 Years	162.50
22 But Less Than 30 Years	170.00
30 But Less Than 40 Years	180.00
40 or More Years	190.00

(4) With respect to an Employee who has completed at least 15 years but less than 20 years of Credited Service, the minimum normal retirement Benefit shall be Seven Dollars and Fifty Cents ($7.50) per month for each year of Credited Service.

(5) Reserved.

(6) Reserved.

(d)

(1) If a Member postpones his retirement as provided in Section 4.01(a) of this Appendix MM, he shall be retired from service on a late retirement Benefit on the date selected by the Member after the Committee receives his written application to retire.

(2) Effective January 1, 1988, a Member who remains in service after his Normal Retirement Date shall be entitled to a monthly retirement Benefit for each month during the postponement period which does not constitute a Suspendible Month. Upon later retirement, the Member shall be entitled to an immediate late retirement Benefit beginning on the Member's late retirement date and, subject to the provisions of Sections 4.01(b) and 4.04 of this Appendix MM, shall be equal to the amount determined in accordance with Section 4.01(c) of this Appendix MM based on the Member's Credited Service and Pension Band Classification as of his late retirement date.

(3) In the event a Member's Benefit is required to begin under Section 4.06(b) and (d) of this Appendix MM while the Member is in active service, such required beginning date shall be the Member's Annuity Starting Date for purposes of this Appendix MM and the Member shall receive a late retirement Benefit commencing on or before such required beginning date in an amount determined as if he had retired on such date. As of each succeeding January 1 prior to the Member's actual late retirement date (and as of his actual late retirement date), the Member's Benefit shall be recomputed to reflect additional accruals. The Member's recomputed Benefit shall then be reduced by the Equivalent Actuarial Value of the total payments of his late retirement Benefit made with respect to Suspendible Months of continued employment which were paid prior to each such recomputation to arrive at the Member's late retirement Benefit provided that no such reduction shall reduce the Member's late retirement Benefit below the amount of late retirement Benefit payable to the Member prior to the most recent recomputation of such Benefit.

4.02 Early Retirement Benefit.

(a) A Member who has not reached his Normal Retirement Date but who has:

(1) Attained age 55 and completed 20 years of Net Credited Service, or

(2) Attained age 50 and completed 25 years of Net Credited Service, or

(3) Completed 30 years of Net Credited Service,

shall, if the Member so requests, be retired from service with an early retirement Benefit. Written application submitted by a Member must be received by the Committee in advance of the early retirement date specified therein.

(b) The early retirement Benefit shall be an immediate Benefit commencing on the Member's early retirement date or on the first day following the exhaustion of any Employer-financed disability benefits and shall be computed as a normal retirement Benefit, in accordance with Section 4.01 of this Appendix MM, on the basis of his Credited Service and Pension Band Classification at the time of early retirement (or, as applicable regarding his Pension Band Classification, as provided in Section 4.01(c)(2) of this Appendix MM). However, if the Member has not attained age 55 on his early retirement date, has not completed 30 years of Net Credited Service and his early retirement occurs for any reason other than disability, the early retirement Benefit payable will be reduced by five-tenths of one percent (0.5%) for each month, or part thereof, by which his early retirement date precedes the date the Member would have attained age 55. The early retirement Benefit prior to any reduction on account of the modification described in Section 4.01(b)(1) of this Appendix MM shall in no event be less than One Hundred and Ten Dollars ($110) per month until the Member reaches his Normal Retirement Date and One Hundred and Fifty Dollars ($150) per month commencing on and continuing after the Member's Normal Retirement Date. Effective January 1, 1979, the minimum monthly early retirement Benefit commencing on and continuing after the Member's Normal Retirement Date, prior to any reduction on account of the modification described in Section 4.01(b)(1) of this Appendix MM, shall be the amount stated in the following table:

TOTAL YEARS OF CREDITED SERVICE	MINIMUM MONTHLY BENEFIT
20 But Less Than 21 Years	$152.50
21 But Less Than 22 Years	162.50
22 But Less Than 30 Years	170.00
30 But Less Than 40 Years	180.00
40 or More Years	190.00

(1) Reserved.

(2) Reserved.

(c) If a Member is married on his Annuity Starting Date, the annual Early Retirement Benefit shall be computed in accordance with Section 4.01(b)(1) of this Appendix MM, subject to this Section.

(d) If a Member is not married on his Annuity Starting Date, the annual Early Retirement Benefit shall be computed in accordance with Section 4.01(b)(2) of this Appendix MM, subject to this Section.

4.03 Deferred Vested Retirement Benefit.

(a) A Member who has completed 5 years of Eligible Service and who, for reasons other than retirement or death, ceases to be employed by the Employer or an Affiliated Company, shall be eligible for a deferred vested retirement Benefit on application therefor.

(b) The deferred vested retirement Benefit shall be a deferred Benefit commencing on the former Member's Normal Retirement Date and shall be computed as a normal retirement Benefit, in accordance with Sections 4.01(b) through 4.01(d) of this Appendix MM, on the basis of his Credited Service and Pension Band Classification at his date of termination and the applicable Benefit formula in effect on that date; provided that if, on the date of his termination, the Member has:

(1) Completed 20 years of Continuous Service but has not reached age 55, he shall, upon his attainment of age 55, or

(2) Completed 25 years of Continuous Service but has not reached age 50, he shall, upon his attainment of age 50,

be eligible to receive a deferred vested retirement Benefit commencing on the first day of the month next following in a reduced amount which shall be of Equivalent Actuarial Value to the deferred Benefit commencing on the Normal Retirement Date.

The minimum deferred vested retirement Benefit is equal to the product of (i) the minimum normal retirement Benefit specified in Section 4.01(c)(3) and (4) of this Appendix MM which the Member would have received had he continued in the employment of the Employer or an Affiliated Company and retired on his Normal Retirement Date and (ii) the ratio of his Credited Service to the date of his termination of employment to the sum of his Credited Service to the date of his termination of employment and the number of years from his date of termination of employment to his Normal Retirement Date.

(c) If a member is married on his Annuity Starting Date, the deferred vested Retirement Benefit shall be computed in accordance with Section 4.01(b)(1) of this Appendix MM, subject to this Section.

(d) If a Member is not married on his Annuity Starting Date, the deferred vested retirement Benefit shall be computed in accordance with Section 4.01(b)(2) of this Appendix MM, subject to this Section.

4.04 Automatic and Optional Forms of Retirement Benefits

(a) If the Member is not married on his Annuity Starting Date, his Benefit shall be payable until his date of death in monthly installments, unless the Member has elected an optional benefit as provided in subsection (d) below.

(b) If the Member is married on his Annuity Starting Date, and if he has not elected an optional form of benefit as provided in subsection (d) below, the Benefit payable shall be in the form of a Qualified Joint and Survivor Annuity of Equivalent Actuarial Value to the Benefit otherwise payable providing for a reduced Benefit payable to the Member during his life, and after his death, a survivor benefit equal to one-half of the reduced Benefit will continue to be paid during the life of, and to, the spouse to whom the Member was married at his Annuity Starting Date; provided that if the Member and spouse have not been married for at least one year upon the Member's death, no survivor benefit shall be payable to such spouse.

(c) Reserved.

(d) Any Member may, by written notice received by the Committee prior to the Annuity Starting Date, elect to convert his retirement Benefit otherwise payable to him after retirement into an optional Benefit of Equivalent Actuarial Value, in accordance with one of the options named below. Any former Member entitled to a deferred vested retirement Benefit may, by written notice received by the Committee prior to the Annuity Starting Date, elect to convert his retirement Benefit otherwise payable to him into an optional Benefit, in accordance with Option 1 below only.

Option 1. A retirement Benefit payable for the Member's life, with no benefit payable after his death, or

Option 2. A modified retirement Benefit payable during the Member's life, with the provision that after his death a Benefit of one-third the amount of the Benefit payable to the Member shall be paid during the life of, and to, the Contingent Annuitant nominated by him, by written designation duly acknowledged and filed with the Committee when he elected the option;

provided that under Option 2 where the Member's spouse is the Contingent Annuitant, the modification of the retirement Benefit shall be made prior to the application of the maximum limitations provided under Section 4.08 of this Appendix MM, and as so modified, shall be subject to such limitations; and provided further that if the Contingent Annuitant designated is other than the Member's spouse, the value of the retirement Benefit payable to the Member under the Option shall in no event be less than 51 percent of the total value of the benefits payable under the Option to the Member and his Contingent Annuitant.

For any Member who retires after his Normal Retirement Date, Equivalent Actuarial Value shall be determined as of his Annuity Starting Date based on the ages on said date of the Member and the person, if any, who is the Member's Contingent Annuitant at his Annuity Starting Date; provided however, that in the case of a Member who attained age 65 prior to January 1, 1992 and whose Annuity Starting Date is on or after January 1, 1992, the Equivalent Actuarial Value shall not be less than the Equivalent Actuarial Value of the Member's Accrued Benefit on December 31, 1991 determined as if the Member had retired on that date under the provisions of the Plan then in effect.

(e) A married Member's election of any option shall only be effective if Spousal Consent to the election is received by the Committee. The Employer shall furnish to each Member, no less than 30 days and no more than 90 days, before his Annuity Starting Date a written explanation in nontechnical language of the terms and conditions of the Benefit payable to the Member in the normal and optional forms described in this Section. Such explanation shall include a general description of the eligibility conditions for, and the material features and relative values of, the optional forms of Benefit under the Plan, any rights the Member may have to defer commencement of his Benefit, the requirement for Spousal Consent as provided in this paragraph (e), and the right of the Member to make, and to revoke an election under this Section. An election under this Section shall be made on a form provided by the Committee and may be made during the 90-day period ending on the Member's Annuity Starting Date, but shall not be made prior to the date the Member receives the written explanation described in this paragraph.

(f) An election of an option under this Section may be revoked on a form provided by the Committee, and subsequent elections and revocations may be made at any time and from time to time during the 90-day election period. An election of an optional benefit shall be effective on the Member's Annuity Starting Date. A revocation of any election shall be effective when the completed form is filed with the Committee. If a Member who has elected an optional benefit dies before the date the election of the option becomes effective, the election shall be revoked. If the Contingent Annuitant designated under an option dies before the date the election of the option becomes effective, the election shall be revoked.

4.05 Death Benefit

(a) In the case of the death of a married Member in active service after he has met the requirements for an early retirement Benefit, a deferred vested retirement Benefit or reached his Normal Retirement Date, or in the case of the death before the Annuity Starting Date of a married Member who terminated employment after he had met the requirements for a deferred vested retirement Benefit, a spouse's Benefit shall be payable to his surviving spouse for life provided that the spouse shall have been married to the Member during the one-year period preceding his death.

(1) The Benefit payable to the spouse of a Member who died in active service having met the requirements for normal retirement in accordance with paragraph (a) shall commence as soon as administratively practicable after the Member's death.

(2) The Benefit payable to the spouse of a Member who died in active service having met the requirements for early retirement in accordance with paragraph (a) shall commence as soon as administratively practicable after the Member's death, and the amount of such Benefit shall be reduced in accordance with Section 4.02(b) of this Appendix MM. Notwithstanding the preceding provisions of this Section 4.05(a)(2) of this Appendix MM, the spouse of a Member may elect to defer commencement of the spouse's Benefit under this Section 4.05(a)(2) of this Appendix MM to a date not later than the Member's Normal Retirement Date.

(3) The Benefit payable to the spouse of a Member who died having met the requirements for a deferred vested Benefit shall commence on the former Member's Normal Retirement Date, or otherwise, if elected by the spouse, on or after the earliest date on which the Member would have been eligible for Benefit commencement with the amount of such Benefit based on the amount of the vested Benefit to which the Member would have been entitled if he had requested Benefit commencement on that earlier date, reduced in accordance with Section 4.03(b) of this Appendix MM.

(b) The spouse's Benefit shall be equal to (1) in the case of a Member who dies after he has completed the age and/or service requirements for normal retirement Benefit, the Benefit which would have been payable to the spouse if on the date of the Member's death, the Member had commenced a normal retirement Benefit, and had died immediately thereafter; (2) in the case of a Member who dies after he has completed the age and service requirements for an early retirement benefit (but prior to the requirements of a normal retirement Benefit), the Benefit which would have been payable on the Member's Normal Retirement Date to the spouse, or, if earlier, the date as of which the spouse's Benefit commences if the spouse elects earlier commencement, based on the Member's retirement Benefit accrued as of his date of death, and as if on the Member's Normal Retirement Date, or, if earlier, the date of earlier commencement of the spouse's Benefit, the Member had commenced an early retirement Benefit and the Member had died immediately thereafter; and (3) in the case of any other Member, the Benefit which would have been payable on the Member's Normal Retirement Date to the spouse, or, if earlier, the date as of which the spouse's Benefit commences if the spouse elects earlier commencement, based on the Member's retirement Benefit accrued as of his date of death, and as if on the Member's Normal Retirement Date, or, if earlier, the date of earlier commencement of the spouse's Benefit, the Member had commenced a deferred vested retirement Benefit and the Member had died immediately thereafter.

(c) Reserved.

(d) In the event an unmarried Member dies while an employee, before commencement of the unmarried Member's retirement Benefit, and either (i) after he has attained age 55 and completed 20 years of Net Credited Service, (ii) after he has attained age 50 and completed 25 years of Net Credited Service, or (iii) after he has completed 30 years of Net Credited Service, a survivor's benefit shall be payable to a Contingent Annuitant duly designated by the Member equal to the benefit which would have been payable to the Contingent Annuitant as if the Member had retired with an early retirement Benefit commencing on the date of death and had made an effective election of Option 2 in accordance with Section 4.04 of this Appendix MM, without application of the reduction specified in Section 4.02(b) of this Appendix MM. If no Contingent Annuitant has been designated, no survivor benefit shall be payable.

4.06 Payment of Benefits

(a) All Benefits shall be paid in monthly installments at the end of the month in which due, in an amount which has been rounded to the nearest five cents, ceasing with a partial payment for the month of death, except that if the Member is survived by a spouse to whom he was married at his Annuity Starting Date, the provisions of Section 4.01(b) of this Appendix MM shall be applicable and if a Member has elected an optional Benefit the provisions thereof shall apply.

In any case, a lump sum payment of Equivalent Actuarial Value shall be made in lieu of monthly benefits if the present value of a Member's Benefit does not exceed $5,000. For a Member who first becomes an Employee prior to July 1, 1997, the Equivalent Actuarial Value for purposes of this Section 4.06(a) of this Appendix MM shall be determined by applying the factors in (i) or (ii) that produce the larger single sum payment, where (i) is the annual rate of interest on 30-year Treasury securities for the December that immediately precedes the Plan Year of the date of distribution and the prevailing commissioners' standard mortality table (described in Code Section 807(d)(5)(A)) and (ii) is 71/4% interest and the 1989 George B. Buck Mortality Table. For a Member who first becomes an Employee on or after July 1, 1997, the Equivalent Actuarial Value for purposes of this Section 4.06(a) of this Appendix MM shall be determined by applying the factors in (i) above.

In all cases of normal and early retirement, an Annuity Starting Date will not occur until at least 30 days after written notice by the Member to the Committee of his proposed retirement.

(b) Notwithstanding any other provision of the Plan to the contrary, distribution of a retirement Benefit shall commence not later than April 1 of the calendar year following the calendar year in which a Member attains age 701/2.

(c) Except as otherwise provided in this Appendix MM, payment of a Member's Benefit shall begin as soon as administratively practicable following the later of (i) the Member's Normal Retirement Date, or (ii) the date he terminates service with the Employer (but not more than 60 days after the close of the calendar year in which the later of (i) or (ii) occurs).

(d) Notwithstanding any other provision of this Article 4 of this Appendix MM, all distributions from the Plan shall conform to the regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of Section 401(a)(9)(G) of the Code.

(e) Distributions shall comply with the rollover requirements of Section 11.13 of the Plan.

(f) If the present value of a series of payments under a "qualified domestic relations order" (as defined in Section 206(d) of ERISA) amounts to $5,000 or less, a lump sum payment of Equivalent Actuarial Value, determined in the manner described in Section 4.06(a) of this Appendix MM, shall be made in lieu of the series of payments.

4.07 Restoration of Retired Members or Former Members to Service

(a) If a retired Member is restored to service with the Employer following commencement of his retirement Benefit, his retirement Benefit shall continue to be paid to him for any calendar month during his period of reemployment that is not a Suspendible Month and shall be suspended for any calendar month during his period of reemployment that is a Suspendible Month; provided, however, if the Member is subject to the minimum distribution rules in Section 4.06(b) and (d) of this Appendix MM, the Member's retirement Benefit shall not be suspended in any event. Upon the subsequent retirement of such Member, the Continuous Service, Credited Service and Net Credited Service to which he was entitled when he initially retired shall be restored to him, and his retirement Benefit shall be based on his Credited Service, Net Credited Service and Pension Band Classification before and after the period of prior retirement; provided, however, in no event shall the Member's final retirement Benefit be less than his retirement Benefit prior to his reemployment increased actuarially to reflect any suspension of benefits; and provided, further that the amount of any additional retirement Benefit accrued by the Member during his period of reemployment shall be reduced (but not below zero) by the Equivalent Actuarial Value of any retirement Benefit payments made to the Member during that period. Any optional Benefit form election made prior to his reemployment shall remain in effect upon such Member's subsequent retirement.

In the event of his death during such period of reemployment, any Benefit accrued after restoration to service shall be paid to his surviving spouse in accordance with the provisions of Section 4.05 of this Appendix MM.

(b) If any former Member is restored to service with the Employer or an Affiliated Company and, if he has incurred a Break in Service, completes one year of Continuous Service thereafter, as defined in Section 2.02 of this Appendix MM, he shall be restored to membership. Any such Member who was not entitled to a deferred vested retirement Benefit at the date of his initial termination of service and whose period of Break in Service did not equal or exceed the greater of (i) five years or (ii) the period of his Continuous Service at the time of such Break in Service shall have the Continuous Service rendered on or after January 1, 1976 to which he was previously entitled restored to him. Any such Member who terminated his service on or after January 1, 1976 and was entitled to a deferred vested retirement Benefit at the date of such termination of service shall have the Continuous Service to which he was previously entitled restored to him. Any Credited Service and Net Credited Service to which such Member was entitled at the time of such termination of service which is included in the Continuous Service so restored shall be restored to him, except that if such Member receives a lump sum settlement at the time of such termination such Credited Service and Net Credited Service shall not be restored to him. Upon retirement or upon subsequent termination of a Member whose previous Credited Service and Net Credited Service has been restored, his retirement Benefit or deferred vested retirement Benefit shall be based on his Credited Service, Net Credited Service and Pension Band Classification before and after the period when he was not an Employee.

4.08 Maximum Benefit Limitation

Notwithstanding anything to the contrary in subsection 7.01(j) of the Plan, the provisions of subsection 7.01(j) of the Plan shall apply for all Members to limit a Member's Accrued Benefit for Limitation Years beginning prior to January 1, 2000 (and not to Limitation Years beginning after December 31, 1999).

4.09 Transfers

(a)

(1) The following shall apply to an Employee subject to this Appendix MM who is not subject to Section 4.09(a)(2) of this Appendix MM: An Employee who ceased to be in a job classification subject to this Appendix MM and is thereafter an employee of the Controlled Group shall retain any Credited Service and Net Credited Service he has under this Appendix MM, and subsequent years of service with the Controlled Group shall count as Eligible Service and Continuous Service under this Appendix MM. Upon his later retirement or termination of employment with the Controlled Group, any Benefit to which the Employee is entitled under this Appendix MM shall be determined under provisions of this Appendix MM in effect on the date he ceased to be in a job classification subject to this Appendix MM but remained an employee of the Controlled Group, and only on the basis of his Credited Service accrued while he was an Employee in a job classification subject to this Appendix MM.

(2) The following shall apply to an Employee subject to this Appendix MM who was a Member (as defined in the Former Plan) under the Former Plan and who, prior to January 1, 2002, accrued Credited Service under the Former Plan as a result of employment not covered by a collective bargaining agreement, and who has at least one hour of service with the Controlled Group in a job classification not subject to this Appendix MM during the period from January 1, 2002 through December 31, 2005: An Employee who ceases to be in a job classification subject to this Appendix MM but remains an employee of the Controlled Group shall retain any Credited Service and Net Credited Service he has under this Appendix MM, and subsequent years of service with the Controlled Group shall count as Eligible Service and Continuous Service under this Appendix MM. Upon his later retirement or termination of employment with the Controlled Group, any Benefit to which the Employee is entitled under this Appendix MM shall be determined under this Appendix MM in effect on the date he ceased to be in a job classification subject to this Appendix MM; provided, however, that in applying Section 4.01(c)(2)(A-5) of this Appendix MM to such Employee, the phrase "the retirement Benefit determined under the provisions of the Plan other than this Appendix MM as of the last day in the former non-listed job classification" shall be replaced with "the greater of the retirement benefit determined under the provisions of the Plan other than this Appendix MM as of the last day in the former non-listed job classification or his 'Accrued Benefit' determined under the compensation-based formula in Section 4.01(c)(2)(B), but not including the last sentence of Section 4.01(c)(2)(B) (regarding employment transfer) (and not including the minimum normal retirement Benefit formulas) of the Former Plan as of the earlier of the last day in the former non-listed job classification under the Former Plan or December 31, 2001, multiplied by a fraction (not less than one), the numerator of which is the Participant's 'Average Final Compensation' (as defined in subsection 1.01LL of Appendix LL to this Section 13.37) as of the earlier of December 31, 2005 or the Participant's Termination of Employment subsequent to December 31, 2001, and the denominator of which is the Participant's 'Average Final Compensation' as that term is defined in the Former Plan under the Former Plan as of the earlier of the last day in the in the former non-listed job classification under the Former Plan or December 31, 2001".

(b) Subject to the Break in Service provisions of Article 3 of this Appendix MM, if a person who is originally employed as an Employee in a job classification subject to this Appendix MM, his period of service before becoming an Employee in a job classification subject to this Appendix MM shall count as Continuous Service and Eligible Service under this Appendix MM. Upon his later retirement or termination of employment, the Benefits payable under this Appendix MM shall be computed under the provisions of this Appendix MM in effect at that time, and only on the basis of the Credited Service and Net Credited Service accrued while he was an Employee in a job classification subject to this Appendix MM.

ARTICLE 5

MISCELLANEOUS

5.01 Reserved.

5.02 Reserved.

5.03 Reserved.

5.04 The Committee shall, upon direction of the Board of Directors uniformly applicable to all Employees similarly situated, deduct from the part of any retirement Benefit under this Appendix MM, all or part of any amount paid or payable to or on account of any Member under the provisions of any present or future law, pension or benefit scheme of any sovereign government, or any political subdivision thereof, on account of which contributions have been made or premiums or taxes paid by the Employer with respect thereto; provided that benefits payable under Title II of the Social Security Act are not to be used to reduce the benefits otherwise provided under this Appendix MM.

5.05 Reserved.

5.06 Reserved.

5.07 Reserved.

5.08 (a) For purposes of this Section, the Plan shall be "top-heavy" with respect to any calendar year commencing on or after January 1, 2002 as determined in accordance with Article VIII of the Plan.

(b) The following provisions shall be applicable to Members for any calendar year with respect to which the Plan is top-heavy:

(i) In lieu of the service required for eligibility for a deferred vested retirement Benefit specified in Section 4.03 of this Appendix MM, the following vesting schedule shall apply:

Eligible Service	Vesting Percentage
Less than 2 years	0%
2 years	20%
3 years	40%
4 years	60%
5 or more years	100%

(ii) The accrued benefit of a Member who is a non-key employee shall not be less than two percent of his 'average remuneration' multiplied by the number of years of his eligible service, not in excess of 10, during the calendar years for which the Plan is top-heavy, except that if payments to the Member commence at an age other than age 65, the minimum retirement Benefit shall be of equivalent actuarial value (as determined pursuant to the actuarial assumptions set forth in Section 8.08(a) of this Appendix MM) to such minimum Accrued Benefit. For purposes of this paragraph (b), 'average remuneration' shall mean the average annual remuneration of a Member based on compensation (as defined in Section 8.08(a) of this Appendix MM) for the five consecutive years of his Eligible Service after December 31, 1983 during which he received the greatest aggregate remuneration from the Employer, excluding any remuneration for service after the last calendar year with respect to which the Plan is top-heavy.

(iii) Reserved.

(iv) Reserved.

(c) If the Plan is top-heavy with respect to a calendar year and ceases to be top-heavy for a subsequent calendar year, the following provisions shall be applicable:

(i) The Accrued Benefit in any such subsequent calendar year shall not be less than the minimum Accrued Benefit provided in paragraph (b)(ii) above, computed as of the end of the most recent calendar year for which the Plan was top-heavy.

(ii) If a Member has completed three years of Eligible Service on or before the last day of the most recent calendar year for which the Plan was top-heavy, the vesting schedule set forth in paragraph (b)(i) above shall continue to be applicable.

(iii) For a Member who has completed at least two, but less than three, years of Eligible Service on or before the last day of the most recent calendar year for which the Plan was top-heavy, the vesting provisions of Section 4.03 of this Appendix MM shall again be applicable; provided, however, that in no event shall the vested percentage of a Member's Accrued Benefit be less than the percentage determined under paragraph (b)(i) above as of the last day of the most recent calendar year for which the Plan was top-heavy.

(d) Minimum benefits. For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and this Appendix MM, in determining years of service with the Employer and Affiliated Company, any service with the Employer or Affiliated Company shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key employee or former key employee.

ARTICLE 6

CONSTRUCTION

6.01 This Appendix MM, but not the trust instrument under which the funds of the Plan are held unless so provided in such instrument, shall be construed, regulated and administered under the laws of the State of Nebraska to the extent not preempted by ERISA.

SCHEDULE A TO APPENDIX MM

FACTORS TO BE USED IN THE DETERMINATION OF ACTUARIAL
EQUIVALENCE AS RESPECTS APPENDIX MM BENEFITS
DETERMINED ON AND AFTER JANUARY 1, 2002

1. The percentages listed hereunder shall be used to determine the Equivalent Actuarial Value when a former Member elects early commencement of a deferred vested retirement Benefit as described in Section 4.03(b) of this Appendix MM.

Age at Commencement of Benefits	Percentage of Benefit at Normal Retirement Date
50 51 52 53 54 55 56 57 58 59 60 61 62 63 64	24.2% 26.3% 28.6% 31.2% 34.1% 37.3% 40.8% 44.7% 49.1% 54.0% 59.5% 65.7% 72.7% 80.7% 89.7%

2. The calculation of a lump sum payment of Equivalent Actuarial Value in lieu of all Benefits payable under this Appendix MM shall be based on the interest rate assumptions and mortality tables set forth in Section 4.06(a) of this Appendix MM.

3. The factors listed on pages 297, 298, 299, and 300 immediately following this Schedule A to this Appendix MM will be used to determine the Equivalent Actuarial Value of a 50% Joint and Survivor Benefit as described in Section 4.01(b) of this Appendix MM. The factors listed on pages 301, 302, 303, and 304 immediately following this Schedule A to this Appendix MM will be used to determine the Equivalent Actuarial Value of a Joint and One-Third Survivor Benefit described as Option 2 in Section 4.04(d) of this Appendix MM.